UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21991

Fidelity Rutland Square Trust II
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

John Hitt, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2015

This report on Form N-CSR relates solely to the Registrant's Strategic Advisers Core Income Multi-Manager Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Emerging Markets Fund of Funds, Strategic Advisers Income Opportunities Fund, Strategic Advisers Income Opportunities Fund of Funds, Strategic Advisers International Fund, Strategic Advisers International Multi-Manager Fund, Strategic Advisers International II Fund, Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers Small-Mid Cap Multi-Manager Fund series (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers® Emerging Markets Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2015

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Life of fund A
Strategic Advisers® Emerging Markets Fund	5.04%	0.70%

A From September 30, 2010.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund on September 30, 2010, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks posted a slight gain for the 12-month period ending February 28, 2015, amid recessionary pressure in parts of Asia and anemic economic growth in the eurozone. The MSCI ACWI (All Country World Index) ex USA Index rose 1.00%, advancing early on but declining in the second half as the U.S. dollar extended its rise and oil prices tumbled. Europe (-3%) was hampered by late-period deflationary concerns and currency weakness; investors were surprised when Switzerland (+1%) unpegged its franc from the euro, with Spain (-6%) and Italy (-10%) chiefly affected. Greece (-56%) headlined again, reprising fears of default or even a eurozone exit. Germany (-4%), Europe's largest economy, cut growth forecasts in December on declining exports. The U.K. (-3%) endured decelerating growth and a cooling housing market. Across the Pacific, Japan (+9%) fought encroaching recession by expanding its already-aggressive economic stimulus plan; Europe followed suit in January. Emerging markets (+4%) saw late-period outflows ahead of potential U.S. Federal Reserve tightening. Countries dependent on resources exports were among the worst performers, including Russia (-25%) and Brazil (-10%). Net importers such as China (+19%) fared better given lower input costs to production, with India (+37%) buoyed further by optimism for regulatory reform.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® Emerging Markets Fund: For the year, Strategic Advisers® Emerging Markets Fund (the Fund) returned 5.04%, slightly trailing the 5.38% gain of the MSCI Emerging Markets Index. Relative to the benchmark, Thornburg Developing World Fund's strategy was unrewarded due to poor security selection in consumer categories and energy, particularly in China and Taiwan. GMO Emerging Markets Fund also detracted, as its deep-value strategy emphasizing cyclical areas of the market was hampered by unsuccessful stock picks in information technology and consumer discretionary, primarily in China, India and Brazil. Oppenheimer Developing Markets Fund, which employs a quality-focused, core style, had weak selections in consumer staples, energy and technology, and was overweighted in poor-performing Russia. On the plus side, sub-adviser Acadian Asset Management - the Fund's largest manager allocation - was the top relative contributor. Acadian's quantitatively driven, value-oriented style yielded strong picks in financials, consumer discretionary and materials, most notably in Mexico, Turkey and Malaysia. T. Rowe Price Emerging Markets Stock Fund also contributed, as its growth-oriented strategy delivered solid selections in financials and industrials, along with favorable positioning in materials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Actual	.21%	$ 1,000.00	$ 915.40	$ 1.00
HypotheticalA		$ 1,000.00	$ 1,023.75	$ 1.05

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
GMO Emerging Markets Fund Class IV	13.4	14.6
Lazard Emerging Markets Equity Portfolio Institutional Class	13.0	14.3
Aberdeen Emerging Markets Fund Institutional Service Class	12.9	13.3
Fidelity Emerging Markets Fund	10.3	10.1
T. Rowe Price Emerging Markets Stock Fund	8.3	8.3
Oppenheimer Developing Markets Fund Class I	6.1	6.5
Parametric Emerging Markets Fund Investor Class	4.9	5.3
Invesco Developing Markets Fund Class R5	3.9	4.3
Thornburg Developing World Fund - Class I	3.8	3.8
SPDR S&P China ETF	1.0	1.0
	77.6
Asset Allocation (% of fund's net assets)
As of February 28, 2015	As of August 31, 2014
Emerging Markets Funds 78.7%	Emerging Markets Funds 82.7%
Stocks 16.5%	Stocks 16.4%
Sector Funds 0.0%*	Sector Funds 0.0%*
Short-Term Investments and Net Other Assets (Liabilities) 4.8%	Short-Term Investments and Net Other Assets (Liabilities) 0.9%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
* Amount represents less than 0.1%

Annual Report

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 16.0%
	Shares	Value
CONSUMER DISCRETIONARY - 1.5%
Auto Components - 0.3%
Amtek Auto Ltd. (a)	47,847	$ 120,822
ATLASBX Co. Ltd.	1,967	72,795
Bharat Forge Ltd.	21,969	445,017
CEAT Ltd.	83,546	1,022,258
Dayou Smart Aluminium Co. Ltd. (a)	31,056	36,101
Dongah Tire & Rubber Co. Ltd.	3,340	62,638
Ege Endustri Ve Ticaret A/S	1,463	107,303
Exide Industries Ltd.	48,730	142,573
FIEM Industries Ltd. (a)	6,200	74,339
Gabriel India Ltd. (a)	101,598	143,024
Gmb Korea Corp.	7,110	41,455
JK Tyre & Industries Ltd. (a)	66,839	125,962
Kyung Chang Industrial Co. Ltd.	5,742	45,942
Mahindra Compagnie Automotive Ltd. (a)	20,826	70,271
MRF Ltd.	3,296	2,202,402
NVH Korea, Inc.	9,129	30,593
Sejong Industrial Co. Ltd.	3,620	41,752
Seoyeon Co. Ltd.	10,757	155,819
Sewon Precision Industries Co. Ltd. (a)	1,724	42,743
Sungwoo Hitech Co. Ltd.	32,043	359,393
Yoo Sung Enterprise	16,600	84,876
		5,428,078
Automobiles - 0.8%
DRB-Hicom Bhd	100,100	54,056
Hero Motocorp Ltd.	13,059	566,041
Hyundai Motor Co.	2,458	358,283
Kia Motors Corp.	81,449	3,365,631
Maruti Suzuki India Ltd. (a)	22,608	1,326,884
Qingling Motors Co. Ltd. (H Shares)	90,000	30,983
Tata Motors Ltd. (a)	200,045	1,869,570
Tata Motors Ltd. sponsored ADR	61,045	3,004,635
Tvs Motor Co. Ltd.	361,985	1,655,556
		12,231,639
Diversified Consumer Services - 0.0%
Kukbo Design Co. Ltd.	3,024	47,099
Hotels, Restaurants & Leisure - 0.0%
Grande Asset Hotels And Property PCL NVDR	793,600	48,603
Shanghai Jin Jiang International Hotel Co. Ltd. (H Shares)	272,000	81,364
		129,967
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - 0.1%
Ability Enterprise Co. Ltd.	61,000	$ 36,862
Kang Yong Electric PCL NVDR	5,000	45,314
LG Electronics, Inc.	3,080	172,866
Tatung Co. Ltd. (a)	415,000	114,171
Vestel Elektonik Sanayi ve Ticaret A/S (a)	74,277	235,974
Vestel White Goods A/S	93,806	620,712
		1,225,899
Media - 0.1%
ABS CBN Broadcasting Corp. (depositary receipt)	190,800	284,653
Eros International Media Ltd. (a)	38,528	242,726
Hyundai HCN	154,083	663,288
Megacable Holdings S.A.B. de CV unit (a)	56,222	206,471
		1,397,138
Multiline Retail - 0.0%
Future Retail Ltd. (a)	37,634	70,039
Magazine Luiza SA	67,600	144,785
		214,824
Specialty Retail - 0.1%
Foschini Ltd.	23,958	339,702
GOME Electrical Appliances Holdings Ltd.	874,000	118,324
Mr Price Group Ltd.	6,164	142,523
Pc Jeweller Ltd. (a)	62,305	275,558
Super Group Ltd. (a)	38,982	117,850
Via Varejo SA unit (a)	67,900	404,231
		1,398,188
Textiles, Apparel & Luxury Goods - 0.1%
361 Degrees International Ltd.	22,000	6,553
Aksa Akrilik Kimya Sanayii	84,245	323,386
CECEP COSTIN New Materials Group Ltd.	123,000	50,273
China Great Star International Ltd. (a)	66,524	181,246
Fuguiniao Co. Ltd.	24,800	50,778
Fulgent Sun International Holding Co. Ltd.	46,000	85,732
Huvis Corp.	45,710	473,244
KPR Mill Ltd.	13,876	116,787
LG Fashion Corp.	5,889	168,470
Luthai Textile JSC Ltd. (B Shares)	92,400	126,285
Trident Ltd.	112,718	44,331
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Vaibhav Global Ltd. (a)	4,869	$ 63,667
Weiqiao Textile Co. Ltd. (H Shares)	483,500	263,700
		1,954,452
TOTAL CONSUMER DISCRETIONARY		24,027,284
CONSUMER STAPLES - 0.7%
Beverages - 0.0%
Hitejinro Holdings Co. Ltd.	5,900	64,299
Pepsi-Cola Products Philippines, Inc. (a)	2,298,100	238,642
		302,941
Food & Staples Retailing - 0.0%
Bgf Retail (a)	963	78,537
Food Products - 0.6%
Astral Foods Ltd.	6,692	100,192
Chaoda Modern Agriculture ADR (a)	1,109	2,362
Dae Han Flour Mills Co. Ltd.	266	43,242
Dharma Satya Nusantara PT	184,100	62,103
GFPT PCL NVDR	115,800	48,354
Gruma S.A.B. de CV Series B	352,856	4,328,824
Heritage Foods (India) Ltd.	6,058	33,366
Industrias Bachoco SA de CV Series B (a)	49,399	210,734
JBS SA	449,000	1,980,266
KRBL Ltd.	106,886	249,538
Marfrig Global Foods SA (a)	193,100	327,870
Pinar Entegre Et ve Un Sanayi AS	923	3,429
PT Indofood Sukses Makmur Tbk	641,900	367,509
Sao Martinho SA (a)	5,800	77,640
TAT Konserve (a)	12,365	18,730
Thai Union Frozen Products PCL NVDR	813,600	538,541
Tunas Baru Lampung Tbk PT	792,600	42,620
		8,435,320
Personal Products - 0.1%
AMOREPACIFIC Corp.	56	145,199
AMOREPACIFIC Group, Inc.	307	372,490
China King-highway Holdings Ltd. (a)	157,740	613,133
Emami Ltd.	15,368	239,086
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - continued
Marico Ltd.	51,128	$ 296,649
Real Nutriceutical Group Ltd.	685,000	189,007
		1,855,564
Tobacco - 0.0%
British American Tobacco (Malaysia) Bhd	5,100	97,593
TOTAL CONSUMER STAPLES		10,769,955
ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Bangchak Petroleum PCL:
(For. Reg.)	520,100	542,944
NVDR	128,600	134,248
Bharat Petroleum Corp. Ltd. (a)	42,340	511,062
Cosan Ltd. Class A	46,055	347,715
Gazprom OAO sponsored ADR (Reg. S)	215,489	1,075,290
GPN Capital SA sponsored:
ADR	3,664	51,479
ADR	3,617	50,891
Great Eastern Shipping Co. Ltd.	55,484	331,146
Hindustan Petroleum Corp. Ltd. (a)	33,225	326,463
Indian Oil Corp. Ltd. (a)	19,684	106,515
Ipek Dogal Enerji Kaynaklari Ve Uretim AS (a)	124,732	89,496
Polish Oil & Gas Co. SA	284,715	386,343
Polski Koncern Naftowy Orlen SA	46,091	679,021
PT Adaro Energy Tbk	7,335,100	544,812
PT Delta Dunia Petroindo Tbk (a)	4,021,100	44,489
PT Energi Mega Persada Tbk (a)	11,847,200	87,995
PTT PCL NVDR	65,900	699,156
Rukun Raharja Tbk PT (a)	399,000	52,171
Sasol Ltd.	110,514	3,989,326
Siamgas & Petrochemicals PCL NVDR	98,200	34,323
SK Gas Co. Ltd.	875	73,188
Surgutneftegas sponsored ADR	15,776	87,636
Tsakos Energy Navigation Ltd.	43,480	326,100
Tupras Turkiye Petrol Rafinelleri A/S	31,396	663,287
		11,235,096
FINANCIALS - 4.1%
Banks - 2.5%
Agricultural Bank of China Ltd. (H Shares)	3,918,000	1,944,906
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
Banco do Brasil SA	343,200	$ 2,867,707
Bangkok Bank PCL	55,800	317,575
Bank of China Ltd. (H Shares)	12,709,000	7,308,355
Bank Pembangun Daerh Jawa Timur	1,366,800	57,633
Canara Bank Ltd.	113,186	749,049
China CITIC Bank Corp. Ltd. (H Shares)	4,342,000	3,291,854
China Construction Bank Corp. (H Shares)	8,922,000	7,419,854
China Merchants Bank Co. Ltd. (H Shares)	88,500	201,971
Credicorp Ltd. (United States)	7,937	1,152,611
Grupo Financiero Inbursa S.A.B. de CV Series O	733,407	2,062,531
Krung Thai Bank PCL:
(For. Reg.)	985,300	694,861
NVDR	3,229,800	2,277,743
Kyongnam Bank (a)	13,943	132,958
National Bank of Greece SA sponsored ADR (a)	103,966	163,227
PT Bank Bukopin Tbk	834,000	51,298
PT Bank PAN Indonesia Tbk (a)	784,500	66,766
PT Bank Rakyat Indonesia Tbk	2,659,100	2,648,813
Sinopac Holdings Co.	592,392	242,104
State Bank of Bikaner & Jaipur (a)	6,949	70,669
State Bank of India	174,102	846,807
Thanachart Capital PCL:
(For. Reg.)	797,900	863,795
NVDR	333,700	361,259
Turkiye Is Bankasi A/S Series C	1,203,804	3,018,267
Union Bank of India	92,774	263,837
Woori Bank (a)	15,141	130,356
		39,206,806
Capital Markets - 0.1%
Asia Plus Group Holdings Securities NVDR	462,800	62,985
China Galaxy Securities Co. Ltd. (H Shares)	412,000	491,374
Grupo Financiero Interacciones SA de CV	62,091	420,859
Is Yatirim Menkul Degerler A/S	16,577	8,854
Peregrine Holdings Ltd.	25,515	55,769
		1,039,841
Consumer Finance - 0.0%
Krungthai Card PCL NVDR	205,800	563,356
Manappuram General Finance & Leasing Ltd.	104,950	59,318
		622,674
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 0.6%
FirstRand Ltd.	1,101,742	$ 5,052,346
Fubon Financial Holding Co. Ltd.	2,831,000	5,042,173
Meritz Financial Holdings Co.	4,270	45,759
		10,140,278
Insurance - 0.7%
Liberty Holdings Ltd.	202,698	2,456,040
LIG Insurance Co. Ltd.	10,820	235,835
MMI Holdings Ltd.	1,071,872	2,990,566
MNRB Holdings Bhd	22,800	23,362
New China Life Insurance Co. Ltd. (H Shares)	130,200	749,559
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	26,000	289,138
Porto Seguro SA	314,100	3,465,473
PT Panin Life Tbk (a)	2,052,400	49,226
Sanlam Ltd.	60,048	389,117
		10,648,316
Real Estate Investment Trusts - 0.0%
Akfen Gayrimenkul Yatirim Ortakligi A/S (a)	100,437	68,060
FII BTG Pactual Corporate Office Fund	2,530	95,380
Kiler Gayrimenkul Yatirim Ortakligi AS (a)	57,339	26,513
		189,953
Real Estate Management & Development - 0.2%
Ananda Development PCL	541,000	69,947
Dongwon Development Co. Ltd.	3,311	108,100
KSL Holdings Bhd	142,800	86,605
LBS Bina Group Bhd	401,900	172,513
Preuksa Real Estate PCL NVDR	134,300	132,929
PT Agung Podomoro Land Tbk	15,189,500	539,418
PT Kawasan Industri Jababeka Tbk	3,118,200	87,334
PT Lippo Cikarang Tbk (a)	475,500	438,711
PT Pakuwon Jati Tbk	2,698,800	114,843
Radium Life Tech Co. Ltd.	210,160	109,618
SC Asset Corp. PCL unit	461,100	55,908
Sunway Bhd	63,500	59,438
United Development Co.	38,435	256,188
Vista Land & Lifescapes, Inc.	3,054,300	495,142
		2,726,694
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.0%
Malaysia Building Society Bhd	99,000	$ 60,316
TOTAL FINANCIALS		64,634,878
HEALTH CARE - 0.2%
Health Care Providers & Services - 0.0%
Faber Group Bhd	109,500	84,604
Qualicorp SA (a)	18,700	171,273
Selcuk Ecza Deposu Tic A/S	57,536	66,969
Thai Nakarin Hospital PCL NVDR	39,000	22,799
		345,645
Life Sciences Tools & Services - 0.0%
Dishman Pharmaceuticals and Chemicals Ltd.	136,365	341,582
Pharmaceuticals - 0.2%
Ajanta Pharma Ltd.	4,649	205,548
Alembic Pharmaceuticals Ltd. (a)	103,105	686,849
Aurobindo Pharma Ltd.	45,212	757,567
Dong Wha Pharm Co. Ltd.	10,710	60,791
Lupin Ltd.	19,480	548,931
		2,259,686
TOTAL HEALTH CARE		2,946,913
INDUSTRIALS - 1.0%
Air Freight & Logistics - 0.0%
Allcargo Logistics Ltd.	10,953	60,468
Guangdong Yueyun Transportation Co. Ltd.	79,000	60,301
SG&G Corp. (a)	12,620	44,297
Sinotrans Ltd. (H Shares)	172,000	113,768
Transport Corp. of India Ltd.	15,756	62,798
		341,632
Airlines - 0.3%
Air China Ltd. (H Shares)	216,000	191,609
Avianca Holding SA sponsored ADR	70,877	860,447
Cebu Air, Inc.	267,110	545,061
China Southern Airlines Ltd. (H Shares)	650,000	323,982
Grupo Aeromexico S.A.B. de CV (a)	165,296	278,935
Turk Hava Yollari AO (a)	633,291	2,284,563
		4,484,597
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Building Products - 0.1%
Ege Seramik Sanayi ve Ticaret A/S	36,353	$ 61,586
Sintex Industries Ltd. (a)	78,840	149,794
Trakya Cam Sanayii A/S	654,857	960,607
		1,171,987
Commercial Services & Supplies - 0.0%
Blue Label Telecoms Ltd.	139,444	107,573
KTCS Corp.	1,922	5,568
KTIS Corp.	15,400	47,132
		160,273
Construction & Engineering - 0.1%
Apex Science & Engineering Corp.	100,100	38,522
China Communications Construction Co. Ltd. (H Shares)	181,000	221,238
China Railway Group Ltd. (H Shares)	395,000	320,857
Muhibbah Engineering (M) Bhd	178,000	112,883
Murray & Roberts Holdings Ltd.	128,238	191,151
Protasco Bhd	95,600	45,801
PT Petrosea Tbk	178,000	11,568
PT Surya Semesta Internusa Tbk	1,027,500	106,924
SEAFCO PCL NVDR	166,500	67,465
Sriracha Construction PCL	56,700	56,998
Sungdo Engineering & Constuction Co. Ltd.	6,557	29,268
Syntec Construction PCL NVDR	991,200	101,174
Te Chang Construction Co. Ltd.	53,550	46,155
Tekfen Holding A/S (a)	185,504	410,391
United Integration Services Co. Ltd.	184,000	190,191
		1,950,586
Electrical Equipment - 0.1%
Amara Raja Batteries Ltd. (a)	3,543	50,980
Audix Corp.	40,800	56,187
Chicony Power Technology Co. Ltd.	38,000	52,573
DONGYANG E&P, Inc.	21,665	256,767
Finolex Cables Ltd.	43,975	194,667
Harbin Electric Machinery Co. Ltd.(H Shares)	82,000	55,930
Korea Electric Terminal Co. Ltd.	3,990	226,476
		893,580
Industrial Conglomerates - 0.2%
Berjaya Group Bhd	378,200	47,131
Cahya Mata Sarawak Bhd	291,300	347,688
CJ Corp.	9,674	1,524,315
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - continued
Daesang Holdings Co. Ltd.	4,590	$ 77,951
Hong Leong Industries Bhd	43,400	54,686
Mannai Corp. (a)	9,621	288,010
PJ Development Holdings Bhd	105,700	44,493
San Miguel Corp.	76,920	135,162
		2,519,436
Machinery - 0.1%
Elecon Engineering Co. Ltd.	48,942	42,863
George Kent (MALAYSIA) Bhd	131,066	49,726
Jantsa Jant Sanayi Ve Ticaret	5,580	66,394
Jingwei Textile Machinery Co. Ltd. (H Shares)	58,000	73,287
Kepler Weber SA	5,600	61,450
PT United Tractors Tbk	158,000	253,656
Shanghai Shangling Electric Appliances Co. Ltd. (B Shares)	143,100	363,474
Sinotruk Hong Kong Ltd.	90,000	53,147
		963,997
Marine - 0.0%
Hanjin Shipping Holdings Co. Ltd. (a)	7,390	64,430
MISC Bhd	56,100	130,812
Wan Hai Lines Ltd.	265,000	294,988
Wisdom Marine Lines Co. Ltd.	61,000	71,977
		562,207
Road & Rail - 0.0%
PKP Cargo SA	3,838	90,596
Trading Companies & Distributors - 0.0%
Barloworld Ltd.	19,385	148,596
Transportation Infrastructure - 0.1%
Bangkok Expressway PCL:
(For.Reg.)	42,500	60,142
NVDR	58,800	83,208
Celebi Hava Servisi A/S (a)	9,248	110,960
Grupo Aeroportuario del Pacifico SA de CV Series B	65,967	447,882
OHL Mexico S.A.B. de CV (a)	236,273	488,453
Sebang Co. Ltd.	60	1,071
Shenzhen Expressway Co. (H Shares)	218,000	161,902
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Transportation Infrastructure - continued
Tianjin Port Development Holdings Ltd.	314,000	$ 63,968
Westports Holdings Bhd	152,000	144,802
		1,562,388
TOTAL INDUSTRIALS		14,849,875
INFORMATION TECHNOLOGY - 4.0%
Communications Equipment - 0.0%
Mobase Co. Ltd.	4,341	63,078
Electronic Equipment & Components - 1.0%
AU Optronics Corp.	995,000	520,537
Chimei Materials Technology Corp.	104,450	106,138
Coretronic Corp.	74,250	114,296
Daou Data Corp.	16,465	205,605
Delta Electronics PCL NVDR	141,700	305,709
Hana Microelectronics PCL NVDR	53,700	68,516
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,597,064	4,424,155
Hon Hai Precision Industry Co. Ltd. (Foxconn) GDR (Reg. S)	286,456	1,575,508
Innolux Corp.	4,751,039	2,432,788
INTOPS Co. Ltd.	21,141	345,595
INZI Display Co. Ltd.	263,472	461,808
KCE Electronics PCL NVDR	51,500	87,612
LG Display Co. Ltd. (a)	141,190	4,369,526
Sam Young Electronics Co. Ltd.	4,410	49,863
V.S. Industry Bhd	75,900	94,586
		15,162,242
Internet Software & Services - 0.2%
KT Hitel Co. Ltd. (a)	6,511	79,532
NetEase, Inc. sponsored ADR	25,840	2,585,034
		2,664,566
IT Services - 0.6%
Advanced Information Technology PCL NVDR	117,100	146,692
CSU Cardsystem SA	20,600	23,149
Firstsource Solutions Ltd. (a)	159,268	81,754
HCL Technologies Ltd.	134,564	4,412,800
MFEC PCL NVDR	205,100	53,924
Nice Information & Telecom, Inc.	4,823	123,301
Sonata Software Ltd.	23,455	55,805
Wipro Ltd.	256,001	2,706,773
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
Wipro Ltd. sponsored ADR	95,887	$ 1,321,323
WNS Holdings Ltd. sponsored ADR (a)	21,951	537,141
		9,462,662
Semiconductors & Semiconductor Equipment - 1.1%
Advanced Semiconductor Engineering, Inc.	197,000	264,119
Advanced Semiconductor Engineering, Inc. sponsored ADR	419,714	2,979,969
Ampoc Far-East Co. Ltd.	55,000	51,778
ChipMOS TECHNOLOGIES (Bermuda) Ltd.	15,719	368,139
ChipMOS TECHNOLOGIES, Inc.	41,000	62,852
Inotera Memories, Inc. (a)	49,000	72,233
KC Tech Co. Ltd.	8,217	56,566
Siliconware Precision Industries Co. Ltd.	210,000	369,120
SK Hynix, Inc. (a)	107,264	4,539,512
Taiwan Semiconductor Manufacturing Co. Ltd.	45,000	214,446
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	328,306	8,053,346
Walton Advanced Engineering, Inc.	122,000	53,740
Zeus Co. Ltd.	10,866	148,023
		17,233,843
Software - 0.1%
Asseco Poland SA	28,446	415,158
Changyou.com Ltd. (A Shares) ADR (a)	4,083	114,365
Geometric Ltd.	43,110	99,527
Nucleus Software Exports Ltd.	49,385	146,812
RS Software (India) Ltd.	45,510	156,513
Sasken Communication Technologies Ltd.	10,905	37,388
		969,763
Technology Hardware, Storage & Peripherals - 1.0%
Bematech Industria e Comercio de Equipamentos Eletronicos SA	38,900	150,461
Elitegroup Computer Systems Co. Ltd.	185,981	146,693
Pegatron Corp.	1,683,000	4,614,039
Samsung Electronics Co. Ltd.	9,400	11,584,492
		16,495,685
TOTAL INFORMATION TECHNOLOGY		62,051,839
MATERIALS - 1.0%
Chemicals - 0.2%
Boryszew SA (a)	55,719	93,194
Chambal Fertilizers & Chemicals Ltd.	51,059	54,778
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Coromandel International Ltd. (a)	12,437	$ 58,334
GHCL Ltd. (a)	73,563	84,648
Gubre Fabrikalari TAS	49,869	124,837
Gujarat Alkalies and Chemicals Ltd. (a)	20,208	60,648
Gujarat State Fertilizers & Chemicals Ltd. (a)	90,744	140,783
Hanwha Corp.	25,480	708,093
KG Chemical Corp.	3,828	59,796
Kunsul Chemical Industrial Co. Ltd.	2,980	150,744
PTT Global Chemical PCL NVDR	759,300	1,315,212
Shinkong Synthetic Fiber Co.	153,000	54,014
Soda Sanayii AS	45,060	99,686
Taekwang Industrial Co. Ltd.	168	177,748
UPL Ltd.	123,100	838,117
		4,020,632
Construction Materials - 0.1%
Adana Cimento Class A	36,502	100,542
Akcansa Cimento A/S	8,566	57,535
Cimsa Cimento Sanayi Ve Ticaret A/S	74,357	493,500
Eternit SA	123,800	133,885
Hanil Cement Co. Ltd.	437	67,071
Huaxin Cement Co. Ltd. (B Shares)	69,920	84,044
TCC International Holdings Ltd.	128,000	46,871
		983,448
Containers & Packaging - 0.0%
Bio Pappel S.A.B. de CV (a)	112,330	192,114
Mpact Ltd.	120,835	407,358
Uflex Ltd. (a)	90,869	201,681
		801,153
Metals & Mining - 0.6%
Ahmednagar Forgings Ltd. (a)	46,609	209,011
Dongil Industries Co. Ltd.	1,940	130,906
Eregli Demir ve Celik Fabrikalari T.A.S.	1,858,038	3,125,491
Grupo Simec SA de CV (a)	76,689	230,054
Hindustan Zinc Ltd.	34,278	98,594
Husteel Co. Ltd.	4,203	72,142
Kalyani Steels Ltd. (a)	18,943	44,670
KISCO Corp.	3,180	89,672
KISWIRE Ltd.	1,956	83,668
Kumkang Kind Co. Ltd.	970	71,531
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Magnitogorsk Iron & Steel Works OJSC sponsored GDR (Reg. S)	21,788	$ 66,998
National Aluminium Co. Ltd.	403,790	314,014
Prakash Industries Ltd. (a)	149,577	113,774
Press Metal Bhd	115,600	96,360
Sarda Energy & Minerals Ltd. (a)	11,741	32,523
Sibanye Gold Ltd.	150,729	397,999
Sibanye Gold Ltd. ADR	86,442	915,421
Ternium SA sponsored ADR	147,876	2,617,405
		8,710,233
Paper & Forest Products - 0.1%
Asia Holdings Co. Ltd.	204	27,234
Asia Paper Manufacturing Co. Ltd.	5,850	151,415
Fibria Celulose SA (a)	21,800	283,064
Long Chen Paper Co. Ltd.	5,981	2,378
Mondi Ltd.	3,296	67,203
PT Indah Kiat Pulp & Paper Tbk	575,400	41,402
Sappi Ltd. (a)	148,453	623,512
Tamil Nadu Newsprint & Papers Ltd. (a)	40,447	88,984
WTK Holdings Bhd	124,500	41,374
		1,326,566
TOTAL MATERIALS		15,842,032
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 0.9%
Axtel S.A.B. de CV unit (a)	1,211,141	357,805
China Telecom Corp. Ltd. (H Shares)	4,246,000	2,748,256
China Unicom Ltd.	3,100,000	5,227,943
LG Telecom Ltd.	19,233	206,983
Netia Holdings SA	71,680	113,509
PT Telkomunikasi Indonesia Tbk:
Series B	5,267,500	1,194,417
sponsored ADR	29,732	1,340,913
Telekom Malaysia Bhd	381,600	752,421
Telekomunikacja Polska SA	65,986	175,697
Telkom SA Ltd. (a)	220,817	1,552,050
TIME dotCom Bhd	38,200	59,135
		13,729,129
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.9%
America Movil S.A.B. de CV:
Series L	123,018	$ 131,857
Series L sponsored ADR	290,405	6,208,859
Bharti Infratel Ltd.	23,687	141,237
China Mobile Ltd.	516,000	7,002,206
Sistema JSFC sponsored GDR	16,839	119,557
TIM Participacoes SA	332,900	1,397,858
		15,001,574
TOTAL TELECOMMUNICATION SERVICES		28,730,703
UTILITIES - 1.0%
Electric Utilities - 0.7%
ENEA SA	81,824	357,815
Energa SA	23,218	140,930
Enersis SA sponsored ADR	155,805	2,562,992
Light SA	16,200	79,666
Odas Elektrik Uretim Ve Sanayi (a)	43,325	167,173
Polska Grupa Energetyczna SA	166,501	930,683
Tauron Polska Energia SA	428,174	565,993
Tenaga Nasional Bhd	1,389,000	5,662,166
		10,467,418
Gas Utilities - 0.1%
Busan City Gas Co. Ltd.	114	3,706
Daesung Energy Co. Ltd.	22,060	114,797
E1 Corp.	2,117	127,084
KyungDong City Gas Co. Ltd.	1,354	125,426
Samchully Co. Ltd.	2,665	298,905
		669,918
Independent Power Producers & Renewable Electricity Producers - 0.2%
Benpres Holdings Corp.	149,800	30,364
Datang International Power Generation Co. Ltd. (H Shares)	436,000	218,118
Guangdong Electric Power Development Co. Ltd. (B Shares)	649,700	495,078
Huadian Power International Corp. Ltd. (H Shares)	1,234,000	1,037,376
Huaneng Power International, Inc. (H Shares)	1,388,000	1,749,684
		3,530,620
Multi-Utilities - 0.0%
YTL Corp. Bhd	244,900	111,904
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Water Utilities - 0.0%
Companhia de Saneamento de Minas Gerais	14,800	$ 104,897
TOTAL UTILITIES		14,884,757
TOTAL COMMON STOCKS (Cost $219,448,445)		249,973,332
Nonconvertible Preferred Stocks - 0.5%

CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (PN)	14,300	489,386
FINANCIALS - 0.2%
Banks - 0.2%
Banco ABC Brasil SA	8,800	37,044
Banco Bradesco SA (PN)	225,000	2,980,185
Itau Unibanco Holding SA	10,340	132,949
		3,150,178
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Embraer SA sponsored ADR	24,234	847,948
Airlines - 0.0%
Gol Linhas Aereas Inteligentes SA (PN) (a)	15,000	53,104
Machinery - 0.0%
Randon Participacoes Sa (PN)	33,000	44,872
TOTAL INDUSTRIALS		945,924
MATERIALS - 0.0%
Chemicals - 0.0%
Braskem SA (PN-A)	11,500	51,854
Metals & Mining - 0.0%
Metalurgica Gerdau SA (PN)	143,600	564,536
TOTAL MATERIALS		616,390
Nonconvertible Preferred Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Telefonica Brasil SA	6,600	$ 123,014
Telefonica Brasil SA sponsored ADR	21,878	405,618
		528,632
Wireless Telecommunication Services - 0.0%
TIM Participacoes SA sponsored ADR	10,811	227,896
TOTAL TELECOMMUNICATION SERVICES		756,528
UTILITIES - 0.2%
Electric Utilities - 0.1%
Companhia Energetica de Minas Gerais (CEMIG):
(PN)	210,441	962,228
(PN) sponsored (non-vtg.)	128,801	592,485
Companhia Energetica do Ceara	5,338	75,818
Companhia Paranaense de Energia-Copel (PN-B)	10,200	123,963
		1,754,494
Independent Power and Renewable Electricity Producers - 0.1%
Companhia Energetica de Sao Paulo Series B	103,800	861,115
Water Utilities - 0.0%
Companhia de Saneamento do Parana	8,000	15,500
TOTAL UTILITIES		2,631,109
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $12,221,212)		8,589,515
Equity Funds - 78.7%

Sector Funds - 0.0%
RS Global Natural Resources Fund Class A	74	1,871
Emerging Markets Funds - 78.7%
Aberdeen Emerging Markets Fund Institutional Service Class	14,098,796	201,048,829
Fidelity Emerging Markets Fund (c)	6,359,351	160,827,978
GMO Emerging Markets Fund Class IV	20,706,500	209,135,639
Invesco Developing Markets Fund Class R5	2,018,136	60,745,894
Lazard Emerging Markets Equity Portfolio Institutional Class	11,597,520	202,724,654
Oppenheimer Developing Markets Fund Class I	2,681,916	94,913,006
Parametric Emerging Markets Fund Investor Class	5,388,823	77,114,053
SPDR S&P China ETF	200,400	16,452,840
T. Rowe Price Emerging Markets Stock Fund	3,822,104	129,225,348
Equity Funds - continued
	Shares	Value
Emerging Markets Funds - continued
Templeton Frontier Markets Fund - Class A	583,658	$ 8,101,178
Thornburg Developing World Fund - Class I	3,195,767	58,897,986
Wasatch Frontier Emerging Small Countries Fund	3,130,183	9,547,057
TOTAL EMERGING MARKETS FUNDS		1,228,734,462
TOTAL EQUITY FUNDS (Cost $1,324,165,469)		1,228,736,333
U.S. Treasury Obligations - 0.2%
	Principal amount
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.04% 3/5/15 to 5/28/15 (d) (Cost $2,649,962)	$ 2,650,000	2,649,970
Money Market Funds - 4.6%
	Shares
SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $71,510,016)	71,510,016	71,510,016
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $1,629,995,104)		1,561,459,166
NET OTHER ASSETS (LIABILITIES) - 0.0%		78,413
NET ASSETS - 100%		$ 1,561,537,579
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
1,360 NYSE E-mini MSCI Emerging Markets Index Contracts (United States)	March 2015	$ 67,449,200	$ 2,811,380

The face value of futures purchased as a percentage of net assets is 4.3%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated Fund
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,649,970.
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$ 157,050,066	$ 1,064,674	$ 7,987,017	$ 651,446	$ 160,827,978
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 24,027,284	$ 20,830,830	$ 3,196,454	$ -
Consumer Staples	11,259,341	11,259,341	-	-
Energy	11,235,096	7,245,770	3,989,326	-
Financials	67,785,056	67,035,497	-	749,559
Health Care	2,946,913	2,946,913	-	-
Industrials	15,795,799	15,471,817	323,982	-
Information Technology	62,051,839	53,607,318	8,444,521	-
Materials	16,458,422	15,919,640	538,782	-
Telecommunication Services	29,487,231	16,062,665	13,424,566	-
Utilities	17,515,866	15,766,182	1,749,684	-
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Funds	$ 1,228,736,333	$ 1,228,736,333	$ -	$ -
U.S. Treasury Obligations	2,649,970	-	2,649,970	-
Money Market Funds	71,510,016	71,510,016	-	-
Total Investments in Securities:	$ 1,561,459,166	$ 1,526,392,322	$ 34,317,285	$ 749,559
Derivative Instruments:
Assets
Futures Contracts	$ 2,811,380	$ 2,811,380	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 2,811,380	$ -
Total Value of Derivatives	$ 2,811,380	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,469,149,585)	$ 1,400,631,188
Affiliated issuers (cost $160,845,519)	160,827,978
Total Investments (cost $1,629,995,104)		$ 1,561,459,166
Foreign currency held at value (cost $11,974)		11,982
Receivable for fund shares sold		1,136,074
Dividends receivable		674,768
Prepaid expenses		811
Other receivables		6,554
Total assets		1,563,289,355

Liabilities
Payable for fund shares redeemed	873,353
Accrued management fee	125,724
Payable for daily variation margin for derivative instruments	61,200
Other affiliated payables	125,804
Other payables and accrued expenses	565,695
Total liabilities		1,751,776

Net Assets		$ 1,561,537,579
Net Assets consist of:
Paid in capital		$ 1,699,385,637
Distributions in excess of net investment income		(348,540)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(71,265,264)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(66,234,254)
Net Assets, for 164,876,184 shares outstanding		$ 1,561,537,579
Net Asset Value, offering price and redemption price per share ($1,561,537,579 ÷ 164,876,184 shares)		$ 9.47

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2015
Investment Income
Dividends: Unaffiliated issuers		$ 26,339,970
Affiliated issuers		651,446
Interest		174
Income before foreign taxes withheld		26,991,590
Less foreign taxes withheld		(948,841)
Total income		26,042,749

Expenses
Management fee	$ 5,434,305
Transfer agent fees	832,222
Accounting fees and expenses	702,675
Custodian fees and expenses	122,279
Independent trustees' compensation	17,466
Registration fees	62,862
Audit	53,264
Legal	10,547
Miscellaneous	15,427
Total expenses before reductions	7,251,047
Expense reductions	(3,929,645)	3,321,402
Net investment income (loss)		22,721,347
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $167,839)	(10,198,064)
Affiliated issuers	(96,869)
Foreign currency transactions	(213,537)
Futures contracts	680,166
Realized gain distributions from underlying funds:
Unaffiliated issuers	13,603,259
Affiliated issuers	413,228
Total net realized gain (loss)		4,188,183
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $178,603)	48,649,410
Assets and liabilities in foreign currencies	13,913
Futures contracts	2,811,380
Total change in net unrealized appreciation (depreciation)		51,474,703
Net gain (loss)		55,662,886
Net increase (decrease) in net assets resulting from operations		$ 78,384,233

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 22,721,347	$ 20,701,291
Net realized gain (loss)	4,188,183	(45,667,630)
Change in net unrealized appreciation (depreciation)	51,474,703	(108,767,836)
Net increase (decrease) in net assets resulting from operations	78,384,233	(133,734,175)
Distributions to shareholders from net investment income	(23,752,352)	(21,140,352)
Share transactions Proceeds from sales of shares	340,607,204	525,025,742
Reinvestment of distributions	23,727,708	21,110,393
Cost of shares redeemed	(338,061,158)	(808,731,324)
Net increase (decrease) in net assets resulting from share transactions	26,273,754	(262,595,189)
Total increase (decrease) in net assets	80,905,635	(417,469,716)

Net Assets
Beginning of period	1,480,631,944	1,898,101,660
End of period (including distributions in excess of net investment income of $348,540 and distributions in excess of net investment income of $2,536, respectively)	$ 1,561,537,579	$ 1,480,631,944
Other Information Shares
Sold	35,110,168	54,845,880
Issued in reinvestment of distributions	2,579,098	2,226,834
Redeemed	(34,388,190)	(85,606,279)
Net increase (decrease)	3,301,076	(28,533,565)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 I	2011 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.16	$ 9.98	$ 9.84	$ 10.06	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.14	.12	.12	.16	.11
Net realized and unrealized gain (loss)	.32	(.81)	.23	(.18)	.07
Total from investment operations	.46	(.69)	.35	(.02)	.18
Distributions from net investment income	(.15)	(.13)	(.12)	(.15)	(.09)
Distributions from net realized gain	-	-	(.09)	(.05)	(.03)
Total distributions	(.15)	(.13)	(.21)	(.20)	(.12)
Net asset value, end of period	$ 9.47	$ 9.16	$ 9.98	$ 9.84	$ 10.06
Total Return B, C	5.04%	(6.96)%	3.63%	.11%	1.70%
Ratios to Average Net Assets F
Expenses before reductions	.46%	.46%	.36%	.28%	.35% A
Expenses net of fee waivers, if any	.21%	.21%	.11%	.03%	.10% A
Expenses net of all reductions	.21%	.21%	.10%	.02%	.10% A
Net investment income (loss)	1.45%	1.21%	1.27%	1.65%	2.51% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,561,538	$ 1,480,632	$ 1,898,102	$ 1,905,091	$ 1,617,552
Portfolio turnover rate G	13%	21%	26% H	11%	18%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 30, 2010 (commencement of operations) to February 28, 2011.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Strategic Advisers Emerging Markets Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level,

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 58,053,692
Gross unrealized depreciation	(128,886,828)
Net unrealized appreciation (depreciation) on securities	$ (70,833,136)

Tax Cost	$ 1,632,292,302

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (66,649,943)
Net unrealized appreciation (depreciation) on securities and other investments	$ (70,849,574)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration

No expiration
Short-term	$ (8,469,919)
Long-term	(58,180,024)
Total no expiration	$ (66,649,943)

The Fund intends to elect to defer to its next fiscal year $341,375 of ordinary losses recognized during the period January 1, 2015 to February 28, 2015.

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 23,752,352	$ 21,140,352

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $680,166 and a change in net unrealized appreciation (depreciation) of $2,811,380 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $193,454,912 and $219,114,113, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.20% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2015, the Board of Trustees approved the appointment of M&G Investment Management Limited (M&G) as an additional sub-adviser for the Fund. Subsequent to period end, M&G was allocated a portion of the Fund's assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .05% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5,449.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity

Annual Report

6. Committed Line of Credit - continued

purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,153 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2017. During the period, this waiver reduced the Fund's management fee by $3,922,678.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,967 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Emerging Markets Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The fund designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 89% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers Emerging Markets	12/30/2014	$0.1749	$0.0279

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Acadian Asset Management, LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Acadian and Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2013, the cumulative total returns of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Strategic Advisers Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one- year period and in the second quartile for the three-year period ended December 31, 2013. The Board also noted that the fund had under-performed 53% of its peers and out-performed 63% of its peers for the one- and three-year periods, respectively, ended December 31, 2013. The Board also noted that the investment performance of the fund was higher than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2017 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.20%.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Strategic Advisers Emerging Markets Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended Feb-ruary 28, 2014.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2014.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that certain of the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had proposed to waive 0.25% of its management fee through September 30, 2017.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Acadian Asset Management LLC

M&G Investment Management Limited
Pyramis Global Advisors, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SAE-UANN-0415
1.926377.104

Strategic Advisers®
Emerging Markets Fund of Funds

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Life of fund A
Strategic Advisers® Emerging Markets Fund of Funds	4.86%	1.73%

A From May 2, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund of Funds, a class of the fund, on May 2, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks posted a slight gain for the 12-month period ending February 28, 2015, amid recessionary pressure in parts of Asia and anemic economic growth in the eurozone. The MSCI ACWI (All Country World Index) ex USA Index rose 1.00%, advancing early on but declining in the second half as the U.S. dollar extended its rise and oil prices tumbled. Europe (-3%) was hampered by late-period deflationary concerns and currency weakness; investors were surprised when Switzerland (+1%) unpegged its franc from the euro, with Spain (-6%) and Italy (-10%) chiefly affected. Greece (-56%) headlined again, reprising fears of default or even a eurozone exit. Germany (-4%), Europe's largest economy, cut growth forecasts in December on declining exports. The U.K. (-3%) endured decelerating growth and a cooling housing market. Across the Pacific, Japan (+9%) fought encroaching recession by expanding its already-aggressive economic stimulus plan; Europe followed suit in January. Emerging markets (+4%) saw late-period outflows ahead of potential U.S. Federal Reserve tightening. Countries dependent on resources exports were among the worst performers, including Russia (-25%) and Brazil (-10%). Net importers such as China (+19%) fared better given lower input costs to production, with India (+37%) buoyed further by optimism for regulatory reform.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® Emerging Markets Fund of Funds: For the year, Strategic Advisers® Emerging Markets Fund of Funds (a class of the Fund) returned 4.86%, trailing the 5.38% gain of the MSCI Emerging Markets Index. Relative to the benchmark, Thornburg Developing World Fund's strategy was unrewarded due to poor security selection in consumer categories and energy, particularly in China and Taiwan. GMO Emerging Markets Fund also detracted, as its deep-value strategy emphasizing cyclical areas of the market was hampered by unsuccessful stock picks in information technology and consumer discretionary, primarily in China, India and Brazil. Oppenheimer Developing Markets Fund, which employs a quality-focused, core style, had weak selections in consumer staples, energy and technology, and was overweighted in poor-performing Russia. On the plus side, T. Rowe Price Emerging Markets Stock Fund was the top relative contributor, as its growth-oriented strategy delivered solid selections in financials and industrials, along with favorable positioning in materials. Acadian Emerging Markets Portfolio was another contributor. Acadian's quantitatively driven, value-oriented style yielded strong stock picks in financials, consumer discretionary and materials, most notably in Mexico, Turkey and Malaysia.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Emerging Markets	.10%
Actual		$ 1,000.00	$ 916.20	$ .48
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50
Class F	.10%
Actual		$ 1,000.00	$ 916.20	$ .48
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50
Class L	.10%
Actual		$ 1,000.00	$ 916.30	$ .48
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50
Class N	.35%
Actual		$ 1,000.00	$ 915.10	$ 1.66
HypotheticalA		$ 1,000.00	$ 1,023.06	$ 1.76

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Acadian Emerging Markets Portfolio Institutional Class	17.4	16.4
Aberdeen Emerging Markets Fund Institutional Class	14.4	14.0
Lazard Emerging Markets Equity Portfolio Institutional Class	14.3	14.8
T. Rowe Price Emerging Markets Stock Fund	11.6	11.0
GMO Emerging Markets Fund Class IV	11.4	12.7
Fidelity Emerging Markets Fund	10.8	10.5
Thornburg Developing World Fund - Class I	5.9	6.4
Oppenheimer Developing Markets Fund Class Y	5.8	5.8
Parametric Emerging Markets Fund Institutional Class	5.2	5.1
iShares MSCI Emerging Markets Index ETF	2.2	2.4
	99.0
Asset Allocation (% of fund's net assets)
As of February 28, 2015	As of August 31, 2014
Emerging Markets Funds 100.0%	Emerging Markets Funds 100.0%
Short-Term Investments and Net Other Assets (Liabilities) 0.0%*	Short-Term Investments and Net Other Assets (Liabilities) 0.0%*

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
* Amount represents less than 0.1%.

Annual Report

Investments February 28, 2015

Showing Percentage of Net Assets

Equity Funds - 100.0%
	Shares	Value
Emerging Markets Funds - 100.0%
Aberdeen Emerging Markets Fund Institutional Class	122,864	$ 1,754,501
Acadian Emerging Markets Portfolio Institutional Class	112,857	2,120,578
Fidelity Emerging Markets Fund (b)	52,107	1,317,796
GMO Emerging Markets Fund Class IV	137,030	1,384,003
iShares MSCI Emerging Markets Index ETF	6,657	270,873
Lazard Emerging Markets Equity Portfolio Institutional Class	99,172	1,733,522
Oppenheimer Developing Markets Fund Class Y	19,995	707,213
Parametric Emerging Markets Fund Institutional Class	43,640	626,240
SPDR S&P China ETF	1,452	119,209
T. Rowe Price Emerging Markets Stock Fund	41,796	1,413,114
Templeton Frontier Markets Fund - Advisor Class	64	897
Thornburg Developing World Fund - Class I	39,200	722,463
Wasatch Frontier Emerging Small Countries Fund	691	2,106
TOTAL EQUITY FUNDS (Cost $12,242,106)		12,172,515
Money Market Funds - 0.2%

SSgA U.S. Treasury Money Market Fund, 0% (a) (Cost $18,351)	18,351	18,351
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $12,260,457)		12,190,866
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(20,097)
NET ASSETS - 100%		$ 12,170,769
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$ 1,127,009	$ 213,873	$ 100,454	$ 7,301	$ 1,317,796
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $11,050,391)	$ 10,873,070
Affiliated issuers (cost $1,210,066)	1,317,796
Total Investments (cost $12,260,457)		$ 12,190,866
Receivable for fund shares sold		201,183
Prepaid expenses		6
Receivable from investment adviser for expense reductions		4,154
Other receivables		49
Total assets		12,396,258

Liabilities
Payable for investments purchased	$ 201,183
Distribution and service plan fees payable	21
Audit fees payable	20,320
Other affiliated payables	166
Other payables and accrued expenses	3,799
Total liabilities		225,489

Net Assets		$ 12,170,769
Net Assets consist of:
Paid in capital		$ 12,230,481
Distributions in excess of net investment income		(49)
Accumulated undistributed net realized gain (loss) on investments		9,928
Net unrealized appreciation (depreciation) on investments		(69,591)
Net Assets		$ 12,170,769

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

February 28, 2015

Emerging Markets: Net Asset Value, offering price and redemption price per share ($10,978,699 ÷ 1,092,963 shares)	$ 10.04

Class F: Net Asset Value, offering price and redemption price per share ($987,840 ÷ 98,347 shares)	$ 10.04

Class L: Net Asset Value, offering price and redemption price per share ($102,279 ÷ 10,177 shares)	$ 10.05

Class N: Net Asset Value, offering price and redemption price per share ($101,951 ÷ 10,147 shares)	$ 10.05

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 154,753
Affiliated issuers		7,301
Total income		162,054

Expenses
Management fee	$ 35,021
Transfer agent fees	1,216
Distribution and service plan fees	259
Accounting fees and expenses	1,457
Custodian fees and expenses	11,053
Independent trustees' compensation	129
Registration fees	39,008
Audit	36,054
Legal	79
Miscellaneous	631
Total expenses before reductions	124,907
Expense reductions	(113,040)	11,867
Net investment income (loss)		150,187
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(55,536)
Affiliated issuers	(1,018)
Realized gain distributions from underlying funds:
Unaffiliated issuers	98,602
Affiliated issuers	1,276
Total net realized gain (loss)		43,324
Change in net unrealized appreciation (depreciation) on investment securities		306,653
Net gain (loss)		349,977
Net increase (decrease) in net assets resulting from operations		$ 500,164

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 150,187	$ 130,026
Net realized gain (loss)	43,324	23,460
Change in net unrealized appreciation (depreciation)	306,653	(824,650)
Net increase (decrease) in net assets resulting from operations	500,164	(671,164)
Distributions to shareholders from net investment income	(164,989)	(113,674)
Distributions to shareholders from net realized gain	(38,522)	(25,374)
Total distributions	(203,511)	(139,048)
Share transactions - net increase (decrease)	1,380,457	1,674,301
Redemption fees	82	748
Total increase (decrease) in net assets	1,677,192	864,837

Net Assets
Beginning of period	10,493,577	9,628,740
End of period (including distributions in excess of net investment income of $49 and undistributed net investment income of $16,360, respectively)	$ 12,170,769	$ 10,493,577

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets

Years ended February 28,	2015	2014	2013E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 10.53	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.13	.14
Net realized and unrealized gain (loss)	.34	(.78)	.53
Total from investment operations	.47	(.65)	.67
Distributions from net investment income	(.15)	(.11)	(.14)
Distributions from net realized gain	(.04)	(.03)	-
Total distributions	(.18)J	(.13)I	(.14)
Redemption fees added to paid in capital D, H	-	-	-
Net asset value, end of period	$ 10.04	$ 9.75	$ 10.53
Total ReturnB, C	4.86%	(6.18)%	6.71%
Ratios to Average Net Assets F
Expenses before reductions	1.07%	1.25%	1.14%A
Expenses net of fee waivers, if any	.10%	.10%	.10%A
Expenses net of all reductions	.10%	.10%	.10%A
Net investment income (loss)	1.29%	1.29%	1.71%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,979	$ 9,832	$ 9,475
Portfolio turnover rateG	11%	10%	8% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period May 2, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

J Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2015	2014	2013E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 10.53	$ 10.43
Income from Investment Operations
Net investment income (loss) D	.13	.13	.10
Net realized and unrealized gain (loss)	.34	(.78)	.14
Total from investment operations	.47	(.65)	.24
Distributions from net investment income	(.15)	(.11)	(.14)
Distributions from net realized gain	(.04)	(.03)	-
Total distributions	(.18)J	(.13)I	(.14)
Redemption fees added to paid in capital D, H	-	-	-
Net asset value, end of period	$ 10.04	$ 9.75	$ 10.53
Total ReturnB, C	4.86%	(6.18)%	2.31%
Ratios to Average Net Assets F
Expenses before reductions	1.03%	1.43%	1.14%A
Expenses net of fee waivers, if any	.10%	.10%	.10%A
Expenses net of all reductions	.10%	.10%	.10%A
Net investment income (loss)	1.29%	1.29%	4.90%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 988	$ 466	$ 154
Portfolio turnover rateG	11%	10%	8% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

J Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended February 28,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 10.13
Income from Investment Operations
Net investment income (loss) D	.13	.11
Net realized and unrealized gain (loss)	.35	(.36)
Total from investment operations	.48	(.25)
Distributions from net investment income	(.15)	(.11)
Distributions from net realized gain	(.04)	(.02)
Total distributions	(.18)I	(.13)
Redemption fees added to paid in capital D, H	-	-
Net asset value, end of period	$ 10.05	$ 9.75
Total ReturnB, C	4.97%	(2.56)%
Ratios to Average Net Assets F
Expenses before reductions	1.07%	1.79%A
Expenses net of fee waivers, if any	.10%	.10%A
Expenses net of all reductions	.10%	.10%A
Net investment income (loss)	1.29%	3.65%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 102	$ 97
Portfolio turnover rateG	11%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

I Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended February 28,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 10.13
Income from Investment Operations
Net investment income (loss) D	.11	.10
Net realized and unrealized gain (loss)	.34	(.36)
Total from investment operations	.45	(.26)
Distributions from net investment income	(.12)	(.10)
Distributions from net realized gain	(.04)	(.02)
Total distributions	(.15)I	(.12)
Redemption fees added to paid in capital D, H	-	-
Net asset value, end of period	$ 10.05	$ 9.75
Total ReturnB, C	4.69%	(2.59)%
Ratios to Average Net Assets F
Expenses before reductions	1.32%	2.05%A
Expenses net of fee waivers, if any	.35%	.35%A
Expenses net of all reductions	.35%	.35%A
Net investment income (loss)	1.04%	3.40%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 102	$ 97
Portfolio turnover rateG	11%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

I Total distributions of $.15 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Strategic Advisers Emerging Markets Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds and exchange-traded funds (ETFs) (the Underlying Funds). The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Emerging Markets, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds and ETFs that are deemed to be return of capital are recorded as a reduction of cost of investments.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers

Annual Report

2. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan.

The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Fund incurred an excise tax liability on undistributed net investment income, which is included in Miscellaneous expense on the Statement of Operations. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, deferred trustee compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 359,647
Gross unrealized depreciation	(458,974)
Net unrealized appreciation (depreciation) on securities	$ (99,327)

Tax Cost	$ 12,290,193

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 39,665
Net unrealized appreciation (depreciation) on securities and other investments	$ (99,327)

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 173,014	$ 113,674
Long-term Capital Gains	30,497	25,374
Total	$ 203,511	$ 139,048

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $2,690,939 and $1,231,759, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

will not exceed 1.25% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Acadian and Pyramis have not been allocated any portion of the Fund's assets. Acadian and Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2015, the Board of Trustees approved the appointment of M&G Investments as an additional sub-adviser for the Fund.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 259	$ 259

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Emerging Markets	$ 1,206.01
Class L	5.00

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Class-Level Average Net Assets
Class N	$ 5.00
$ 1,216

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2016. During the period, this waiver reduced the Fund's management fee by $35,021.

The investment adviser has also contractually agreed to reimburse Emerging Markets, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2016. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Emerging Markets	.10%	$ 71,810
Class F	.10%	4,215
Class L	.10%	688
Class N	.35%	687

Annual Report

6. Expense Reductions - continued

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $81 for the period.

In addition, an affiliate of the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $538.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014A
From net investment income
Emerging Markets	$ 150,910	$ 106,936
Class F	11,431	4,646
Class L	1,455	1,066
Class N	1,193	1,026
Total	$ 164,989	$ 113,674
From net realized gain
Emerging Markets	$ 35,871	$ 24,190
Class F	1,951	848
Class L	350	168
Class N	350	168
Total	$ 38,522	$ 25,374

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014A	2015	2014A
Emerging Markets
Shares sold	166,658	179,201	$ 1,723,851	$ 1,826,852
Reinvestment of distributions	18,973	13,012	186,781	131,126
Shares redeemed	(101,526)	(83,302)	(1,053,925)	(821,441)
Net increase (decrease)	84,105	108,911	$ 856,707	$ 1,136,537

Annual Report

Notes to Financial Statements - continued

8. Share Transactions - continued

	Shares		Dollars
Years ended February 28,	2015	2014A	2015	2014A
Emerging Markets
Class F
Shares sold	54,370	37,710	$ 560,712	$ 379,016
Reinvestment of distributions	1,363	545	13,382	5,494
Shares redeemed	(5,246)	(4,980)	(53,692)	(49,174)
Net increase (decrease)	50,487	33,275	$ 520,402	$ 335,336
Class L
Shares sold	-	9,871	$ -	$ 100,000
Reinvestment of distributions	183	123	1,805	1,234
Net increase (decrease)	183	9,994	$ 1,805	$ 101,234
Class N
Shares sold	-	9,871	$ -	$ 100,000
Reinvestment of distributions	157	119	1,543	1,194
Net increase (decrease)	157	9,990	$ 1,543	$ 101,194

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 80% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Emerging Markets Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Emerging Markets Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 28, 2015, the results of its operations for the periods indicated, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Emerging Markets Fund of Funds's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-
2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Emerging Markets Fund of Funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Emerging Markets	04/13/15	04/10/15	$0.033

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2015, $39,829, or, if subsequently determined to be different, the net capital gain of such year.

Emerging Markets designates 1% of the dividends distributed in December, 2014 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Emerging Markets designates 70% and 95% of the dividends distributed in April, 2014 and December, 2014, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Emerging Markets	12/30/14	$0.1638	$0.0288

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Acadian Asset Management, LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Acadian and Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2013, the total return of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Strategic Advisers Emerging Markets Fund of Funds
The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile and that Class F had out-performed 50% of its peers for the one-year period ended December 31, 2013. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.25% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Strategic Advisers Emerging Markets Fund of Funds
The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2014.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were below, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2014. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that certain of the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had proposed to waive 0.30% of its management fee through April 30, 2015 and also took into consideration Strategic Advisers' contractual reimbursement commitment.

Annual Report

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Acadian Asset Management LLC

M&G Investment Management Limited

Pyramis Global Advisors, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

RMF-UANN-0415
1.938032.102

Strategic Advisers®
Emerging Markets Fund of Funds

Class F

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Life of fund A
Class F B	4.86%	1.73%

A From May 2, 2012.

B The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012, are those of Strategic Advisers® Emerging Markets Fund of Funds, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund of Funds - Class F on May 2, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period. See footnote B above for additional information regarding the performance of Class F.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks posted a slight gain for the 12-month period ending February 28, 2015, amid recessionary pressure in parts of Asia and anemic economic growth in the eurozone. The MSCI ACWI (All Country World Index) ex USA Index rose 1.00%, advancing early on but declining in the second half as the U.S. dollar extended its rise and oil prices tumbled. Europe (-3%) was hampered by late-period deflationary concerns and currency weakness; investors were surprised when Switzerland (+1%) unpegged its franc from the euro, with Spain (-6%) and Italy (-10%) chiefly affected. Greece (-56%) headlined again, reprising fears of default or even a eurozone exit. Germany (-4%), Europe's largest economy, cut growth forecasts in December on declining exports. The U.K. (-3%) endured decelerating growth and a cooling housing market. Across the Pacific, Japan (+9%) fought encroaching recession by expanding its already-aggressive economic stimulus plan; Europe followed suit in January. Emerging markets (+4%) saw late-period outflows ahead of potential U.S. Federal Reserve tightening. Countries dependent on resources exports were among the worst performers, including Russia (-25%) and Brazil (-10%). Net importers such as China (+19%) fared better given lower input costs to production, with India (+37%) buoyed further by optimism for regulatory reform.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® Emerging Markets Fund of Funds: For the year, the Class F shares of Strategic Advisers® Emerging Markets Fund of Funds (the Fund) returned 4.86%, trailing the 5.38% gain of the MSCI Emerging Markets Index. Relative to the benchmark, Thornburg Developing World Fund's strategy was unrewarded due to poor security selection in consumer categories and energy, particularly in China and Taiwan. GMO Emerging Markets Fund also detracted, as its deep-value strategy emphasizing cyclical areas of the market was hampered by unsuccessful stock picks in information technology and consumer discretionary, primarily in China, India and Brazil. Oppenheimer Developing Markets Fund, which employs a quality-focused, core style, had weak selections in consumer staples, energy and technology, and was overweighted in poor-performing Russia. On the plus side, T. Rowe Price Emerging Markets Stock Fund was the top relative contributor, as its growth-oriented strategy delivered solid selections in financials and industrials, along with favorable positioning in materials. Acadian Emerging Markets Portfolio was another contributor. Acadian's quantitatively driven, value-oriented style yielded strong stock picks in financials, consumer discretionary and materials, most notably in Mexico, Turkey and Malaysia.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Emerging Markets	.10%
Actual		$ 1,000.00	$ 916.20	$ .48
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50
Class F	.10%
Actual		$ 1,000.00	$ 916.20	$ .48
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50
Class L	.10%
Actual		$ 1,000.00	$ 916.30	$ .48
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50
Class N	.35%
Actual		$ 1,000.00	$ 915.10	$ 1.66
HypotheticalA		$ 1,000.00	$ 1,023.06	$ 1.76

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Acadian Emerging Markets Portfolio Institutional Class	17.4	16.4
Aberdeen Emerging Markets Fund Institutional Class	14.4	14.0
Lazard Emerging Markets Equity Portfolio Institutional Class	14.3	14.8
T. Rowe Price Emerging Markets Stock Fund	11.6	11.0
GMO Emerging Markets Fund Class IV	11.4	12.7
Fidelity Emerging Markets Fund	10.8	10.5
Thornburg Developing World Fund - Class I	5.9	6.4
Oppenheimer Developing Markets Fund Class Y	5.8	5.8
Parametric Emerging Markets Fund Institutional Class	5.2	5.1
iShares MSCI Emerging Markets Index ETF	2.2	2.4
	99.0
Asset Allocation (% of fund's net assets)
As of February 28, 2015	As of August 31, 2014
Emerging Markets Funds 100.0%	Emerging Markets Funds 100.0%
Short-Term Investments and Net Other Assets (Liabilities) 0.0%*	Short-Term Investments and Net Other Assets (Liabilities) 0.0%*

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
* Amount represents less than 0.1%.

Annual Report

Investments February 28, 2015

Showing Percentage of Net Assets

Equity Funds - 100.0%
	Shares	Value
Emerging Markets Funds - 100.0%
Aberdeen Emerging Markets Fund Institutional Class	122,864	$ 1,754,501
Acadian Emerging Markets Portfolio Institutional Class	112,857	2,120,578
Fidelity Emerging Markets Fund (b)	52,107	1,317,796
GMO Emerging Markets Fund Class IV	137,030	1,384,003
iShares MSCI Emerging Markets Index ETF	6,657	270,873
Lazard Emerging Markets Equity Portfolio Institutional Class	99,172	1,733,522
Oppenheimer Developing Markets Fund Class Y	19,995	707,213
Parametric Emerging Markets Fund Institutional Class	43,640	626,240
SPDR S&P China ETF	1,452	119,209
T. Rowe Price Emerging Markets Stock Fund	41,796	1,413,114
Templeton Frontier Markets Fund - Advisor Class	64	897
Thornburg Developing World Fund - Class I	39,200	722,463
Wasatch Frontier Emerging Small Countries Fund	691	2,106
TOTAL EQUITY FUNDS (Cost $12,242,106)		12,172,515
Money Market Funds - 0.2%

SSgA U.S. Treasury Money Market Fund, 0% (a) (Cost $18,351)	18,351	18,351
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $12,260,457)		12,190,866
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(20,097)
NET ASSETS - 100%		$ 12,170,769
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$ 1,127,009	$ 213,873	$ 100,454	$ 7,301	$ 1,317,796
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $11,050,391)	$ 10,873,070
Affiliated issuers (cost $1,210,066)	1,317,796
Total Investments (cost $12,260,457)		$ 12,190,866
Receivable for fund shares sold		201,183
Prepaid expenses		6
Receivable from investment adviser for expense reductions		4,154
Other receivables		49
Total assets		12,396,258

Liabilities
Payable for investments purchased	$ 201,183
Distribution and service plan fees payable	21
Audit fees payable	20,320
Other affiliated payables	166
Other payables and accrued expenses	3,799
Total liabilities		225,489

Net Assets		$ 12,170,769
Net Assets consist of:
Paid in capital		$ 12,230,481
Distributions in excess of net investment income		(49)
Accumulated undistributed net realized gain (loss) on investments		9,928
Net unrealized appreciation (depreciation) on investments		(69,591)
Net Assets		$ 12,170,769

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2015

Emerging Markets: Net Asset Value, offering price and redemption price per share ($10,978,699 ÷ 1,092,963 shares)	$ 10.04

Class F: Net Asset Value, offering price and redemption price per share ($987,840 ÷ 98,347 shares)	$ 10.04

Class L: Net Asset Value, offering price and redemption price per share ($102,279 ÷ 10,177 shares)	$ 10.05

Class N: Net Asset Value, offering price and redemption price per share ($101,951 ÷ 10,147 shares)	$ 10.05

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 154,753
Affiliated issuers		7,301
Total income		162,054

Expenses
Management fee	$ 35,021
Transfer agent fees	1,216
Distribution and service plan fees	259
Accounting fees and expenses	1,457
Custodian fees and expenses	11,053
Independent trustees' compensation	129
Registration fees	39,008
Audit	36,054
Legal	79
Miscellaneous	631
Total expenses before reductions	124,907
Expense reductions	(113,040)	11,867
Net investment income (loss)		150,187
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(55,536)
Affiliated issuers	(1,018)
Realized gain distributions from underlying funds:
Unaffiliated issuers	98,602
Affiliated issuers	1,276
Total net realized gain (loss)		43,324
Change in net unrealized appreciation (depreciation) on investment securities		306,653
Net gain (loss)		349,977
Net increase (decrease) in net assets resulting from operations		$ 500,164

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 150,187	$ 130,026
Net realized gain (loss)	43,324	23,460
Change in net unrealized appreciation (depreciation)	306,653	(824,650)
Net increase (decrease) in net assets resulting from operations	500,164	(671,164)
Distributions to shareholders from net investment income	(164,989)	(113,674)
Distributions to shareholders from net realized gain	(38,522)	(25,374)
Total distributions	(203,511)	(139,048)
Share transactions - net increase (decrease)	1,380,457	1,674,301
Redemption fees	82	748
Total increase (decrease) in net assets	1,677,192	864,837

Net Assets
Beginning of period	10,493,577	9,628,740
End of period (including distributions in excess of net investment income of $49 and undistributed net investment income of $16,360, respectively)	$ 12,170,769	$ 10,493,577

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets

Years ended February 28,	2015	2014	2013E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 10.53	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.13	.14
Net realized and unrealized gain (loss)	.34	(.78)	.53
Total from investment operations	.47	(.65)	.67
Distributions from net investment income	(.15)	(.11)	(.14)
Distributions from net realized gain	(.04)	(.03)	-
Total distributions	(.18)J	(.13)I	(.14)
Redemption fees added to paid in capital D, H	-	-	-
Net asset value, end of period	$ 10.04	$ 9.75	$ 10.53
Total ReturnB, C	4.86%	(6.18)%	6.71%
Ratios to Average Net Assets F
Expenses before reductions	1.07%	1.25%	1.14%A
Expenses net of fee waivers, if any	.10%	.10%	.10%A
Expenses net of all reductions	.10%	.10%	.10%A
Net investment income (loss)	1.29%	1.29%	1.71%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,979	$ 9,832	$ 9,475
Portfolio turnover rateG	11%	10%	8% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period May 2, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

J Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2015	2014	2013E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 10.53	$ 10.43
Income from Investment Operations
Net investment income (loss) D	.13	.13	.10
Net realized and unrealized gain (loss)	.34	(.78)	.14
Total from investment operations	.47	(.65)	.24
Distributions from net investment income	(.15)	(.11)	(.14)
Distributions from net realized gain	(.04)	(.03)	-
Total distributions	(.18)J	(.13)I	(.14)
Redemption fees added to paid in capital D, H	-	-	-
Net asset value, end of period	$ 10.04	$ 9.75	$ 10.53
Total ReturnB, C	4.86%	(6.18)%	2.31%
Ratios to Average Net Assets F
Expenses before reductions	1.03%	1.43%	1.14%A
Expenses net of fee waivers, if any	.10%	.10%	.10%A
Expenses net of all reductions	.10%	.10%	.10%A
Net investment income (loss)	1.29%	1.29%	4.90%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 988	$ 466	$ 154
Portfolio turnover rateG	11%	10%	8% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

J Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended February 28,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 10.13
Income from Investment Operations
Net investment income (loss) D	.13	.11
Net realized and unrealized gain (loss)	.35	(.36)
Total from investment operations	.48	(.25)
Distributions from net investment income	(.15)	(.11)
Distributions from net realized gain	(.04)	(.02)
Total distributions	(.18)I	(.13)
Redemption fees added to paid in capital D, H	-	-
Net asset value, end of period	$ 10.05	$ 9.75
Total ReturnB, C	4.97%	(2.56)%
Ratios to Average Net Assets F
Expenses before reductions	1.07%	1.79%A
Expenses net of fee waivers, if any	.10%	.10%A
Expenses net of all reductions	.10%	.10%A
Net investment income (loss)	1.29%	3.65%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 102	$ 97
Portfolio turnover rateG	11%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

I Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended February 28,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 10.13
Income from Investment Operations
Net investment income (loss) D	.11	.10
Net realized and unrealized gain (loss)	.34	(.36)
Total from investment operations	.45	(.26)
Distributions from net investment income	(.12)	(.10)
Distributions from net realized gain	(.04)	(.02)
Total distributions	(.15)I	(.12)
Redemption fees added to paid in capital D, H	-	-
Net asset value, end of period	$ 10.05	$ 9.75
Total ReturnB, C	4.69%	(2.59)%
Ratios to Average Net Assets F
Expenses before reductions	1.32%	2.05%A
Expenses net of fee waivers, if any	.35%	.35%A
Expenses net of all reductions	.35%	.35%A
Net investment income (loss)	1.04%	3.40%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 102	$ 97
Portfolio turnover rateG	11%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

I Total distributions of $.15 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Strategic Advisers Emerging Markets Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds and exchange-traded funds (ETFs) (the Underlying Funds). The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Emerging Markets, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds and ETFs that are deemed to be return of capital are recorded as a reduction of cost of investments.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan.

The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Fund incurred an excise tax liability on undistributed net investment income, which is included in Miscellaneous expense on the Statement of Operations. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, deferred trustee compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 359,647
Gross unrealized depreciation	(458,974)
Net unrealized appreciation (depreciation) on securities	$ (99,327)

Tax Cost	$ 12,290,193

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 39,665
Net unrealized appreciation (depreciation) on securities and other investments	$ (99,327)

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 173,014	$ 113,674
Long-term Capital Gains	30,497	25,374
Total	$ 203,511	$ 139,048

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $2,690,939 and $1,231,759, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

will not exceed 1.25% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Acadian and Pyramis have not been allocated any portion of the Fund's assets. Acadian and Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2015, the Board of Trustees approved the appointment of M&G Investments as an additional sub-adviser for the Fund.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 259	$ 259

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Emerging Markets	$ 1,206.01
Class L	5.00

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Class-Level Average Net Assets
Class N	$ 5.00
$ 1,216

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2016. During the period, this waiver reduced the Fund's management fee by $35,021.

The investment adviser has also contractually agreed to reimburse Emerging Markets, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2016. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Emerging Markets	.10%	$ 71,810
Class F	.10%	4,215
Class L	.10%	688
Class N	.35%	687

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions - continued

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $81 for the period.

In addition, an affiliate of the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $538.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014A
From net investment income
Emerging Markets	$ 150,910	$ 106,936
Class F	11,431	4,646
Class L	1,455	1,066
Class N	1,193	1,026
Total	$ 164,989	$ 113,674
From net realized gain
Emerging Markets	$ 35,871	$ 24,190
Class F	1,951	848
Class L	350	168
Class N	350	168
Total	$ 38,522	$ 25,374

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014A	2015	2014A
Emerging Markets
Shares sold	166,658	179,201	$ 1,723,851	$ 1,826,852
Reinvestment of distributions	18,973	13,012	186,781	131,126
Shares redeemed	(101,526)	(83,302)	(1,053,925)	(821,441)
Net increase (decrease)	84,105	108,911	$ 856,707	$ 1,136,537

Annual Report

8. Share Transactions - continued

	Shares		Dollars
Years ended February 28,	2015	2014A	2015	2014A
Emerging Markets
Class F
Shares sold	54,370	37,710	$ 560,712	$ 379,016
Reinvestment of distributions	1,363	545	13,382	5,494
Shares redeemed	(5,246)	(4,980)	(53,692)	(49,174)
Net increase (decrease)	50,487	33,275	$ 520,402	$ 335,336
Class L
Shares sold	-	9,871	$ -	$ 100,000
Reinvestment of distributions	183	123	1,805	1,234
Net increase (decrease)	183	9,994	$ 1,805	$ 101,234
Class N
Shares sold	-	9,871	$ -	$ 100,000
Reinvestment of distributions	157	119	1,543	1,194
Net increase (decrease)	157	9,990	$ 1,543	$ 101,194

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 80% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Emerging Markets Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Emerging Markets Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 28, 2015, the results of its operations for the periods indicated, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Emerging Markets Fund of Funds's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Emerging Markets Fund of Funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class F	04/13/15	04/10/15	$0.033

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2015, $39,829, or, if subsequently determined to be different, the net capital gain of such year.

Class F designates 1% of the dividends distributed in December, 2014 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 70% and 95% of the dividends distributed in April, 2014 and December, 2014, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class F	12/30/14	$0.1638	$0.0288

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Acadian Asset Management, LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Acadian and Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2013, the total return of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Strategic Advisers Emerging Markets Fund of Funds

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile and that Class F had out-performed 50% of its peers for the one-year period ended December 31, 2013. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.25% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Strategic Advisers Emerging Markets Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2014.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were below, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2014. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that certain of the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had proposed to waive 0.30% of its management fee through April 30, 2015 and also took into consideration Strategic Advisers' contractual reimbursement commitment.

Annual Report

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Adviser

Acadian Asset Management, LLC

M&G Investment Management Limited

Pyramis Global Advisors, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

RMF-F-ANN-0415
1.951485.102

Strategic Advisers®
Emerging Markets Fund of Funds -
Class L and Class N

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Life of fundA
Class LB	4.97%	1.77%
Class NC	4.69%	1.66%

A From May 2, 2012.

B The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers Emerging Markets Fund of Funds, the original class of the fund.

C Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers Emerging Markets Fund of Funds, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund of Funds - Class L on May 2, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period. See footnote B on the previous page for additional information regarding the performance of Class L.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks posted a slight gain for the 12-month period ending February 28, 2015, amid recessionary pressure in parts of Asia and anemic economic growth in the eurozone. The MSCI ACWI (All Country World Index) ex USA Index rose 1.00%, advancing early on but declining in the second half as the U.S. dollar extended its rise and oil prices tumbled. Europe (-3%) was hampered by late-period deflationary concerns and currency weakness; investors were surprised when Switzerland (+1%) unpegged its franc from the euro, with Spain (-6%) and Italy (-10%) chiefly affected. Greece (-56%) headlined again, reprising fears of default or even a eurozone exit. Germany (-4%), Europe's largest economy, cut growth forecasts in December on declining exports. The U.K. (-3%) endured decelerating growth and a cooling housing market. Across the Pacific, Japan (+9%) fought encroaching recession by expanding its already-aggressive economic stimulus plan; Europe followed suit in January. Emerging markets (+4%) saw late-period outflows ahead of potential U.S. Federal Reserve tightening. Countries dependent on resources exports were among the worst performers, including Russia (-25%) and Brazil (-10%). Net importers such as China (+19%) fared better given lower input costs to production, with India (+37%) buoyed further by optimism for regulatory reform.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® Emerging Markets Fund of Funds: For the year, the Class L and Class N shares of Strategic Advisers® Emerging Markets Fund of Funds (the Fund) returned 4.97% and 4.69%, respectively, trailing the 5.38% gain of the MSCI Emerging Markets Index. Relative to the benchmark, Thornburg Developing World Fund's strategy was unrewarded due to poor security selection in consumer categories and energy, particularly in China and Taiwan. GMO Emerging Markets Fund also detracted, as its deep-value strategy emphasizing cyclical areas of the market was hampered by unsuccessful stock picks in information technology and consumer discretionary, primarily in China, India and Brazil. Oppenheimer Developing Markets Fund, which employs a quality-focused, core style, had weak selections in consumer staples, energy and technology, and was overweighted in poor-performing Russia. On the plus side, T. Rowe Price Emerging Markets Stock Fund was the top relative contributor, as its growth-oriented strategy delivered solid selections in financials and industrials, along with favorable positioning in materials. Acadian Emerging Markets Portfolio was another contributor. Acadian's quantitatively driven, value-oriented style yielded strong stock picks in financials, consumer discretionary and materials, most notably in Mexico, Turkey and Malaysia.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Emerging Markets	.10%
Actual		$ 1,000.00	$ 916.20	$ .48
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50
Class F	.10%
Actual		$ 1,000.00	$ 916.20	$ .48
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50
Class L	.10%
Actual		$ 1,000.00	$ 916.30	$ .48
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50
Class N	.35%
Actual		$ 1,000.00	$ 915.10	$ 1.66
HypotheticalA		$ 1,000.00	$ 1,023.06	$ 1.76

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Acadian Emerging Markets Portfolio Institutional Class	17.4	16.4
Aberdeen Emerging Markets Fund Institutional Class	14.4	14.0
Lazard Emerging Markets Equity Portfolio Institutional Class	14.3	14.8
T. Rowe Price Emerging Markets Stock Fund	11.6	11.0
GMO Emerging Markets Fund Class IV	11.4	12.7
Fidelity Emerging Markets Fund	10.8	10.5
Thornburg Developing World Fund - Class I	5.9	6.4
Oppenheimer Developing Markets Fund Class Y	5.8	5.8
Parametric Emerging Markets Fund Institutional Class	5.2	5.1
iShares MSCI Emerging Markets Index ETF	2.2	2.4
	99.0
Asset Allocation (% of fund's net assets)
As of February 28, 2015	As of August 31, 2014
Emerging Markets Funds 100.0%	Emerging Markets Funds 100.0%
Short-Term Investments and Net Other Assets (Liabilities) 0.0%*	Short-Term Investments and Net Other Assets (Liabilities) 0.0%*

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
* Amount represents less than 0.1%.

Annual Report

Investments February 28, 2015

Showing Percentage of Net Assets

Equity Funds - 100.0%
	Shares	Value
Emerging Markets Funds - 100.0%
Aberdeen Emerging Markets Fund Institutional Class	122,864	$ 1,754,501
Acadian Emerging Markets Portfolio Institutional Class	112,857	2,120,578
Fidelity Emerging Markets Fund (b)	52,107	1,317,796
GMO Emerging Markets Fund Class IV	137,030	1,384,003
iShares MSCI Emerging Markets Index ETF	6,657	270,873
Lazard Emerging Markets Equity Portfolio Institutional Class	99,172	1,733,522
Oppenheimer Developing Markets Fund Class Y	19,995	707,213
Parametric Emerging Markets Fund Institutional Class	43,640	626,240
SPDR S&P China ETF	1,452	119,209
T. Rowe Price Emerging Markets Stock Fund	41,796	1,413,114
Templeton Frontier Markets Fund - Advisor Class	64	897
Thornburg Developing World Fund - Class I	39,200	722,463
Wasatch Frontier Emerging Small Countries Fund	691	2,106
TOTAL EQUITY FUNDS (Cost $12,242,106)		12,172,515
Money Market Funds - 0.2%

SSgA U.S. Treasury Money Market Fund, 0% (a) (Cost $18,351)	18,351	18,351
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $12,260,457)		12,190,866
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(20,097)
NET ASSETS - 100%		$ 12,170,769
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$ 1,127,009	$ 213,873	$ 100,454	$ 7,301	$ 1,317,796
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $11,050,391)	$ 10,873,070
Affiliated issuers (cost $1,210,066)	1,317,796
Total Investments (cost $12,260,457)		$ 12,190,866
Receivable for fund shares sold		201,183
Prepaid expenses		6
Receivable from investment adviser for expense reductions		4,154
Other receivables		49
Total assets		12,396,258

Liabilities
Payable for investments purchased	$ 201,183
Distribution and service plan fees payable	21
Audit fees payable	20,320
Other affiliated payables	166
Other payables and accrued expenses	3,799
Total liabilities		225,489

Net Assets		$ 12,170,769
Net Assets consist of:
Paid in capital		$ 12,230,481
Distributions in excess of net investment income		(49)
Accumulated undistributed net realized gain (loss) on investments		9,928
Net unrealized appreciation (depreciation) on investments		(69,591)
Net Assets		$ 12,170,769

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2015

Emerging Markets: Net Asset Value, offering price and redemption price per share ($10,978,699 ÷ 1,092,963 shares)	$ 10.04

Class F: Net Asset Value, offering price and redemption price per share ($987,840 ÷ 98,347 shares)	$ 10.04

Class L: Net Asset Value, offering price and redemption price per share ($102,279 ÷ 10,177 shares)	$ 10.05

Class N: Net Asset Value, offering price and redemption price per share ($101,951 ÷ 10,147 shares)	$ 10.05

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 154,753
Affiliated issuers		7,301
Total income		162,054

Expenses
Management fee	$ 35,021
Transfer agent fees	1,216
Distribution and service plan fees	259
Accounting fees and expenses	1,457
Custodian fees and expenses	11,053
Independent trustees' compensation	129
Registration fees	39,008
Audit	36,054
Legal	79
Miscellaneous	631
Total expenses before reductions	124,907
Expense reductions	(113,040)	11,867
Net investment income (loss)		150,187
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(55,536)
Affiliated issuers	(1,018)
Realized gain distributions from underlying funds:
Unaffiliated issuers	98,602
Affiliated issuers	1,276
Total net realized gain (loss)		43,324
Change in net unrealized appreciation (depreciation) on investment securities		306,653
Net gain (loss)		349,977
Net increase (decrease) in net assets resulting from operations		$ 500,164

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 150,187	$ 130,026
Net realized gain (loss)	43,324	23,460
Change in net unrealized appreciation (depreciation)	306,653	(824,650)
Net increase (decrease) in net assets resulting from operations	500,164	(671,164)
Distributions to shareholders from net investment income	(164,989)	(113,674)
Distributions to shareholders from net realized gain	(38,522)	(25,374)
Total distributions	(203,511)	(139,048)
Share transactions - net increase (decrease)	1,380,457	1,674,301
Redemption fees	82	748
Total increase (decrease) in net assets	1,677,192	864,837

Net Assets
Beginning of period	10,493,577	9,628,740
End of period (including distributions in excess of net investment income of $49 and undistributed net investment income of $16,360, respectively)	$ 12,170,769	$ 10,493,577

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets

Years ended February 28,	2015	2014	2013E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 10.53	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.13	.14
Net realized and unrealized gain (loss)	.34	(.78)	.53
Total from investment operations	.47	(.65)	.67
Distributions from net investment income	(.15)	(.11)	(.14)
Distributions from net realized gain	(.04)	(.03)	-
Total distributions	(.18)J	(.13)I	(.14)
Redemption fees added to paid in capital D, H	-	-	-
Net asset value, end of period	$ 10.04	$ 9.75	$ 10.53
Total ReturnB, C	4.86%	(6.18)%	6.71%
Ratios to Average Net Assets F
Expenses before reductions	1.07%	1.25%	1.14%A
Expenses net of fee waivers, if any	.10%	.10%	.10%A
Expenses net of all reductions	.10%	.10%	.10%A
Net investment income (loss)	1.29%	1.29%	1.71%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,979	$ 9,832	$ 9,475
Portfolio turnover rateG	11%	10%	8% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period May 2, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

J Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2015	2014	2013E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 10.53	$ 10.43
Income from Investment Operations
Net investment income (loss) D	.13	.13	.10
Net realized and unrealized gain (loss)	.34	(.78)	.14
Total from investment operations	.47	(.65)	.24
Distributions from net investment income	(.15)	(.11)	(.14)
Distributions from net realized gain	(.04)	(.03)	-
Total distributions	(.18)J	(.13)I	(.14)
Redemption fees added to paid in capital D, H	-	-	-
Net asset value, end of period	$ 10.04	$ 9.75	$ 10.53
Total ReturnB, C	4.86%	(6.18)%	2.31%
Ratios to Average Net Assets F
Expenses before reductions	1.03%	1.43%	1.14%A
Expenses net of fee waivers, if any	.10%	.10%	.10%A
Expenses net of all reductions	.10%	.10%	.10%A
Net investment income (loss)	1.29%	1.29%	4.90%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 988	$ 466	$ 154
Portfolio turnover rateG	11%	10%	8% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

J Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended February 28,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 10.13
Income from Investment Operations
Net investment income (loss) D	.13	.11
Net realized and unrealized gain (loss)	.35	(.36)
Total from investment operations	.48	(.25)
Distributions from net investment income	(.15)	(.11)
Distributions from net realized gain	(.04)	(.02)
Total distributions	(.18)I	(.13)
Redemption fees added to paid in capital D, H	-	-
Net asset value, end of period	$ 10.05	$ 9.75
Total ReturnB, C	4.97%	(2.56)%
Ratios to Average Net Assets F
Expenses before reductions	1.07%	1.79%A
Expenses net of fee waivers, if any	.10%	.10%A
Expenses net of all reductions	.10%	.10%A
Net investment income (loss)	1.29%	3.65%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 102	$ 97
Portfolio turnover rateG	11%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

I Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended February 28,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 10.13
Income from Investment Operations
Net investment income (loss) D	.11	.10
Net realized and unrealized gain (loss)	.34	(.36)
Total from investment operations	.45	(.26)
Distributions from net investment income	(.12)	(.10)
Distributions from net realized gain	(.04)	(.02)
Total distributions	(.15)I	(.12)
Redemption fees added to paid in capital D, H	-	-
Net asset value, end of period	$ 10.05	$ 9.75
Total ReturnB, C	4.69%	(2.59)%
Ratios to Average Net Assets F
Expenses before reductions	1.32%	2.05%A
Expenses net of fee waivers, if any	.35%	.35%A
Expenses net of all reductions	.35%	.35%A
Net investment income (loss)	1.04%	3.40%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 102	$ 97
Portfolio turnover rateG	11%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

I Total distributions of $.15 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Strategic Advisers Emerging Markets Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds and exchange-traded funds (ETFs) (the Underlying Funds). The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Emerging Markets, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the

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2. Significant Accounting Policies - continued

Investment Valuation - continued

Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds and ETFs that are deemed to be return of capital are recorded as a reduction of cost of investments.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan.

The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Fund incurred an excise tax liability on undistributed net investment income, which is included in Miscellaneous expense on the Statement of Operations. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, deferred trustee compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 359,647
Gross unrealized depreciation	(458,974)
Net unrealized appreciation (depreciation) on securities	$ (99,327)

Tax Cost	$ 12,290,193

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2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 39,665
Net unrealized appreciation (depreciation) on securities and other investments	$ (99,327)

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 173,014	$ 113,674
Long-term Capital Gains	30,497	25,374
Total	$ 203,511	$ 139,048

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $2,690,939 and $1,231,759, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee

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4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

will not exceed 1.25% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Acadian and Pyramis have not been allocated any portion of the Fund's assets. Acadian and Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2015, the Board of Trustees approved the appointment of M&G Investments as an additional sub-adviser for the Fund.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 259	$ 259

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Emerging Markets	$ 1,206.01
Class L	5.00

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4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Class-Level Average Net Assets
Class N	$ 5.00
$ 1,216

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2016. During the period, this waiver reduced the Fund's management fee by $35,021.

The investment adviser has also contractually agreed to reimburse Emerging Markets, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2016. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Emerging Markets	.10%	$ 71,810
Class F	.10%	4,215
Class L	.10%	688
Class N	.35%	687

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Notes to Financial Statements - continued

6. Expense Reductions - continued

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $81 for the period.

In addition, an affiliate of the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $538.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014A
From net investment income
Emerging Markets	$ 150,910	$ 106,936
Class F	11,431	4,646
Class L	1,455	1,066
Class N	1,193	1,026
Total	$ 164,989	$ 113,674
From net realized gain
Emerging Markets	$ 35,871	$ 24,190
Class F	1,951	848
Class L	350	168
Class N	350	168
Total	$ 38,522	$ 25,374

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014A	2015	2014A
Emerging Markets
Shares sold	166,658	179,201	$ 1,723,851	$ 1,826,852
Reinvestment of distributions	18,973	13,012	186,781	131,126
Shares redeemed	(101,526)	(83,302)	(1,053,925)	(821,441)
Net increase (decrease)	84,105	108,911	$ 856,707	$ 1,136,537

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8. Share Transactions - continued

	Shares		Dollars
Years ended February 28,	2015	2014A	2015	2014A
Emerging Markets
Class F
Shares sold	54,370	37,710	$ 560,712	$ 379,016
Reinvestment of distributions	1,363	545	13,382	5,494
Shares redeemed	(5,246)	(4,980)	(53,692)	(49,174)
Net increase (decrease)	50,487	33,275	$ 520,402	$ 335,336
Class L
Shares sold	-	9,871	$ -	$ 100,000
Reinvestment of distributions	183	123	1,805	1,234
Net increase (decrease)	183	9,994	$ 1,805	$ 101,234
Class N
Shares sold	-	9,871	$ -	$ 100,000
Reinvestment of distributions	157	119	1,543	1,194
Net increase (decrease)	157	9,990	$ 1,543	$ 101,194

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 80% of the total outstanding shares of the Fund.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Emerging Markets Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Emerging Markets Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 28, 2015, the results of its operations for the periods indicated, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Emerging Markets Fund of Funds's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2015

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Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

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Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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The fund's Statement of Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

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Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Emerging Markets Fund of Funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class L	04/13/15	04/10/15	$0.033
Class N	04/13/15	04/10/15	$0.033

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2015, $39,829, or, if subsequently determined to be different, the net capital gain of such year.

Class L and Class N designates 1% of the dividends distributed in December, 2014 during the fiscal year as qualifying for the dividends -received deduction for corporate shareholders.

Class L designates 70% and 95%; and Class N designates 91%, and 100%; of the dividends distributed in April, 2014 and December, 2014, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class L	12/30/14	$0.1638	$0.0288
Class N	12/30/14	$0.1418	$0.0288

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Acadian Asset Management, LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Acadian and Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2013, the total return of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Strategic Advisers Emerging Markets Fund of Funds

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile and that Class F had out-performed 50% of its peers for the one-year period ended December 31, 2013. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.25% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Strategic Advisers Emerging Markets Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2014.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were below, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2014. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that certain of the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had proposed to waive 0.30% of its management fee through April 30, 2015 and also took into consideration Strategic Advisers' contractual reimbursement commitment.

Annual Report

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Acadian Asset Management LLC

M&G Investment Management Limited

Pyramis Global Advisors, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

RMF-L-RMF-N-ANN-0415
1.9585957.101

Strategic Advisers® International Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2015

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® International Fund	0.85%	8.67%	4.27%

A From March 23, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Fund on March 23, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks posted a slight gain for the 12-month period ending February 28, 2015, amid recessionary pressure in parts of Asia and anemic economic growth in the eurozone. The MSCI ACWI (All Country World Index) ex USA Index rose 1.00%, advancing early on but declining in the second half as the U.S. dollar extended its rise and oil prices tumbled. Europe (-3%) was hampered by late-period deflationary concerns and currency weakness; investors were surprised when Switzerland (+1%) unpegged its franc from the euro, with Spain (-6%) and Italy (-10%) chiefly affected. Greece (-56%) headlined again, reprising fears of default or even a eurozone exit. Germany (-4%), Europe's largest economy, cut growth forecasts in December on declining exports. The U.K. (-3%) endured decelerating growth and a cooling housing market. Across the Pacific, Japan (+9%) fought encroaching recession by expanding its already-aggressive economic stimulus plan; Europe followed suit in January. Emerging markets (+4%) saw late-period outflows ahead of potential U.S. Federal Reserve tightening. Countries dependent on resources exports were among the worst performers, including Russia (-25%) and Brazil (-10%). Net importers such as China (+19%) fared better given lower input costs to production, with India (+37%) buoyed further by optimism for regulatory reform.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® International Fund: For the year, Strategic Advisers® International Fund (the Fund) rose 0.85%, outpacing the 0.10% gain of the MSCI EAFE Index. Relative to the benchmark, sub-adviser Massachusetts Financial Services' (MFS) International Value strategy was the top relative contributor. MFS's quality-focused all-cap approach delivered solid security selection in Europe, as well as beneficial overall positioning in strong-performing Japan and the United States, the latter of which was outside the benchmark. Our position in the iShares® MSCI Japan ETF - which we held to partially offset the Fund's aggregate underweighting in the country - was another notable contributor. Henderson International Opportunities Fund also aided performance, thanks to favorable positioning in information technology and an overweighting in consumer discretionary, primarily in Europe. On the downside, Manning & Napier World Opportunities Fund was the biggest relative detractor, due to poor stock picks across several sectors, along with an overweighting in energy. Sub-adviser Causeway Capital Management's performance was dampened by weak stock choices in financials and industrials, coupled with an overweighting in energy, primarily in France, Spain and Singapore. We hired Thompson, Siegel & Walmsley as a sub-adviser in September.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Actual	.16%	$ 1,000.00	$ 1,005.10	$ .80
Hypothetical A		$ 1,000.00	$ 1,024.00	$ .80

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Harbor International Fund Institutional Class	9.0	9.3
Fidelity International Discovery Fund	7.0	6.9
Fidelity Diversified International Fund	5.2	5.1
Morgan Stanley Institutional Fund, Inc. - International Equity Portfolio Class A	4.9	5.2
Oakmark International Fund Class I	4.9	4.9
Manning & Napier Fund, Inc. World Opportunities Series Class A	4.5	5.5
Artisan International Value Fund Investor Class	3.5	3.5
Henderson International Opportunities Fund Class A	3.5	3.4
iShares MSCI Japan ETF	3.1	3.0
Fidelity Overseas Fund	3.0	2.9
	48.6
Asset Allocation (% of fund's net assets)
As of February 28, 2015	As of August 31, 2014
Stocks 25.3%	Stocks 23.4%
Europe Stock Funds 5.7%	Europe Stock Funds 4.6%
Foreign Large Blend Funds 35.0%	Foreign Large Blend Funds 49.3%
Foreign Large Growth Funds 17.6%	Foreign Large Growth Funds 4.9%
Foreign Large Value Funds 1.2%	Foreign Large Value Funds 1.2%
Foreign Small Mid Growth Funds 0.5%	Foreign Small Mid Growth Funds 0.6%
Foreign Small Mid Blend Funds 1.3%	Foreign Small Mid Blend Funds 1.4%
Other 6.0%	Other 6.1%
Sector Funds 0.9%	Sector Funds 0.9%
Short-Term Investments and Net Other Assets (Liabilities) 6.5%	Short-Term Investments and Net Other Assets (Liabilities) 7.6%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 25.0%
	Shares	Value
CONSUMER DISCRETIONARY - 3.1%
Auto Components - 0.3%
Aisin Seiki Co. Ltd.	131,300	$ 4,834,913
Autoliv, Inc.	158,010	17,776,125
Compagnie Plastic Omnium	49,571	1,509,127
Continental AG	42,261	10,087,420
DENSO Corp.	651,200	30,582,584
Michelin CGDE Series B	38,900	3,742,799
Valeo SA	40,095	6,034,788
		74,567,756
Automobiles - 0.6%
Bayerische Motoren Werke AG (BMW)	59,411	7,512,678
Brilliance China Automotive Holdings Ltd.	786,000	1,542,448
Daimler AG (Germany)	220,269	21,324,025
Fuji Heavy Industries Ltd.	383,800	13,029,148
Honda Motor Co. Ltd.	747,600	24,727,040
Hyundai Motor Co.	189,705	27,651,781
Mahindra & Mahindra Ltd. (a)	53,840	1,118,121
Maruti Suzuki India Ltd. (a)	40,015	2,348,517
Tata Motors Ltd. (a)	402,878	3,765,197
Toyota Motor Corp.	499,300	33,749,794
		136,768,749
Distributors - 0.0%
Inchcape PLC	442,400	5,026,874
Diversified Consumer Services - 0.0%
Kroton Educacional SA	147,800	540,957
Hotels, Restaurants & Leisure - 0.7%
Carnival PLC	642,686	28,931,312
Compass Group PLC	3,505,242	62,341,262
InterContinental Hotel Group PLC	105,483	4,303,354
Kangwon Land, Inc.	108,055	3,336,515
MGM China Holdings Ltd.	2,043,200	4,731,410
Sands China Ltd.	1,593,600	7,273,710
SJM Holdings Ltd.	2,326,000	3,364,929
TUI AG	234,900	4,253,153
Whitbread PLC	368,489	29,895,261
Yum! Brands, Inc.	179,936	14,594,609
		163,025,515
Household Durables - 0.1%
Casio Computer Co. Ltd.	46,000	805,216
Coway Co. Ltd.	12,088	946,305
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Nikon Corp.	1,883,400	$ 24,324,790
Sony Corp.	221,200	6,249,794
Taylor Wimpey PLC	274,110	611,502
Techtronic Industries Co. Ltd.	553,000	1,914,445
		34,852,052
Internet & Catalog Retail - 0.0%
Vipshop Holdings Ltd. ADR (a)	140,491	3,435,005
Leisure Products - 0.0%
Sankyo Co. Ltd. (Gunma)	117,900	4,444,966
Yamaha Corp.	287,200	4,864,094
		9,309,060
Media - 0.7%
Fuji Media Holdings, Inc.	536,800	7,592,607
ITV PLC	3,398,246	11,820,099
Naspers Ltd. Class N	22,424	3,291,089
Nippon Television Network Corp.	359,700	5,950,648
ProSiebenSat.1 Media AG	326,526	16,039,186
realestate.com.au Ltd.	39,987	1,531,359
Reed Elsevier NV	2,800,795	69,445,317
Reed Elsevier PLC	293,332	5,050,720
Sky PLC	396,400	6,098,402
Telenet Group Holding NV (a)	49,578	2,843,363
UBM PLC	932,673	7,811,497
WPP PLC	1,085,075	25,636,425
		163,110,712
Multiline Retail - 0.1%
Dollarama, Inc.	58,362	2,918,800
Next PLC	67,391	7,797,918
Ryohin Keikaku Co. Ltd.	39,700	5,173,860
		15,890,578
Specialty Retail - 0.3%
Esprit Holdings Ltd.	10,344,000	10,696,367
Fielmann AG	21,724	1,504,561
H&M Hennes & Mauritz AB (B Shares)	316,719	13,820,604
Kingfisher PLC	5,458,146	30,776,491
Nitori Holdings Co. Ltd.	130,100	8,613,517
USS Co. Ltd.	781,900	13,817,652
		79,229,192
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.3%
Global Brands Group Holding Ltd. (a)	19,644,000	$ 3,368,643
Hermes International SCA	8,081	2,607,561
Japan Tobacco, Inc.	1,426,600	44,983,366
Li & Fung Ltd.	3,054,000	3,122,595
LVMH Moet Hennessy - Louis Vuitton SA	99,115	18,178,910
		72,261,075
TOTAL CONSUMER DISCRETIONARY		758,017,525
CONSUMER STAPLES - 2.9%
Beverages - 0.4%
Asahi Group Holdings	92,900	2,870,678
Carlsberg A/S Series B	75,300	6,442,123
Davide Campari-Milano SpA	334,000	2,259,396
Embotelladoras Arca S.A.B. de CV (a)	277,218	1,760,156
Heineken Holding NV	76,700	5,336,122
Heineken NV (Bearer)	334,747	26,161,968
ITO EN Ltd.	145,800	3,029,959
Pernod Ricard SA	411,381	48,774,708
		96,635,110
Food & Staples Retailing - 0.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	120,966	4,667,946
Metro AG	187,200	6,261,965
Sundrug Co. Ltd.	197,300	9,698,006
Tsuruha Holdings, Inc.	36,200	2,445,108
		23,073,025
Food Products - 1.0%
Danone SA	1,168,600	81,361,847
M. Dias Branco SA	200,725	5,868,842
Nestle SA	1,560,493	121,958,457
Saputo, Inc.	130,566	3,793,422
Toyo Suisan Kaisha Ltd.	244,000	8,709,551
Unilever NV (Certificaten Van Aandelen) (Bearer)	412,994	17,948,201
Unilever PLC	378,142	16,678,603
Viscofan Envolturas Celulosicas SA	21,150	1,304,338
		257,623,261
Household Products - 0.5%
Colgate-Palmolive Co.	442,132	31,311,788
Hindustan Unilever Ltd.	335,683	4,829,817
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - continued
Reckitt Benckiser Group PLC	916,113	$ 82,690,051
Svenska Cellulosa AB (SCA) (B Shares)	184,400	4,587,329
		123,418,985
Personal Products - 0.4%
Kao Corp.	1,206,500	53,958,412
Kobayashi Pharmaceutical Co. Ltd.	171,500	11,755,904
Kose Corp.	195,100	9,948,673
L'Oreal SA	97,838	17,764,041
		93,427,030
Tobacco - 0.5%
British American Tobacco PLC (United Kingdom)	1,331,090	77,605,245
Imperial Tobacco Group PLC	140,600	6,930,895
KT&G Corp.	367,402	26,693,210
		111,229,350
TOTAL CONSUMER STAPLES		705,406,761
ENERGY - 1.3%
Energy Equipment & Services - 0.2%
Noble Corp.	216,300	3,599,232
Technip SA	513,271	33,440,166
Tecnicas Reunidas SA	269,438	11,168,101
		48,207,499
Oil, Gas & Consumable Fuels - 1.1%
BG Group PLC	2,466,884	36,319,119
BP PLC sponsored ADR	119,200	4,939,648
Cairn Energy PLC (a)	2,544,956	7,995,577
Canadian Natural Resources Ltd.	268,769	7,817,327
Cenovus Energy, Inc.	181,295	3,128,176
CNOOC Ltd.	16,012,000	22,908,435
Dragon Oil PLC	257,539	2,145,061
Enbridge, Inc.	201,705	9,379,339
Eni SpA	338,600	6,311,342
Galp Energia SGPS SA Class B	517,171	6,079,666
Imperial Oil Ltd.	386,600	14,918,474
INPEX Corp.	1,294,700	15,352,409
Oil Search Ltd. ADR	967,182	6,166,969
Peyto Exploration & Development Corp.	66,997	1,873,622
Reliance Industries Ltd. sponsored GDR (d)	243,698	6,799,174
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Repsol YPF SA	394,854	$ 7,633,155
Royal Dutch Shell PLC:
Class A (Netherlands)	147,624	4,819,997
Class A (United Kingdom)	1,715,127	55,876,254
Suncor Energy, Inc.	341,300	10,246,371
Total SA	827,400	44,451,802
		275,161,917
TOTAL ENERGY		323,369,416
FINANCIALS - 5.6%
Banks - 2.6%
Australia & New Zealand Banking Group Ltd.	294,385	8,129,346
Axis Bank Ltd. (a)	719,829	6,629,397
Banco Bilbao Vizcaya Argentaria SA	431,692	4,318,612
Bank of Ireland (a)	16,065,599	6,100,158
Bankinter SA	565,361	4,421,711
Barclays PLC	9,789,349	38,764,175
BNP Paribas SA	836,269	48,747,219
BOC Hong Kong (Holdings) Ltd.	2,319,000	8,177,706
Chiba Bank Ltd.	703,000	5,294,905
China Merchants Bank Co. Ltd. (H Shares)	1,710,500	3,903,640
Credicorp Ltd. (United States)	24,390	3,541,916
DBS Group Holdings Ltd.	1,126,200	16,171,797
DNB ASA	1,283,249	20,890,742
Erste Group Bank AG	307,394	8,056,228
First Gulf Bank PJSC	295,187	1,434,605
HDFC Bank Ltd.	354,215	6,813,291
HDFC Bank Ltd. sponsored ADR	101,685	6,305,487
HSBC Holdings PLC:
(Hong Kong)	4,192,100	37,557,302
(United Kingdom)	5,043,790	44,961,292
ING Groep NV (Certificaten Van Aandelen) (a)	3,224,039	47,822,809
Intesa Sanpaolo SpA	9,125,015	30,448,523
Joyo Bank Ltd.	993,000	5,329,204
Jyske Bank A/S (Reg.) (a)	68,936	2,984,498
Kasikornbank PCL:
NVDR	863,600	5,796,511
(For. Reg.)	344,000	2,298,299
KBC Groupe SA	603,538	36,619,602
Lloyds Banking Group PLC	23,397,834	28,501,638
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
Mitsubishi UFJ Financial Group, Inc.	3,566,500	$ 23,228,454
North Pacific Bank Ltd.	1,034,000	4,045,241
PT Bank Rakyat Indonesia Tbk	3,440,100	3,426,792
Resona Holdings, Inc.	1,084,300	6,087,489
Royal Bank of Scotland Group PLC (a)	4,015,326	22,694,383
Sberbank of Russia sponsored ADR	635,890	3,272,290
Standard Chartered PLC (United Kingdom)	837,722	12,816,773
Sumitomo Mitsui Financial Group, Inc.	1,776,400	70,778,125
Swedbank AB (A Shares)	353,432	9,199,322
Sydbank A/S	137,597	4,291,911
The Hachijuni Bank Ltd.	690,000	5,162,382
The Suruga Bank Ltd.	221,000	4,644,464
The Toronto-Dominion Bank	69,529	3,047,908
UniCredit SpA	822,317	5,470,671
Westpac Banking Corp.	1,012,453	30,115,715
		648,302,533
Capital Markets - 0.6%
Banca Generali SpA	91,311	2,585,194
Cetip SA - Mercados Organizado	103,600	1,255,426
CI Financial Corp.	133,231	3,742,959
Credit Suisse Group AG	602,421	14,694,165
Daiwa Securities Group, Inc.	1,845,300	14,884,263
GAM Holding Ltd.	313,100	6,108,627
Julius Baer Group Ltd.	415,564	19,183,901
Macquarie Group Ltd.	26,744	1,522,611
Partners Group Holding AG	21,852	6,710,204
UBS Group AG	4,386,083	77,061,824
		147,749,174
Consumer Finance - 0.1%
AEON Financial Service Co. Ltd.	405,500	9,304,890
Provident Financial PLC	41,517	1,759,436
		11,064,326
Diversified Financial Services - 0.2%
Challenger Ltd.	970,200	5,321,962
First Pacific Co. Ltd.	3,264,000	3,320,478
FirstRand Ltd.	535,987	2,457,918
Fubon Financial Holding Co. Ltd.	2,526,000	4,498,950
Hong Kong Exchanges and Clearing Ltd.	102,700	2,370,265
IG Group Holdings PLC	1,258,937	14,207,788
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
Investor AB (B Shares)	205,100	$ 8,160,210
ORIX Corp.	1,099,300	15,590,073
		55,927,644
Insurance - 1.5%
Admiral Group PLC	156,300	3,559,230
Ageas	104,000	3,746,893
AIA Group Ltd.	7,275,400	42,822,405
Allianz SE	39,400	6,597,631
Amlin PLC	624,757	5,107,192
Aviva PLC	4,497,613	37,233,930
AXA SA	1,081,948	27,472,006
BB Seguridade Participacoes SA	317,000	3,618,071
Catlin Group Ltd.	61,183	646,561
Delta Lloyd NV	168,000	3,049,366
Euler Hermes SA	44,423	4,907,028
Fairfax Financial Holdings Ltd. (sub. vtg.)	55,163	28,947,227
Friends Life Group Ltd.	596,800	3,787,751
Gjensidige Forsikring ASA	81,700	1,423,826
Hiscox Ltd.	1,581,426	19,312,143
Jardine Lloyd Thompson Group PLC	496,532	7,347,582
MAPFRE SA (Reg.)	856,385	3,008,222
MS&AD Insurance Group Holdings, Inc.	336,400	9,288,436
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	940,000	10,453,467
Prudential PLC	1,401,646	35,176,064
Sampo Oyj (A Shares)	311,467	15,719,476
Sanlam Ltd.	219,603	1,423,048
Sony Financial Holdings, Inc.	1,005,900	15,236,705
Talanx AG	113,800	3,652,974
Zurich Insurance Group AG	224,363	71,732,147
		365,269,381
Real Estate Investment Trusts - 0.1%
Derwent London PLC	30,702	1,587,876
Fibra Uno Administracion SA de CV	686,600	1,928,597
Intu Properties PLC	1,302,187	7,106,698
Unibail-Rodamco	25,277	7,286,532
		17,909,703
Real Estate Management & Development - 0.5%
Brookfield Asset Management, Inc.	108,522	5,890,574
Cheung Kong Holdings Ltd.	635,900	12,585,504
China Overseas Land and Investment Ltd.	1,148,000	3,500,632
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Daito Trust Construction Co. Ltd.	22,200	$ 2,400,476
Deutsche Annington Immobilien SE	450,198	17,368,301
Deutsche Wohnen AG (Bearer)	1,109,947	30,598,793
Emaar Properties PJSC	845,179	1,737,371
GAGFAH SA	497,346	11,722,397
LEG Immobilien AG	131,347	10,801,844
Sumitomo Realty & Development Co. Ltd.	187,000	6,426,391
TAG Immobilien AG	595,528	8,010,436
		111,042,719
Thrifts & Mortgage Finance - 0.0%
Housing Development Finance Corp. Ltd.	238,479	5,211,358
TOTAL FINANCIALS		1,362,476,838
HEALTH CARE - 2.7%
Biotechnology - 0.0%
Actelion Ltd.	50,400	6,032,034
Health Care Equipment & Supplies - 0.2%
Coloplast A/S Series B	42,410	3,386,618
Essilor International SA	52,713	6,161,347
Nihon Kohden Corp.	161,100	8,282,257
Sonova Holding AG Class B	10,787	1,494,690
Sysmex Corp.	101,600	5,452,640
Terumo Corp.	699,500	19,296,552
		44,074,104
Health Care Technology - 0.0%
M3, Inc.	98,800	2,195,280
Life Sciences Tools & Services - 0.0%
Eurofins Scientific SA	7,761	2,105,665
ICON PLC (a)	25,591	1,766,035
Lonza Group AG	13,853	1,707,377
Morphosys AG (a)	16,712	1,392,892
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	41,662	1,664,397
		8,636,366
Pharmaceuticals - 2.5%
Astellas Pharma, Inc.	798,900	12,695,581
AstraZeneca PLC (United Kingdom)	79,740	5,495,188
Bayer AG	703,589	103,969,735
BTG PLC (a)	208,324	2,439,495
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Daiichi Sankyo Kabushiki Kaisha	270,100	$ 4,226,769
GlaxoSmithKline PLC	3,076,460	72,946,999
Hikma Pharmaceuticals PLC	48,337	1,845,478
Merck KGaA	38,100	3,931,021
Novartis AG	1,401,386	143,325,491
Novo Nordisk A/S Series B	202,885	9,708,975
Roche Holding AG (participation certificate)	387,589	105,613,937
Sanofi SA	520,776	50,936,257
Santen Pharmaceutical Co. Ltd.	591,600	39,613,091
Shire PLC	143,747	11,596,227
Sun Pharmaceutical Industries Ltd. (a)	479,074	6,828,830
Teva Pharmaceutical Industries Ltd. sponsored ADR	280,785	16,010,361
UCB SA	27,986	2,140,567
Valeant Pharmaceuticals International (Canada) (a)	77,178	15,204,085
		608,528,087
TOTAL HEALTH CARE		669,465,871
INDUSTRIALS - 3.1%
Aerospace & Defense - 0.1%
Cobham PLC	4,284,219	22,574,236
Air Freight & Logistics - 0.3%
Bollore Group	770,000	4,225,622
Kintetsu World Express, Inc.	28,100	1,275,511
PostNL NV (a)	2,976,594	13,290,520
Yamato Holdings Co. Ltd.	2,456,500	57,498,015
		76,289,668
Airlines - 0.3%
easyJet PLC	289,755	7,747,899
International Consolidated Airlines Group SA CDI (a)	3,757,591	33,646,710
Japan Airlines Co. Ltd.	212,400	6,534,019
Ryanair Holdings PLC sponsored ADR	215,900	13,677,265
		61,605,893
Building Products - 0.1%
ASSA ABLOY AB (B Shares)	83,676	5,023,370
Daikin Industries Ltd.	119,800	7,808,406
Geberit AG (Reg.)	46,792	16,668,132
		29,499,908
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 0.2%
Babcock International Group PLC	157,106	$ 2,449,736
Brambles Ltd.	4,325,564	37,517,952
Intrum Justitia AB	46,376	1,316,685
Secom Co. Ltd.	79,600	4,955,329
		46,239,702
Construction & Engineering - 0.2%
Balfour Beatty PLC	2,411,434	9,337,014
JGC Corp.	1,294,000	26,545,254
Koninklijke Boskalis Westminster NV	77,200	3,587,372
		39,469,640
Electrical Equipment - 0.5%
Fuji Electric Co. Ltd.	216,000	1,040,050
Legrand SA	988,248	54,631,407
Nidec Corp.	60,800	4,106,277
Prysmian SpA	200,500	4,011,727
Schneider Electric SA	777,368	62,616,385
		126,405,846
Industrial Conglomerates - 0.2%
Bidvest Group Ltd.	90,304	2,489,949
DCC PLC (United Kingdom)	68,000	4,062,796
Hutchison Whampoa Ltd.	1,136,000	15,555,223
Koninklijke Philips Electronics NV	231,400	6,918,075
Sembcorp Industries Ltd.	65,748	204,068
Siemens AG	276,599	30,919,197
		60,149,308
Machinery - 0.5%
Atlas Copco AB (A Shares)	1,154,553	37,238,731
Fanuc Corp.	48,100	9,225,952
Glory Ltd.	206,500	5,558,454
Joy Global, Inc.	221,803	9,830,309
Komatsu Ltd.	1,052,500	21,903,438
Kone Oyj (B Shares)	112,168	5,168,980
Minebea Ltd.	219,822	3,318,692
Mitsubishi Heavy Industries Ltd.	627,100	3,474,016
Schindler Holding AG (participation certificate)	152,604	25,179,220
Sembcorp Marine Ltd.	1,522,610	3,340,503
SMC Corp.	18,100	5,034,713
Tadano Ltd.	79,000	1,022,955
		130,295,963
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - 0.1%
Capita Group PLC	190,628	$ 3,496,296
Michael Page International PLC	1,802,443	13,969,162
Recruit Holdings Co. Ltd. (a)	42,700	1,336,773
SGS SA (Reg.)	2,784	5,633,121
Temp Holdings Co., Ltd.	43,200	1,453,542
		25,888,894
Road & Rail - 0.1%
Asciano Ltd.	1,286,900	6,516,182
Canadian National Railway Co.	47,890	3,307,977
Canadian Pacific Railway Ltd.	16,254	3,043,806
East Japan Railway Co.	205,800	17,263,975
		30,131,940
Trading Companies & Distributors - 0.4%
Ashtead Group PLC	270,292	4,965,755
Brenntag AG	384,430	22,477,761
Bunzl PLC	1,215,189	35,570,278
Mitsubishi Corp.	696,100	13,910,362
Noble Group Ltd.	7,367,500	5,270,802
Rexel SA	385,500	7,532,135
		89,727,093
Transportation Infrastructure - 0.1%
Abertis Infraestructuras SA	164,678	3,215,737
Adani Ports & Special Economic Zone	323,266	1,815,324
China Merchants Holdings International Co. Ltd.	3,983,772	15,152,695
SIA Engineering Co. Ltd.	487,000	1,518,692
		21,702,448
TOTAL INDUSTRIALS		759,980,539
INFORMATION TECHNOLOGY - 2.4%
Communications Equipment - 0.2%
Telefonaktiebolaget LM Ericsson (B Shares)	4,517,738	58,342,422
Electronic Equipment & Components - 0.5%
China High Precision Automation Group Ltd. (a)	1,073,000	41,504
Flextronics International Ltd. (a)	495,700	6,037,626
Halma PLC	1,304,427	14,348,607
Hexagon AB (B Shares)	71,154	2,569,806
Hirose Electric Co. Ltd.	110,700	14,537,906
Hitachi Ltd.	6,191,300	42,336,329
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Hoya Corp.	197,600	$ 7,974,203
Ingenico SA	14,518	1,617,001
Keyence Corp.	17,400	8,887,273
Largan Precision Co. Ltd.	42,000	3,579,925
Murata Manufacturing Co. Ltd.	107,700	13,275,122
OMRON Corp.	135,100	5,963,034
Spectris PLC	233,721	7,855,273
		129,023,609
Internet Software & Services - 0.1%
Alibaba Group Holding Ltd. sponsored ADR	28,427	2,419,706
Baidu.com, Inc. sponsored ADR (a)	16,807	3,424,426
NetEase, Inc. sponsored ADR	36,014	3,602,841
Tencent Holdings Ltd.	436,700	7,619,432
YY, Inc. ADR (a)	22,267	1,173,248
		18,239,653
IT Services - 0.6%
Accenture PLC Class A	114,563	10,314,107
Amadeus IT Holding SA Class A	867,452	35,771,112
Cap Gemini SA	57,996	4,690,354
Cognizant Technology Solutions Corp. Class A (a)	284,201	17,758,299
Computershare Ltd.	1,814,505	17,836,606
HCL Technologies Ltd.	141,278	4,632,975
Infosys Ltd.	153,784	5,650,719
Nomura Research Institute Ltd.	1,065,800	37,286,295
OBIC Co. Ltd.	341,200	12,678,236
SCSK Corp.	51,600	1,416,978
Tech Mahindra Ltd.	34,817	1,601,266
Wirecard AG	32,217	1,486,802
		151,123,749
Semiconductors & Semiconductor Equipment - 0.6%
Altera Corp.	132,969	4,921,183
ams AG	19,645	868,555
Analog Devices, Inc.	373,638	21,872,769
ARM Holdings PLC	30,009	534,032
ASM International NV (Netherlands)	107,766	4,882,914
Infineon Technologies AG	1,800,815	20,847,265
MediaTek, Inc.	1,560,000	23,467,973
NXP Semiconductors NV (a)	75,086	6,374,426
SK Hynix, Inc. (a)	93,730	3,966,741
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,979,008	48,545,066
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Texas Instruments, Inc.	154,627	$ 9,092,068
Xilinx, Inc.	114,220	4,839,501
		150,212,493
Software - 0.2%
Check Point Software Technologies Ltd. (a)	120,870	10,091,436
Constellation Software, Inc.	4,156	1,399,629
Dassault Systemes SA	238,105	16,661,206
SAP AG	298,857	21,013,739
		49,166,010
Technology Hardware, Storage & Peripherals - 0.2%
Fujifilm Holdings Corp.	200,600	6,913,049
Lenovo Group Ltd.	3,560,000	5,489,775
NEC Corp.	547,000	1,664,435
Neopost SA	191,444	10,326,147
Samsung Electronics Co. Ltd.	11,875	14,634,664
Seiko Epson Corp.	95,800	3,519,674
		42,547,744
TOTAL INFORMATION TECHNOLOGY		598,655,680
MATERIALS - 1.8%
Chemicals - 1.4%
Akzo Nobel NV	1,188,680	88,324,772
Arkema SA	64,500	4,830,200
Asahi Kasei Corp.	887,000	9,164,740
Asian Paints India Ltd.	167,115	2,187,630
BASF AG	48,055	4,605,910
Clariant AG (Reg.)	1,131,998	20,494,347
Daicel Chemical Industries Ltd.	91,300	1,184,515
Denki Kagaku Kogyo KK	973,000	3,790,328
Givaudan SA	21,758	41,788,323
HEXPOL AB (B Shares)	15,127	1,623,925
Israel Corp. Ltd. (Class A)	7,900	2,687,243
Johnson Matthey PLC	71,500	3,763,034
JSR Corp.	1,104,700	20,214,740
Kuraray Co. Ltd.	429,100	5,900,685
Linde AG	293,530	59,716,709
Novozymes A/S Series B	69,252	3,359,580
Shin-Etsu Chemical Co., Ltd.	431,200	29,568,515
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Sigma Aldrich Corp.	101,633	$ 14,031,452
Symrise AG	446,822	28,420,918
		345,657,566
Construction Materials - 0.0%
Ultratech Cemco Ltd. (a)	32,283	1,636,588
Containers & Packaging - 0.1%
Rexam PLC	1,148,816	9,861,214
Smurfit Kappa Group PLC	340,184	9,530,397
		19,391,611
Metals & Mining - 0.3%
BHP Billiton PLC ADR	81,000	4,066,200
Glencore Xstrata PLC	1,688,354	7,826,212
Iluka Resources Ltd.	1,463,484	8,988,432
Rio Tinto PLC	1,039,338	51,150,572
		72,031,416
TOTAL MATERIALS		438,717,181
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 0.3%
BT Group PLC	2,936,086	20,585,816
Hellenic Telecommunications Organization SA (a)	503,109	5,010,737
Koninklijke KPN NV	1,792,690	6,110,333
Nippon Telegraph & Telephone Corp.	106,300	6,625,509
TDC A/S	1,604,955	12,695,906
Telenor ASA	103,130	2,069,044
Telstra Corp. Ltd.	1,857,452	9,245,501
		62,342,846
Wireless Telecommunication Services - 1.2%
Advanced Info Service PCL (For. Reg.)	322,300	2,322,793
China Mobile Ltd.	3,299,017	44,768,210
KDDI Corp.	1,923,000	133,263,699
Mobile TeleSystems OJSC (a)	658,464	2,655,505
MTN Group Ltd.	210,563	3,729,545
Philippine Long Distance Telephone Co.	67,560	4,849,608
SK Telecom Co. Ltd.	169,208	44,263,640
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
SoftBank Corp.	71,200	$ 4,397,356
Vodafone Group PLC	18,493,780	64,012,729
		304,263,085
TOTAL TELECOMMUNICATION SERVICES		366,605,931
UTILITIES - 0.6%
Electric Utilities - 0.1%
Scottish & Southern Energy PLC	936,058	22,731,944
Gas Utilities - 0.2%
APA Group unit	1,664,016	11,949,409
China Resources Gas Group Ltd.	3,278,000	8,106,455
ENN Energy Holdings Ltd.	162,000	859,524
Tokyo Gas Co. Ltd.	2,303,000	14,019,182
		34,934,570
Independent Power Producers & Renewable Electricity Producers - 0.0%
Electric Power Development Co. Ltd.	84,800	2,831,983
Kenon Holdings Ltd. (a)	55,300	992,317
		3,824,300
Multi-Utilities - 0.3%
Canadian Utilities Ltd. Class A (non-vtg.)	233,168	7,749,884
Centrica PLC	1,844,562	6,956,997
GDF Suez	2,103,967	46,794,580
National Grid PLC	449,300	6,145,819
Veolia Environnement SA	336,400	6,547,129
		74,194,409
Water Utilities - 0.0%
Guangdong Investment Ltd.	3,873,200	4,988,946
TOTAL UTILITIES		140,674,169
TOTAL COMMON STOCKS (Cost $5,195,663,424)		6,123,369,911
Nonconvertible Preferred Stocks - 0.3%
	Shares	Value
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Hyundai Motor Co.	21,300	$ 2,118,181
Porsche Automobil Holding SE (Germany)	5,900	546,348
Volkswagen AG	10,024	2,529,514
		5,194,043
CONSUMER STAPLES - 0.2%
Beverages - 0.0%
Ambev SA sponsored ADR	1,130,715	7,293,112
Household Products - 0.2%
Henkel AG & Co. KGaA	302,522	35,834,167
TOTAL CONSUMER STAPLES		43,127,279
FINANCIALS - 0.0%
Banks - 0.0%
Itau Unibanco Holding SA	496,340	6,381,827
MATERIALS - 0.0%
Metals & Mining - 0.0%
Gerdau SA sponsored ADR	1,061,757	3,790,472
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Telecom Italia SpA (Risparmio Shares)	6,866,445	6,737,733
Telefonica Brasil SA sponsored ADR	184,617	3,422,799
		10,160,532
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $61,361,874)		68,654,153
Equity Funds - 68.2%

Europe Stock Funds - 5.7%
Henderson European Focus Fund Class A	38	1,337
iShares MSCI Italy Capped ETF	14,736,400	219,277,632
iShares MSCI Spain Capped ETF	4,248,200	148,559,554
iShare Europe ETF	6,287,300	284,751,817
Vanguard FTSE European ETF	7,651,568	427,646,136
WisdomTree Europe Hedged Equity ETF	5,103,450	328,355,973
TOTAL EUROPE STOCK FUNDS		1,408,592,449
Equity Funds - continued
	Shares	Value
Foreign Large Blend Funds - 35.0%
Artisan International Value Fund Investor Class	23,933,250	$ 856,571,014
Dodge & Cox International Stock Funds	60	2,664
Fidelity Overseas Fund (c)	17,679,196	730,857,956
GE Institutional International Equity Fund Service Class	4,895,726	62,861,117
Harbor International Fund Institutional Class	31,824,830	2,199,413,966
Henderson International Opportunities Fund Class A	30,302,374	853,617,869
Litman Gregory Masters International Fund Investor Class	18,935,177	351,626,241
Manning & Napier Fund, Inc. World Opportunities Series Class A	144,099,700	1,106,685,700
Morgan Stanley Institutional Fund, Inc. - International Equity Portfolio Class A	73,738,496	1,213,735,651
Oakmark International Fund Class I	48,594,269	1,212,912,948
TOTAL FOREIGN LARGE BLEND FUNDS		8,588,285,126
Foreign Large Growth Funds - 17.6%
American EuroPacific Growth Fund Class F-1	4,067,944	201,648,007
Fidelity Canada Fund (c)	2,285,796	116,552,732
Fidelity Diversified International Fund (c)	34,466,639	1,269,750,988
Fidelity International Capital Appreciation Fund (c)	4,966,989	86,028,252
Fidelity International Discovery Fund (c)	42,046,701	1,706,675,613
Invesco International Growth Fund Class A	4,032,666	135,618,545
Oppenheimer International Growth Fund Class I	11,558,514	430,670,222
Thornburg International Value Fund Class I	12,447,058	367,686,080
TOTAL FOREIGN LARGE GROWTH FUNDS		4,314,630,439
Foreign Large Value Funds - 1.2%
Pear Tree Polaris Foreign Value Fund Institutional Shares	15,303,316	292,140,308
Foreign Small Mid Blend Funds - 1.3%
Franklin International Small Cap Growth Fund Class A	63	1,198
iShares MSCI EAFE Small Cap Index ETF	6,392,932	320,285,893
TOTAL FOREIGN SMALL MID BLEND FUNDS		320,287,091
Foreign Small Mid Growth Funds - 0.5%
MFS International New Discovery Fund Class A	57	1,617
Equity Funds - continued
	Shares	Value
Foreign Small Mid Growth Funds - continued
Thornburg International Growth Fund Class I	1,930,211	$ 37,947,956
Wasatch International Growth Fund Investor Class	69	1,934
Westcore International Small-Cap Fund	5,167,047	92,231,785
TOTAL FOREIGN SMALL MID GROWTH FUNDS		130,183,292
Sector Funds - 0.9%
RS Global Natural Resources Fund Class A	68	1,718
SPDR DJ International Real Estate ETF	1,525,300	67,677,561
Voya International Real Estate Fund Class A	15,273,415	145,555,649
TOTAL SECTOR FUNDS		213,234,928
Other - 6.0%
Fidelity Japan Fund (c)	17,511,615	208,037,991
Fidelity Japan Smaller Companies Fund (c)	6,908,421	90,362,149
iShares MSCI Australia ETF	4,731,652	112,045,519
iShares MSCI Emerging Markets Index ETF	5,605,100	228,071,519
iShares MSCI Japan ETF	61,544,900	760,079,515
Matthews Pacific Tiger Fund Investor Class	16,472	466,656
Wintergreen Fund Investor Class	1,890,625	32,896,875
WisdomTree Japan Hedged Equity ETF	686,970	37,007,074
TOTAL OTHER		1,468,967,298
TOTAL EQUITY FUNDS (Cost $14,425,296,124)		16,736,320,931
U.S. Treasury Obligations - 0.2%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.03% 4/23/15 to 5/28/15 (e) (Cost $53,668,113)	$ 53,670,000	53,668,725
Money Market Funds - 6.4%
	Shares	Value
SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $1,577,947,395)	1,577,947,395	$ 1,577,947,395
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $21,313,936,930)		24,559,961,115
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(31,695,286)
NET ASSETS - 100%		$ 24,528,265,829
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
7,787 CME Nikkei 225 Index Contracts (United States)	March 2015	$ 735,092,800	$ 32,011,614
6,475 NYSE E-mini MSCI EAFE Index Contracts (United States)	March 2015	607,128,375	35,445,633
TOTAL EQUITY INDEX CONTRACTS		$ 1,342,221,175	$ 67,457,247
The face value of futures purchased as a percentage of net assets is 5.5%
For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $1,422,820,474.
Security Type Abbreviations
ETF	-	Exchange-Trade Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated Fund

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,799,174 or 0.0% of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $51,936,763.
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Canada Fund	$ 119,834,541	$ 15,941,792	$ 3,283,200	$ 1,383,262	$ 116,552,732
Fidelity Diversified International Fund	1,219,879,514	60,463,640	-	13,193,130	1,269,750,988
Fidelity International Capital Appreciation Fund	81,510,132	4,306,778	1,641,600	437,817	86,028,252
Fidelity International Discovery Fund	1,685,155,525	21,041,749	1,641,600	10,740,995	1,706,675,613
Fidelity Japan Fund	194,655,244	8,911,921	-	1,511,921	208,037,991
Fidelity Japan Smaller Companies Fund	83,874,271	3,506,501	-	217,153	90,362,149
Fidelity Overseas Fund	649,815,812	73,720,181	-	11,669,270	730,857,956
Total	$ 4,034,725,039	$ 187,892,562	$ 6,566,400	$ 39,153,548	$ 4,208,265,681
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 763,211,568	$ 528,227,607	$ 234,983,961	$ -
Consumer Staples	748,534,040	344,029,671	404,504,369	-
Energy	323,369,416	152,682,467	170,686,949	-
Financials	1,368,858,665	876,423,001	492,435,664	-
Health Care	669,465,871	269,842,797	399,623,074	-
Industrials	759,980,539	718,036,990	41,943,549	-
Information Technology	598,655,680	505,453,832	93,160,344	41,504
Materials	442,507,653	391,357,081	51,150,572	-
Telecommunication Services	376,766,463	171,760,024	205,006,439	-
Utilities	140,674,169	127,981,221	12,692,948	-
Equity Funds	16,736,320,931	16,736,320,931	-	-
U.S. Treasury Obligations	53,668,725	-	53,668,725	-
Money Market Funds	1,577,947,395	1,577,947,395	-	-
Total Investments in Securities:	$ 24,559,961,115	$ 22,400,063,017	$ 2,159,856,594	$ 41,504
Derivative Instruments:
Assets
Futures Contracts	$ 67,457,247	$ 67,457,247	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 130,364,684
Level 2 to Level 1	$ 526,740,760
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 67,457,247	$ -
Total Value of Derivatives	$ 67,457,247	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $17,785,421,516)	$ 20,351,695,434
Affiliated issuers (cost $3,528,515,414)	4,208,265,681
Total Investments (cost $21,313,936,930)		$ 24,559,961,115
Foreign currency held at value (cost $385,308)		385,376
Receivable for investments sold		22,214,953
Receivable for fund shares sold		17,465,075
Dividends receivable		13,576,222
Prepaid expenses		12,262
Other receivables		145,078
Total assets		24,613,760,081

Liabilities
Payable for investments purchased	$ 66,199,410
Payable for fund shares redeemed	14,071,708
Accrued management fee	1,895,431
Payable for daily variation margin for derivative instruments	678,880
Other affiliated payables	1,098,184
Other payables and accrued expenses	1,550,639
Total liabilities		85,494,252

Net Assets		$ 24,528,265,829
Net Assets consist of:
Paid in capital		$ 21,013,769,820
Undistributed net investment income		30,544,205
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		171,841,452
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,312,110,352
Net Assets, for 2,346,886,411 shares outstanding		$ 24,528,265,829
Net Asset Value, offering price and redemption price per share ($24,528,265,829 ÷ 2,346,886,411 shares)		$ 10.45

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 389,878,458
Affiliated issuers		39,153,548
Interest		9,036
Income before foreign taxes withheld		429,041,042
Less foreign taxes withheld		(12,623,973)
Total income		416,417,069

Expenses
Management fee	$ 79,800,151
Transfer agent fees	10,836,190
Accounting fees and expenses	2,317,800
Custodian fees and expenses	721,060
Independent trustees' compensation	259,292
Registration fees	589,880
Audit	115,186
Legal	157,299
Miscellaneous	255,844
Total expenses before reductions	95,052,702
Expense reductions	(58,795,151)	36,257,551
Net investment income (loss)		380,159,518
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $197,444)	275,518,659
Affiliated issuers	304,177
Foreign currency transactions	(11,628)
Futures contracts	79,241,100
Realized gain distributions from underlying funds:
Unaffiliated issuers	240,438,667
Affiliated issuers	50,190,641
Total net realized gain (loss)		645,681,616
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $339,822)	(851,336,207)
Assets and liabilities in foreign currencies	(873,565)
Futures contracts	47,977,751
Total change in net unrealized appreciation (depreciation)		(804,232,021)
Net gain (loss)		(158,550,405)
Net increase (decrease) in net assets resulting from operations		$ 221,609,113

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 380,159,518	$ 312,232,076
Net realized gain (loss)	645,681,616	345,011,137
Change in net unrealized appreciation (depreciation)	(804,232,021)	2,399,663,287
Net increase (decrease) in net assets resulting from operations	221,609,113	3,056,906,500
Distributions to shareholders from net investment income	(401,865,396)	(244,887,985)
Distributions to shareholders from net realized gain	(474,895,780)	(112,162,445)
Total distributions	(876,761,176)	(357,050,430)
Share transactions Proceeds from sales of shares	5,241,455,984	8,507,070,037
Reinvestment of distributions	874,809,032	356,309,251
Cost of shares redeemed	(3,739,871,538)	(2,420,257,813)
Net increase (decrease) in net assets resulting from share transactions	2,376,393,478	6,443,121,475
Total increase (decrease) in net assets	1,721,241,415	9,142,977,545

Net Assets
Beginning of period	22,807,024,414	13,664,046,869
End of period (including undistributed net investment income of $30,544,205 and undistributed net investment income of $57,345,799, respectively)	$ 24,528,265,829	$ 22,807,024,414
Other Information Shares
Sold	500,443,002	844,091,173
Issued in reinvestment of distributions	87,392,576	33,424,883
Redeemed	(359,399,880)	(240,094,181)
Net increase (decrease)	228,435,698	637,421,875

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 10.77	$ 9.23	$ 8.52	$ 9.40	$ 7.84
Income from Investment Operations
Net investment income (loss) B	.17	.18 C	.16	.15	.15
Net realized and unrealized gain (loss)	(.10)	1.55	.74	(.74)	1.54
Total from investment operations	.07	1.73	.90	(.59)	1.69
Distributions from net investment income	(.18)	(.13)	(.17)	(.13)	(.12)
Distributions from net realized gain	(.21)	(.06)	(.02)	(.16)	(.02)
Total distributions	(.39)	(.19)	(.19)	(.29)	(.13) H
Net asset value, end of period	$ 10.45	$ 10.77	$ 9.23	$ 8.52	$ 9.40
Total Return A	.85%	18.78%	10.65%	(6.00)%	21.66%
Ratios to Average Net Assets D
Expenses before reductions	.41%	.43%	.43%	.39%	.28%
Expenses net of fee waivers, if any	.16%	.17%	.18%	.14%	.03%
Expenses net of all reductions	.16%	.17%	.17%	.14%	.03%
Net investment income (loss)	1.63%	1.77% C	1.94%	1.71%	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,528,266	$ 22,807,024	$ 13,664,047	$ 12,153,172	$ 11,328,792
Portfolio turnover rate E	20%	11%	25%	18% F	15% F

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.54%.

D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

E Amount does not include the portfolio activity of any Underlying Funds.

F Portfolio turnover rate excludes securities received or delivered in-kind.

G For the year ended February 29.

H Total distributions of $.13 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.017 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Strategic Advisers International Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by

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2. Significant Accounting Policies - continued

Investment Valuation - continued

another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of

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2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

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2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, certain foreign taxes, deferred trustees compensation, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,686,580,806
Gross unrealized depreciation	(493,413,450)
Net unrealized appreciation (depreciation) on securities	$ 3,193,167,356

Tax Cost	$ 21,366,793,759

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 30,643,521
Undistributed long-term capital gain	$ 292,155,528
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,192,783,037

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 424,516,207	$ 282,275,466
Long-term Capital Gains	452,244,969	74,774,964
Total	$ 876,761,176	$ 357,050,430

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

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3. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $79,241,100 and a change in net unrealized appreciation (depreciation) of $47,977,751 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $6,711,290,030 and $4,456,712,143, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .34% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sub-Advisers. Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), Thompson, Siegel & Walmsley LLC and William Blair & Company, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2015, the Board of Trustees approved the appointment of Arrowstreet Capital, Limited Partnership (Arrowstreet) as an additional sub-adviser for the Fund. Subsequent to period end, Arrowstreet was allocated a portion of the Fund's assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .05% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser . Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $235 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,133.

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6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $28,785 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2017. During the period, this waiver reduced the Fund's management fee by $ 58,369,683.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $424,709 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $759.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principle investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding share of the following underlying Funds:

Fidelity International Discovery Fund	15%
Fidelity Japan Fund	46%
Fidelity Japan Smaller Companies Fund	22%
Fidelity Overseas Fund	20%

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers International Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2015

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Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

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Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

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Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms.Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Fund voted to pay on April 13, 2015, to shareholders of record at the opening of business on April 10, 2015, a distribution of $0.145 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.016 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2015, $662,639,186, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 2% of the dividend distributed during December of the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 99% and 100% of the dividends distributed during April and December, respectively, of the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0266 and $0.0007; and $0.1767 and $0.0147, respectively, for the dividends paid April 14, 2014 and December 30, 2014.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Causeway Capital Management LLC (Causeway), Massachusetts Financial Services Company (MFS), Pyramis Global Advisors, LLC (Pyramis), and William Blair & Company, LLC (William Blair) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Causeway, MFS, Pyramis, and William Blair (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2013, the cumulative total returns of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Strategic Advisers International Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for each period ended December 31, 2013. The Board also noted that the fund had out-performed 78%, 82%, and 79% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2013. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period shown and higher than its benchmark for the three- and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2017 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.00%.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Strategic Advisers International Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2014.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2014.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had proposed to waive 0.25% of its management fee through September 30, 2017.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees
Strategic Advisers International Fund

On September 4, 2014, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with Thompson, Siegel & Walmsley LLC (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser(s).

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.00% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or the portion of the management fee retained by Strategic Advisers, if any. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the fund's management fee through September 30, 2016, and its proposal to extend the management fee waiver through September 30, 2017.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser(s), the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser(s) will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Annual Report

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Pyramis Global Advisors, LLC

Arrowstreet Capital, Limited Partnership

Causeway Capital Management LLC

Massachusetts Financial Services Company

Thompson, Siegel & Walmsley LLC

William Blair & Company, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SIT-UANN-0415
1.926369.104

Strategic Advisers® International II Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2015

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P, and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® International II Fund	1.36%	8.60%	1.84%

A From March 8, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International II Fund on March 8, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks posted a slight gain for the 12-month period ending February 28, 2015, amid recessionary pressure in parts of Asia and anemic economic growth in the eurozone. The MSCI ACWI (All Country World Index) ex USA Index rose 1.00%, advancing early on but declining in the second half as the U.S. dollar extended its rise and oil prices tumbled. Europe (-3%) was hampered by late-period deflationary concerns and currency weakness; investors were surprised when Switzerland (+1%) unpegged its franc from the euro, with Spain (-6%) and Italy (-10%) chiefly affected. Greece (-56%) headlined again, reprising fears of default or even a eurozone exit. Germany (-4%), Europe's largest economy, cut growth forecasts in December on declining exports. The U.K. (-3%) endured decelerating growth and a cooling housing market. Across the Pacific, Japan (+9%) fought encroaching recession by expanding its already-aggressive economic stimulus plan; Europe followed suit in January. Emerging markets (+4%) saw late-period outflows ahead of potential U.S. Federal Reserve tightening. Countries dependent on resources exports were among the worst performers, including Russia (-25%) and Brazil (-10%). Net importers such as China (+19%) fared better given lower input costs to production, with India (+37%) buoyed further by optimism for regulatory reform.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® International II Fund: For the year, Strategic Advisers® International II Fund (the Fund) rose 1.36%, outpacing the 0.10% gain of the MSCI EAFE Index. Relative to the benchmark, Fidelity® International Capital Appreciation Fund, which employs an opportunistic growth strategy with a quality tilt, was the top relative contributor. This manager outperformed the MSCI EAFE Index by a sizable margin, fueled by stock picks in emerging markets (EM) and among out-of-benchmark U.S. companies in financials, materials and industrials. Fidelity® Diversified International Fund follows a growth-at-a-reasonable-price (GARP) strategy, and benefited from favorable overall positioning in health care, combined with solid stock picks in consumer staples and information technology. Fidelity International Discovery Fund was aided by selections in health care and financials, an underweighting in Europe, and moderate stakes in EM and U.S. equities. On the downside, Fidelity Advisor® Overseas Fund was hurt by poor stock choices in technology, consumer discretionary and financials, along with an underweighting in strong-performing Japan. Fidelity International Value Fund was hampered by picks in financials, materials and consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Actual	.20%	$ 1,000.00	$ 1,011.30	$ 1.00
HypotheticalA		$ 1,000.00	$ 1,023.80	$ 1.00

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity International Discovery Fund	20.8	19.6
Fidelity Diversified International Fund	17.7	15.6
Fidelity International Capital Appreciation Fund	13.5	9.7
Fidelity Advisor Overseas Fund Institutional Class	8.3	9.7
Fidelity International Value Fund	4.3	5.1
Fidelity International Small Cap Opportunities Fund	2.3	2.6
Fidelity International Real Estate Fund	1.1	1.3
Fidelity Advisor Global Capital Appreciation Fund Institutional Class	1.0	1.1
Fidelity Japan Smaller Companies Fund	0.8	1.0
Roche Holding AG (participation certificate)	0.4	0.6
	70.2
Asset Allocation (% of fund's net assets)
As of February 28, 2015	As of August 31, 2014
Stocks 20.4%	Stocks 26.4%
Foreign Large Blend Funds 0.0%	Foreign Large Blend Funds 44.9%
Foreign Large Growth Funds 60.4%	Foreign Large Growth Funds 9.9%
Foreign Large Value Funds 4.3%	Foreign Large Value Funds 5.1%
Foreign Small Mid Growth Funds 2.3%	Foreign Small Mid Growth Funds 2.6%
Other 1.8%	Other 2.1%
Sector Funds 1.1%	Sector Funds 1.3%
Short-Term Investments and Net Other Assets (Liabilities) 9.7%	Short-Term Investments and Net Other Assets (Liabilities) 7.7%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 20.1%
	Shares	Value
CONSUMER DISCRETIONARY - 2.7%
Auto Components - 0.2%
Bridgestone Corp.	44,900	$ 1,720,557
Continental AG	9,036	2,156,833
		3,877,390
Automobiles - 0.7%
Daimler AG (Germany)	9,434	913,296
Fuji Heavy Industries Ltd.	23,500	797,772
Isuzu Motors Ltd.	62,100	901,715
Mazda Motor Corp.	28,900	617,500
Renault SA	14,473	1,390,428
Suzuki Motor Corp.	34,100	1,077,517
Toyota Motor Corp.	102,300	6,914,889
		12,613,117
Hotels, Restaurants & Leisure - 0.2%
Accor SA	14,833	777,242
Flight Centre Travel Group Ltd.	27,024	871,269
InterContinental Hotel Group PLC	18,000	734,340
Sky City Entertainment Group Ltd.	76,934	232,190
Whitbread PLC	10,151	823,544
		3,438,585
Household Durables - 0.3%
Barratt Developments PLC	107,351	854,358
Sekisui House Ltd.	37,000	498,746
Sony Corp.	58,100	1,641,560
Taylor Wimpey PLC	535,400	1,194,404
Techtronic Industries Co. Ltd.	316,000	1,093,968
		5,283,036
Internet & Catalog Retail - 0.1%
Rakuten, Inc.	46,000	765,994
Media - 0.4%
Altice SA	17,500	1,744,879
Dentsu, Inc.	15,700	683,778
Fuji Media Holdings, Inc.	41,400	585,570
ITV PLC	664,900	2,312,718
ProSiebenSat.1 Media AG	19,581	961,832
Reed Elsevier NV	28,044	695,347
		6,984,124
Multiline Retail - 0.1%
Don Quijote Holdings Co. Ltd.	11,700	908,614
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Lifestyle International Holdings Ltd.	444,500	$ 819,561
Marui Group Co. Ltd.	13,600	159,278
		1,887,453
Specialty Retail - 0.3%
H&M Hennes & Mauritz AB (B Shares)	53,925	2,353,114
Inditex SA	40,035	1,258,241
Nitori Holdings Co. Ltd.	15,100	999,724
		4,611,079
Textiles, Apparel & Luxury Goods - 0.4%
adidas AG	5,550	431,211
Burberry Group PLC	24,900	719,632
Compagnie Financiere Richemont SA Series A	19,967	1,759,336
Japan Tobacco, Inc.	83,300	2,626,605
Kering SA	3,500	712,835
LVMH Moet Hennessy - Louis Vuitton SA	4,464	818,752
Yue Yuen Industrial (Holdings) Ltd.	180,000	698,574
		7,766,945
TOTAL CONSUMER DISCRETIONARY		47,227,723
CONSUMER STAPLES - 2.0%
Beverages - 0.7%
Anheuser-Busch InBev SA NV	38,221	4,848,718
Asahi Group Holdings	24,500	757,068
Britvic PLC	43,200	510,212
Diageo PLC	138,240	4,126,358
SABMiller PLC	34,500	1,957,409
		12,199,765
Food & Staples Retailing - 0.3%
Seven & i Holdings Co., Ltd.	41,600	1,590,450
Tesco PLC	630,323	2,386,079
Woolworths Ltd.	36,162	867,772
		4,844,301
Food Products - 0.6%
Dairy Crest Group PLC	28,467	218,425
Danone SA	26,339	1,833,809
Nestle SA	47,149	3,684,873
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Unilever NV (Certificaten Van Aandelen) (Bearer)	69,363	$ 3,014,429
Unilever PLC	32,836	1,448,288
		10,199,824
Household Products - 0.0%
Svenska Cellulosa AB (SCA) (B Shares)	43,377	1,079,092
Personal Products - 0.2%
Beiersdorf AG	15,761	1,369,187
L'Oreal SA	11,362	2,062,951
		3,432,138
Tobacco - 0.2%
Imperial Tobacco Group PLC	74,248	3,660,065
TOTAL CONSUMER STAPLES		35,415,185
ENERGY - 1.2%
Oil, Gas & Consumable Fuels - 1.2%
BG Group PLC	220,921	3,252,547
BP PLC	401,443	2,764,629
Oil Search Ltd. ADR	44,619	284,501
Royal Dutch Shell PLC:
Class A (United Kingdom)	147,842	4,816,470
Class B (United Kingdom)	30,195	1,023,424
Statoil ASA	47,718	896,389
Total SA	116,982	6,284,821
Tullow Oil PLC	54,139	323,715
Woodside Petroleum Ltd.	23,982	659,257
		20,305,753
FINANCIALS - 5.4%
Banks - 2.7%
Australia & New Zealand Banking Group Ltd.	161,311	4,454,551
Banca Popolare dell'Emilia Romagna	45,700	376,906
Banco Popolare Societa Cooperativa (a)	45,224	697,377
Bank of Ireland (a)	1,646,400	624,894
Banque Cantonale Vaudoise (Bearer)	440	251,996
Barclays PLC	347,734	1,376,968
BNP Paribas SA	42,106	2,454,414
BOC Hong Kong (Holdings) Ltd.	222,500	784,622
Commonwealth Bank of Australia	23,874	1,714,781
Criteria CaixaCorp SA	320,224	1,487,139
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
Dah Sing Financial Holdings Ltd.	38,000	$ 222,930
Danske Bank A/S	47,804	1,265,999
DBS Group Holdings Ltd.	133,500	1,917,008
Hang Seng Bank Ltd.	39,500	720,145
ING Groep NV (Certificaten Van Aandelen) (a)	191,200	2,836,107
Intesa Sanpaolo SpA	815,728	2,721,937
KBC Groupe SA	18,801	1,140,749
Lloyds Banking Group PLC	3,648,994	4,444,954
Mitsubishi UFJ Financial Group, Inc.	729,500	4,751,201
Nordea Bank AB	208,600	2,814,861
Oversea-Chinese Banking Corp. Ltd.	69,000	530,594
Seven Bank Ltd.	174,900	848,000
Societe Generale Series A	37,622	1,739,399
Standard Chartered PLC (United Kingdom)	53,520	818,832
Sumitomo Mitsui Financial Group, Inc.	21,600	860,621
Sumitomo Mitsui Trust Holdings, Inc.	220,000	914,027
Svenska Handelsbanken AB (A Shares)	20,700	1,042,821
Swedbank AB (A Shares)	66,800	1,738,707
Unione di Banche Italiane ScpA	90,908	713,131
United Overseas Bank Ltd.	64,160	1,086,085
Westpac Banking Corp.	29,084	865,112
		48,216,868
Capital Markets - 0.4%
Julius Baer Group Ltd.	14,040	648,136
Macquarie Group Ltd.	40,884	2,327,641
Schroders PLC	18,614	883,670
UBS Group AG	164,456	2,889,430
		6,748,877
Consumer Finance - 0.0%
ACOM Co. Ltd. (a)	166,500	534,470
Diversified Financial Services - 0.3%
Deutsche Boerse AG	9,703	791,559
Japan Exchange Group, Inc.	18,400	518,353
London Stock Exchange Group PLC	30,292	1,159,804
Mitsubishi UFJ Lease & Finance Co. Ltd.	93,400	451,287
ORIX Corp.	134,100	1,901,782
		4,822,785
Insurance - 1.2%
AEGON NV	203,291	1,572,591
AIA Group Ltd.	451,800	2,659,258
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Allianz SE	2,753	$ 460,997
AMP Ltd.	148,662	778,302
Assicurazioni Generali SpA	69,519	1,431,432
Aviva PLC	116,835	967,230
AXA SA	111,450	2,829,854
Direct Line Insurance Group PLC	170,289	860,737
Prudential PLC	74,040	1,858,127
Sampo Oyj (A Shares)	24,500	1,236,494
Sony Financial Holdings, Inc.	43,000	651,335
St. James's Place Capital PLC	93,222	1,364,369
Swiss Re Ltd.	5,620	516,697
Tokio Marine Holdings, Inc.	13,300	483,692
Zurich Insurance Group AG	9,951	3,181,481
		20,852,596
Real Estate Investment Trusts - 0.3%
Befimmo SCA Sicafi	8,664	626,326
British Land Co. PLC	94,708	1,211,391
Macquarie CountryWide Trust	174,516	621,833
Nippon Prologis REIT, Inc.	193	445,292
Nomura Real Estate Office Fund, Inc.	113	562,993
Unibail-Rodamco	3,300	951,282
VastNed Retail NV	10,844	565,429
Westfield Corp. unit	157,691	1,208,786
		6,193,332
Real Estate Management & Development - 0.5%
AEON MALL Co. Ltd.	23,750	459,216
CapitaLand Ltd.	220,300	580,311
Cheung Kong Holdings Ltd.	19,000	376,041
Deutsche Annington Immobilien SE	24,611	949,474
Hongkong Land Holdings Ltd.	121,000	913,550
Hysan Development Co. Ltd.	93,000	446,066
Lend Lease Group unit	69,739	945,472
Mitsui Fudosan Co. Ltd.	67,000	1,840,715
Sino Land Ltd.	314,000	513,360
Sun Hung Kai Properties Ltd.	63,000	987,751
		8,011,956
TOTAL FINANCIALS		95,380,884
Common Stocks - continued
	Shares	Value
HEALTH CARE - 2.5%
Health Care Equipment & Supplies - 0.1%
Ansell Ltd.	36,910	$ 725,651
Olympus Corp. (a)	35,000	1,268,339
		1,993,990
Health Care Providers & Services - 0.1%
Fresenius SE & Co. KGaA	22,950	1,314,415
Miraca Holdings, Inc.	13,700	657,371
		1,971,786
Pharmaceuticals - 2.3%
Astellas Pharma, Inc.	167,700	2,664,976
AstraZeneca PLC (United Kingdom)	36,500	2,515,354
Bayer AG	24,296	3,590,233
GlaxoSmithKline PLC	127,082	3,013,285
Hikma Pharmaceuticals PLC	30,901	1,179,782
Mitsubishi Tanabe Pharma Corp.	15,100	254,223
Novartis AG	64,321	6,578,372
Novo Nordisk A/S Series B	50,392	2,411,488
Roche Holding AG (participation certificate)	26,806	7,304,354
Sanofi SA	40,754	3,986,083
Santen Pharmaceutical Co. Ltd.	5,500	368,276
Shire PLC	30,352	2,448,529
Teva Pharmaceutical Industries Ltd.	4,700	266,824
Teva Pharmaceutical Industries Ltd. sponsored ADR	53,459	3,048,232
UCB SA	5,826	445,614
		40,075,625
TOTAL HEALTH CARE		44,041,401
INDUSTRIALS - 2.3%
Aerospace & Defense - 0.3%
BAE Systems PLC	103,000	845,968
Finmeccanica SpA (a)	174,400	2,111,656
Meggitt PLC	61,161	514,608
Rolls-Royce Group PLC	65,307	956,822
Safran SA	23,608	1,661,726
		6,090,780
Airlines - 0.1%
Air New Zealand Ltd.	116,050	250,174
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - continued
International Consolidated Airlines Group SA (a)	154,148	$ 1,379,477
Japan Airlines Co. Ltd.	8,900	273,789
		1,903,440
Building Products - 0.1%
Compagnie de St. Gobain	35,465	1,596,811
Commercial Services & Supplies - 0.1%
Babcock International Group PLC	34,027	530,579
Rentokil Initial PLC	202,400	422,779
		953,358
Construction & Engineering - 0.0%
Balfour Beatty PLC	89,000	344,606
Taisei Corp.	91,000	549,233
		893,839
Electrical Equipment - 0.4%
Legrand SA	20,900	1,155,374
Mitsubishi Electric Corp.	46,000	538,734
Nidec Corp.	13,800	932,017
OSRAM Licht AG	32,309	1,481,648
Schneider Electric SA	9,600	773,273
Vestas Wind Systems A/S	33,800	1,424,807
		6,305,853
Industrial Conglomerates - 0.1%
Hutchison Whampoa Ltd.	105,000	1,437,763
Toshiba Corp.	285,000	1,177,881
		2,615,644
Machinery - 0.6%
Alfa Laval AB	120,715	2,423,856
Andritz AG	11,800	680,707
GEA Group AG	24,700	1,221,712
Ishikawajima-Harima Heavy Industries Co. Ltd.	225,000	1,047,649
JTEKT Corp.	27,300	427,900
Kawasaki Heavy Industries Ltd.	170,000	805,768
Komatsu Ltd.	15,800	328,812
Kubota Corp.	28,000	455,139
Makita Corp.	14,200	675,427
NGK Insulators Ltd.	53,000	1,032,752
SMC Corp.	2,200	611,954
		9,711,676
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - 0.2%
Adecco SA (Reg.)	21,733	$ 1,709,734
Capita Group PLC	44,359	813,586
SEEK Ltd.	62,890	849,669
		3,372,989
Road & Rail - 0.2%
East Japan Railway Co.	28,400	2,382,395
West Japan Railway Co.	6,800	387,451
		2,769,846
Trading Companies & Distributors - 0.2%
Bunzl PLC	3,106	90,917
Mitsubishi Corp.	29,600	591,505
Noble Group Ltd.	991,786	709,536
Rexel SA	73,745	1,440,875
Travis Perkins PLC	21,500	669,166
Wolseley PLC	13,356	818,807
		4,320,806
TOTAL INDUSTRIALS		40,535,042
INFORMATION TECHNOLOGY - 0.9%
Communications Equipment - 0.1%
Nokia Corp.	155,450	1,249,224
Electronic Equipment & Components - 0.4%
Hitachi Ltd.	308,000	2,106,115
Hoya Corp.	22,600	912,029
Keyence Corp.	1,400	715,068
Murata Manufacturing Co. Ltd.	7,800	961,429
OMRON Corp.	20,400	900,414
TDK Corp.	15,900	1,119,147
		6,714,202
Internet Software & Services - 0.1%
Rocket Internet AG (a)	12,976	739,399
IT Services - 0.2%
Amadeus IT Holding SA Class A	60,221	2,483,333
Fujitsu Ltd.	229,000	1,380,030
		3,863,363
Semiconductors & Semiconductor Equipment - 0.0%
NXP Semiconductors NV (a)	4,500	382,028
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - 0.1%
NEC Corp.	264,000	$ 803,310
Ricoh Co. Ltd.	34,600	343,758
Seiko Epson Corp.	17,200	631,925
		1,778,993
TOTAL INFORMATION TECHNOLOGY		14,727,209
MATERIALS - 1.1%
Chemicals - 0.7%
Air Liquide SA	13,458	1,778,607
Arkema SA	6,360	476,280
Clariant AG (Reg.)	64,036	1,159,345
Daicel Chemical Industries Ltd.	57,800	749,890
Incitec Pivot Ltd.	76,989	244,848
Johnson Matthey PLC	20,317	1,069,281
JSR Corp.	41,600	761,232
K&S AG	47,898	1,545,027
Kuraray Co. Ltd.	35,900	493,672
Shin-Etsu Chemical Co., Ltd.	4,800	329,149
Sumitomo Chemical Co. Ltd.	185,000	864,493
Syngenta AG (Switzerland)	5,498	1,942,876
Yara International ASA	23,621	1,300,287
		12,714,987
Construction Materials - 0.1%
HeidelbergCement Finance AG	6,050	481,568
James Hardie Industries PLC CDI	135,922	1,608,011
		2,089,579
Metals & Mining - 0.2%
BHP Billiton Ltd.	26,145	686,644
Hitachi Metals Ltd.	52,000	837,651
JFE Holdings, Inc.	11,100	277,210
Randgold Resources Ltd.	12,391	983,082
Rio Tinto PLC	12,400	610,261
		3,394,848
Paper & Forest Products - 0.1%
Mondi PLC	45,025	924,508
TOTAL MATERIALS		19,123,922
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.9%
Bezeq The Israel Telecommunication Corp. Ltd.	225,800	$ 362,101
BT Group PLC	253,463	1,777,108
Deutsche Telekom AG	152,580	2,848,993
HKT Trust/HKT Ltd. unit	565,220	749,176
Iliad SA	3,256	845,504
Koninklijke KPN NV	355,497	1,211,701
Orange SA	99,500	1,814,722
PCCW Ltd.	610,000	389,322
Telecom Italia SpA (a)	1,033,383	1,234,992
Telefonica SA	54,660	849,153
TeliaSonera AB	77,200	490,313
Telstra Corp. Ltd.	475,785	2,368,228
		14,941,313
Wireless Telecommunication Services - 0.5%
Drillisch AG	17,199	719,147
KDDI Corp.	42,100	2,917,526
SK Telecom Co. Ltd.	1,080	282,521
SoftBank Corp.	39,300	2,427,192
Vodafone Group PLC	814,722	2,820,006
		9,166,392
TOTAL TELECOMMUNICATION SERVICES		24,107,705
UTILITIES - 0.6%
Electric Utilities - 0.2%
Enel SpA	103,147	475,327
Fortum Corp.	28,969	660,026
Iberdrola SA	200,997	1,373,621
Kyushu Electric Power Co., Inc. (a)	31,300	270,285
Power Assets Holdings Ltd.	50,500	519,598
Red Electrica Corporacion SA	8,767	746,988
Tohoku Electric Power Co., Inc.	32,900	385,312
		4,431,157
Multi-Utilities - 0.4%
E.ON AG	17,736	286,697
GDF Suez	132,000	2,935,828
National Grid PLC	120,617	1,649,878
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
RWE AG	44,000	$ 1,230,216
Suez Environnement SA	29,623	528,571
		6,631,190
TOTAL UTILITIES		11,062,347
TOTAL COMMON STOCKS (Cost $316,953,159)		351,927,171
Nonconvertible Preferred Stocks - 0.3%

CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
Porsche Automobil Holding SE (Germany)	5,200	481,527
Volkswagen AG	15,546	3,922,967
		4,404,494
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Telecom Italia SpA (Risparmio Shares)	537,900	527,817
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $4,187,754)		4,932,311
Equity Funds - 69.9%

Foreign Large Growth Funds - 60.4%
Fidelity Advisor Overseas Fund Institutional Class (c)	6,518,381	145,164,347
Fidelity Canada Fund (c)	34,327	1,750,341
Fidelity Diversified International Fund (c)	8,410,157	309,830,193
Fidelity International Capital Appreciation Fund (c)	13,719,794	237,626,836
Fidelity International Discovery Fund (c)	9,015,883	365,954,674
TOTAL FOREIGN LARGE GROWTH FUNDS		1,060,326,391
Foreign Large Value Funds - 4.3%
Fidelity International Value Fund (c)	8,871,568	76,118,056
Foreign Small Mid Growth Funds - 2.3%
Fidelity International Small Cap Opportunities Fund (c)	2,737,365	39,664,425
Equity Funds - continued
	Shares	Value
Sector Funds - 1.1%
Fidelity International Real Estate Fund (c)	1,757,925	$ 19,091,060
Other - 1.8%
Fidelity Advisor Global Capital Appreciation Fund Institutional Class (a)(c)	996,302	16,777,732
Fidelity Japan Smaller Companies Fund (c)	1,070,552	14,002,817
TOTAL OTHER		30,780,549
TOTAL EQUITY FUNDS (Cost $1,119,908,710)		1,225,980,481
U.S. Treasury Obligations - 0.3%
	Principle Amount
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.03% 3/5/15 to 5/14/15 (d) (Cost $5,969,932)	$ 5,970,000	5,969,953
Money Market Funds - 9.4%
	Shares
SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $165,901,937)	165,901,937	165,901,937
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $1,612,921,492)		1,754,711,853
NET OTHER ASSETS (LIABILITIES) - 0.0%		(2,637)
NET ASSETS - 100%		$ 1,754,709,216
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
422 CME Nikkei 225 Index Contracts (United States)	March 2015	$ 39,836,800	$ 1,735,155
1,111 NYSE E-mini MSCI EAFE Index Contracts (United States)	March 2015	104,172,915	5,522,038
262 NYSE E-mini MSCI Emerging Markets Index Contracts (United States)	March 2015	12,993,890	609,643
TOTAL EQUITY INDEX CONTRACTS		$ 157,003,605	$ 7,866,836

The face value of futures purchased as a percentage of net assets is 8.9%
For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $119,773,280.
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated Fund
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $5,969,953.
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Global Capital Appreciation Fund Institutional Class	$ 15,365,321	$ -	$ 2,449	$ -	$ 16,777,732
Fidelity Advisor Overseas Fund Institutional Class	130,607,894	18,727,227	22,072	623,063	145,164,347
Fidelity Canada Fund	1,751,815	236,064	-	20,484	1,750,341
Fidelity Diversified International Fund	204,325,988	104,377,615	22,677	2,581,282	309,830,193
Fidelity International Capital Appreciation Fund	122,817,258	108,739,462	15,118	898,119	237,626,836
Fidelity International Discovery Fund	217,523,239	149,360,613	4,819,407	1,926,681	365,954,674
Fidelity International Real Estate Fund	17,238,540	801,720	16,327	268,097	19,091,060
Fidelity International Small Cap Opportunities Fund	21,368,396	18,405,593	7,559	244,402	39,664,425
Fidelity International Value Fund	60,512,592	19,897,241	-	2,709,426	76,118,056
Fidelity Japan Fund	21,048,268	-	20,479,914	-	-
Fidelity Japan Smaller Companies Fund	18,388,613	233,576	5,015,118	33,668	14,002,817
Total	$ 830,947,924	$ 420,779,111	$ 30,400,641	$ 9,305,222	$ 1,225,980,481
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 51,632,217	$ 39,886,745	$ 11,745,472	$ -
Consumer Staples	35,415,185	14,072,631	21,342,554	-
Energy	20,305,753	1,267,473	19,038,280	-
Financials	95,380,884	71,126,118	24,254,766	-
Health Care	44,041,401	15,517,112	28,524,289	-
Industrials	40,535,042	39,603,025	932,017	-
Information Technology	14,727,209	13,477,985	1,249,224	-
Materials	19,123,922	14,901,059	4,222,863	-
Telecommunication Services	24,635,522	8,841,317	15,794,205	-
Utilities	11,062,347	9,412,469	1,649,878	-
Equity Funds	1,225,980,481	1,225,980,481	-	-
U.S. Treasury Obligations	5,969,953	-	5,969,953	-
Money Market Funds	165,901,937	165,901,937	-	-
Total Investments in Securities:	$ 1,754,711,853	$ 1,619,988,352	$ 134,723,501	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 7,866,836	$ 7,866,836	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 7,909,774
Level 2 to Level 1	$ 30,403,557
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 7,866,836	$ -
Total Value of Derivatives	$ 7,866,836	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $493,012,788)	$ 528,731,372
Affiliated issuers (cost $1,119,908,704)	1,225,980,481
Total Investments (cost $1,612,921,492)		$ 1,754,711,853
Foreign currency held at value (cost $31,615)		31,615
Receivable for investments sold		2,176,148
Receivable for fund shares sold		4,705,928
Dividends receivable		1,057,899
Prepaid expenses		708
Other receivables		5,845
Total assets		1,762,689,996

Liabilities
Payable for investments purchased	$ 6,514,119
Payable for fund shares redeemed	969,696
Accrued management fee	128,493
Payable for daily variation margin for derivative instruments	105,665
Other affiliated payables	100,245
Other payables and accrued expenses	162,562
Total liabilities		7,980,780

Net Assets		$ 1,754,709,216
Net Assets consist of:
Paid in capital		$ 1,618,353,431
Undistributed net investment income		1,878,116
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(15,139,998)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		149,617,667
Net Assets, for 186,492,336 shares outstanding		$ 1,754,709,216
Net Asset Value, offering price and redemption price per share ($1,754,709,216 ÷ 186,492,336 shares)		$ 9.41

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 11,909,282
Affiliated issuers		9,305,222
Interest		699
Income before foreign taxes withheld		21,215,203
Less foreign taxes withheld		(950,159)
Total income		20,265,044

Expenses
Management fee	$ 5,308,313
Transfer agent fees	546,689
Accounting fees and expenses	655,560
Custodian fees and expenses	89,672
Independent trustees' compensation	15,858
Registration fees	138,814
Audit	58,038
Legal	9,544
Miscellaneous	9,218
Total expenses before reductions	6,831,706
Expense reductions	(3,852,252)	2,979,454
Net investment income (loss)		17,285,590
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,190,291
Affiliated issuers	(1,111,435)
Foreign currency transactions	(286,585)
Futures contracts	3,227,807
Realized gain distributions from underlying funds:
Affiliated issuers	14,905,079
Total net realized gain (loss)		18,925,157
Change in net unrealized appreciation (depreciation) on: Investment securities	(8,599,707)
Assets and liabilities in foreign currencies	(75,490)
Futures contracts	4,435,492
Total change in net unrealized appreciation (depreciation)		(4,239,705)
Net gain (loss)		14,685,452
Net increase (decrease) in net assets resulting from operations		$ 31,971,042

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,285,590	$ 16,676,443
Net realized gain (loss)	18,925,157	28,638,334
Change in net unrealized appreciation (depreciation)	(4,239,705)	152,731,306
Net increase (decrease) in net assets resulting from operations	31,971,042	198,046,083
Distributions to shareholders from net investment income	(17,204,564)	(13,320,991)
Distributions to shareholders from net realized gain	(1,369,694)	(4,979,810)
Total distributions	(18,574,258)	(18,300,801)
Share transactions Proceeds from sales of shares	656,077,551	448,101,135
Reinvestment of distributions	18,536,042	18,258,773
Cost of shares redeemed	(253,075,291)	(147,542,399)
Net increase (decrease) in net assets resulting from share transactions	421,538,302	318,817,509
Total increase (decrease) in net assets	434,935,086	498,562,791

Net Assets
Beginning of period	1,319,774,130	821,211,339
End of period (including undistributed net investment income of $1,878,116 and undistributed net investment income of $2,813,014, respectively)	$ 1,754,709,216	$ 1,319,774,130
Other Information Shares
Sold	71,716,305	51,065,572
Issued in reinvestment of distributions	2,070,904	1,963,309
Redeemed	(27,641,359)	(16,909,515)
Net increase (decrease)	46,145,850	36,119,366

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 9.40	$ 7.88	$ 7.26	$ 8.12	$ 6.79
Income from Investment Operations
Net investment income (loss) B	.11	.14C	.14	.12	.10
Net realized and unrealized gain (loss)	.01	1.53	.64	(.86)	1.37
Total from investment operations	.12	1.67	.78	(.74)	1.47
Distributions from net investment income	(.10)	(.11)	(.14)	(.12)	(.11)
Distributions from net realized gain	(.01)	(.04)	(.02)	- G	(.04)
Total distributions	(.11)	(.15)	(.16)	(.12)	(.14) H
Net asset value, end of period	$ 9.41	$ 9.40	$ 7.88	$ 7.26	$ 8.12
Total ReturnA	1.36%	21.17%	10.89%	(8.91)%	21.75%
Ratios to Average Net Assets D
Expenses before reductions	.47%	.52%	.55%	.51%	.33%
Expenses net of fee waivers, if any	.22%	.27%	.30%	.26%	.08%
Expenses net of all reductions	.21%	.26%	.27%	.25%	.08%
Net investment income (loss)	1.19%	1.61% C	1.87%	1.66%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,754,709	$ 1,319,774	$ 821,211	$ 857,774	$ 920,440
Portfolio turnover rateE	22%	27%	29%	38%	48%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.31%.

D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

E Amount does not include the portfolio activity of any Underlying Funds.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $.14 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Strategic Advisers International II Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 164,360,868
Gross unrealized depreciation	(37,038,905)
Net unrealized appreciation (depreciation) on securities	$ 127,321,963

Tax Cost	$ 1,627,389,890

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,881,061
Undistributed long-term capital gain	$ 7,195,236
Net unrealized appreciation (depreciation) on securities and other investments	$ 127,285,334

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 18,231,834	$ 18,300,800
Long-term Capital Gains	342,424	-
Total	$ 18,574,258	$ 18,300,800

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

Annual Report

3. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $3,227,807 and a change in net unrealized appreciation (depreciation) of $4,435,492 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $667,105,146 and $297,700,546, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .37% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Adviser. Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .04% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $694 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2017. During the period, this waiver reduced the Fund's management fee by $ 3,639,241.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $213,011 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future

Annual Report

8. Other - continued

claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity Advisor Global Capital Appreciation Fund	13%
Fidelity Advisor Overseas Fund	20%
Fidelity International Capital Appreciation Fund	17%
Fidelity International Value Fund	35%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers International II Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International II Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers International II Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the NationalAssociation of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office SquareTrust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International II Fund voted to pay on April 13, 2015, to shareholders of record at the opening of business on April 10, 2015, a distribution of $0.043 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.012 per share from net investment income.

The fund designates 4% of the dividends distributed in December, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2015 $9,789,361, or, if subsequently determined to be different, the net capital gain of such year.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers International II Fund	4/14/2014	$0.0213	$0.0003
	12/30/2014	$0.1017	$0.0127

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International II Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreement with Pyramis Global Advisors, LLC (Pyramis) (the Sub-Advisory Agreement and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreement, the Board also concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and the sub-adviser, Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-adviser, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2013, the cumulative total returns of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Strategic Advisers International II Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one- and three-year periods and in the second quartile for the five-year period ended December 31, 2013. The Board also noted that the fund had out-performed 87%, 79%, and 70% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2013. The Board also noted that the investment performance of the fund was higher than its benchmark for each period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2017 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.00%.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Strategic Advisers International II Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2014.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2014.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contract provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had proposed to waive 0.25% of its management fee through September 30, 2017.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to the Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Adviser

Pyramis Global Advisors, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
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SIL-UANN-0415
1.926363.104

Strategic Advisers® International Multi-Manager Fund

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Life of fundA
Strategic Advisers® International Multi-Manager Fund	1.25%	11.30%

A From May 2, 2012.

$10,000 Over Life of Fund

Let's say hyphothetically that $10,000 was invested in Strategic Advisers® International Multi-Manager Fund, a class of the fund, on May 2, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks posted a slight gain for the 12-month period ending February 28, 2015, amid recessionary pressure in parts of Asia and anemic economic growth in the eurozone. The MSCI ACWI (All Country World Index) ex USA Index rose 1.00%, advancing early on but declining in the second half as the U.S. dollar extended its rise and oil prices tumbled. Europe (-3%) was hampered by late-period deflationary concerns and currency weakness; investors were surprised when Switzerland (+1%) unpegged its franc from the euro, with Spain (-6%) and Italy (-10%) chiefly affected. Greece (-56%) headlined again, reprising fears of default or even a eurozone exit. Germany (-4%), Europe's largest economy, cut growth forecasts in December on declining exports. The U.K. (-3%) endured decelerating growth and a cooling housing market. Across the Pacific, Japan (+9%) fought encroaching recession by expanding its already-aggressive economic stimulus plan; Europe followed suit in January. Emerging markets (+4%) saw late-period outflows ahead of potential U.S. Federal Reserve tightening. Countries dependent on resources exports were among the worst performers, including Russia (-25%) and Brazil (-10%). Net importers such as China (+19%) fared better given lower input costs to production, with India (+37%) buoyed further by optimism for regulatory reform.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® International Multi-Manager Fund: For the year, Strategic Advisers® International Multi-Manager Fund (a class of the Fund) rose 1.25%, outpacing the 0.10% gain of the MSCI EAFE Index. Relative to the benchmark, sub-adviser Massachusetts Financial Services' (MFS) International Value strategy was the biggest relative contributor by far. MFS's quality-focused all-cap approach delivered solid security selection in Europe, as well as beneficial overall positioning in strong-performing Japan and the United States, the latter of which was outside the benchmark. Quality growth-oriented William Blair & Company also aided relative performance, led by productive stock picks in health care, financials and information technology, particularly in the United Kingdom, and among U.S.-domiciled multinational companies. MFS's International Research Equity strategy was a further contributor, fueled by favorable selections in energy, technology and health care, along with out-of-benchmark exposure to emerging markets. On the downside, Causeway Capital Management was the principal detractor, due to adverse stock choices in financials and industrials, coupled with an overweighting in energy, primarily in France, Spain and Singapore. We hired Thompson, Siegel & Walmsley as a sub-adviser in September, but as of period end had yet to invest any assets in its strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
International Multi-Manager	1.12%
Actual		$ 1,000.00	$ 1,006.30	$ 5.57
HypotheticalA		$ 1,000.00	$ 1,019.24	$ 5.61
Class F	1.03%
Actual		$ 1,000.00	$ 1,006.30	$ 5.12
HypotheticalA		$ 1,000.00	$ 1,019.69	$ 5.16
Class L	1.12%
Actual		$ 1,000.00	$ 1,006.20	$ 5.57
HypotheticalA		$ 1,000.00	$ 1,019.24	$ 5.61
Class N	1.37%
Actual		$ 1,000.00	$ 1,004.00	$ 6.81
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 6.85

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG	2.0	2.2
KDDI Corp.	1.8	1.7
Nestle SA	1.7	1.8
Roche Holding AG (participation certificate)	1.7	1.6
WisdomTree Europe Hedged Equity ETF	1.6	0.0
Bayer AG	1.5	1.6
Danone SA	1.2	1.1
Reckitt Benckiser Group PLC	1.1	1.1
Zurich Insurance Group AG	1.0	1.0
GlaxoSmithKline PLC	1.0	1.0
	14.6
Top Five Market Sectors as of February 28, 2015
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.3	21.8
Consumer Discretionary	11.7	10.4
Consumer Staples	11.2	11.7
Industrials	10.8	11.7
Health Care	10.6	10.4
Geographic Diversification (% of fund's net assets)
As of February 28, 2015
Japan 18.9%
United Kingdom 17.7%
Switzerland 9.7%
United States of America* 9.7%
France 9.4%
Germany 7.4%
Netherlands 3.8%
Australia 2.6%
Hong Kong 2.6%
Other 18.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
As of August 31, 2014
United Kingdom 18.2%
Japan 17.9%
Switzerland 10.3%
France 9.9%
United States of America* 8.0%
Germany 7.4%
Netherlands 3.9%
Australia 3.0%
Hong Kong 2.3%
Other 19.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
Asset Allocation (% of fund's net assets)
As of February 28, 2015	As of August 31, 2014
Stocks 92.2%	Stocks 93.0%
Europe Stock Funds 1.6%	Europe Stock Funds 0.0%
Other 0.0%	Other 0.1%
Short-Term Investments and Net Other Assets (Liabilities) 6.2%	Short-Term Investments and Net Other Assets (Liabilities) 6.9%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 91.1%
	Shares	Value
CONSUMER DISCRETIONARY - 11.4%
Auto Components - 1.0%
Autoliv, Inc.	1,195	$ 134,438
Bridgestone Corp.	1,200	45,984
Compagnie Plastic Omnium	492	14,978
Continental AG	718	171,382
DENSO Corp.	4,900	230,121
Valeo SA	397	59,753
		656,656
Automobiles - 2.3%
Bayerische Motoren Werke AG (BMW)	590	74,607
Brilliance China Automotive Holdings Ltd.	8,000	15,699
Daimler AG (Germany)	1,559	150,925
Fuji Heavy Industries Ltd.	4,800	162,949
Honda Motor Co. Ltd.	5,700	188,529
Hyundai Motor Co.	1,300	189,491
Isuzu Motors Ltd.	3,100	45,013
Mazda Motor Corp.	1,300	27,777
Renault SA	643	61,773
Suzuki Motor Corp.	1,400	44,238
Tata Motors Ltd. sponsored ADR	801	39,425
Toyota Motor Corp.	7,500	506,957
Volkswagen AG	57	14,119
		1,521,502
Diversified Consumer Services - 0.0%
Kroton Educacional SA	1,500	5,490
Hotels, Restaurants & Leisure - 2.0%
Accor SA	659	34,531
Carnival PLC	4,548	204,734
Compass Group PLC	31,599	561,993
Flight Centre Travel Group Ltd.	947	30,532
InterContinental Hotel Group PLC	1,874	76,453
Sands China Ltd.	12,000	54,772
Whitbread PLC	3,458	280,545
Yum! Brands, Inc.	1,360	110,310
		1,353,870
Household Durables - 0.7%
Barratt Developments PLC	4,000	31,834
Casio Computer Co. Ltd.	500	8,752
Coway Co. Ltd.	120	9,394
Nikon Corp.	14,700	189,856
Sony Corp.	2,600	73,461
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Taylor Wimpey PLC	25,020	$ 55,816
Techtronic Industries Co. Ltd.	19,000	65,777
		434,890
Internet & Catalog Retail - 0.1%
Rakuten, Inc.	2,700	44,961
Vipshop Holdings Ltd. ADR (a)	1,392	34,034
		78,995
Leisure Products - 0.1%
Sankyo Co. Ltd. (Gunma)	1,100	41,471
Yamaha Corp.	2,700	45,728
		87,199
Media - 2.4%
Altice SA	800	79,766
Dentsu, Inc.	700	30,487
Fuji Media Holdings, Inc.	7,100	100,424
ITV PLC	61,570	214,159
Naspers Ltd. Class N	222	32,582
Nippon Television Network Corp.	3,600	59,556
ProSiebenSat.1 Media AG	3,729	183,171
Publicis Groupe SA	1	82
realestate.com.au Ltd.	397	15,204
Reed Elsevier NV	21,436	531,503
Reed Elsevier PLC	2,905	50,020
Telenet Group Holding NV (a)	491	28,159
UBM PLC	3,332	27,907
WPP PLC	8,793	207,747
		1,560,767
Multiline Retail - 0.3%
Dollarama, Inc.	577	28,857
Don Quijote Holdings Co. Ltd.	400	31,064
Lifestyle International Holdings Ltd.	8,000	14,750
Marui Group Co. Ltd.	800	9,369
Next PLC	668	77,295
Ryohin Keikaku Co. Ltd.	300	39,097
		200,432
Specialty Retail - 1.1%
Esprit Holdings Ltd.	90,550	93,635
Fielmann AG	216	14,960
H&M Hennes & Mauritz AB (B Shares)	5,039	219,886
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Inditex SA	1,715	$ 53,900
Kingfisher PLC	28,289	159,511
Nitori Holdings Co. Ltd.	1,100	72,828
USS Co. Ltd.	7,300	129,005
		743,725
Textiles, Apparel & Luxury Goods - 1.4%
adidas AG	325	25,251
Burberry Group PLC	1,200	34,681
Compagnie Financiere Richemont SA Series A	811	71,459
Global Brands Group Holding Ltd. (a)	148,000	25,380
Hermes International SCA	80	25,814
Japan Tobacco, Inc.	15,000	472,978
Kering SA	200	40,733
Li & Fung Ltd.	24,000	24,539
LVMH Moet Hennessy - Louis Vuitton SA	962	176,443
		897,278
TOTAL CONSUMER DISCRETIONARY		7,540,804
CONSUMER STAPLES - 10.6%
Beverages - 1.8%
Anheuser-Busch InBev SA NV	1,459	185,089
Asahi Group Holdings	1,700	52,531
Diageo PLC	5,050	150,739
Embotelladoras Arca S.A.B. de CV (a)	2,746	17,435
Heineken NV (Bearer)	3,171	247,828
ITO EN Ltd.	1,400	29,094
Pernod Ricard SA	3,495	414,379
SABMiller PLC	1,500	85,105
		1,182,200
Food & Staples Retailing - 0.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,201	46,345
Seven & i Holdings Co., Ltd.	2,000	76,464
Sundrug Co. Ltd.	1,500	73,730
Tesco PLC	18,070	68,404
Tsuruha Holdings, Inc.	400	27,018
Woolworths Ltd.	1,607	38,563
		330,524
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - 3.9%
Danone SA	11,394	$ 793,288
M. Dias Branco SA	1,507	44,062
Nestle SA	14,862	1,161,522
Saputo, Inc.	1,294	37,595
Toyo Suisan Kaisha Ltd.	2,000	71,390
Unilever NV (Certificaten Van Aandelen) (Bearer)	6,157	267,575
Unilever PLC	4,028	177,662
Viscofan Envolturas Celulosicas SA	209	12,889
		2,565,983
Household Products - 1.6%
Colgate-Palmolive Co.	4,188	296,594
Reckitt Benckiser Group PLC	8,255	745,112
Svenska Cellulosa AB (SCA) (B Shares)	2,000	49,754
		1,091,460
Personal Products - 1.5%
Beiersdorf AG	596	51,776
Kao Corp.	12,000	536,677
Kobayashi Pharmaceutical Co. Ltd.	1,600	109,676
Kose Corp.	1,800	91,787
L'Oreal SA	1,245	226,050
		1,015,966
Tobacco - 1.3%
British American Tobacco PLC (United Kingdom)	9,708	565,996
Imperial Tobacco Group PLC	2,387	117,667
KT&G Corp.	2,367	171,972
		855,635
TOTAL CONSUMER STAPLES		7,041,768
ENERGY - 4.8%
Energy Equipment & Services - 0.5%
Technip SA	3,673	239,300
Tecnicas Reunidas SA	1,923	79,708
		319,008
Oil, Gas & Consumable Fuels - 4.3%
BG Group PLC	28,223	415,518
BP PLC	12,302	84,721
Cairn Energy PLC (a)	23,137	72,690
Canadian Natural Resources Ltd.	2,658	77,310
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Cenovus Energy, Inc.	1,371	$ 23,656
CNOOC Ltd.	113,000	161,670
Dragon Oil PLC	2,543	21,181
Enbridge, Inc.	2,002	93,094
Galp Energia SGPS SA Class B	3,910	45,964
Imperial Oil Ltd.	2,500	96,472
INPEX Corp.	11,000	130,437
Oil Search Ltd. ADR	10,484	66,848
Peyto Exploration & Development Corp.	665	18,597
Reliance Industries Ltd. sponsored GDR (c)	1,841	51,364
Repsol YPF SA	3,910	75,587
Royal Dutch Shell PLC:
Class A (Netherlands)	1,459	47,637
Class A (United Kingdom)	20,440	665,904
Statoil ASA	2,100	39,449
Suncor Energy, Inc.	3,400	102,073
Total SA	10,063	540,631
Tullow Oil PLC	2,407	14,392
Woodside Petroleum Ltd.	1,340	36,836
		2,882,031
TOTAL ENERGY		3,201,039
FINANCIALS - 21.2%
Banks - 10.4%
Australia & New Zealand Banking Group Ltd.	8,871	244,970
Banco Bilbao Vizcaya Argentaria SA	4,276	42,777
Banco Popolare Societa Cooperativa (a)	1,435	22,128
Bank of Ireland (a)	227,129	86,231
Bankinter SA	5,606	43,845
Barclays PLC	71,618	283,595
BNP Paribas SA	7,340	427,858
BOC Hong Kong (Holdings) Ltd.	28,000	98,739
Chiba Bank Ltd.	7,000	52,723
China Merchants Bank Co. Ltd. (H Shares)	17,000	38,797
Commonwealth Bank of Australia	1,182	84,899
Credicorp Ltd. (United States)	242	35,143
Criteria CaixaCorp SA	11,728	54,466
Danske Bank A/S	2,283	60,461
DBS Group Holdings Ltd.	13,300	190,983
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
DNB ASA	11,964	$ 194,769
Erste Group Bank AG	2,322	60,855
First Gulf Bank PJSC	2,928	14,230
Hang Seng Bank Ltd.	1,800	32,817
HDFC Bank Ltd. sponsored ADR	2,600	161,226
HSBC Holdings PLC:
(Hong Kong)	22,400	200,683
(United Kingdom)	42,076	375,073
ING Groep NV (Certificaten Van Aandelen) (a)	33,574	498,010
Intesa Sanpaolo SpA	112,099	374,054
Joyo Bank Ltd.	9,000	48,301
Jyske Bank A/S (Reg.) (a)	641	27,751
Kasikornbank PCL:
NVDR	6,500	43,628
(For. Reg.)	3,400	22,716
KBC Groupe SA	5,273	319,939
Lloyds Banking Group PLC	304,972	371,496
Mitsubishi UFJ Financial Group, Inc.	54,800	356,910
Nordea Bank AB	9,200	124,145
North Pacific Bank Ltd.	9,600	37,557
Oversea-Chinese Banking Corp. Ltd.	4,200	32,297
PT Bank Rakyat Indonesia Tbk	34,100	33,968
Royal Bank of Scotland Group PLC (a)	23,337	131,899
Sberbank of Russia sponsored ADR	4,808	24,742
Seven Bank Ltd.	7,800	37,818
Societe Generale Series A	1,673	77,349
Standard Chartered PLC (United Kingdom)	8,351	127,767
Sumitomo Mitsui Financial Group, Inc.	14,000	557,810
Sumitomo Mitsui Trust Holdings, Inc.	10,000	41,547
Svenska Handelsbanken AB (A Shares)	900	45,340
Swedbank AB (A Shares)	5,400	140,554
Sydbank A/S	1,311	40,893
The Hachijuni Bank Ltd.	6,000	44,890
The Suruga Bank Ltd.	6,000	126,094
The Toronto-Dominion Bank	689	30,203
UniCredit SpA	7,392	49,177
Unione di Banche Italiane ScpA	4,040	31,692
United Overseas Bank Ltd.	2,900	49,091
Westpac Banking Corp.	7,655	227,700
		6,882,606
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - 1.9%
Banca Generali SpA	907	$ 25,679
Cetip SA - Mercados Organizado	1,000	12,118
CI Financial Corp.	1,323	37,168
Credit Suisse Group AG	4,265	104,031
Daiwa Securities Group, Inc.	9,000	72,594
Julius Baer Group Ltd.	4,071	187,932
Macquarie Group Ltd.	2,082	118,534
Partners Group Holding AG	217	66,635
Schroders PLC	700	33,231
UBS Group AG	35,050	615,815
		1,273,737
Consumer Finance - 0.2%
ACOM Co. Ltd. (a)	7,400	23,754
AEON Financial Service Co. Ltd.	3,000	68,840
Provident Financial PLC	412	17,460
		110,054
Diversified Financial Services - 0.7%
Deutsche Boerse AG	431	35,160
FirstRand Ltd.	5,300	24,305
Fubon Financial Holding Co. Ltd.	25,000	44,526
Hong Kong Exchanges and Clearing Ltd.	1,000	23,080
IG Group Holdings PLC	8,974	101,276
Japan Exchange Group, Inc.	1,200	33,806
London Stock Exchange Group PLC	1,272	48,702
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,700	17,878
ORIX Corp.	10,700	151,745
		480,478
Insurance - 5.5%
AEGON NV	7,466	57,754
AIA Group Ltd.	82,200	483,822
Amlin PLC	5,807	47,470
AMP Ltd.	6,607	34,590
Assicurazioni Generali SpA	2,700	55,594
Aviva PLC	36,320	300,679
AXA SA	14,584	370,306
BB Seguridade Participacoes SA	3,100	35,382
Catlin Group Ltd.	474	5,009
Direct Line Insurance Group PLC	7,572	38,273
Euler Hermes SA	413	45,621
Fairfax Financial Holdings Ltd. (sub. vtg.)	449	235,616
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Gjensidige Forsikring ASA	811	$ 14,134
Hiscox Ltd.	14,714	179,685
Jardine Lloyd Thompson Group PLC	4,729	69,979
MAPFRE SA (Reg.)	8,468	29,746
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	9,500	105,647
Prudential PLC	15,586	391,150
Sampo Oyj (A Shares)	4,290	216,513
Sanlam Ltd.	2,176	14,101
Sony Financial Holdings, Inc.	11,100	168,135
St. James's Place Capital PLC	4,146	60,680
Tokio Marine Holdings, Inc.	500	18,184
Zurich Insurance Group AG	2,124	679,074
		3,657,144
Real Estate Investment Trusts - 0.5%
British Land Co. PLC	3,762	48,119
Derwent London PLC	304	15,723
Fibra Uno Administracion SA de CV	6,800	19,101
Intu Properties PLC	9,845	53,729
Nippon Prologis REIT, Inc.	5	11,536
Nomura Real Estate Office Fund, Inc.	5	24,911
Unibail-Rodamco	450	129,720
Westfield Corp. unit	7,601	58,266
		361,105
Real Estate Management & Development - 2.0%
AEON MALL Co. Ltd.	990	19,142
Brookfield Asset Management, Inc.	1,077	58,460
CapitaLand Ltd.	7,000	18,439
Cheung Kong Holdings Ltd.	3,000	59,375
China Overseas Land and Investment Ltd.	12,000	36,592
Daito Trust Construction Co. Ltd.	200	21,626
Deutsche Annington Immobilien SE	5,456	210,488
Deutsche Wohnen AG (Bearer)	10,070	277,608
Emaar Properties PJSC	8,383	17,232
GAGFAH SA	4,563	107,549
Hongkong Land Holdings Ltd.	5,000	37,750
Hysan Development Co. Ltd.	4,000	19,186
LEG Immobilien AG	1,220	100,332
Lend Lease Group unit	2,716	36,822
Mitsui Fudosan Co. Ltd.	2,000	54,947
Sino Land Ltd.	14,000	22,889
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Sumitomo Realty & Development Co. Ltd.	2,000	$ 68,731
Sun Hung Kai Properties Ltd.	3,000	47,036
TAG Immobilien AG	6,310	84,876
		1,299,080
TOTAL FINANCIALS		14,064,204
HEALTH CARE - 10.6%
Biotechnology - 0.1%
Actelion Ltd.	500	59,842
Health Care Equipment & Supplies - 0.7%
Ansell Ltd.	1,355	26,639
Coloplast A/S Series B	420	33,539
Essilor International SA	522	61,014
Nihon Kohden Corp.	1,500	77,116
Olympus Corp. (a)	1,500	54,357
Sonova Holding AG Class B	107	14,826
Sysmex Corp.	1,000	53,668
Terumo Corp.	5,800	160,000
		481,159
Health Care Providers & Services - 0.1%
Fresenius SE & Co. KGaA	900	51,546
Miraca Holdings, Inc.	600	28,790
		80,336
Health Care Technology - 0.1%
M3, Inc.	1,000	22,219
Life Sciences Tools & Services - 0.1%
Eurofins Scientific SA	76	20,620
ICON PLC (a)	253	17,460
Lonza Group AG	138	17,008
Morphosys AG (a)	165	13,752
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	413	16,499
		85,339
Pharmaceuticals - 9.5%
Astellas Pharma, Inc.	14,900	236,781
AstraZeneca PLC (United Kingdom)	2,506	172,698
Bayer AG	6,557	968,932
BTG PLC (a)	2,067	24,205
GlaxoSmithKline PLC	28,613	678,453
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Hikma Pharmaceuticals PLC	1,802	$ 68,799
Novartis AG	13,176	1,347,564
Novo Nordisk A/S Series B	4,251	203,430
Roche Holding AG (participation certificate)	4,203	1,145,273
Sanofi SA	4,471	437,301
Santen Pharmaceutical Co. Ltd.	5,100	341,492
Shire PLC	2,841	229,187
Teva Pharmaceutical Industries Ltd.	300	17,031
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,421	252,085
UCB SA	445	34,037
Valeant Pharmaceuticals International (Canada) (a)	583	114,851
		6,272,119
TOTAL HEALTH CARE		7,001,014
INDUSTRIALS - 10.8%
Aerospace & Defense - 0.7%
BAE Systems PLC	4,900	40,245
Cobham PLC	40,829	215,135
Finmeccanica SpA (a)	6,800	82,335
Meggitt PLC	2,671	22,474
Rolls-Royce Group PLC	3,300	48,349
Safran SA	1,000	70,388
		478,926
Air Freight & Logistics - 0.9%
PostNL NV (a)	23,126	103,258
Yamato Holdings Co. Ltd.	21,000	491,536
		594,794
Airlines - 0.6%
easyJet PLC	2,873	76,823
International Consolidated Airlines Group SA (a)	6,100	54,589
International Consolidated Airlines Group SA CDI (a)	26,616	238,328
Ryanair Holdings PLC sponsored ADR	900	57,015
		426,755
Building Products - 0.5%
ASSA ABLOY AB (B Shares)	830	49,828
Compagnie de St. Gobain	1,576	70,959
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Building Products - continued
Daikin Industries Ltd.	1,200	$ 78,214
Geberit AG (Reg.)	440	156,736
		355,737
Commercial Services & Supplies - 0.7%
Babcock International Group PLC	3,066	47,808
Brambles Ltd.	40,409	350,489
Intrum Justitia AB	458	13,003
Secom Co. Ltd.	800	49,802
		461,102
Construction & Engineering - 0.4%
Balfour Beatty PLC	18,779	72,712
JGC Corp.	9,000	184,627
Taisei Corp.	4,000	24,142
		281,481
Electrical Equipment - 1.8%
Fuji Electric Co. Ltd.	3,000	14,445
Legrand SA	8,618	476,412
Mitsubishi Electric Corp.	2,000	23,423
Nidec Corp.	1,200	81,045
OSRAM Licht AG	1,290	59,158
Schneider Electric SA	5,691	458,406
Vestas Wind Systems A/S	1,400	59,016
		1,171,905
Industrial Conglomerates - 0.7%
Bidvest Group Ltd.	895	24,678
Hutchison Whampoa Ltd.	14,000	191,702
Siemens AG	1,689	188,802
Toshiba Corp.	13,000	53,728
		458,910
Machinery - 2.0%
Alfa Laval AB	3,992	80,156
Andritz AG	500	28,844
Atlas Copco AB (A Shares)	9,346	301,444
Fanuc Corp.	400	76,723
GEA Group AG	1,098	54,309
Glory Ltd.	1,900	51,143
Ishikawajima-Harima Heavy Industries Co. Ltd.	8,000	37,250
Joy Global, Inc.	1,677	74,325
JTEKT Corp.	1,200	18,809
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Kawasaki Heavy Industries Ltd.	6,000	$ 28,439
Komatsu Ltd.	5,500	114,460
Kone Oyj (B Shares)	1,113	51,290
Makita Corp.	400	19,026
Minebea Ltd.	2,388	36,052
NGK Insulators Ltd.	2,000	38,972
Schindler Holding AG (participation certificate)	1,216	200,636
SMC Corp.	300	83,448
Tadano Ltd.	1,000	12,949
		1,308,275
Professional Services - 0.5%
Adecco SA (Reg.)	695	54,676
Capita Group PLC	3,788	69,475
Michael Page International PLC	13,608	105,464
Recruit Holdings Co. Ltd. (a)	400	12,522
SEEK Ltd.	2,794	37,748
SGS SA (Reg.)	26	52,608
Temp Holdings Co., Ltd.	500	16,823
		349,316
Road & Rail - 0.5%
Canadian National Railway Co.	475	32,810
Canadian Pacific Railway Ltd.	161	30,150
East Japan Railway Co.	3,100	260,050
		323,010
Trading Companies & Distributors - 1.2%
Ashtead Group PLC	3,496	64,228
Brenntag AG	3,435	200,846
Bunzl PLC	11,493	336,416
Mitsubishi Corp.	3,600	71,940
Noble Group Ltd.	44,278	31,677
Rexel SA	1,400	27,354
Travis Perkins PLC	1,000	31,124
Wolseley PLC	500	30,653
		794,238
Transportation Infrastructure - 0.3%
Abertis Infraestructuras SA	1,633	31,888
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Transportation Infrastructure - continued
China Merchants Holdings International Co. Ltd.	34,308	$ 130,494
Groupe Eurotunnel SA	1,119	15,302
		177,684
TOTAL INDUSTRIALS		7,182,133
INFORMATION TECHNOLOGY - 8.4%
Communications Equipment - 0.8%
Nokia Corp.	6,909	55,522
Telefonaktiebolaget LM Ericsson (B Shares)	35,065	452,832
		508,354
Electronic Equipment & Components - 2.0%
China High Precision Automation Group Ltd. (a)	15,000	580
Halma PLC	12,212	134,331
Hexagon AB (B Shares)	705	25,462
Hirose Electric Co. Ltd.	1,000	131,327
Hitachi Ltd.	47,000	321,388
Hoya Corp.	3,000	121,066
Ingenico SA	144	16,039
Keyence Corp.	300	153,229
Murata Manufacturing Co. Ltd.	1,400	172,564
OMRON Corp.	2,400	105,931
Spectris PLC	2,173	73,034
TDK Corp.	900	63,348
		1,318,299
Internet Software & Services - 0.3%
Alibaba Group Holding Ltd. sponsored ADR	281	23,919
Baidu.com, Inc. sponsored ADR (a)	167	34,026
NetEase, Inc. sponsored ADR	357	35,714
Rocket Internet AG (a)	576	32,822
Tencent Holdings Ltd.	4,300	75,025
YY, Inc. ADR (a)	221	11,644
		213,150
IT Services - 2.2%
Accenture PLC Class A	1,085	97,683
Amadeus IT Holding SA Class A	8,993	370,844
Cap Gemini SA	573	46,341
Cognizant Technology Solutions Corp. Class A (a)	2,149	134,280
Computershare Ltd.	15,468	152,051
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
Fujitsu Ltd.	7,000	$ 42,184
Infosys Ltd. sponsored ADR	1,922	70,557
Nomura Research Institute Ltd.	9,400	328,853
OBIC Co. Ltd.	3,800	141,200
SCSK Corp.	500	13,730
Wirecard AG	319	14,722
WNS Holdings Ltd. sponsored ADR (a)	1,507	36,876
		1,449,321
Semiconductors & Semiconductor Equipment - 2.0%
Altera Corp.	1,258	46,559
ams AG	890	39,349
Analog Devices, Inc.	3,505	205,183
ARM Holdings PLC	298	5,303
ASM International NV (Netherlands)	1,002	45,401
Infineon Technologies AG	15,156	175,455
MediaTek, Inc.	12,000	180,523
NXP Semiconductors NV (a)	744	63,162
SK Hynix, Inc. (a)	928	39,274
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	17,075	418,850
Texas Instruments, Inc.	1,443	84,848
Xilinx, Inc.	1,081	45,802
		1,349,709
Software - 0.6%
Check Point Software Technologies Ltd. (a)	1,195	99,771
Constellation Software, Inc.	42	14,144
Dassault Systemes SA	2,045	143,097
SAP AG	1,596	112,221
		369,233
Technology Hardware, Storage & Peripherals - 0.5%
Lenovo Group Ltd.	36,000	55,515
NEC Corp.	12,000	36,514
Neopost SA	1,948	105,072
Samsung Electronics Co. Ltd.	72	88,732
Seiko Epson Corp.	1,700	62,458
		348,291
TOTAL INFORMATION TECHNOLOGY		5,556,357
Common Stocks - continued
	Shares	Value
MATERIALS - 5.8%
Chemicals - 4.6%
Air Liquide SA	598	$ 79,032
Akzo Nobel NV	8,063	599,121
Asahi Kasei Corp.	9,000	92,991
BASF AG	475	45,527
Clariant AG (Reg.)	11,126	201,432
Daicel Chemical Industries Ltd.	3,000	38,922
Givaudan SA	182	349,548
HEXPOL AB (B Shares)	150	16,103
Incitec Pivot Ltd.	3,422	10,883
Johnson Matthey PLC	667	35,104
JSR Corp.	10,200	186,648
K&S AG	1,931	62,288
Kuraray Co. Ltd.	1,900	26,127
Linde AG	2,142	435,776
Nippon Paint Holdings Co. Ltd.	1,000	34,692
Novozymes A/S Series B	686	33,280
Shin-Etsu Chemical Co., Ltd.	3,100	212,575
Sigma Aldrich Corp.	936	129,224
Sumitomo Chemical Co. Ltd.	10,000	46,729
Symrise AG	3,869	246,095
Syngenta AG (Switzerland)	249	87,991
Yara International ASA	887	48,827
		3,018,915
Construction Materials - 0.1%
James Hardie Industries PLC CDI	6,835	80,861
Containers & Packaging - 0.1%
Rexam PLC	4,051	34,773
Smurfit Kappa Group PLC	1,052	29,472
		64,245
Metals & Mining - 0.9%
BHP Billiton Ltd.	1,162	30,518
Glencore Xstrata PLC	16,718	77,495
Hitachi Metals Ltd.	2,000	32,217
Iluka Resources Ltd.	11,065	67,959
Randgold Resources Ltd.	485	38,479
Rio Tinto PLC	7,681	378,017
		624,685
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.1%
Mondi PLC	2,356	$ 48,376
TOTAL MATERIALS		3,837,082
TELECOMMUNICATION SERVICES - 5.7%
Diversified Telecommunication Services - 1.7%
Bezeq The Israel Telecommunication Corp. Ltd.	8,500	13,631
BT Group PLC	37,650	263,976
Deutsche Telekom AG	6,780	126,597
Hellenic Telecommunications Organization SA (a)	3,804	37,886
HKT Trust/HKT Ltd. unit	27,140	35,973
Iliad SA	121	31,421
Koninklijke KPN NV	29,347	100,028
Orange SA	4,400	80,249
PCCW Ltd.	29,000	18,509
TDC A/S	14,808	117,138
Telecom Italia SpA (a)	45,924	54,884
Telefonica SA	2,429	37,735
Telenor ASA	1,023	20,524
Telstra Corp. Ltd.	37,409	186,204
		1,124,755
Wireless Telecommunication Services - 4.0%
Advanced Info Service PCL (For. Reg.)	3,200	23,062
China Mobile Ltd.	22,768	308,966
Drillisch AG	765	31,987
KDDI Corp.	17,400	1,205,818
Mobile TeleSystems OJSC (a)	4,978	20,076
MTN Group Ltd.	2,086	36,948
Philippine Long Distance Telephone Co.	510	36,609
SK Telecom Co. Ltd.	1,142	298,739
SoftBank Corp.	1,400	86,465
Vodafone Group PLC	169,125	585,394
		2,634,064
TOTAL TELECOMMUNICATION SERVICES		3,758,819
UTILITIES - 1.8%
Electric Utilities - 0.5%
Fortum Corp.	855	19,480
Iberdrola SA	8,934	61,055
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
Red Electrica Corporacion SA	400	$ 34,082
Scottish & Southern Energy PLC	7,421	180,217
Tohoku Electric Power Co., Inc.	1,600	18,739
		313,573
Gas Utilities - 0.3%
APA Group unit	10,266	73,721
China Resources Gas Group Ltd.	24,000	59,352
Tokyo Gas Co. Ltd.	17,000	103,485
		236,558
Multi-Utilities - 1.0%
Canadian Utilities Ltd. Class A (non-vtg.)	1,763	58,597
Centrica PLC	13,946	52,599
GDF Suez	18,717	416,287
National Grid PLC	5,751	78,666
RWE AG	2,000	55,919
Suez Environnement SA	966	17,237
		679,305
TOTAL UTILITIES		1,229,436
TOTAL COMMON STOCKS (Cost $49,360,992)		60,412,656
Nonconvertible Preferred Stocks - 1.1%

CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
Volkswagen AG	642	162,006
CONSUMER STAPLES - 0.6%
Beverages - 0.1%
Ambev SA sponsored ADR	11,216	72,343
Household Products - 0.5%
Henkel AG & Co. KGaA	2,812	333,085
TOTAL CONSUMER STAPLES		405,428
FINANCIALS - 0.1%
Banks - 0.1%
Itau Unibanco Holding SA	2,420	31,116
Nonconvertible Preferred Stocks - continued
	Shares	Value
MATERIALS - 0.0%
Metals & Mining - 0.0%
Gerdau SA sponsored ADR	8,027	$ 28,656
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Telecom Italia SpA (Risparmio Shares)	51,913	50,940
Telefonica Brasil SA sponsored ADR	1,396	25,874
		76,814
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $584,923)		704,020
Equity Funds - 1.6%

Europe Stock Funds - 1.6%
WisdomTree Europe Hedged Equity ETF (Cost $1,001,411)	16,800	1,080,912
U.S. Treasury Obligations - 0.1%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.03% 4/23/15 to 5/7/15 (d) (Cost $89,997)	$ 90,000	89,998
Money Market Funds - 5.9%
	Shares
SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $3,909,029)	3,909,029	3,909,029
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $54,946,352)		66,196,615
NET OTHER ASSETS (LIABILITIES) - 0.2%		132,542
NET ASSETS - 100%		$ 66,329,157
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
8 CME Nikkei 225 Index Contracts (United States)	March 2015	$ 755,200	$ 33,046
15 NYSE E-mini MSCI EAFE Index Contracts (United States)	March 2015	1,406,475	69,372
TOTAL EQUITY INDEX CONTRACTS		$ 2,161,675	$ 102,418

The face value of futures purchased as a percentage of net assets is 3.3%

For the period, the average monthly notional amount for futures in the aggregate was $2,539,813.
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $51,364 or 0.1% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $89,998.
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 7,702,810	$ 5,632,436	$ 2,070,374	$ -
Consumer Staples	7,447,196	3,331,809	4,115,387	-
Energy	3,201,039	1,245,509	1,955,530	-
Financials	14,095,320	9,693,921	4,401,399	-
Health Care	7,001,014	2,770,077	4,230,937	-
Industrials	7,182,133	6,912,286	269,847	-
Information Technology	5,556,357	4,854,874	700,903	580
Materials	3,865,738	3,330,733	535,005	-
Telecommunication Services	3,835,641	1,784,983	2,050,658	-
Utilities	1,229,436	1,150,770	78,666	-
Equity Funds	1,080,912	1,080,912	-	-
U.S. Treasury Obligations	89,998	-	89,998	-
Money Market Funds	3,909,021	3,909,021	-	-
Total Investments in Securities:	$ 66,196,615	$ 45,697,331	$ 20,498,704	$ 580
Derivative Instruments:
Assets
Futures Contracts	$ 102,418	$ 102,418	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 1,791,189
Level 2 to Level 1	$ 5,987,393
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 102,418	$ -
Total Value of Derivatives	$ 102,418	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
Japan	18.9%
United Kingdom	17.7%
Switzerland	9.7%
United States of America	9.7%
France	9.4%
Germany	7.4%
Netherlands	3.8%
Australia	2.6%
Hong Kong	2.6%
Sweden	2.3%
Spain	2.0%
Canada	1.8%
Korea (South)	1.2%
Italy	1.1%
Taiwan	1.0%
Others (Individually Less Than 1%)	8.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $54,946,352)		$ 66,196,615
Cash		5,609
Foreign currency held at value (cost $6,946)		6,968
Receivable for investments sold		190,107
Receivable for fund shares sold		34,709
Dividends receivable		182,063
Prepaid expenses		38
Other receivables		394
Total assets		66,616,503

Liabilities
Payable for investments purchased	$ 161,173
Payable for fund shares redeemed	285
Accrued management fee	35,528
Distribution and service plan fees payable	22
Audit fee payable	35,446
Custody fee payable	43,860
Payable for daily variation margin for derivative instruments	1,325
Other affiliated payables	7,370
Other payables and accrued expenses	2,337
Total liabilities		287,346

Net Assets		$ 66,329,157
Net Assets consist of:
Paid in capital		$ 55,130,273
Distributions in excess of net investment income		(291)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(143,049)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,342,224
Net Assets		$ 66,329,157

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2015
International Multi-Manager: Net Asset Value, offering price and redemption price per share ($63,653,172 ÷ 5,239,613 shares)	$ 12.15

Class F: Net Asset Value, offering price and redemption price per share ($2,464,725 ÷ 202,740 shares)	$ 12.16

Class L: Net Asset Value, offering price and redemption price per share ($105,802 ÷ 8,718 shares)	$ 12.14

Class N: Net Asset Value, offering price and redemption price per share ($105,458 ÷ 8,693 shares)	$ 12.13

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2015
Investment Income
Dividends: Unaffiliated issuers		$ 1,780,249
Interest		17
Income before foreign taxes withheld		1,780,266
Less foreign taxes withheld		(143,390)
Total income		1,636,876

Expenses
Management fee	$ 430,775
Transfer agent fees	59,035
Distribution and service plan fees	257
Accounting fees and expenses	33,886
Custodian fees and expenses	125,859
Independent trustees' compensation	738
Registration fees	39,962
Audit	55,178
Legal	452
Miscellaneous	654
Total expenses before reductions	746,796
Expense reductions	(16,332)	730,464
Net investment income (loss)		906,412
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,014,425
Foreign currency transactions	(31,907)
Futures contracts	132,007
Realized gain distributions from underlying funds:
Unaffiliated issuers	33,902
Total net realized gain (loss)		2,148,427
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,161,435)
Assets and liabilities in foreign currencies	(17,976)
Futures contracts	27,256
Total change in net unrealized appreciation (depreciation)		(2,152,155)
Net gain (loss)		(3,728)
Net increase (decrease) in net assets resulting from operations		$ 902,684

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 906,412	$ 1,436,890
Net realized gain (loss)	2,148,427	1,643,311
Change in net unrealized appreciation (depreciation)	(2,152,155)	8,202,806
Net increase (decrease) in net assets resulting from operations	902,684	11,283,007
Distributions to shareholders from net investment income	(1,434,668)	(895,819)
Distributions to shareholders from net realized gain	(2,718,059)	(1,208,199)
Total distributions	(4,152,727)	(2,104,018)
Share transactions - net increase (decrease)	(758,476)	4,726,850
Redemption fees	14	157
Total increase (decrease) in net assets	(4,008,505)	13,905,996

Net Assets
Beginning of period	70,337,662	56,431,666
End of period (including distributions in excess of net investment income of $291 and undistributed net investment income of $560,266, respectively)	$ 66,329,157	$ 70,337,662

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Multi-Manager

Years ended February 28,	2015	2014	2013 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.80	$ 11.04	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17	.27 E	.11
Net realized and unrealized gain (loss)	(.03)	1.89	1.05
Total from investment operations	.14	2.16	1.16
Distributions from net investment income	(.27)	(.17)	(.10)
Distributions from net realized gain	(.52)	(.23)	(.02)
Total distributions	(.79)	(.40)	(.12)
Redemption fees added to paid in capital D, I	-	-	-
Net asset value, end of period	$ 12.15	$ 12.80	$ 11.04
Total Return B, C	1.25%	19.74%	11.64%
Ratios to Average Net Assets G
Expenses before reductions	1.14%	1.20%	1.29% A
Expenses net of fee waivers, if any	1.14%	1.18%	1.18% A
Expenses net of all reductions	1.12%	1.17%	1.16% A
Net investment income (loss)	1.38%	2.29% E	1.26% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,653	$ 68,582	$ 56,164
Portfolio turnover rate H	41%	46%	42% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

F For the period May 2, 2012 (commencement of operations) to February 28, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2015	2014	2013 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.82	$ 11.05	$ 10.69
Income from Investment Operations
Net investment income (loss) D	.18	.29 E	.01
Net realized and unrealized gain (loss)	(.04)	1.88	.35
Total from investment operations	.14	2.17	.36
Distributions from net investment income	(.29)	(.17)	-
Distributions from net realized gain	(.52)	(.23)	-
Total distributions	(.80) J	(.40)	-
Redemption fees added to paid in capital D, I	-	-	-
Net asset value, end of period	$ 12.16	$ 12.82	$ 11.05
Total Return B, C	1.30%	19.85%	3.37%
Ratios to Average Net Assets G
Expenses before reductions	1.05%	1.16%	1.25% A
Expenses net of fee waivers, if any	1.05%	1.09%	1.09% A
Expenses net of all reductions	1.03%	1.08%	1.07% A
Net investment income (loss)	1.48%	2.38% E	.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,465	$ 1,547	$ 267
Portfolio turnover rate H	41%	46%	42% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.59%.

F For the period December 18, 2012 (commencement of operations) to February 28, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

J Total distributions of $.80 per share is comprised of distributions from net investment income of $.286 and distributions from net realized gain of $.517 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended February 28,	2015	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.80	$ 12.62
Income from Investment Operations
Net investment income (loss) D	.17	.11 E
Net realized and unrealized gain (loss)	(.04)	.45
Total from investment operations	.13	.56
Distributions from net investment income	(.28)	(.17)
Distributions from net realized gain	(.52)	(.21)
Total distributions	(.79) J	(.38)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 12.14	$ 12.80
Total Return B, C	1.21%	4.57%
Ratios to Average Net Assets G
Expenses before reductions	1.15%	1.33% A
Expenses net of fee waivers, if any	1.15%	1.18% A
Expenses net of all reductions	1.13%	1.17% A
Net investment income (loss)	1.38%	2.88% A, E
Supplemental Data
Net assets, end of period (000 omitted)	$ 106	$ 105
Portfolio turnover rate H	41%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.09%.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

J Total distributions of $.79 per share is comprised of distributions from net investment income of $.275 and distributions from net realized gain of $.517 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended February 28,	2015	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.79	$ 12.62
Income from Investment Operations
Net investment income (loss) D	.14	.10 E
Net realized and unrealized gain (loss)	(.04)	.45
Total from investment operations	.10	.55
Distributions from net investment income	(.24)	(.17)
Distributions from net realized gain	(.52)	(.21)
Total distributions	(.76)	(.38)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 12.13	$ 12.79
Total Return B, C	.95%	4.45%
Ratios to Average Net Assets G
Expenses before reductions	1.40%	1.59% A
Expenses net of fee waivers, if any	1.40%	1.43% A
Expenses net of all reductions	1.38%	1.42% A
Net investment income (loss)	1.13%	2.63% A, E
Supplemental Data
Net assets, end of period (000 omitted)	$ 105	$ 104
Portfolio turnover rate H	41%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.84%.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Strategic Advisers International Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers International Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level,

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 13,087,395
Gross unrealized depreciation	(2,048,339)
Net unrealized appreciation (depreciation) on securities	$ 11,039,056

Tax Cost	$ 55,157,559

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 530,549
Net unrealized appreciation (depreciation) on securities and other investments	$ 11,028,599

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 1,729,849	$ 1,208,713
Long-term Capital Gains	2,422,878	895,305
Total	$ 4,152,727	$ 2,104,018

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $132,007 and a change in net unrealized appreciation (depreciation) of $27,256 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $25,179,975 and $28,227,190, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .66% of the Fund's average net assets.

Sub-Advisers. Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), Pyramis Global Advisors, LLC (an affiliate of the investment adviser) and William Blair & Company, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Thompson, Siegel & Walmsley LLC (TS&W) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, TS&W has not been allocated any portion of the Fund's assets. TS&W in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2015, the Board of Trustees approved the appointment of Arrowstreet Capital, Limited Partnership as an additional sub-adviser for the Fund.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 257	$ 257

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
International Multi-Manager	$ 58,831.09
Class L	102.10
Class N	102.10
	$ 59,035

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $102 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $16,332 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014A
From net investment income
International Multi-Manager	$ 1,385,396	$ 878,745
Class F	44,987	14,394
Class L	2,272	1,356
Class N	2,013	1,324
Total	$ 1,434,668	$ 895,819

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Notes to Financial Statements - continued

8. Distributions to Shareholders - continued

Years ended February 28,	2015	2014A
From net realized gain
International Multi-Manager	$ 2,624,206	$ 1,186,847
Class F	85,289	18,024
Class L	4,283	1,664
Class N	4,281	1,664
Total	$ 2,718,059	$ 1,208,199

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014A	2015	2014A
International Multi-Manager
Shares sold	145,819	130,491	$ 1,782,542	$ 1,604,892
Reinvestment of distributions	335,000	168,763	4,009,602	2,065,592
Shares redeemed	(597,389)	(28,659)	(7,566,740)	(344,449)
Net increase (decrease)	(116,570)	270,595	$ (1,774,596)	$ 3,326,035
Class F
Shares sold	89,216	101,699	$ 1,094,055	$ 1,260,107
Reinvestment of distributions	10,927	2,636	130,276	32,418
Shares redeemed	(18,073)	(7,859)	(221,060)	(97,718)
Net increase (decrease)	82,070	96,476	$ 1,003,271	$ 1,194,807
Class L
Shares sold	-	7,924	$ -	$ 100,000
Reinvestment of distributions	549	245	6,555	3,020
Net increase (decrease)	549	8,169	$ 6,555	$ 103,020
Class N
Shares sold	-	7,924	$ -	$ 100,000
Reinvestment of distributions	526	243	6,294	2,988
Net increase (decrease)	526	8,167	$ 6,294	$ 102,988

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future

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10. Other - continued

claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 94% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers International Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers International Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
International Multi-Manager	04/13/15	04/10/15	$0.098

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2015, $2,290,057, or, if subsequently determined to be different, the net capital gain of such year.

International Multi-Manager designates 4% of the dividends distributed in December 2014, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

International Multi-Manager designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Multi-Manager	4/7/14	$0.1055	$0.0025
International Multi-Manager	12/8/14	$0.2492	$0.0252

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Causeway Capital Management LLC (Causeway), Massachusetts Financial Services Company (MFS), Pyramis Global Advisors, LLC (Pyramis), and William Blair & Company, LLC (William Blair) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Causeway, MFS, Pyramis, and William Blair (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2013, the total return of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers International Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the first quartile and that Class F had out-performed 80% of its peers for the one-year period ended December 31, 2013. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted that the fund's maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.18%, 1.18%, and 1.43%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.09% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers International Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended Feb-ruary 28, 2014.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each of the retail class, Class L, and Class N were above, and the total expenses of Class F were below, the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2014. The Board considered that, in general, various factors can affect total expenses. The total expenses for retail class and Class L ranked below median when compared to a universe of no-load funds. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee.

Annual Report

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers International Multi-Manager Fund

On September 4, 2014, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with Thompson, Siegel & Walmsley LLC (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser(s).

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or the portion of the management fee retained by Strategic Advisers, if any. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.18%, 1.18% and 1.43%, respectively, through April 30, 2015. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.09% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser(s), the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser(s) will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Arrowstreet Capital,
Limited Partnership

Causeway Capital Management LLC

Massachusetts Financial Services
Company

Pyramis Global Advisors, LLC

Thompson, Siegel & Walmsley LLC

William Blair & Company, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

STG-UANN-0415
1.938042.102

Strategic Advisers®
International Multi-Manager Fund

Class F

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Life of fundA
Class F B	1.30%	11.39%

A From May 2, 2012.

B The initial offering of Class F shares took place on December 18, 2012. Returns prior to December18, 2012, are those of Strategic Advisers® International Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hyphothetically that $10,000 was invested in Strategic Advisers® International Multi-Manager Fund - Class F on May 2, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period. See footnote B above for additional information regarding the performance of Class F.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks posted a slight gain for the 12-month period ending February 28, 2015, amid recessionary pressure in parts of Asia and anemic economic growth in the eurozone. The MSCI ACWI (All Country World Index) ex USA Index rose 1.00%, advancing early on but declining in the second half as the U.S. dollar extended its rise and oil prices tumbled. Europe (-3%) was hampered by late-period deflationary concerns and currency weakness; investors were surprised when Switzerland (+1%) unpegged its franc from the euro, with Spain (-6%) and Italy (-10%) chiefly affected. Greece (-56%) headlined again, reprising fears of default or even a eurozone exit. Germany (-4%), Europe's largest economy, cut growth forecasts in December on declining exports. The U.K. (-3%) endured decelerating growth and a cooling housing market. Across the Pacific, Japan (+9%) fought encroaching recession by expanding its already-aggressive economic stimulus plan; Europe followed suit in January. Emerging markets (+4%) saw late-period outflows ahead of potential U.S. Federal Reserve tightening. Countries dependent on resources exports were among the worst performers, including Russia (-25%) and Brazil (-10%). Net importers such as China (+19%) fared better given lower input costs to production, with India (+37%) buoyed further by optimism for regulatory reform.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® International Multi-Manager Fund: For the year, the Class F shares of Strategic Advisers® International Multi-Manager Fund (the Fund) rose 1.30%, outpacing the 0.10% gain of the MSCI EAFE Index. Relative to the benchmark, sub-adviser Massachusetts Financial Services' (MFS) International Value strategy was the biggest relative contributor by far. MFS's quality-focused all-cap approach delivered solid security selection in Europe, as well as beneficial overall positioning in strong-performing Japan and the United States, the latter of which was outside the benchmark. Quality growth-oriented William Blair & Company also aided relative performance, led by productive stock picks in health care, financials and information technology, particularly in the United Kingdom, and among U.S.-domiciled multinational companies. MFS's International Research Equity strategy was a further contributor, fueled by favorable selections in energy, technology and health care, along with out-of-benchmark exposure to emerging markets. On the downside, Causeway Capital Management was the principal detractor, due to adverse stock choices in financials and industrials, coupled with an overweighting in energy, primarily in France, Spain and Singapore. We hired Thompson, Siegel & Walmsley as a sub-adviser in September, but as of period end had yet to invest any assets in its strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
International Multi-Manager	1.12%
Actual		$ 1,000.00	$ 1,006.30	$ 5.57
HypotheticalA		$ 1,000.00	$ 1,019.24	$ 5.61
Class F	1.03%
Actual		$ 1,000.00	$ 1,006.30	$ 5.12
HypotheticalA		$ 1,000.00	$ 1,019.69	$ 5.16
Class L	1.12%
Actual		$ 1,000.00	$ 1,006.20	$ 5.57
HypotheticalA		$ 1,000.00	$ 1,019.24	$ 5.61
Class N	1.37%
Actual		$ 1,000.00	$ 1,004.00	$ 6.81
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 6.85

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG	2.0	2.2
KDDI Corp.	1.8	1.7
Nestle SA	1.7	1.8
Roche Holding AG (participation certificate)	1.7	1.6
WisdomTree Europe Hedged Equity ETF	1.6	0.0
Bayer AG	1.5	1.6
Danone SA	1.2	1.1
Reckitt Benckiser Group PLC	1.1	1.1
Zurich Insurance Group AG	1.0	1.0
GlaxoSmithKline PLC	1.0	1.0
	14.6
Top Five Market Sectors as of February 28, 2015
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.3	21.8
Consumer Discretionary	11.7	10.4
Consumer Staples	11.2	11.7
Industrials	10.8	11.7
Health Care	10.6	10.4
Geographic Diversification (% of fund's net assets)
As of February 28, 2015
Japan 18.9%
United Kingdom 17.7%
Switzerland 9.7%
United States of America* 9.7%
France 9.4%
Germany 7.4%
Netherlands 3.8%
Australia 2.6%
Hong Kong 2.6%
Other 18.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
As of August 31, 2014
United Kingdom 18.2%
Japan 17.9%
Switzerland 10.3%
France 9.9%
United States of America* 8.0%
Germany 7.4%
Netherlands 3.9%
Australia 3.0%
Hong Kong 2.3%
Other 19.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
Asset Allocation (% of fund's net assets)
As of February 28, 2015	As of August 31, 2014
Stocks 92.2%	Stocks 93.0%
Europe Stock Funds 1.6%	Europe Stock Funds 0.0%
Other 0.0%	Other 0.1%
Short-Term Investments and Net Other Assets (Liabilities) 6.2%	Short-Term Investments and Net Other Assets (Liabilities) 6.9%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 91.1%
	Shares	Value
CONSUMER DISCRETIONARY - 11.4%
Auto Components - 1.0%
Autoliv, Inc.	1,195	$ 134,438
Bridgestone Corp.	1,200	45,984
Compagnie Plastic Omnium	492	14,978
Continental AG	718	171,382
DENSO Corp.	4,900	230,121
Valeo SA	397	59,753
		656,656
Automobiles - 2.3%
Bayerische Motoren Werke AG (BMW)	590	74,607
Brilliance China Automotive Holdings Ltd.	8,000	15,699
Daimler AG (Germany)	1,559	150,925
Fuji Heavy Industries Ltd.	4,800	162,949
Honda Motor Co. Ltd.	5,700	188,529
Hyundai Motor Co.	1,300	189,491
Isuzu Motors Ltd.	3,100	45,013
Mazda Motor Corp.	1,300	27,777
Renault SA	643	61,773
Suzuki Motor Corp.	1,400	44,238
Tata Motors Ltd. sponsored ADR	801	39,425
Toyota Motor Corp.	7,500	506,957
Volkswagen AG	57	14,119
		1,521,502
Diversified Consumer Services - 0.0%
Kroton Educacional SA	1,500	5,490
Hotels, Restaurants & Leisure - 2.0%
Accor SA	659	34,531
Carnival PLC	4,548	204,734
Compass Group PLC	31,599	561,993
Flight Centre Travel Group Ltd.	947	30,532
InterContinental Hotel Group PLC	1,874	76,453
Sands China Ltd.	12,000	54,772
Whitbread PLC	3,458	280,545
Yum! Brands, Inc.	1,360	110,310
		1,353,870
Household Durables - 0.7%
Barratt Developments PLC	4,000	31,834
Casio Computer Co. Ltd.	500	8,752
Coway Co. Ltd.	120	9,394
Nikon Corp.	14,700	189,856
Sony Corp.	2,600	73,461
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Taylor Wimpey PLC	25,020	$ 55,816
Techtronic Industries Co. Ltd.	19,000	65,777
		434,890
Internet & Catalog Retail - 0.1%
Rakuten, Inc.	2,700	44,961
Vipshop Holdings Ltd. ADR (a)	1,392	34,034
		78,995
Leisure Products - 0.1%
Sankyo Co. Ltd. (Gunma)	1,100	41,471
Yamaha Corp.	2,700	45,728
		87,199
Media - 2.4%
Altice SA	800	79,766
Dentsu, Inc.	700	30,487
Fuji Media Holdings, Inc.	7,100	100,424
ITV PLC	61,570	214,159
Naspers Ltd. Class N	222	32,582
Nippon Television Network Corp.	3,600	59,556
ProSiebenSat.1 Media AG	3,729	183,171
Publicis Groupe SA	1	82
realestate.com.au Ltd.	397	15,204
Reed Elsevier NV	21,436	531,503
Reed Elsevier PLC	2,905	50,020
Telenet Group Holding NV (a)	491	28,159
UBM PLC	3,332	27,907
WPP PLC	8,793	207,747
		1,560,767
Multiline Retail - 0.3%
Dollarama, Inc.	577	28,857
Don Quijote Holdings Co. Ltd.	400	31,064
Lifestyle International Holdings Ltd.	8,000	14,750
Marui Group Co. Ltd.	800	9,369
Next PLC	668	77,295
Ryohin Keikaku Co. Ltd.	300	39,097
		200,432
Specialty Retail - 1.1%
Esprit Holdings Ltd.	90,550	93,635
Fielmann AG	216	14,960
H&M Hennes & Mauritz AB (B Shares)	5,039	219,886
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Inditex SA	1,715	$ 53,900
Kingfisher PLC	28,289	159,511
Nitori Holdings Co. Ltd.	1,100	72,828
USS Co. Ltd.	7,300	129,005
		743,725
Textiles, Apparel & Luxury Goods - 1.4%
adidas AG	325	25,251
Burberry Group PLC	1,200	34,681
Compagnie Financiere Richemont SA Series A	811	71,459
Global Brands Group Holding Ltd. (a)	148,000	25,380
Hermes International SCA	80	25,814
Japan Tobacco, Inc.	15,000	472,978
Kering SA	200	40,733
Li & Fung Ltd.	24,000	24,539
LVMH Moet Hennessy - Louis Vuitton SA	962	176,443
		897,278
TOTAL CONSUMER DISCRETIONARY		7,540,804
CONSUMER STAPLES - 10.6%
Beverages - 1.8%
Anheuser-Busch InBev SA NV	1,459	185,089
Asahi Group Holdings	1,700	52,531
Diageo PLC	5,050	150,739
Embotelladoras Arca S.A.B. de CV (a)	2,746	17,435
Heineken NV (Bearer)	3,171	247,828
ITO EN Ltd.	1,400	29,094
Pernod Ricard SA	3,495	414,379
SABMiller PLC	1,500	85,105
		1,182,200
Food & Staples Retailing - 0.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,201	46,345
Seven & i Holdings Co., Ltd.	2,000	76,464
Sundrug Co. Ltd.	1,500	73,730
Tesco PLC	18,070	68,404
Tsuruha Holdings, Inc.	400	27,018
Woolworths Ltd.	1,607	38,563
		330,524
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - 3.9%
Danone SA	11,394	$ 793,288
M. Dias Branco SA	1,507	44,062
Nestle SA	14,862	1,161,522
Saputo, Inc.	1,294	37,595
Toyo Suisan Kaisha Ltd.	2,000	71,390
Unilever NV (Certificaten Van Aandelen) (Bearer)	6,157	267,575
Unilever PLC	4,028	177,662
Viscofan Envolturas Celulosicas SA	209	12,889
		2,565,983
Household Products - 1.6%
Colgate-Palmolive Co.	4,188	296,594
Reckitt Benckiser Group PLC	8,255	745,112
Svenska Cellulosa AB (SCA) (B Shares)	2,000	49,754
		1,091,460
Personal Products - 1.5%
Beiersdorf AG	596	51,776
Kao Corp.	12,000	536,677
Kobayashi Pharmaceutical Co. Ltd.	1,600	109,676
Kose Corp.	1,800	91,787
L'Oreal SA	1,245	226,050
		1,015,966
Tobacco - 1.3%
British American Tobacco PLC (United Kingdom)	9,708	565,996
Imperial Tobacco Group PLC	2,387	117,667
KT&G Corp.	2,367	171,972
		855,635
TOTAL CONSUMER STAPLES		7,041,768
ENERGY - 4.8%
Energy Equipment & Services - 0.5%
Technip SA	3,673	239,300
Tecnicas Reunidas SA	1,923	79,708
		319,008
Oil, Gas & Consumable Fuels - 4.3%
BG Group PLC	28,223	415,518
BP PLC	12,302	84,721
Cairn Energy PLC (a)	23,137	72,690
Canadian Natural Resources Ltd.	2,658	77,310
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Cenovus Energy, Inc.	1,371	$ 23,656
CNOOC Ltd.	113,000	161,670
Dragon Oil PLC	2,543	21,181
Enbridge, Inc.	2,002	93,094
Galp Energia SGPS SA Class B	3,910	45,964
Imperial Oil Ltd.	2,500	96,472
INPEX Corp.	11,000	130,437
Oil Search Ltd. ADR	10,484	66,848
Peyto Exploration & Development Corp.	665	18,597
Reliance Industries Ltd. sponsored GDR (c)	1,841	51,364
Repsol YPF SA	3,910	75,587
Royal Dutch Shell PLC:
Class A (Netherlands)	1,459	47,637
Class A (United Kingdom)	20,440	665,904
Statoil ASA	2,100	39,449
Suncor Energy, Inc.	3,400	102,073
Total SA	10,063	540,631
Tullow Oil PLC	2,407	14,392
Woodside Petroleum Ltd.	1,340	36,836
		2,882,031
TOTAL ENERGY		3,201,039
FINANCIALS - 21.2%
Banks - 10.4%
Australia & New Zealand Banking Group Ltd.	8,871	244,970
Banco Bilbao Vizcaya Argentaria SA	4,276	42,777
Banco Popolare Societa Cooperativa (a)	1,435	22,128
Bank of Ireland (a)	227,129	86,231
Bankinter SA	5,606	43,845
Barclays PLC	71,618	283,595
BNP Paribas SA	7,340	427,858
BOC Hong Kong (Holdings) Ltd.	28,000	98,739
Chiba Bank Ltd.	7,000	52,723
China Merchants Bank Co. Ltd. (H Shares)	17,000	38,797
Commonwealth Bank of Australia	1,182	84,899
Credicorp Ltd. (United States)	242	35,143
Criteria CaixaCorp SA	11,728	54,466
Danske Bank A/S	2,283	60,461
DBS Group Holdings Ltd.	13,300	190,983
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
DNB ASA	11,964	$ 194,769
Erste Group Bank AG	2,322	60,855
First Gulf Bank PJSC	2,928	14,230
Hang Seng Bank Ltd.	1,800	32,817
HDFC Bank Ltd. sponsored ADR	2,600	161,226
HSBC Holdings PLC:
(Hong Kong)	22,400	200,683
(United Kingdom)	42,076	375,073
ING Groep NV (Certificaten Van Aandelen) (a)	33,574	498,010
Intesa Sanpaolo SpA	112,099	374,054
Joyo Bank Ltd.	9,000	48,301
Jyske Bank A/S (Reg.) (a)	641	27,751
Kasikornbank PCL:
NVDR	6,500	43,628
(For. Reg.)	3,400	22,716
KBC Groupe SA	5,273	319,939
Lloyds Banking Group PLC	304,972	371,496
Mitsubishi UFJ Financial Group, Inc.	54,800	356,910
Nordea Bank AB	9,200	124,145
North Pacific Bank Ltd.	9,600	37,557
Oversea-Chinese Banking Corp. Ltd.	4,200	32,297
PT Bank Rakyat Indonesia Tbk	34,100	33,968
Royal Bank of Scotland Group PLC (a)	23,337	131,899
Sberbank of Russia sponsored ADR	4,808	24,742
Seven Bank Ltd.	7,800	37,818
Societe Generale Series A	1,673	77,349
Standard Chartered PLC (United Kingdom)	8,351	127,767
Sumitomo Mitsui Financial Group, Inc.	14,000	557,810
Sumitomo Mitsui Trust Holdings, Inc.	10,000	41,547
Svenska Handelsbanken AB (A Shares)	900	45,340
Swedbank AB (A Shares)	5,400	140,554
Sydbank A/S	1,311	40,893
The Hachijuni Bank Ltd.	6,000	44,890
The Suruga Bank Ltd.	6,000	126,094
The Toronto-Dominion Bank	689	30,203
UniCredit SpA	7,392	49,177
Unione di Banche Italiane ScpA	4,040	31,692
United Overseas Bank Ltd.	2,900	49,091
Westpac Banking Corp.	7,655	227,700
		6,882,606
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - 1.9%
Banca Generali SpA	907	$ 25,679
Cetip SA - Mercados Organizado	1,000	12,118
CI Financial Corp.	1,323	37,168
Credit Suisse Group AG	4,265	104,031
Daiwa Securities Group, Inc.	9,000	72,594
Julius Baer Group Ltd.	4,071	187,932
Macquarie Group Ltd.	2,082	118,534
Partners Group Holding AG	217	66,635
Schroders PLC	700	33,231
UBS Group AG	35,050	615,815
		1,273,737
Consumer Finance - 0.2%
ACOM Co. Ltd. (a)	7,400	23,754
AEON Financial Service Co. Ltd.	3,000	68,840
Provident Financial PLC	412	17,460
		110,054
Diversified Financial Services - 0.7%
Deutsche Boerse AG	431	35,160
FirstRand Ltd.	5,300	24,305
Fubon Financial Holding Co. Ltd.	25,000	44,526
Hong Kong Exchanges and Clearing Ltd.	1,000	23,080
IG Group Holdings PLC	8,974	101,276
Japan Exchange Group, Inc.	1,200	33,806
London Stock Exchange Group PLC	1,272	48,702
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,700	17,878
ORIX Corp.	10,700	151,745
		480,478
Insurance - 5.5%
AEGON NV	7,466	57,754
AIA Group Ltd.	82,200	483,822
Amlin PLC	5,807	47,470
AMP Ltd.	6,607	34,590
Assicurazioni Generali SpA	2,700	55,594
Aviva PLC	36,320	300,679
AXA SA	14,584	370,306
BB Seguridade Participacoes SA	3,100	35,382
Catlin Group Ltd.	474	5,009
Direct Line Insurance Group PLC	7,572	38,273
Euler Hermes SA	413	45,621
Fairfax Financial Holdings Ltd. (sub. vtg.)	449	235,616
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Gjensidige Forsikring ASA	811	$ 14,134
Hiscox Ltd.	14,714	179,685
Jardine Lloyd Thompson Group PLC	4,729	69,979
MAPFRE SA (Reg.)	8,468	29,746
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	9,500	105,647
Prudential PLC	15,586	391,150
Sampo Oyj (A Shares)	4,290	216,513
Sanlam Ltd.	2,176	14,101
Sony Financial Holdings, Inc.	11,100	168,135
St. James's Place Capital PLC	4,146	60,680
Tokio Marine Holdings, Inc.	500	18,184
Zurich Insurance Group AG	2,124	679,074
		3,657,144
Real Estate Investment Trusts - 0.5%
British Land Co. PLC	3,762	48,119
Derwent London PLC	304	15,723
Fibra Uno Administracion SA de CV	6,800	19,101
Intu Properties PLC	9,845	53,729
Nippon Prologis REIT, Inc.	5	11,536
Nomura Real Estate Office Fund, Inc.	5	24,911
Unibail-Rodamco	450	129,720
Westfield Corp. unit	7,601	58,266
		361,105
Real Estate Management & Development - 2.0%
AEON MALL Co. Ltd.	990	19,142
Brookfield Asset Management, Inc.	1,077	58,460
CapitaLand Ltd.	7,000	18,439
Cheung Kong Holdings Ltd.	3,000	59,375
China Overseas Land and Investment Ltd.	12,000	36,592
Daito Trust Construction Co. Ltd.	200	21,626
Deutsche Annington Immobilien SE	5,456	210,488
Deutsche Wohnen AG (Bearer)	10,070	277,608
Emaar Properties PJSC	8,383	17,232
GAGFAH SA	4,563	107,549
Hongkong Land Holdings Ltd.	5,000	37,750
Hysan Development Co. Ltd.	4,000	19,186
LEG Immobilien AG	1,220	100,332
Lend Lease Group unit	2,716	36,822
Mitsui Fudosan Co. Ltd.	2,000	54,947
Sino Land Ltd.	14,000	22,889
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Sumitomo Realty & Development Co. Ltd.	2,000	$ 68,731
Sun Hung Kai Properties Ltd.	3,000	47,036
TAG Immobilien AG	6,310	84,876
		1,299,080
TOTAL FINANCIALS		14,064,204
HEALTH CARE - 10.6%
Biotechnology - 0.1%
Actelion Ltd.	500	59,842
Health Care Equipment & Supplies - 0.7%
Ansell Ltd.	1,355	26,639
Coloplast A/S Series B	420	33,539
Essilor International SA	522	61,014
Nihon Kohden Corp.	1,500	77,116
Olympus Corp. (a)	1,500	54,357
Sonova Holding AG Class B	107	14,826
Sysmex Corp.	1,000	53,668
Terumo Corp.	5,800	160,000
		481,159
Health Care Providers & Services - 0.1%
Fresenius SE & Co. KGaA	900	51,546
Miraca Holdings, Inc.	600	28,790
		80,336
Health Care Technology - 0.1%
M3, Inc.	1,000	22,219
Life Sciences Tools & Services - 0.1%
Eurofins Scientific SA	76	20,620
ICON PLC (a)	253	17,460
Lonza Group AG	138	17,008
Morphosys AG (a)	165	13,752
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	413	16,499
		85,339
Pharmaceuticals - 9.5%
Astellas Pharma, Inc.	14,900	236,781
AstraZeneca PLC (United Kingdom)	2,506	172,698
Bayer AG	6,557	968,932
BTG PLC (a)	2,067	24,205
GlaxoSmithKline PLC	28,613	678,453
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Hikma Pharmaceuticals PLC	1,802	$ 68,799
Novartis AG	13,176	1,347,564
Novo Nordisk A/S Series B	4,251	203,430
Roche Holding AG (participation certificate)	4,203	1,145,273
Sanofi SA	4,471	437,301
Santen Pharmaceutical Co. Ltd.	5,100	341,492
Shire PLC	2,841	229,187
Teva Pharmaceutical Industries Ltd.	300	17,031
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,421	252,085
UCB SA	445	34,037
Valeant Pharmaceuticals International (Canada) (a)	583	114,851
		6,272,119
TOTAL HEALTH CARE		7,001,014
INDUSTRIALS - 10.8%
Aerospace & Defense - 0.7%
BAE Systems PLC	4,900	40,245
Cobham PLC	40,829	215,135
Finmeccanica SpA (a)	6,800	82,335
Meggitt PLC	2,671	22,474
Rolls-Royce Group PLC	3,300	48,349
Safran SA	1,000	70,388
		478,926
Air Freight & Logistics - 0.9%
PostNL NV (a)	23,126	103,258
Yamato Holdings Co. Ltd.	21,000	491,536
		594,794
Airlines - 0.6%
easyJet PLC	2,873	76,823
International Consolidated Airlines Group SA (a)	6,100	54,589
International Consolidated Airlines Group SA CDI (a)	26,616	238,328
Ryanair Holdings PLC sponsored ADR	900	57,015
		426,755
Building Products - 0.5%
ASSA ABLOY AB (B Shares)	830	49,828
Compagnie de St. Gobain	1,576	70,959
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Building Products - continued
Daikin Industries Ltd.	1,200	$ 78,214
Geberit AG (Reg.)	440	156,736
		355,737
Commercial Services & Supplies - 0.7%
Babcock International Group PLC	3,066	47,808
Brambles Ltd.	40,409	350,489
Intrum Justitia AB	458	13,003
Secom Co. Ltd.	800	49,802
		461,102
Construction & Engineering - 0.4%
Balfour Beatty PLC	18,779	72,712
JGC Corp.	9,000	184,627
Taisei Corp.	4,000	24,142
		281,481
Electrical Equipment - 1.8%
Fuji Electric Co. Ltd.	3,000	14,445
Legrand SA	8,618	476,412
Mitsubishi Electric Corp.	2,000	23,423
Nidec Corp.	1,200	81,045
OSRAM Licht AG	1,290	59,158
Schneider Electric SA	5,691	458,406
Vestas Wind Systems A/S	1,400	59,016
		1,171,905
Industrial Conglomerates - 0.7%
Bidvest Group Ltd.	895	24,678
Hutchison Whampoa Ltd.	14,000	191,702
Siemens AG	1,689	188,802
Toshiba Corp.	13,000	53,728
		458,910
Machinery - 2.0%
Alfa Laval AB	3,992	80,156
Andritz AG	500	28,844
Atlas Copco AB (A Shares)	9,346	301,444
Fanuc Corp.	400	76,723
GEA Group AG	1,098	54,309
Glory Ltd.	1,900	51,143
Ishikawajima-Harima Heavy Industries Co. Ltd.	8,000	37,250
Joy Global, Inc.	1,677	74,325
JTEKT Corp.	1,200	18,809
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Kawasaki Heavy Industries Ltd.	6,000	$ 28,439
Komatsu Ltd.	5,500	114,460
Kone Oyj (B Shares)	1,113	51,290
Makita Corp.	400	19,026
Minebea Ltd.	2,388	36,052
NGK Insulators Ltd.	2,000	38,972
Schindler Holding AG (participation certificate)	1,216	200,636
SMC Corp.	300	83,448
Tadano Ltd.	1,000	12,949
		1,308,275
Professional Services - 0.5%
Adecco SA (Reg.)	695	54,676
Capita Group PLC	3,788	69,475
Michael Page International PLC	13,608	105,464
Recruit Holdings Co. Ltd. (a)	400	12,522
SEEK Ltd.	2,794	37,748
SGS SA (Reg.)	26	52,608
Temp Holdings Co., Ltd.	500	16,823
		349,316
Road & Rail - 0.5%
Canadian National Railway Co.	475	32,810
Canadian Pacific Railway Ltd.	161	30,150
East Japan Railway Co.	3,100	260,050
		323,010
Trading Companies & Distributors - 1.2%
Ashtead Group PLC	3,496	64,228
Brenntag AG	3,435	200,846
Bunzl PLC	11,493	336,416
Mitsubishi Corp.	3,600	71,940
Noble Group Ltd.	44,278	31,677
Rexel SA	1,400	27,354
Travis Perkins PLC	1,000	31,124
Wolseley PLC	500	30,653
		794,238
Transportation Infrastructure - 0.3%
Abertis Infraestructuras SA	1,633	31,888
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Transportation Infrastructure - continued
China Merchants Holdings International Co. Ltd.	34,308	$ 130,494
Groupe Eurotunnel SA	1,119	15,302
		177,684
TOTAL INDUSTRIALS		7,182,133
INFORMATION TECHNOLOGY - 8.4%
Communications Equipment - 0.8%
Nokia Corp.	6,909	55,522
Telefonaktiebolaget LM Ericsson (B Shares)	35,065	452,832
		508,354
Electronic Equipment & Components - 2.0%
China High Precision Automation Group Ltd. (a)	15,000	580
Halma PLC	12,212	134,331
Hexagon AB (B Shares)	705	25,462
Hirose Electric Co. Ltd.	1,000	131,327
Hitachi Ltd.	47,000	321,388
Hoya Corp.	3,000	121,066
Ingenico SA	144	16,039
Keyence Corp.	300	153,229
Murata Manufacturing Co. Ltd.	1,400	172,564
OMRON Corp.	2,400	105,931
Spectris PLC	2,173	73,034
TDK Corp.	900	63,348
		1,318,299
Internet Software & Services - 0.3%
Alibaba Group Holding Ltd. sponsored ADR	281	23,919
Baidu.com, Inc. sponsored ADR (a)	167	34,026
NetEase, Inc. sponsored ADR	357	35,714
Rocket Internet AG (a)	576	32,822
Tencent Holdings Ltd.	4,300	75,025
YY, Inc. ADR (a)	221	11,644
		213,150
IT Services - 2.2%
Accenture PLC Class A	1,085	97,683
Amadeus IT Holding SA Class A	8,993	370,844
Cap Gemini SA	573	46,341
Cognizant Technology Solutions Corp. Class A (a)	2,149	134,280
Computershare Ltd.	15,468	152,051
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
Fujitsu Ltd.	7,000	$ 42,184
Infosys Ltd. sponsored ADR	1,922	70,557
Nomura Research Institute Ltd.	9,400	328,853
OBIC Co. Ltd.	3,800	141,200
SCSK Corp.	500	13,730
Wirecard AG	319	14,722
WNS Holdings Ltd. sponsored ADR (a)	1,507	36,876
		1,449,321
Semiconductors & Semiconductor Equipment - 2.0%
Altera Corp.	1,258	46,559
ams AG	890	39,349
Analog Devices, Inc.	3,505	205,183
ARM Holdings PLC	298	5,303
ASM International NV (Netherlands)	1,002	45,401
Infineon Technologies AG	15,156	175,455
MediaTek, Inc.	12,000	180,523
NXP Semiconductors NV (a)	744	63,162
SK Hynix, Inc. (a)	928	39,274
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	17,075	418,850
Texas Instruments, Inc.	1,443	84,848
Xilinx, Inc.	1,081	45,802
		1,349,709
Software - 0.6%
Check Point Software Technologies Ltd. (a)	1,195	99,771
Constellation Software, Inc.	42	14,144
Dassault Systemes SA	2,045	143,097
SAP AG	1,596	112,221
		369,233
Technology Hardware, Storage & Peripherals - 0.5%
Lenovo Group Ltd.	36,000	55,515
NEC Corp.	12,000	36,514
Neopost SA	1,948	105,072
Samsung Electronics Co. Ltd.	72	88,732
Seiko Epson Corp.	1,700	62,458
		348,291
TOTAL INFORMATION TECHNOLOGY		5,556,357
Common Stocks - continued
	Shares	Value
MATERIALS - 5.8%
Chemicals - 4.6%
Air Liquide SA	598	$ 79,032
Akzo Nobel NV	8,063	599,121
Asahi Kasei Corp.	9,000	92,991
BASF AG	475	45,527
Clariant AG (Reg.)	11,126	201,432
Daicel Chemical Industries Ltd.	3,000	38,922
Givaudan SA	182	349,548
HEXPOL AB (B Shares)	150	16,103
Incitec Pivot Ltd.	3,422	10,883
Johnson Matthey PLC	667	35,104
JSR Corp.	10,200	186,648
K&S AG	1,931	62,288
Kuraray Co. Ltd.	1,900	26,127
Linde AG	2,142	435,776
Nippon Paint Holdings Co. Ltd.	1,000	34,692
Novozymes A/S Series B	686	33,280
Shin-Etsu Chemical Co., Ltd.	3,100	212,575
Sigma Aldrich Corp.	936	129,224
Sumitomo Chemical Co. Ltd.	10,000	46,729
Symrise AG	3,869	246,095
Syngenta AG (Switzerland)	249	87,991
Yara International ASA	887	48,827
		3,018,915
Construction Materials - 0.1%
James Hardie Industries PLC CDI	6,835	80,861
Containers & Packaging - 0.1%
Rexam PLC	4,051	34,773
Smurfit Kappa Group PLC	1,052	29,472
		64,245
Metals & Mining - 0.9%
BHP Billiton Ltd.	1,162	30,518
Glencore Xstrata PLC	16,718	77,495
Hitachi Metals Ltd.	2,000	32,217
Iluka Resources Ltd.	11,065	67,959
Randgold Resources Ltd.	485	38,479
Rio Tinto PLC	7,681	378,017
		624,685
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.1%
Mondi PLC	2,356	$ 48,376
TOTAL MATERIALS		3,837,082
TELECOMMUNICATION SERVICES - 5.7%
Diversified Telecommunication Services - 1.7%
Bezeq The Israel Telecommunication Corp. Ltd.	8,500	13,631
BT Group PLC	37,650	263,976
Deutsche Telekom AG	6,780	126,597
Hellenic Telecommunications Organization SA (a)	3,804	37,886
HKT Trust/HKT Ltd. unit	27,140	35,973
Iliad SA	121	31,421
Koninklijke KPN NV	29,347	100,028
Orange SA	4,400	80,249
PCCW Ltd.	29,000	18,509
TDC A/S	14,808	117,138
Telecom Italia SpA (a)	45,924	54,884
Telefonica SA	2,429	37,735
Telenor ASA	1,023	20,524
Telstra Corp. Ltd.	37,409	186,204
		1,124,755
Wireless Telecommunication Services - 4.0%
Advanced Info Service PCL (For. Reg.)	3,200	23,062
China Mobile Ltd.	22,768	308,966
Drillisch AG	765	31,987
KDDI Corp.	17,400	1,205,818
Mobile TeleSystems OJSC (a)	4,978	20,076
MTN Group Ltd.	2,086	36,948
Philippine Long Distance Telephone Co.	510	36,609
SK Telecom Co. Ltd.	1,142	298,739
SoftBank Corp.	1,400	86,465
Vodafone Group PLC	169,125	585,394
		2,634,064
TOTAL TELECOMMUNICATION SERVICES		3,758,819
UTILITIES - 1.8%
Electric Utilities - 0.5%
Fortum Corp.	855	19,480
Iberdrola SA	8,934	61,055
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
Red Electrica Corporacion SA	400	$ 34,082
Scottish & Southern Energy PLC	7,421	180,217
Tohoku Electric Power Co., Inc.	1,600	18,739
		313,573
Gas Utilities - 0.3%
APA Group unit	10,266	73,721
China Resources Gas Group Ltd.	24,000	59,352
Tokyo Gas Co. Ltd.	17,000	103,485
		236,558
Multi-Utilities - 1.0%
Canadian Utilities Ltd. Class A (non-vtg.)	1,763	58,597
Centrica PLC	13,946	52,599
GDF Suez	18,717	416,287
National Grid PLC	5,751	78,666
RWE AG	2,000	55,919
Suez Environnement SA	966	17,237
		679,305
TOTAL UTILITIES		1,229,436
TOTAL COMMON STOCKS (Cost $49,360,992)		60,412,656
Nonconvertible Preferred Stocks - 1.1%

CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
Volkswagen AG	642	162,006
CONSUMER STAPLES - 0.6%
Beverages - 0.1%
Ambev SA sponsored ADR	11,216	72,343
Household Products - 0.5%
Henkel AG & Co. KGaA	2,812	333,085
TOTAL CONSUMER STAPLES		405,428
FINANCIALS - 0.1%
Banks - 0.1%
Itau Unibanco Holding SA	2,420	31,116
Nonconvertible Preferred Stocks - continued
	Shares	Value
MATERIALS - 0.0%
Metals & Mining - 0.0%
Gerdau SA sponsored ADR	8,027	$ 28,656
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Telecom Italia SpA (Risparmio Shares)	51,913	50,940
Telefonica Brasil SA sponsored ADR	1,396	25,874
		76,814
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $584,923)		704,020
Equity Funds - 1.6%

Europe Stock Funds - 1.6%
WisdomTree Europe Hedged Equity ETF (Cost $1,001,411)	16,800	1,080,912
U.S. Treasury Obligations - 0.1%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.03% 4/23/15 to 5/7/15 (d) (Cost $89,997)	$ 90,000	89,998
Money Market Funds - 5.9%
	Shares
SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $3,909,029)	3,909,029	3,909,029
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $54,946,352)		66,196,615
NET OTHER ASSETS (LIABILITIES) - 0.2%		132,542
NET ASSETS - 100%		$ 66,329,157
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
8 CME Nikkei 225 Index Contracts (United States)	March 2015	$ 755,200	$ 33,046
15 NYSE E-mini MSCI EAFE Index Contracts (United States)	March 2015	1,406,475	69,372
TOTAL EQUITY INDEX CONTRACTS		$ 2,161,675	$ 102,418

The face value of futures purchased as a percentage of net assets is 3.3%

For the period, the average monthly notional amount for futures in the aggregate was $2,539,813.
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $51,364 or 0.1% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $89,998.
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 7,702,810	$ 5,632,436	$ 2,070,374	$ -
Consumer Staples	7,447,196	3,331,809	4,115,387	-
Energy	3,201,039	1,245,509	1,955,530	-
Financials	14,095,320	9,693,921	4,401,399	-
Health Care	7,001,014	2,770,077	4,230,937	-
Industrials	7,182,133	6,912,286	269,847	-
Information Technology	5,556,357	4,854,874	700,903	580
Materials	3,865,738	3,330,733	535,005	-
Telecommunication Services	3,835,641	1,784,983	2,050,658	-
Utilities	1,229,436	1,150,770	78,666	-
Equity Funds	1,080,912	1,080,912	-	-
U.S. Treasury Obligations	89,998	-	89,998	-
Money Market Funds	3,909,021	3,909,021	-	-
Total Investments in Securities:	$ 66,196,615	$ 45,697,331	$ 20,498,704	$ 580
Derivative Instruments:
Assets
Futures Contracts	$ 102,418	$ 102,418	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 1,791,189
Level 2 to Level 1	$ 5,987,393
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 102,418	$ -
Total Value of Derivatives	$ 102,418	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
Japan	18.9%
United Kingdom	17.7%
Switzerland	9.7%
United States of America	9.7%
France	9.4%
Germany	7.4%
Netherlands	3.8%
Australia	2.6%
Hong Kong	2.6%
Sweden	2.3%
Spain	2.0%
Canada	1.8%
Korea (South)	1.2%
Italy	1.1%
Taiwan	1.0%
Others (Individually Less Than 1%)	8.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $54,946,352)		$ 66,196,615
Cash		5,609
Foreign currency held at value (cost $6,946)		6,968
Receivable for investments sold		190,107
Receivable for fund shares sold		34,709
Dividends receivable		182,063
Prepaid expenses		38
Other receivables		394
Total assets		66,616,503

Liabilities
Payable for investments purchased	$ 161,173
Payable for fund shares redeemed	285
Accrued management fee	35,528
Distribution and service plan fees payable	22
Audit fee payable	35,446
Custody fee payable	43,860
Payable for daily variation margin for derivative instruments	1,325
Other affiliated payables	7,370
Other payables and accrued expenses	2,337
Total liabilities		287,346

Net Assets		$ 66,329,157
Net Assets consist of:
Paid in capital		$ 55,130,273
Distributions in excess of net investment income		(291)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(143,049)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,342,224
Net Assets		$ 66,329,157

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2015
International Multi-Manager: Net Asset Value, offering price and redemption price per share ($63,653,172 ÷ 5,239,613 shares)	$ 12.15

Class F: Net Asset Value, offering price and redemption price per share ($2,464,725 ÷ 202,740 shares)	$ 12.16

Class L: Net Asset Value, offering price and redemption price per share ($105,802 ÷ 8,718 shares)	$ 12.14

Class N: Net Asset Value, offering price and redemption price per share ($105,458 ÷ 8,693 shares)	$ 12.13

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2015
Investment Income
Dividends: Unaffiliated issuers		$ 1,780,249
Interest		17
Income before foreign taxes withheld		1,780,266
Less foreign taxes withheld		(143,390)
Total income		1,636,876

Expenses
Management fee	$ 430,775
Transfer agent fees	59,035
Distribution and service plan fees	257
Accounting fees and expenses	33,886
Custodian fees and expenses	125,859
Independent trustees' compensation	738
Registration fees	39,962
Audit	55,178
Legal	452
Miscellaneous	654
Total expenses before reductions	746,796
Expense reductions	(16,332)	730,464
Net investment income (loss)		906,412
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,014,425
Foreign currency transactions	(31,907)
Futures contracts	132,007
Realized gain distributions from underlying funds:
Unaffiliated issuers	33,902
Total net realized gain (loss)		2,148,427
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,161,435)
Assets and liabilities in foreign currencies	(17,976)
Futures contracts	27,256
Total change in net unrealized appreciation (depreciation)		(2,152,155)
Net gain (loss)		(3,728)
Net increase (decrease) in net assets resulting from operations		$ 902,684

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 906,412	$ 1,436,890
Net realized gain (loss)	2,148,427	1,643,311
Change in net unrealized appreciation (depreciation)	(2,152,155)	8,202,806
Net increase (decrease) in net assets resulting from operations	902,684	11,283,007
Distributions to shareholders from net investment income	(1,434,668)	(895,819)
Distributions to shareholders from net realized gain	(2,718,059)	(1,208,199)
Total distributions	(4,152,727)	(2,104,018)
Share transactions - net increase (decrease)	(758,476)	4,726,850
Redemption fees	14	157
Total increase (decrease) in net assets	(4,008,505)	13,905,996

Net Assets
Beginning of period	70,337,662	56,431,666
End of period (including distributions in excess of net investment income of $291 and undistributed net investment income of $560,266, respectively)	$ 66,329,157	$ 70,337,662

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Multi-Manager

Years ended February 28,	2015	2014	2013 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.80	$ 11.04	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17	.27 E	.11
Net realized and unrealized gain (loss)	(.03)	1.89	1.05
Total from investment operations	.14	2.16	1.16
Distributions from net investment income	(.27)	(.17)	(.10)
Distributions from net realized gain	(.52)	(.23)	(.02)
Total distributions	(.79)	(.40)	(.12)
Redemption fees added to paid in capital D, I	-	-	-
Net asset value, end of period	$ 12.15	$ 12.80	$ 11.04
Total Return B, C	1.25%	19.74%	11.64%
Ratios to Average Net Assets G
Expenses before reductions	1.14%	1.20%	1.29% A
Expenses net of fee waivers, if any	1.14%	1.18%	1.18% A
Expenses net of all reductions	1.12%	1.17%	1.16% A
Net investment income (loss)	1.38%	2.29% E	1.26% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,653	$ 68,582	$ 56,164
Portfolio turnover rate H	41%	46%	42% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

F For the period May 2, 2012 (commencement of operations) to February 28, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2015	2014	2013 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.82	$ 11.05	$ 10.69
Income from Investment Operations
Net investment income (loss) D	.18	.29 E	.01
Net realized and unrealized gain (loss)	(.04)	1.88	.35
Total from investment operations	.14	2.17	.36
Distributions from net investment income	(.29)	(.17)	-
Distributions from net realized gain	(.52)	(.23)	-
Total distributions	(.80) J	(.40)	-
Redemption fees added to paid in capital D, I	-	-	-
Net asset value, end of period	$ 12.16	$ 12.82	$ 11.05
Total Return B, C	1.30%	19.85%	3.37%
Ratios to Average Net Assets G
Expenses before reductions	1.05%	1.16%	1.25% A
Expenses net of fee waivers, if any	1.05%	1.09%	1.09% A
Expenses net of all reductions	1.03%	1.08%	1.07% A
Net investment income (loss)	1.48%	2.38% E	.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,465	$ 1,547	$ 267
Portfolio turnover rate H	41%	46%	42% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.59%.

F For the period December 18, 2012 (commencement of operations) to February 28, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

J Total distributions of $.80 per share is comprised of distributions from net investment income of $.286 and distributions from net realized gain of $.517 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended February 28,	2015	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.80	$ 12.62
Income from Investment Operations
Net investment income (loss) D	.17	.11 E
Net realized and unrealized gain (loss)	(.04)	.45
Total from investment operations	.13	.56
Distributions from net investment income	(.28)	(.17)
Distributions from net realized gain	(.52)	(.21)
Total distributions	(.79) J	(.38)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 12.14	$ 12.80
Total Return B, C	1.21%	4.57%
Ratios to Average Net Assets G
Expenses before reductions	1.15%	1.33% A
Expenses net of fee waivers, if any	1.15%	1.18% A
Expenses net of all reductions	1.13%	1.17% A
Net investment income (loss)	1.38%	2.88% A, E
Supplemental Data
Net assets, end of period (000 omitted)	$ 106	$ 105
Portfolio turnover rate H	41%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.09%.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

J Total distributions of $.79 per share is comprised of distributions from net investment income of $.275 and distributions from net realized gain of $.517 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended February 28,	2015	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.79	$ 12.62
Income from Investment Operations
Net investment income (loss) D	.14	.10 E
Net realized and unrealized gain (loss)	(.04)	.45
Total from investment operations	.10	.55
Distributions from net investment income	(.24)	(.17)
Distributions from net realized gain	(.52)	(.21)
Total distributions	(.76)	(.38)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 12.13	$ 12.79
Total Return B, C	.95%	4.45%
Ratios to Average Net Assets G
Expenses before reductions	1.40%	1.59% A
Expenses net of fee waivers, if any	1.40%	1.43% A
Expenses net of all reductions	1.38%	1.42% A
Net investment income (loss)	1.13%	2.63% A, E
Supplemental Data
Net assets, end of period (000 omitted)	$ 105	$ 104
Portfolio turnover rate H	41%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.84%.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Strategic Advisers International Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers International Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level,

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

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2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 13,087,395
Gross unrealized depreciation	(2,048,339)
Net unrealized appreciation (depreciation) on securities	$ 11,039,056

Tax Cost	$ 55,157,559

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 530,549
Net unrealized appreciation (depreciation) on securities and other investments	$ 11,028,599

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 1,729,849	$ 1,208,713
Long-term Capital Gains	2,422,878	895,305
Total	$ 4,152,727	$ 2,104,018

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

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3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $132,007 and a change in net unrealized appreciation (depreciation) of $27,256 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $25,179,975 and $28,227,190, respectively.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .66% of the Fund's average net assets.

Sub-Advisers. Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), Pyramis Global Advisors, LLC (an affiliate of the investment adviser) and William Blair & Company, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Thompson, Siegel & Walmsley LLC (TS&W) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, TS&W has not been allocated any portion of the Fund's assets. TS&W in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2015, the Board of Trustees approved the appointment of Arrowstreet Capital, Limited Partnership as an additional sub-adviser for the Fund.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 257	$ 257

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
International Multi-Manager	$ 58,831.09
Class L	102.10
Class N	102.10
	$ 59,035

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $102 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $16,332 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014A
From net investment income
International Multi-Manager	$ 1,385,396	$ 878,745
Class F	44,987	14,394
Class L	2,272	1,356
Class N	2,013	1,324
Total	$ 1,434,668	$ 895,819

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Notes to Financial Statements - continued

8. Distributions to Shareholders - continued

Years ended February 28,	2015	2014A
From net realized gain
International Multi-Manager	$ 2,624,206	$ 1,186,847
Class F	85,289	18,024
Class L	4,283	1,664
Class N	4,281	1,664
Total	$ 2,718,059	$ 1,208,199

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014A	2015	2014A
International Multi-Manager
Shares sold	145,819	130,491	$ 1,782,542	$ 1,604,892
Reinvestment of distributions	335,000	168,763	4,009,602	2,065,592
Shares redeemed	(597,389)	(28,659)	(7,566,740)	(344,449)
Net increase (decrease)	(116,570)	270,595	$ (1,774,596)	$ 3,326,035
Class F
Shares sold	89,216	101,699	$ 1,094,055	$ 1,260,107
Reinvestment of distributions	10,927	2,636	130,276	32,418
Shares redeemed	(18,073)	(7,859)	(221,060)	(97,718)
Net increase (decrease)	82,070	96,476	$ 1,003,271	$ 1,194,807
Class L
Shares sold	-	7,924	$ -	$ 100,000
Reinvestment of distributions	549	245	6,555	3,020
Net increase (decrease)	549	8,169	$ 6,555	$ 103,020
Class N
Shares sold	-	7,924	$ -	$ 100,000
Reinvestment of distributions	526	243	6,294	2,988
Net increase (decrease)	526	8,167	$ 6,294	$ 102,988

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future

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10. Other - continued

claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 94% of the total outstanding shares of the Fund.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers International Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers International Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class F	04/13/15	04/10/15	$0.098

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2015, $2,290,057, or, if subsequently determined to be different, the net capital gain of such year.

Class F designates 3% of the dividends distributed in December 2014, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class F	4/7/14	$0.1115	$0.0025
Class F	12/8/14	$0.2592	$0.0252

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Causeway Capital Management LLC (Causeway), Massachusetts Financial Services Company (MFS), Pyramis Global Advisors, LLC (Pyramis), and William Blair & Company, LLC (William Blair) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Causeway, MFS, Pyramis, and William Blair (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2013, the total return of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers International Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the first quartile and that Class F had out-performed 80% of its peers for the one-year period ended December 31, 2013. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted that the fund's maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.18%, 1.18%, and 1.43%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.09% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers International Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended Feb-ruary 28, 2014.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each of the retail class, Class L, and Class N were above, and the total expenses of Class F were below, the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2014. The Board considered that, in general, various factors can affect total expenses. The total expenses for retail class and Class L ranked below median when compared to a universe of no-load funds. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee.

Annual Report

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers International Multi-Manager Fund

On September 4, 2014, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with Thompson, Siegel & Walmsley LLC (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser(s).

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or the portion of the management fee retained by Strategic Advisers, if any. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.18%, 1.18% and 1.43%, respectively, through April 30, 2015. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.09% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser(s), the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser(s) will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Arrowstreet Capital,
Limited Partnership

Causeway Capital Management LLC

Massachusetts Financial Services Company

Pyramis Global Advisors, LLC

Thompson, Siegel & Walmsley LLC

William Blair & Company, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

STG-F-ANN-0415
1.951515.102

Strategic Advisers® International Multi-Manager Fund - Class L and Class N

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Life of fundA
Class LB	1.21%	11.30%
Class NC	0.95%	11.15%

A From May 2, 2012.

B The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® International Multi-Manager Fund, the original class of the fund.

C Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® International Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

Annual Report

$10,000 Over Life of Fund

Let's say hyphothetically that $10,000 was invested in Strategic Advisers® International Multi-Manager Fund - Class L on May 2, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period. See footnote B on the previous page for additional information regarding the performance of Class L.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks posted a slight gain for the 12-month period ending February 28, 2015, amid recessionary pressure in parts of Asia and anemic economic growth in the eurozone. The MSCI ACWI (All Country World Index) ex USA Index rose 1.00%, advancing early on but declining in the second half as the U.S. dollar extended its rise and oil prices tumbled. Europe (-3%) was hampered by late-period deflationary concerns and currency weakness; investors were surprised when Switzerland (+1%) unpegged its franc from the euro, with Spain (-6%) and Italy (-10%) chiefly affected. Greece (-56%) headlined again, reprising fears of default or even a eurozone exit. Germany (-4%), Europe's largest economy, cut growth forecasts in December on declining exports. The U.K. (-3%) endured decelerating growth and a cooling housing market. Across the Pacific, Japan (+9%) fought encroaching recession by expanding its already-aggressive economic stimulus plan; Europe followed suit in January. Emerging markets (+4%) saw late-period outflows ahead of potential U.S. Federal Reserve tightening. Countries dependent on resources exports were among the worst performers, including Russia (-25%) and Brazil (-10%). Net importers such as China (+19%) fared better given lower input costs to production, with India (+37%) buoyed further by optimism for regulatory reform.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® International Multi-Manager Fund: For the year, the Class L and Class N shares of Strategic Advisers® International Multi-Manager Fund (the Fund) rose 1.21% and 0.95%, respectively, outpacing the 0.10% gain of the MSCI EAFE Index. Relative to the benchmark, sub-adviser Massachusetts Financial Services' (MFS) International Value strategy was the biggest relative contributor by far. MFS's quality-focused all-cap approach delivered solid security selection in Europe, as well as beneficial overall positioning in strong-performing Japan and the United States, the latter of which was outside the benchmark. Quality growth-oriented William Blair & Company also aided relative performance, led by productive stock picks in health care, financials and information technology, particularly in the United Kingdom, and among U.S.-domiciled multinational companies. MFS's International Research Equity strategy was a further contributor, fueled by favorable selections in energy, technology and health care, along with out-of-benchmark exposure to emerging markets. On the downside, Causeway Capital Management was the principal detractor, due to adverse stock choices in financials and industrials, coupled with an overweighting in energy, primarily in France, Spain and Singapore. We hired Thompson, Siegel & Walmsley as a sub-adviser in September, but as of period end had yet to invest any assets in its strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
International Multi-Manager	1.12%
Actual		$ 1,000.00	$ 1,006.30	$ 5.57
HypotheticalA		$ 1,000.00	$ 1,019.24	$ 5.61
Class F	1.03%
Actual		$ 1,000.00	$ 1,006.30	$ 5.12
HypotheticalA		$ 1,000.00	$ 1,019.69	$ 5.16
Class L	1.12%
Actual		$ 1,000.00	$ 1,006.20	$ 5.57
HypotheticalA		$ 1,000.00	$ 1,019.24	$ 5.61
Class N	1.37%
Actual		$ 1,000.00	$ 1,004.00	$ 6.81
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 6.85

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG	2.0	2.2
KDDI Corp.	1.8	1.7
Nestle SA	1.7	1.8
Roche Holding AG (participation certificate)	1.7	1.6
WisdomTree Europe Hedged Equity ETF	1.6	0.0
Bayer AG	1.5	1.6
Danone SA	1.2	1.1
Reckitt Benckiser Group PLC	1.1	1.1
Zurich Insurance Group AG	1.0	1.0
GlaxoSmithKline PLC	1.0	1.0
	14.6
Top Five Market Sectors as of February 28, 2015
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.3	21.8
Consumer Discretionary	11.7	10.4
Consumer Staples	11.2	11.7
Industrials	10.8	11.7
Health Care	10.6	10.4
Geographic Diversification (% of fund's net assets)
As of February 28, 2015
Japan 18.9%
United Kingdom 17.7%
Switzerland 9.7%
United States of America* 9.7%
France 9.4%
Germany 7.4%
Netherlands 3.8%
Australia 2.6%
Hong Kong 2.6%
Other 18.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
As of August 31, 2014
United Kingdom 18.2%
Japan 17.9%
Switzerland 10.3%
France 9.9%
United States of America* 8.0%
Germany 7.4%
Netherlands 3.9%
Australia 3.0%
Hong Kong 2.3%
Other 19.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
Asset Allocation (% of fund's net assets)
As of February 28, 2015	As of August 31, 2014
Stocks 92.2%	Stocks 93.0%
Europe Stock Funds 1.6%	Europe Stock Funds 0.0%
Other 0.0%	Other 0.1%
Short-Term Investments and Net Other Assets (Liabilities) 6.2%	Short-Term Investments and Net Other Assets (Liabilities) 6.9%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 91.1%
	Shares	Value
CONSUMER DISCRETIONARY - 11.4%
Auto Components - 1.0%
Autoliv, Inc.	1,195	$ 134,438
Bridgestone Corp.	1,200	45,984
Compagnie Plastic Omnium	492	14,978
Continental AG	718	171,382
DENSO Corp.	4,900	230,121
Valeo SA	397	59,753
		656,656
Automobiles - 2.3%
Bayerische Motoren Werke AG (BMW)	590	74,607
Brilliance China Automotive Holdings Ltd.	8,000	15,699
Daimler AG (Germany)	1,559	150,925
Fuji Heavy Industries Ltd.	4,800	162,949
Honda Motor Co. Ltd.	5,700	188,529
Hyundai Motor Co.	1,300	189,491
Isuzu Motors Ltd.	3,100	45,013
Mazda Motor Corp.	1,300	27,777
Renault SA	643	61,773
Suzuki Motor Corp.	1,400	44,238
Tata Motors Ltd. sponsored ADR	801	39,425
Toyota Motor Corp.	7,500	506,957
Volkswagen AG	57	14,119
		1,521,502
Diversified Consumer Services - 0.0%
Kroton Educacional SA	1,500	5,490
Hotels, Restaurants & Leisure - 2.0%
Accor SA	659	34,531
Carnival PLC	4,548	204,734
Compass Group PLC	31,599	561,993
Flight Centre Travel Group Ltd.	947	30,532
InterContinental Hotel Group PLC	1,874	76,453
Sands China Ltd.	12,000	54,772
Whitbread PLC	3,458	280,545
Yum! Brands, Inc.	1,360	110,310
		1,353,870
Household Durables - 0.7%
Barratt Developments PLC	4,000	31,834
Casio Computer Co. Ltd.	500	8,752
Coway Co. Ltd.	120	9,394
Nikon Corp.	14,700	189,856
Sony Corp.	2,600	73,461
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Taylor Wimpey PLC	25,020	$ 55,816
Techtronic Industries Co. Ltd.	19,000	65,777
		434,890
Internet & Catalog Retail - 0.1%
Rakuten, Inc.	2,700	44,961
Vipshop Holdings Ltd. ADR (a)	1,392	34,034
		78,995
Leisure Products - 0.1%
Sankyo Co. Ltd. (Gunma)	1,100	41,471
Yamaha Corp.	2,700	45,728
		87,199
Media - 2.4%
Altice SA	800	79,766
Dentsu, Inc.	700	30,487
Fuji Media Holdings, Inc.	7,100	100,424
ITV PLC	61,570	214,159
Naspers Ltd. Class N	222	32,582
Nippon Television Network Corp.	3,600	59,556
ProSiebenSat.1 Media AG	3,729	183,171
Publicis Groupe SA	1	82
realestate.com.au Ltd.	397	15,204
Reed Elsevier NV	21,436	531,503
Reed Elsevier PLC	2,905	50,020
Telenet Group Holding NV (a)	491	28,159
UBM PLC	3,332	27,907
WPP PLC	8,793	207,747
		1,560,767
Multiline Retail - 0.3%
Dollarama, Inc.	577	28,857
Don Quijote Holdings Co. Ltd.	400	31,064
Lifestyle International Holdings Ltd.	8,000	14,750
Marui Group Co. Ltd.	800	9,369
Next PLC	668	77,295
Ryohin Keikaku Co. Ltd.	300	39,097
		200,432
Specialty Retail - 1.1%
Esprit Holdings Ltd.	90,550	93,635
Fielmann AG	216	14,960
H&M Hennes & Mauritz AB (B Shares)	5,039	219,886
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Inditex SA	1,715	$ 53,900
Kingfisher PLC	28,289	159,511
Nitori Holdings Co. Ltd.	1,100	72,828
USS Co. Ltd.	7,300	129,005
		743,725
Textiles, Apparel & Luxury Goods - 1.4%
adidas AG	325	25,251
Burberry Group PLC	1,200	34,681
Compagnie Financiere Richemont SA Series A	811	71,459
Global Brands Group Holding Ltd. (a)	148,000	25,380
Hermes International SCA	80	25,814
Japan Tobacco, Inc.	15,000	472,978
Kering SA	200	40,733
Li & Fung Ltd.	24,000	24,539
LVMH Moet Hennessy - Louis Vuitton SA	962	176,443
		897,278
TOTAL CONSUMER DISCRETIONARY		7,540,804
CONSUMER STAPLES - 10.6%
Beverages - 1.8%
Anheuser-Busch InBev SA NV	1,459	185,089
Asahi Group Holdings	1,700	52,531
Diageo PLC	5,050	150,739
Embotelladoras Arca S.A.B. de CV (a)	2,746	17,435
Heineken NV (Bearer)	3,171	247,828
ITO EN Ltd.	1,400	29,094
Pernod Ricard SA	3,495	414,379
SABMiller PLC	1,500	85,105
		1,182,200
Food & Staples Retailing - 0.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,201	46,345
Seven & i Holdings Co., Ltd.	2,000	76,464
Sundrug Co. Ltd.	1,500	73,730
Tesco PLC	18,070	68,404
Tsuruha Holdings, Inc.	400	27,018
Woolworths Ltd.	1,607	38,563
		330,524
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - 3.9%
Danone SA	11,394	$ 793,288
M. Dias Branco SA	1,507	44,062
Nestle SA	14,862	1,161,522
Saputo, Inc.	1,294	37,595
Toyo Suisan Kaisha Ltd.	2,000	71,390
Unilever NV (Certificaten Van Aandelen) (Bearer)	6,157	267,575
Unilever PLC	4,028	177,662
Viscofan Envolturas Celulosicas SA	209	12,889
		2,565,983
Household Products - 1.6%
Colgate-Palmolive Co.	4,188	296,594
Reckitt Benckiser Group PLC	8,255	745,112
Svenska Cellulosa AB (SCA) (B Shares)	2,000	49,754
		1,091,460
Personal Products - 1.5%
Beiersdorf AG	596	51,776
Kao Corp.	12,000	536,677
Kobayashi Pharmaceutical Co. Ltd.	1,600	109,676
Kose Corp.	1,800	91,787
L'Oreal SA	1,245	226,050
		1,015,966
Tobacco - 1.3%
British American Tobacco PLC (United Kingdom)	9,708	565,996
Imperial Tobacco Group PLC	2,387	117,667
KT&G Corp.	2,367	171,972
		855,635
TOTAL CONSUMER STAPLES		7,041,768
ENERGY - 4.8%
Energy Equipment & Services - 0.5%
Technip SA	3,673	239,300
Tecnicas Reunidas SA	1,923	79,708
		319,008
Oil, Gas & Consumable Fuels - 4.3%
BG Group PLC	28,223	415,518
BP PLC	12,302	84,721
Cairn Energy PLC (a)	23,137	72,690
Canadian Natural Resources Ltd.	2,658	77,310
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Cenovus Energy, Inc.	1,371	$ 23,656
CNOOC Ltd.	113,000	161,670
Dragon Oil PLC	2,543	21,181
Enbridge, Inc.	2,002	93,094
Galp Energia SGPS SA Class B	3,910	45,964
Imperial Oil Ltd.	2,500	96,472
INPEX Corp.	11,000	130,437
Oil Search Ltd. ADR	10,484	66,848
Peyto Exploration & Development Corp.	665	18,597
Reliance Industries Ltd. sponsored GDR (c)	1,841	51,364
Repsol YPF SA	3,910	75,587
Royal Dutch Shell PLC:
Class A (Netherlands)	1,459	47,637
Class A (United Kingdom)	20,440	665,904
Statoil ASA	2,100	39,449
Suncor Energy, Inc.	3,400	102,073
Total SA	10,063	540,631
Tullow Oil PLC	2,407	14,392
Woodside Petroleum Ltd.	1,340	36,836
		2,882,031
TOTAL ENERGY		3,201,039
FINANCIALS - 21.2%
Banks - 10.4%
Australia & New Zealand Banking Group Ltd.	8,871	244,970
Banco Bilbao Vizcaya Argentaria SA	4,276	42,777
Banco Popolare Societa Cooperativa (a)	1,435	22,128
Bank of Ireland (a)	227,129	86,231
Bankinter SA	5,606	43,845
Barclays PLC	71,618	283,595
BNP Paribas SA	7,340	427,858
BOC Hong Kong (Holdings) Ltd.	28,000	98,739
Chiba Bank Ltd.	7,000	52,723
China Merchants Bank Co. Ltd. (H Shares)	17,000	38,797
Commonwealth Bank of Australia	1,182	84,899
Credicorp Ltd. (United States)	242	35,143
Criteria CaixaCorp SA	11,728	54,466
Danske Bank A/S	2,283	60,461
DBS Group Holdings Ltd.	13,300	190,983
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
DNB ASA	11,964	$ 194,769
Erste Group Bank AG	2,322	60,855
First Gulf Bank PJSC	2,928	14,230
Hang Seng Bank Ltd.	1,800	32,817
HDFC Bank Ltd. sponsored ADR	2,600	161,226
HSBC Holdings PLC:
(Hong Kong)	22,400	200,683
(United Kingdom)	42,076	375,073
ING Groep NV (Certificaten Van Aandelen) (a)	33,574	498,010
Intesa Sanpaolo SpA	112,099	374,054
Joyo Bank Ltd.	9,000	48,301
Jyske Bank A/S (Reg.) (a)	641	27,751
Kasikornbank PCL:
NVDR	6,500	43,628
(For. Reg.)	3,400	22,716
KBC Groupe SA	5,273	319,939
Lloyds Banking Group PLC	304,972	371,496
Mitsubishi UFJ Financial Group, Inc.	54,800	356,910
Nordea Bank AB	9,200	124,145
North Pacific Bank Ltd.	9,600	37,557
Oversea-Chinese Banking Corp. Ltd.	4,200	32,297
PT Bank Rakyat Indonesia Tbk	34,100	33,968
Royal Bank of Scotland Group PLC (a)	23,337	131,899
Sberbank of Russia sponsored ADR	4,808	24,742
Seven Bank Ltd.	7,800	37,818
Societe Generale Series A	1,673	77,349
Standard Chartered PLC (United Kingdom)	8,351	127,767
Sumitomo Mitsui Financial Group, Inc.	14,000	557,810
Sumitomo Mitsui Trust Holdings, Inc.	10,000	41,547
Svenska Handelsbanken AB (A Shares)	900	45,340
Swedbank AB (A Shares)	5,400	140,554
Sydbank A/S	1,311	40,893
The Hachijuni Bank Ltd.	6,000	44,890
The Suruga Bank Ltd.	6,000	126,094
The Toronto-Dominion Bank	689	30,203
UniCredit SpA	7,392	49,177
Unione di Banche Italiane ScpA	4,040	31,692
United Overseas Bank Ltd.	2,900	49,091
Westpac Banking Corp.	7,655	227,700
		6,882,606
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - 1.9%
Banca Generali SpA	907	$ 25,679
Cetip SA - Mercados Organizado	1,000	12,118
CI Financial Corp.	1,323	37,168
Credit Suisse Group AG	4,265	104,031
Daiwa Securities Group, Inc.	9,000	72,594
Julius Baer Group Ltd.	4,071	187,932
Macquarie Group Ltd.	2,082	118,534
Partners Group Holding AG	217	66,635
Schroders PLC	700	33,231
UBS Group AG	35,050	615,815
		1,273,737
Consumer Finance - 0.2%
ACOM Co. Ltd. (a)	7,400	23,754
AEON Financial Service Co. Ltd.	3,000	68,840
Provident Financial PLC	412	17,460
		110,054
Diversified Financial Services - 0.7%
Deutsche Boerse AG	431	35,160
FirstRand Ltd.	5,300	24,305
Fubon Financial Holding Co. Ltd.	25,000	44,526
Hong Kong Exchanges and Clearing Ltd.	1,000	23,080
IG Group Holdings PLC	8,974	101,276
Japan Exchange Group, Inc.	1,200	33,806
London Stock Exchange Group PLC	1,272	48,702
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,700	17,878
ORIX Corp.	10,700	151,745
		480,478
Insurance - 5.5%
AEGON NV	7,466	57,754
AIA Group Ltd.	82,200	483,822
Amlin PLC	5,807	47,470
AMP Ltd.	6,607	34,590
Assicurazioni Generali SpA	2,700	55,594
Aviva PLC	36,320	300,679
AXA SA	14,584	370,306
BB Seguridade Participacoes SA	3,100	35,382
Catlin Group Ltd.	474	5,009
Direct Line Insurance Group PLC	7,572	38,273
Euler Hermes SA	413	45,621
Fairfax Financial Holdings Ltd. (sub. vtg.)	449	235,616
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Gjensidige Forsikring ASA	811	$ 14,134
Hiscox Ltd.	14,714	179,685
Jardine Lloyd Thompson Group PLC	4,729	69,979
MAPFRE SA (Reg.)	8,468	29,746
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	9,500	105,647
Prudential PLC	15,586	391,150
Sampo Oyj (A Shares)	4,290	216,513
Sanlam Ltd.	2,176	14,101
Sony Financial Holdings, Inc.	11,100	168,135
St. James's Place Capital PLC	4,146	60,680
Tokio Marine Holdings, Inc.	500	18,184
Zurich Insurance Group AG	2,124	679,074
		3,657,144
Real Estate Investment Trusts - 0.5%
British Land Co. PLC	3,762	48,119
Derwent London PLC	304	15,723
Fibra Uno Administracion SA de CV	6,800	19,101
Intu Properties PLC	9,845	53,729
Nippon Prologis REIT, Inc.	5	11,536
Nomura Real Estate Office Fund, Inc.	5	24,911
Unibail-Rodamco	450	129,720
Westfield Corp. unit	7,601	58,266
		361,105
Real Estate Management & Development - 2.0%
AEON MALL Co. Ltd.	990	19,142
Brookfield Asset Management, Inc.	1,077	58,460
CapitaLand Ltd.	7,000	18,439
Cheung Kong Holdings Ltd.	3,000	59,375
China Overseas Land and Investment Ltd.	12,000	36,592
Daito Trust Construction Co. Ltd.	200	21,626
Deutsche Annington Immobilien SE	5,456	210,488
Deutsche Wohnen AG (Bearer)	10,070	277,608
Emaar Properties PJSC	8,383	17,232
GAGFAH SA	4,563	107,549
Hongkong Land Holdings Ltd.	5,000	37,750
Hysan Development Co. Ltd.	4,000	19,186
LEG Immobilien AG	1,220	100,332
Lend Lease Group unit	2,716	36,822
Mitsui Fudosan Co. Ltd.	2,000	54,947
Sino Land Ltd.	14,000	22,889
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Sumitomo Realty & Development Co. Ltd.	2,000	$ 68,731
Sun Hung Kai Properties Ltd.	3,000	47,036
TAG Immobilien AG	6,310	84,876
		1,299,080
TOTAL FINANCIALS		14,064,204
HEALTH CARE - 10.6%
Biotechnology - 0.1%
Actelion Ltd.	500	59,842
Health Care Equipment & Supplies - 0.7%
Ansell Ltd.	1,355	26,639
Coloplast A/S Series B	420	33,539
Essilor International SA	522	61,014
Nihon Kohden Corp.	1,500	77,116
Olympus Corp. (a)	1,500	54,357
Sonova Holding AG Class B	107	14,826
Sysmex Corp.	1,000	53,668
Terumo Corp.	5,800	160,000
		481,159
Health Care Providers & Services - 0.1%
Fresenius SE & Co. KGaA	900	51,546
Miraca Holdings, Inc.	600	28,790
		80,336
Health Care Technology - 0.1%
M3, Inc.	1,000	22,219
Life Sciences Tools & Services - 0.1%
Eurofins Scientific SA	76	20,620
ICON PLC (a)	253	17,460
Lonza Group AG	138	17,008
Morphosys AG (a)	165	13,752
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	413	16,499
		85,339
Pharmaceuticals - 9.5%
Astellas Pharma, Inc.	14,900	236,781
AstraZeneca PLC (United Kingdom)	2,506	172,698
Bayer AG	6,557	968,932
BTG PLC (a)	2,067	24,205
GlaxoSmithKline PLC	28,613	678,453
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Hikma Pharmaceuticals PLC	1,802	$ 68,799
Novartis AG	13,176	1,347,564
Novo Nordisk A/S Series B	4,251	203,430
Roche Holding AG (participation certificate)	4,203	1,145,273
Sanofi SA	4,471	437,301
Santen Pharmaceutical Co. Ltd.	5,100	341,492
Shire PLC	2,841	229,187
Teva Pharmaceutical Industries Ltd.	300	17,031
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,421	252,085
UCB SA	445	34,037
Valeant Pharmaceuticals International (Canada) (a)	583	114,851
		6,272,119
TOTAL HEALTH CARE		7,001,014
INDUSTRIALS - 10.8%
Aerospace & Defense - 0.7%
BAE Systems PLC	4,900	40,245
Cobham PLC	40,829	215,135
Finmeccanica SpA (a)	6,800	82,335
Meggitt PLC	2,671	22,474
Rolls-Royce Group PLC	3,300	48,349
Safran SA	1,000	70,388
		478,926
Air Freight & Logistics - 0.9%
PostNL NV (a)	23,126	103,258
Yamato Holdings Co. Ltd.	21,000	491,536
		594,794
Airlines - 0.6%
easyJet PLC	2,873	76,823
International Consolidated Airlines Group SA (a)	6,100	54,589
International Consolidated Airlines Group SA CDI (a)	26,616	238,328
Ryanair Holdings PLC sponsored ADR	900	57,015
		426,755
Building Products - 0.5%
ASSA ABLOY AB (B Shares)	830	49,828
Compagnie de St. Gobain	1,576	70,959
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Building Products - continued
Daikin Industries Ltd.	1,200	$ 78,214
Geberit AG (Reg.)	440	156,736
		355,737
Commercial Services & Supplies - 0.7%
Babcock International Group PLC	3,066	47,808
Brambles Ltd.	40,409	350,489
Intrum Justitia AB	458	13,003
Secom Co. Ltd.	800	49,802
		461,102
Construction & Engineering - 0.4%
Balfour Beatty PLC	18,779	72,712
JGC Corp.	9,000	184,627
Taisei Corp.	4,000	24,142
		281,481
Electrical Equipment - 1.8%
Fuji Electric Co. Ltd.	3,000	14,445
Legrand SA	8,618	476,412
Mitsubishi Electric Corp.	2,000	23,423
Nidec Corp.	1,200	81,045
OSRAM Licht AG	1,290	59,158
Schneider Electric SA	5,691	458,406
Vestas Wind Systems A/S	1,400	59,016
		1,171,905
Industrial Conglomerates - 0.7%
Bidvest Group Ltd.	895	24,678
Hutchison Whampoa Ltd.	14,000	191,702
Siemens AG	1,689	188,802
Toshiba Corp.	13,000	53,728
		458,910
Machinery - 2.0%
Alfa Laval AB	3,992	80,156
Andritz AG	500	28,844
Atlas Copco AB (A Shares)	9,346	301,444
Fanuc Corp.	400	76,723
GEA Group AG	1,098	54,309
Glory Ltd.	1,900	51,143
Ishikawajima-Harima Heavy Industries Co. Ltd.	8,000	37,250
Joy Global, Inc.	1,677	74,325
JTEKT Corp.	1,200	18,809
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Kawasaki Heavy Industries Ltd.	6,000	$ 28,439
Komatsu Ltd.	5,500	114,460
Kone Oyj (B Shares)	1,113	51,290
Makita Corp.	400	19,026
Minebea Ltd.	2,388	36,052
NGK Insulators Ltd.	2,000	38,972
Schindler Holding AG (participation certificate)	1,216	200,636
SMC Corp.	300	83,448
Tadano Ltd.	1,000	12,949
		1,308,275
Professional Services - 0.5%
Adecco SA (Reg.)	695	54,676
Capita Group PLC	3,788	69,475
Michael Page International PLC	13,608	105,464
Recruit Holdings Co. Ltd. (a)	400	12,522
SEEK Ltd.	2,794	37,748
SGS SA (Reg.)	26	52,608
Temp Holdings Co., Ltd.	500	16,823
		349,316
Road & Rail - 0.5%
Canadian National Railway Co.	475	32,810
Canadian Pacific Railway Ltd.	161	30,150
East Japan Railway Co.	3,100	260,050
		323,010
Trading Companies & Distributors - 1.2%
Ashtead Group PLC	3,496	64,228
Brenntag AG	3,435	200,846
Bunzl PLC	11,493	336,416
Mitsubishi Corp.	3,600	71,940
Noble Group Ltd.	44,278	31,677
Rexel SA	1,400	27,354
Travis Perkins PLC	1,000	31,124
Wolseley PLC	500	30,653
		794,238
Transportation Infrastructure - 0.3%
Abertis Infraestructuras SA	1,633	31,888
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Transportation Infrastructure - continued
China Merchants Holdings International Co. Ltd.	34,308	$ 130,494
Groupe Eurotunnel SA	1,119	15,302
		177,684
TOTAL INDUSTRIALS		7,182,133
INFORMATION TECHNOLOGY - 8.4%
Communications Equipment - 0.8%
Nokia Corp.	6,909	55,522
Telefonaktiebolaget LM Ericsson (B Shares)	35,065	452,832
		508,354
Electronic Equipment & Components - 2.0%
China High Precision Automation Group Ltd. (a)	15,000	580
Halma PLC	12,212	134,331
Hexagon AB (B Shares)	705	25,462
Hirose Electric Co. Ltd.	1,000	131,327
Hitachi Ltd.	47,000	321,388
Hoya Corp.	3,000	121,066
Ingenico SA	144	16,039
Keyence Corp.	300	153,229
Murata Manufacturing Co. Ltd.	1,400	172,564
OMRON Corp.	2,400	105,931
Spectris PLC	2,173	73,034
TDK Corp.	900	63,348
		1,318,299
Internet Software & Services - 0.3%
Alibaba Group Holding Ltd. sponsored ADR	281	23,919
Baidu.com, Inc. sponsored ADR (a)	167	34,026
NetEase, Inc. sponsored ADR	357	35,714
Rocket Internet AG (a)	576	32,822
Tencent Holdings Ltd.	4,300	75,025
YY, Inc. ADR (a)	221	11,644
		213,150
IT Services - 2.2%
Accenture PLC Class A	1,085	97,683
Amadeus IT Holding SA Class A	8,993	370,844
Cap Gemini SA	573	46,341
Cognizant Technology Solutions Corp. Class A (a)	2,149	134,280
Computershare Ltd.	15,468	152,051
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
Fujitsu Ltd.	7,000	$ 42,184
Infosys Ltd. sponsored ADR	1,922	70,557
Nomura Research Institute Ltd.	9,400	328,853
OBIC Co. Ltd.	3,800	141,200
SCSK Corp.	500	13,730
Wirecard AG	319	14,722
WNS Holdings Ltd. sponsored ADR (a)	1,507	36,876
		1,449,321
Semiconductors & Semiconductor Equipment - 2.0%
Altera Corp.	1,258	46,559
ams AG	890	39,349
Analog Devices, Inc.	3,505	205,183
ARM Holdings PLC	298	5,303
ASM International NV (Netherlands)	1,002	45,401
Infineon Technologies AG	15,156	175,455
MediaTek, Inc.	12,000	180,523
NXP Semiconductors NV (a)	744	63,162
SK Hynix, Inc. (a)	928	39,274
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	17,075	418,850
Texas Instruments, Inc.	1,443	84,848
Xilinx, Inc.	1,081	45,802
		1,349,709
Software - 0.6%
Check Point Software Technologies Ltd. (a)	1,195	99,771
Constellation Software, Inc.	42	14,144
Dassault Systemes SA	2,045	143,097
SAP AG	1,596	112,221
		369,233
Technology Hardware, Storage & Peripherals - 0.5%
Lenovo Group Ltd.	36,000	55,515
NEC Corp.	12,000	36,514
Neopost SA	1,948	105,072
Samsung Electronics Co. Ltd.	72	88,732
Seiko Epson Corp.	1,700	62,458
		348,291
TOTAL INFORMATION TECHNOLOGY		5,556,357
Common Stocks - continued
	Shares	Value
MATERIALS - 5.8%
Chemicals - 4.6%
Air Liquide SA	598	$ 79,032
Akzo Nobel NV	8,063	599,121
Asahi Kasei Corp.	9,000	92,991
BASF AG	475	45,527
Clariant AG (Reg.)	11,126	201,432
Daicel Chemical Industries Ltd.	3,000	38,922
Givaudan SA	182	349,548
HEXPOL AB (B Shares)	150	16,103
Incitec Pivot Ltd.	3,422	10,883
Johnson Matthey PLC	667	35,104
JSR Corp.	10,200	186,648
K&S AG	1,931	62,288
Kuraray Co. Ltd.	1,900	26,127
Linde AG	2,142	435,776
Nippon Paint Holdings Co. Ltd.	1,000	34,692
Novozymes A/S Series B	686	33,280
Shin-Etsu Chemical Co., Ltd.	3,100	212,575
Sigma Aldrich Corp.	936	129,224
Sumitomo Chemical Co. Ltd.	10,000	46,729
Symrise AG	3,869	246,095
Syngenta AG (Switzerland)	249	87,991
Yara International ASA	887	48,827
		3,018,915
Construction Materials - 0.1%
James Hardie Industries PLC CDI	6,835	80,861
Containers & Packaging - 0.1%
Rexam PLC	4,051	34,773
Smurfit Kappa Group PLC	1,052	29,472
		64,245
Metals & Mining - 0.9%
BHP Billiton Ltd.	1,162	30,518
Glencore Xstrata PLC	16,718	77,495
Hitachi Metals Ltd.	2,000	32,217
Iluka Resources Ltd.	11,065	67,959
Randgold Resources Ltd.	485	38,479
Rio Tinto PLC	7,681	378,017
		624,685
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.1%
Mondi PLC	2,356	$ 48,376
TOTAL MATERIALS		3,837,082
TELECOMMUNICATION SERVICES - 5.7%
Diversified Telecommunication Services - 1.7%
Bezeq The Israel Telecommunication Corp. Ltd.	8,500	13,631
BT Group PLC	37,650	263,976
Deutsche Telekom AG	6,780	126,597
Hellenic Telecommunications Organization SA (a)	3,804	37,886
HKT Trust/HKT Ltd. unit	27,140	35,973
Iliad SA	121	31,421
Koninklijke KPN NV	29,347	100,028
Orange SA	4,400	80,249
PCCW Ltd.	29,000	18,509
TDC A/S	14,808	117,138
Telecom Italia SpA (a)	45,924	54,884
Telefonica SA	2,429	37,735
Telenor ASA	1,023	20,524
Telstra Corp. Ltd.	37,409	186,204
		1,124,755
Wireless Telecommunication Services - 4.0%
Advanced Info Service PCL (For. Reg.)	3,200	23,062
China Mobile Ltd.	22,768	308,966
Drillisch AG	765	31,987
KDDI Corp.	17,400	1,205,818
Mobile TeleSystems OJSC (a)	4,978	20,076
MTN Group Ltd.	2,086	36,948
Philippine Long Distance Telephone Co.	510	36,609
SK Telecom Co. Ltd.	1,142	298,739
SoftBank Corp.	1,400	86,465
Vodafone Group PLC	169,125	585,394
		2,634,064
TOTAL TELECOMMUNICATION SERVICES		3,758,819
UTILITIES - 1.8%
Electric Utilities - 0.5%
Fortum Corp.	855	19,480
Iberdrola SA	8,934	61,055
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
Red Electrica Corporacion SA	400	$ 34,082
Scottish & Southern Energy PLC	7,421	180,217
Tohoku Electric Power Co., Inc.	1,600	18,739
		313,573
Gas Utilities - 0.3%
APA Group unit	10,266	73,721
China Resources Gas Group Ltd.	24,000	59,352
Tokyo Gas Co. Ltd.	17,000	103,485
		236,558
Multi-Utilities - 1.0%
Canadian Utilities Ltd. Class A (non-vtg.)	1,763	58,597
Centrica PLC	13,946	52,599
GDF Suez	18,717	416,287
National Grid PLC	5,751	78,666
RWE AG	2,000	55,919
Suez Environnement SA	966	17,237
		679,305
TOTAL UTILITIES		1,229,436
TOTAL COMMON STOCKS (Cost $49,360,992)		60,412,656
Nonconvertible Preferred Stocks - 1.1%

CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
Volkswagen AG	642	162,006
CONSUMER STAPLES - 0.6%
Beverages - 0.1%
Ambev SA sponsored ADR	11,216	72,343
Household Products - 0.5%
Henkel AG & Co. KGaA	2,812	333,085
TOTAL CONSUMER STAPLES		405,428
FINANCIALS - 0.1%
Banks - 0.1%
Itau Unibanco Holding SA	2,420	31,116
Nonconvertible Preferred Stocks - continued
	Shares	Value
MATERIALS - 0.0%
Metals & Mining - 0.0%
Gerdau SA sponsored ADR	8,027	$ 28,656
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Telecom Italia SpA (Risparmio Shares)	51,913	50,940
Telefonica Brasil SA sponsored ADR	1,396	25,874
		76,814
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $584,923)		704,020
Equity Funds - 1.6%

Europe Stock Funds - 1.6%
WisdomTree Europe Hedged Equity ETF (Cost $1,001,411)	16,800	1,080,912
U.S. Treasury Obligations - 0.1%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.03% 4/23/15 to 5/7/15 (d) (Cost $89,997)	$ 90,000	89,998
Money Market Funds - 5.9%
	Shares
SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $3,909,029)	3,909,029	3,909,029
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $54,946,352)		66,196,615
NET OTHER ASSETS (LIABILITIES) - 0.2%		132,542
NET ASSETS - 100%		$ 66,329,157
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
8 CME Nikkei 225 Index Contracts (United States)	March 2015	$ 755,200	$ 33,046
15 NYSE E-mini MSCI EAFE Index Contracts (United States)	March 2015	1,406,475	69,372
TOTAL EQUITY INDEX CONTRACTS		$ 2,161,675	$ 102,418

The face value of futures purchased as a percentage of net assets is 3.3%

For the period, the average monthly notional amount for futures in the aggregate was $2,539,813.
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $51,364 or 0.1% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $89,998.
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 7,702,810	$ 5,632,436	$ 2,070,374	$ -
Consumer Staples	7,447,196	3,331,809	4,115,387	-
Energy	3,201,039	1,245,509	1,955,530	-
Financials	14,095,320	9,693,921	4,401,399	-
Health Care	7,001,014	2,770,077	4,230,937	-
Industrials	7,182,133	6,912,286	269,847	-
Information Technology	5,556,357	4,854,874	700,903	580
Materials	3,865,738	3,330,733	535,005	-
Telecommunication Services	3,835,641	1,784,983	2,050,658	-
Utilities	1,229,436	1,150,770	78,666	-
Equity Funds	1,080,912	1,080,912	-	-
U.S. Treasury Obligations	89,998	-	89,998	-
Money Market Funds	3,909,021	3,909,021	-	-
Total Investments in Securities:	$ 66,196,615	$ 45,697,331	$ 20,498,704	$ 580
Derivative Instruments:
Assets
Futures Contracts	$ 102,418	$ 102,418	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 1,791,189
Level 2 to Level 1	$ 5,987,393
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 102,418	$ -
Total Value of Derivatives	$ 102,418	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
Japan	18.9%
United Kingdom	17.7%
Switzerland	9.7%
United States of America	9.7%
France	9.4%
Germany	7.4%
Netherlands	3.8%
Australia	2.6%
Hong Kong	2.6%
Sweden	2.3%
Spain	2.0%
Canada	1.8%
Korea (South)	1.2%
Italy	1.1%
Taiwan	1.0%
Others (Individually Less Than 1%)	8.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $54,946,352)		$ 66,196,615
Cash		5,609
Foreign currency held at value (cost $6,946)		6,968
Receivable for investments sold		190,107
Receivable for fund shares sold		34,709
Dividends receivable		182,063
Prepaid expenses		38
Other receivables		394
Total assets		66,616,503

Liabilities
Payable for investments purchased	$ 161,173
Payable for fund shares redeemed	285
Accrued management fee	35,528
Distribution and service plan fees payable	22
Audit fee payable	35,446
Custody fee payable	43,860
Payable for daily variation margin for derivative instruments	1,325
Other affiliated payables	7,370
Other payables and accrued expenses	2,337
Total liabilities		287,346

Net Assets		$ 66,329,157
Net Assets consist of:
Paid in capital		$ 55,130,273
Distributions in excess of net investment income		(291)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(143,049)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,342,224
Net Assets		$ 66,329,157

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2015
International Multi-Manager: Net Asset Value, offering price and redemption price per share ($63,653,172 ÷ 5,239,613 shares)	$ 12.15

Class F: Net Asset Value, offering price and redemption price per share ($2,464,725 ÷ 202,740 shares)	$ 12.16

Class L: Net Asset Value, offering price and redemption price per share ($105,802 ÷ 8,718 shares)	$ 12.14

Class N: Net Asset Value, offering price and redemption price per share ($105,458 ÷ 8,693 shares)	$ 12.13

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2015
Investment Income
Dividends: Unaffiliated issuers		$ 1,780,249
Interest		17
Income before foreign taxes withheld		1,780,266
Less foreign taxes withheld		(143,390)
Total income		1,636,876

Expenses
Management fee	$ 430,775
Transfer agent fees	59,035
Distribution and service plan fees	257
Accounting fees and expenses	33,886
Custodian fees and expenses	125,859
Independent trustees' compensation	738
Registration fees	39,962
Audit	55,178
Legal	452
Miscellaneous	654
Total expenses before reductions	746,796
Expense reductions	(16,332)	730,464
Net investment income (loss)		906,412
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,014,425
Foreign currency transactions	(31,907)
Futures contracts	132,007
Realized gain distributions from underlying funds:
Unaffiliated issuers	33,902
Total net realized gain (loss)		2,148,427
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,161,435)
Assets and liabilities in foreign currencies	(17,976)
Futures contracts	27,256
Total change in net unrealized appreciation (depreciation)		(2,152,155)
Net gain (loss)		(3,728)
Net increase (decrease) in net assets resulting from operations		$ 902,684

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 906,412	$ 1,436,890
Net realized gain (loss)	2,148,427	1,643,311
Change in net unrealized appreciation (depreciation)	(2,152,155)	8,202,806
Net increase (decrease) in net assets resulting from operations	902,684	11,283,007
Distributions to shareholders from net investment income	(1,434,668)	(895,819)
Distributions to shareholders from net realized gain	(2,718,059)	(1,208,199)
Total distributions	(4,152,727)	(2,104,018)
Share transactions - net increase (decrease)	(758,476)	4,726,850
Redemption fees	14	157
Total increase (decrease) in net assets	(4,008,505)	13,905,996

Net Assets
Beginning of period	70,337,662	56,431,666
End of period (including distributions in excess of net investment income of $291 and undistributed net investment income of $560,266, respectively)	$ 66,329,157	$ 70,337,662

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Multi-Manager

Years ended February 28,	2015	2014	2013 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.80	$ 11.04	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17	.27 E	.11
Net realized and unrealized gain (loss)	(.03)	1.89	1.05
Total from investment operations	.14	2.16	1.16
Distributions from net investment income	(.27)	(.17)	(.10)
Distributions from net realized gain	(.52)	(.23)	(.02)
Total distributions	(.79)	(.40)	(.12)
Redemption fees added to paid in capital D, I	-	-	-
Net asset value, end of period	$ 12.15	$ 12.80	$ 11.04
Total Return B, C	1.25%	19.74%	11.64%
Ratios to Average Net Assets G
Expenses before reductions	1.14%	1.20%	1.29% A
Expenses net of fee waivers, if any	1.14%	1.18%	1.18% A
Expenses net of all reductions	1.12%	1.17%	1.16% A
Net investment income (loss)	1.38%	2.29% E	1.26% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,653	$ 68,582	$ 56,164
Portfolio turnover rate H	41%	46%	42% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

F For the period May 2, 2012 (commencement of operations) to February 28, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2015	2014	2013 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.82	$ 11.05	$ 10.69
Income from Investment Operations
Net investment income (loss) D	.18	.29 E	.01
Net realized and unrealized gain (loss)	(.04)	1.88	.35
Total from investment operations	.14	2.17	.36
Distributions from net investment income	(.29)	(.17)	-
Distributions from net realized gain	(.52)	(.23)	-
Total distributions	(.80) J	(.40)	-
Redemption fees added to paid in capital D, I	-	-	-
Net asset value, end of period	$ 12.16	$ 12.82	$ 11.05
Total Return B, C	1.30%	19.85%	3.37%
Ratios to Average Net Assets G
Expenses before reductions	1.05%	1.16%	1.25% A
Expenses net of fee waivers, if any	1.05%	1.09%	1.09% A
Expenses net of all reductions	1.03%	1.08%	1.07% A
Net investment income (loss)	1.48%	2.38% E	.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,465	$ 1,547	$ 267
Portfolio turnover rate H	41%	46%	42% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.59%.

F For the period December 18, 2012 (commencement of operations) to February 28, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

J Total distributions of $.80 per share is comprised of distributions from net investment income of $.286 and distributions from net realized gain of $.517 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended February 28,	2015	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.80	$ 12.62
Income from Investment Operations
Net investment income (loss) D	.17	.11 E
Net realized and unrealized gain (loss)	(.04)	.45
Total from investment operations	.13	.56
Distributions from net investment income	(.28)	(.17)
Distributions from net realized gain	(.52)	(.21)
Total distributions	(.79) J	(.38)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 12.14	$ 12.80
Total Return B, C	1.21%	4.57%
Ratios to Average Net Assets G
Expenses before reductions	1.15%	1.33% A
Expenses net of fee waivers, if any	1.15%	1.18% A
Expenses net of all reductions	1.13%	1.17% A
Net investment income (loss)	1.38%	2.88% A, E
Supplemental Data
Net assets, end of period (000 omitted)	$ 106	$ 105
Portfolio turnover rate H	41%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.09%.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

J Total distributions of $.79 per share is comprised of distributions from net investment income of $.275 and distributions from net realized gain of $.517 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended February 28,	2015	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.79	$ 12.62
Income from Investment Operations
Net investment income (loss) D	.14	.10 E
Net realized and unrealized gain (loss)	(.04)	.45
Total from investment operations	.10	.55
Distributions from net investment income	(.24)	(.17)
Distributions from net realized gain	(.52)	(.21)
Total distributions	(.76)	(.38)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 12.13	$ 12.79
Total Return B, C	.95%	4.45%
Ratios to Average Net Assets G
Expenses before reductions	1.40%	1.59% A
Expenses net of fee waivers, if any	1.40%	1.43% A
Expenses net of all reductions	1.38%	1.42% A
Net investment income (loss)	1.13%	2.63% A, E
Supplemental Data
Net assets, end of period (000 omitted)	$ 105	$ 104
Portfolio turnover rate H	41%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.84%.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Strategic Advisers International Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers International Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level,

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2. Significant Accounting Policies - continued

Investment Valuation - continued

ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 13,087,395
Gross unrealized depreciation	(2,048,339)
Net unrealized appreciation (depreciation) on securities	$ 11,039,056

Tax Cost	$ 55,157,559

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 530,549
Net unrealized appreciation (depreciation) on securities and other investments	$ 11,028,599

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 1,729,849	$ 1,208,713
Long-term Capital Gains	2,422,878	895,305
Total	$ 4,152,727	$ 2,104,018

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $132,007 and a change in net unrealized appreciation (depreciation) of $27,256 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $25,179,975 and $28,227,190, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .66% of the Fund's average net assets.

Sub-Advisers. Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), Pyramis Global Advisors, LLC (an affiliate of the investment adviser) and William Blair & Company, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Thompson, Siegel & Walmsley LLC (TS&W) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, TS&W has not been allocated any portion of the Fund's assets. TS&W in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2015, the Board of Trustees approved the appointment of Arrowstreet Capital, Limited Partnership as an additional sub-adviser for the Fund.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 257	$ 257

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
International Multi-Manager	$ 58,831.09
Class L	102.10
Class N	102.10
	$ 59,035

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $102 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $16,332 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014A
From net investment income
International Multi-Manager	$ 1,385,396	$ 878,745
Class F	44,987	14,394
Class L	2,272	1,356
Class N	2,013	1,324
Total	$ 1,434,668	$ 895,819

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders - continued

Years ended February 28,	2015	2014A
From net realized gain
International Multi-Manager	$ 2,624,206	$ 1,186,847
Class F	85,289	18,024
Class L	4,283	1,664
Class N	4,281	1,664
Total	$ 2,718,059	$ 1,208,199

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014A	2015	2014A
International Multi-Manager
Shares sold	145,819	130,491	$ 1,782,542	$ 1,604,892
Reinvestment of distributions	335,000	168,763	4,009,602	2,065,592
Shares redeemed	(597,389)	(28,659)	(7,566,740)	(344,449)
Net increase (decrease)	(116,570)	270,595	$ (1,774,596)	$ 3,326,035
Class F
Shares sold	89,216	101,699	$ 1,094,055	$ 1,260,107
Reinvestment of distributions	10,927	2,636	130,276	32,418
Shares redeemed	(18,073)	(7,859)	(221,060)	(97,718)
Net increase (decrease)	82,070	96,476	$ 1,003,271	$ 1,194,807
Class L
Shares sold	-	7,924	$ -	$ 100,000
Reinvestment of distributions	549	245	6,555	3,020
Net increase (decrease)	549	8,169	$ 6,555	$ 103,020
Class N
Shares sold	-	7,924	$ -	$ 100,000
Reinvestment of distributions	526	243	6,294	2,988
Net increase (decrease)	526	8,167	$ 6,294	$ 102,988

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future

Annual Report

10. Other - continued

claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 94% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers International Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers International Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class L	04/13/15	04/10/15	$0.098
Class N	04/13/15	04/10/15	$0.098

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2015, $2,290,057, or, if subsequently determined to be different, the net capital gain of such year.

Class L and Class N designates 4% of the dividends distributed in December 2014, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class L and Class N designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class L	4/7/14	$0.1115	$0.0025
Class L	12/8/14	$0.2482	$0.0252
Class N	4/7/14	$0.1065	$0.0025
Class N	12/8/14	$0.2222	$0.0252

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Causeway Capital Management LLC (Causeway), Massachusetts Financial Services Company (MFS), Pyramis Global Advisors, LLC (Pyramis), and William Blair & Company, LLC (William Blair) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Causeway, MFS, Pyramis, and William Blair (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2013, the total return of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers International Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the first quartile and that Class F had out-performed 80% of its peers for the one-year period ended December 31, 2013. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted that the fund's maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.18%, 1.18%, and 1.43%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.09% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers International Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended Feb-ruary 28, 2014.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each of the retail class, Class L, and Class N were above, and the total expenses of Class F were below, the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2014. The Board considered that, in general, various factors can affect total expenses. The total expenses for retail class and Class L ranked below median when compared to a universe of no-load funds. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee.

Annual Report

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers International Multi-Manager Fund

On September 4, 2014, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with Thompson, Siegel & Walmsley LLC (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser(s).

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or the portion of the management fee retained by Strategic Advisers, if any. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.18%, 1.18% and 1.43%, respectively, through April 30, 2015. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.09% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser(s), the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser(s) will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Arrowstreet Capital,
Limited Partnership

Causeway Capital Management LLC

Massachusetts Financial Services
Company

Pyramis Global Advisors, LLC

Thompson, Siegel & Walmsley LLC

William Blair & Company, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

STG-L-STG-N-ANN-0415
1.9585951.101

Strategic Advisers®
Small-Mid Cap Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public
Annual Report

February 28, 2015

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Strategic Advisers Small-Mid Cap Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® Small-Mid Cap Fund B	5.45%	14.72%	8.02%

A From June 23, 2005.

B Prior to May 1, 2010, Strategic Advisers® Small-Mid Cap Fund was named PAS Small Cap Fund of Funds, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers Small-Mid Cap Fund on June 23, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2500® Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 16.58%, while the small-cap Russell 2000® Index returned 5.63%, rallying from early-period weakness amid growth and valuation worries. Among S&P 500® sectors, all except one notched a double-digit gain, led by health care (+24%), information technology (+22%) and consumer staples (+22%). Energy (-7%) was the sole sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the index finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Barry Golden, Portfolio Manager of Strategic Advisers® Small-Mid Cap Fund: For the year, Strategic Advisers® Small-Mid Cap Fund (the Fund) returned 5.45%, trailing the 8.24% gain of the Russell 2500® Index. Relative to the benchmark, Artisan Small Cap Fund was the biggest detractor, as this manager's performance suffered amid an early-period pullback in certain high-growth industries and stock groups. Sub-adviser Massachusetts Financial Services (MFS) detracted for similar reasons, and it also was hampered later on by an underweighting in health care and poor stock selection among transportation companies. Sub-adviser Advisory Research was positioned for rising interest rates and higher inflation, neither of which occurred during the period. As a result, this manager's underweighting in higher-yielding groups, along with an overweighting in energy, worked against its performance. On the plus side, Meridian Growth Fund was the top relative contributor, as its strategy benefited from solid stock choices in software & services and capital goods, along with favorable positioning in energy. Sub-adviser Kennedy Capital Management also contributed, led by productive picks in financials, semiconductors and transportation. During the period, we added sub-advisers Fisher Investments and The Boston Company, and redeployed assets away from sub-adviser MFS.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Actual	.37%	$ 1,000.00	$ 1,040.60	$ 1.87
Hypothetical A		$ 1,000.00	$ 1,022.96	$ 1.86

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Meridian Growth Fund Legacy Class	5.7	4.6
Spartan Extended Market Index Fund Investor Class	5.0	6.3
Fidelity Stock Selector Mid Cap Fund	4.7	2.1
Champlain Small Company Fund Advisor Class	4.5	4.7
Goldman Sachs Small Cap Value Fund Institutional Class	4.3	4.3
FMI Common Stock Fund	4.1	4.4
Vulcan Value Partners Small Cap Fund	3.1	3.2
AllianceBernstein Discovery Growth Fund Class A	2.2	0.0
Artisan Small Cap Fund Investor Shares	2.1	2.2
ASTON/TAMRO Small Cap Fund Class N	2.1	2.2
	37.8
Top Five Market Sectors as of February 28, 2015
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	11.3	8.5
Information Technology	10.2	7.5
Industrials	8.1	6.6
Consumer Discretionary	6.7	6.1
Health Care	6.4	4.1
Asset Allocation (% of fund's net assets)
As of February 28, 2015	As of August 31, 2014
Common Stocks 50.1%	Common Stocks 41.6%
Mid-Cap Blend Funds 9.1%	Mid-Cap Blend Funds 10.7%
Mid-Cap Growth Funds 6.9%	Mid-Cap Growth Funds 10.7%
Mid-Cap Value Funds 0.0%	Mid-Cap Value Funds 1.0%
Small Blend Funds 8.7%	Small Blend Funds 12.8%
Small Growth Funds 15.3%	Small Growth Funds 9.1%
Small Value Funds 3.0%	Small Value Funds 4.0%
Sector Funds 0.8%	Sector Funds 0.9%
Short-Term Investments and Net Other Assets (Liabilities) 6.1%	Short-Term Investments and Net Other Assets (Liabilities) 9.2%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 50.1%
	Shares	Value
CONSUMER DISCRETIONARY - 6.7%
Auto Components - 0.7%
BorgWarner, Inc.	66,038	$ 4,058,695
Dana Holding Corp.	636,816	13,914,430
Gentex Corp.	960,586	16,925,525
Remy International, Inc.	23,800	544,306
Tower International, Inc. (a)	170,870	4,625,451
Visteon Corp. (a)	82,585	8,302,270
		48,370,677
Automobiles - 0.0%
Harley-Davidson, Inc.	27,252	1,732,410
Distributors - 0.2%
LKQ Corp. (a)	337,723	8,299,543
Pool Corp.	72,748	5,031,979
		13,331,522
Diversified Consumer Services - 0.4%
Apollo Education Group, Inc. Class A (non-vtg.) (a)	214,583	5,933,220
Capella Education Co.	51,550	3,341,471
H&R Block, Inc.	329,962	11,268,202
LifeLock, Inc. (a)	685,784	9,587,260
		30,130,153
Hotels, Restaurants & Leisure - 1.4%
BJ's Restaurants, Inc. (a)	87,489	4,568,676
Bloomin' Brands, Inc.	489,555	12,610,937
Brinker International, Inc.	72,226	4,294,558
Choice Hotels International, Inc.	77,457	4,916,196
Domino's Pizza, Inc.	44,000	4,467,320
Hyatt Hotels Corp. Class A (a)	225,608	13,658,308
Jack in the Box, Inc.	112,020	10,831,214
La Quinta Holdings, Inc.	284,040	6,308,528
Marriott Vacations Worldwide Corp.	69,530	5,288,452
Papa John's International, Inc.	58,310	3,605,890
Pinnacle Entertainment, Inc. (a)	159,048	4,093,896
Popeyes Louisiana Kitchen, Inc. (a)	69,820	4,189,898
Royal Caribbean Cruises Ltd.	69,950	5,345,579
Sonic Corp.	85,620	2,721,860
Starwood Hotels & Resorts Worldwide, Inc.	58,862	4,728,384
The Cheesecake Factory, Inc.	81,250	3,861,000
Wendy's Co.	520,570	5,773,121
		101,263,817
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - 0.5%
D.R. Horton, Inc.	126,250	$ 3,447,888
Helen of Troy Ltd. (a)	42,147	3,229,303
iRobot Corp. (a)	206,847	6,794,924
M.D.C. Holdings, Inc.	387,279	10,526,243
Standard Pacific Corp. (a)	491,462	4,295,378
Toll Brothers, Inc. (a)	125,450	4,805,990
		33,099,726
Internet & Catalog Retail - 0.1%
Shutterfly, Inc. (a)	111,239	5,340,584
Leisure Products - 0.2%
Brunswick Corp.	202,775	10,998,516
Polaris Industries, Inc.	42,441	6,507,479
		17,505,995
Media - 1.0%
Cablevision Systems Corp. - NY Group Class A	193,565	3,635,151
Discovery Communications, Inc. Class A (a)	48,700	1,573,010
Gannett Co., Inc.	275,425	9,750,045
Gray Television, Inc. (a)	418,100	4,574,014
IMAX Corp. (a)	196,604	6,875,242
Lions Gate Entertainment Corp.	189,350	6,170,917
Media General, Inc. (a)	179,170	2,671,425
Starz Series A (a)	307,980	10,237,255
Tribune Media Co. Class A (a)	455,280	30,034,822
		75,521,881
Specialty Retail - 1.8%
American Eagle Outfitters, Inc.	913,601	13,676,607
ANN, Inc. (a)	99,704	3,580,371
Cabela's, Inc. Class A (a)	23,487	1,278,632
CST Brands, Inc.	441,560	18,382,143
DSW, Inc. Class A	116,243	4,381,199
Express, Inc. (a)	382,747	5,289,564
Five Below, Inc. (a)	92,338	2,930,346
Foot Locker, Inc.	239,675	13,462,545
Group 1 Automotive, Inc.	132,639	10,788,856
Lithia Motors, Inc. Class A (sub. vtg.)	128,539	12,141,794
New York & Co., Inc. (a)	121,200	271,488
Office Depot, Inc. (a)	1,859,585	17,424,311
Outerwall, Inc.	56,701	3,658,349
Restoration Hardware Holdings, Inc. (a)	76,520	6,741,412
Ross Stores, Inc.	15,000	1,587,150
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Select Comfort Corp. (a)	59,200	$ 1,900,320
Signet Jewelers Ltd.	56,940	6,825,967
Vitamin Shoppe, Inc. (a)	52,361	2,220,106
Williams-Sonoma, Inc.	23,258	1,871,106
		128,412,266
Textiles, Apparel & Luxury Goods - 0.4%
Carter's, Inc.	49,596	4,402,637
Crocs, Inc. (a)	102,500	1,142,875
Fossil Group, Inc. (a)	50,220	4,319,422
G-III Apparel Group Ltd. (a)	57,633	6,064,721
Hanesbrands, Inc.	65,490	8,352,595
Steven Madden Ltd. (a)	126,401	4,614,901
		28,897,151
TOTAL CONSUMER DISCRETIONARY		483,606,182
CONSUMER STAPLES - 1.0%
Beverages - 0.1%
Boston Beer Co., Inc. Class A (a)	21,777	5,827,525
Food & Staples Retailing - 0.3%
Casey's General Stores, Inc.	73,099	6,414,437
Fresh Market, Inc. (a)	193,774	7,375,038
United Natural Foods, Inc. (a)	54,860	4,555,574
		18,345,049
Food Products - 0.4%
B&G Foods, Inc. Class A	113,042	3,238,653
Cal-Maine Foods, Inc.	16,362	615,702
Ingredion, Inc.	32,250	2,651,273
Lancaster Colony Corp.	51,197	4,679,406
Pilgrims Pride Corp.	177,900	4,879,797
Pinnacle Foods, Inc.	368,335	13,370,561
		29,435,392
Household Products - 0.2%
Energizer Holdings, Inc.	25,015	3,347,757
Spectrum Brands Holdings, Inc.	125,498	11,756,653
		15,104,410
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 0.0%
Elizabeth Arden, Inc. (a)	64,300	$ 1,077,025
TOTAL CONSUMER STAPLES		69,789,401
ENERGY - 2.3%
Energy Equipment & Services - 0.6%
Atwood Oceanics, Inc.	62,690	1,944,017
Dril-Quip, Inc. (a)	82,027	5,960,082
Helmerich & Payne, Inc.	19,508	1,308,206
ION Geophysical Corp. (a)	374,400	853,632
McDermott International, Inc. (a)	148,200	370,500
Newpark Resources, Inc. (a)	384,910	3,645,098
Oceaneering International, Inc.	102,518	5,590,307
Patterson-UTI Energy, Inc.	92,184	1,722,458
Precision Drilling Corp.	1,384,610	8,428,831
SEACOR Holdings, Inc. (a)	109,967	7,973,707
Tesco Corp.	893	9,493
TETRA Technologies, Inc. (a)	268,000	1,599,960
		39,406,291
Oil, Gas & Consumable Fuels - 1.7%
Abraxas Petroleum Corp. (a)	801,800	2,445,490
Carrizo Oil & Gas, Inc. (a)	332,052	15,802,355
Delek U.S. Holdings, Inc.	261,049	9,731,907
Diamondback Energy, Inc. (a)	44,020	3,134,664
Energen Corp.	145,637	9,413,976
GasLog Ltd.	96,225	1,904,293
Gulfport Energy Corp. (a)	213,760	9,792,346
Laredo Petroleum Holdings, Inc. (a)	142,082	1,695,038
Newfield Exploration Co. (a)	247,570	8,177,237
Oasis Petroleum, Inc. (a)	107,080	1,534,456
PBF Energy, Inc. Class A	307,075	9,571,528
Pioneer Natural Resources Co.	60,745	9,264,827
SemGroup Corp. Class A	48,767	3,770,177
Sunoco Logistics Partners, LP	262,572	13,543,464
Synergy Resources Corp. (a)	185,098	2,211,921
Tesoro Corp.	30,511	2,802,130
Tsakos Energy Navigation Ltd.	1,114,275	8,357,063
Ultra Petroleum Corp. (a)	171,263	2,786,449
Valero Energy Corp.	34,700	2,140,643
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Western Refining, Inc.	87,934	$ 4,141,691
Whiting Petroleum Corp. (a)	39,421	1,333,612
		123,555,267
TOTAL ENERGY		162,961,558
FINANCIALS - 11.3%
Banks - 3.2%
BankUnited, Inc.	253,886	8,228,445
CIT Group, Inc.	524,366	24,251,928
City National Corp.	34,383	3,107,192
Columbia Banking Systems, Inc.	91,959	2,591,405
Comerica, Inc.	300,524	13,757,989
Cullen/Frost Bankers, Inc.	65,434	4,436,425
CVB Financial Corp.	147,514	2,308,594
East West Bancorp, Inc.	269,956	10,784,742
First Niagara Financial Group, Inc.	288,250	2,553,895
First Republic Bank	99,495	5,671,215
FirstMerit Corp.	207,696	3,769,682
Hancock Holding Co.	249,231	7,294,991
Home Bancshares, Inc.	119,052	3,767,996
Huntington Bancshares, Inc.	1,308,825	14,318,546
Investors Bancorp, Inc.	1,535,378	17,626,139
PacWest Bancorp	120,256	5,511,934
Pinnacle Financial Partners, Inc.	30,298	1,272,516
PrivateBancorp, Inc.	122,267	4,246,333
Prosperity Bancshares, Inc.	48,485	2,508,129
Regions Financial Corp.	349,704	3,360,655
SVB Financial Group (a)	262,673	32,282,512
Talmer Bancorp, Inc. Class A	131,260	1,854,704
TCF Financial Corp.	195,000	3,059,550
Texas Capital Bancshares, Inc. (a)	49,540	2,300,142
UMB Financial Corp.	130,351	6,718,291
Umpqua Holdings Corp.	570,454	9,435,309
United Community Bank, Inc.	583,145	11,091,418
Webster Financial Corp.	635,225	21,934,319
		230,044,996
Capital Markets - 1.6%
Affiliated Managers Group, Inc. (a)	20,313	4,396,139
American Capital Ltd. (a)	740,445	10,810,497
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Ameriprise Financial, Inc.	37,080	$ 4,955,000
Ares Capital Corp.	301,741	5,220,119
E*TRADE Financial Corp. (a)	468,594	12,199,845
Eaton Vance Corp. (non-vtg.)	90,425	3,806,893
Janus Capital Group, Inc.	316,647	5,218,343
Lazard Ltd. Class A	278,318	14,160,820
Raymond James Financial, Inc.	560,213	32,004,969
Stifel Financial Corp. (a)	228,599	12,520,367
T. Rowe Price Group, Inc.	32,457	2,680,948
The Blackstone Group LP	76,750	2,875,055
Waddell & Reed Financial, Inc. Class A	48,178	2,382,884
WisdomTree Investments, Inc.	223,410	4,175,533
		117,407,412
Consumer Finance - 0.5%
Ally Financial, Inc. (a)	633,970	13,173,897
Discover Financial Services	129,180	7,877,396
PRA Group, Inc. (a)	122,445	6,133,270
Santander Consumer U.S.A. Holdings, Inc.	141,675	3,191,938
SLM Corp.	378,944	3,588,600
		33,965,101
Diversified Financial Services - 0.7%
Leucadia National Corp.	411,057	9,754,383
MarketAxess Holdings, Inc.	40,572	3,229,125
Voya Financial, Inc.	909,007	40,169,019
		53,152,527
Insurance - 2.1%
Allied World Assurance Co.	698,029	28,235,273
American Equity Investment Life Holding Co.	179,143	5,103,784
American Financial Group, Inc.	43,285	2,726,955
AmTrust Financial Services, Inc.	130,638	7,041,388
Cincinnati Financial Corp.	78,902	4,162,870
CNO Financial Group, Inc.	898,430	14,608,472
FNF Group	689,000	25,300,080
FNFV Group (a)	243,415	3,624,449
HCC Insurance Holdings, Inc.	157,255	8,787,409
Lincoln National Corp.	189,150	10,902,606
Primerica, Inc.	57,694	3,042,782
Reinsurance Group of America, Inc.	46,446	4,148,092
Torchmark Corp.	63,608	3,387,126
Unum Group	82,281	2,761,350
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
White Mountains Insurance Group Ltd.	30,546	$ 20,378,764
XL Group PLC Class A	182,300	6,599,260
		150,810,660
Real Estate Investment Trusts - 2.2%
American Residential Properties, Inc. (a)	160,637	2,785,446
Ashford Hospitality Trust, Inc.	162,698	1,732,734
BioMed Realty Trust, Inc.	871,201	19,375,510
Brandywine Realty Trust (SBI)	190,700	3,022,595
CBL & Associates Properties, Inc.	332,225	6,651,145
Chesapeake Lodging Trust	128,848	4,581,835
Corporate Office Properties Trust (SBI)	133,692	3,930,545
Corrections Corp. of America	131,806	5,257,741
Cousins Properties, Inc.	333,718	3,580,794
DuPont Fabros Technology, Inc.	425,000	13,306,750
Essex Property Trust, Inc.	10,700	2,380,001
Extra Space Storage, Inc.	112,670	7,411,433
Hersha Hospitality Trust	484,212	3,249,063
iStar Financial, Inc. (a)	371,670	4,924,628
Kite Realty Group Trust	245,020	6,938,966
Liberty Property Trust (SBI)	441,600	16,436,352
Medical Properties Trust, Inc.	482,938	7,311,681
Mid-America Apartment Communities, Inc.	85,044	6,163,139
National Retail Properties, Inc.	92,348	3,716,084
Physicians Realty Trust	224,700	3,696,315
Prologis, Inc.	47,039	2,009,036
Ryman Hospitality Properties, Inc.	212,215	12,754,122
Strategic Hotel & Resorts, Inc. (a)	392,100	5,144,352
Sunstone Hotel Investors, Inc.	467,350	8,155,258
Weyerhaeuser Co.	136,316	4,786,055
		159,301,580
Real Estate Management & Development - 0.8%
Alexander & Baldwin, Inc.	519,078	20,986,324
CBRE Group, Inc. (a)	485,100	16,619,526
Jones Lang LaSalle, Inc.	38,268	6,170,715
Realogy Holdings Corp. (a)	307,360	14,138,560
		57,915,125
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.2%
BofI Holding, Inc. (a)	68,835	$ 6,085,014
EverBank Financial Corp.	444,024	7,983,552
		14,068,566
TOTAL FINANCIALS		816,665,967
HEALTH CARE - 6.4%
Biotechnology - 0.5%
Alnylam Pharmaceuticals, Inc. (a)	48,874	4,962,177
Enanta Pharmaceuticals, Inc. (a)	54,643	1,957,312
Exact Sciences Corp. (a)	257,459	5,785,104
Incyte Corp. (a)	87,188	7,485,090
Ligand Pharmaceuticals, Inc. Class B (a)	129,570	7,135,420
Neurocrine Biosciences, Inc. (a)	103,638	4,047,064
Repligen Corp. (a)	114,413	2,941,558
Seattle Genetics, Inc. (a)	93,446	3,387,418
		37,701,143
Health Care Equipment & Supplies - 1.8%
Accuray, Inc. (a)	216,640	1,945,427
Alere, Inc. (a)	149,717	6,807,632
Analogic Corp.	34,521	2,991,590
DexCom, Inc. (a)	98,869	6,005,303
Globus Medical, Inc. (a)	392,336	9,525,918
Halyard Health, Inc. (a)	164,890	7,591,536
HeartWare International, Inc. (a)	99,297	8,463,083
Hill-Rom Holdings, Inc.	16,123	772,614
Hologic, Inc. (a)	357,975	11,591,231
IDEXX Laboratories, Inc. (a)	41,685	6,537,459
NuVasive, Inc. (a)	262,038	11,988,239
Sirona Dental Systems, Inc. (a)	109,274	9,924,265
St. Jude Medical, Inc.	65,264	4,351,804
Steris Corp.	259,448	16,739,585
The Cooper Companies, Inc.	33,755	5,534,807
Thoratec Corp. (a)	86,533	3,523,624
West Pharmaceutical Services, Inc.	194,458	10,640,742
Zimmer Holdings, Inc.	51,076	6,149,040
		131,083,899
Health Care Providers & Services - 2.2%
Air Methods Corp. (a)	91,857	4,867,502
AMN Healthcare Services, Inc. (a)	75,905	1,712,417
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Brookdale Senior Living, Inc. (a)	443,640	$ 16,640,936
Catamaran Corp. (a)	71,654	3,577,255
Centene Corp. (a)	135,380	8,320,455
Chemed Corp.	53,672	6,251,715
Community Health Systems, Inc. (a)	101,957	4,946,954
Community Health Systems, Inc. rights 1/27/16 (a)	217,797	5,009
Envision Healthcare Holdings, Inc. (a)	116,182	4,254,585
ExamWorks Group, Inc. (a)	313,610	12,669,844
HealthSouth Corp.	400,939	17,424,809
Henry Schein, Inc. (a)	39,466	5,527,213
Kindred Healthcare, Inc.	345,100	7,323,022
Laboratory Corp. of America Holdings (a)	48,650	5,985,410
MEDNAX, Inc. (a)	131,533	9,400,664
Premier, Inc. (a)	119,090	4,365,839
Select Medical Holdings Corp.	295,978	4,013,462
Tenet Healthcare Corp. (a)	158,279	7,328,318
Universal Health Services, Inc. Class B	160,390	18,180,207
VCA, Inc. (a)	348,366	18,560,940
		161,356,556
Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc. (a)	250,600	3,008,453
HMS Holdings Corp. (a)	83,998	1,473,325
MedAssets, Inc. (a)	138,911	2,668,480
		7,150,258
Life Sciences Tools & Services - 1.0%
Affymetrix, Inc. (a)	266,355	3,116,354
Bio-Techne Corp.	45,939	4,480,431
Cambrex Corp. (a)	50,219	1,720,001
Charles River Laboratories International, Inc. (a)	165,859	12,716,410
ICON PLC (a)	128,782	8,887,246
PAREXEL International Corp. (a)	287,784	18,550,557
PerkinElmer, Inc.	219,840	10,332,480
Quintiles Transnational Holdings, Inc. (a)	66,005	4,289,005
Waters Corp. (a)	34,284	4,127,108
		68,219,592
Pharmaceuticals - 0.8%
Catalent, Inc. (a)	150,805	4,218,016
GW Pharmaceuticals PLC ADR (a)	87,290	7,063,507
Horizon Pharma PLC (a)	294,216	6,040,254
Jazz Pharmaceuticals PLC (a)	83,427	14,190,098
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Lannett Co., Inc. (a)	51,300	$ 3,201,120
Nektar Therapeutics (a)	320,294	4,186,243
Pacira Pharmaceuticals, Inc. (a)	96,996	11,132,231
Perrigo Co. PLC	20,454	3,159,529
Salix Pharmaceuticals Ltd. (a)	29,663	4,663,024
		57,854,022
TOTAL HEALTH CARE		463,365,470
INDUSTRIALS - 8.1%
Aerospace & Defense - 1.0%
AeroVironment, Inc. (a)	40,720	1,116,135
BE Aerospace, Inc.	37,402	2,376,523
HEICO Corp. Class A	143,618	6,554,726
Hexcel Corp.	288,504	13,727,020
Huntington Ingalls Industries, Inc.	23,160	3,273,203
KEYW Holding Corp. (a)	183,100	1,598,463
KLX, Inc. (a)	18,001	718,960
Orbital ATK, Inc.	243	16,106
Spirit AeroSystems Holdings, Inc. Class A (a)	314,685	15,485,649
Teledyne Technologies, Inc. (a)	115,053	11,600,794
Textron, Inc.	68,800	3,048,528
TransDigm Group, Inc.	41,355	8,968,245
Triumph Group, Inc.	64,464	3,854,303
		72,338,655
Air Freight & Logistics - 0.1%
Forward Air Corp.	95,246	5,095,661
Airlines - 0.3%
Allegiant Travel Co.	52,693	9,675,489
JetBlue Airways Corp. (a)	507,830	8,729,598
		18,405,087
Building Products - 0.6%
A.O. Smith Corp.	227,980	14,369,579
Armstrong World Industries, Inc. (a)	101,175	5,648,600
Continental Building Products, Inc. (a)	215,150	4,488,029
Owens Corning	330,983	13,126,786
Universal Forest Products, Inc.	48,150	2,602,508
		40,235,502
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 0.7%
Clean Harbors, Inc. (a)	57,550	$ 3,204,960
Covanta Holding Corp.	195,900	4,245,153
Herman Miller, Inc.	60,232	1,865,385
Interface, Inc.	313,869	6,337,015
Knoll, Inc.	242,180	5,141,481
Pitney Bowes, Inc.	215,110	4,984,099
Ritchie Brothers Auctioneers, Inc.	191,350	4,818,193
Steelcase, Inc. Class A	948,825	17,762,004
Tetra Tech, Inc.	132,672	3,373,849
		51,732,139
Construction & Engineering - 0.2%
KBR, Inc.	202,600	3,300,354
MasTec, Inc. (a)	119,313	2,633,238
Quanta Services, Inc. (a)	190,816	5,491,684
		11,425,276
Electrical Equipment - 0.6%
Acuity Brands, Inc.	41,532	6,581,991
AZZ, Inc.	34,342	1,559,814
Encore Wire Corp.	344,199	12,835,181
Generac Holdings, Inc. (a)	249,030	12,274,689
Regal-Beloit Corp.	116,813	9,104,405
Rockwell Automation, Inc.	25,500	2,984,520
		45,340,600
Industrial Conglomerates - 0.1%
Carlisle Companies, Inc.	71,521	6,656,459
Machinery - 2.4%
Allison Transmission Holdings, Inc.	1,029,028	32,743,671
Chart Industries, Inc. (a)	24,324	849,881
CLARCOR, Inc.	108,409	7,134,396
Crane Co.	63,048	4,213,498
Flowserve Corp.	69,407	4,312,257
Harsco Corp.	100,800	1,662,192
IDEX Corp.	63,011	4,868,230
ITT Corp.	506,863	20,816,863
Lincoln Electric Holdings, Inc.	178,234	12,305,275
Manitowoc Co., Inc.	117,100	2,591,423
Meritor, Inc. (a)	155,200	2,217,808
Middleby Corp. (a)	44,978	4,795,105
Oshkosh Corp.	411,510	20,077,573
Parker Hannifin Corp.	7,552	926,555
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Rexnord Corp. (a)	155,931	$ 4,299,018
Terex Corp.	102,227	2,802,042
Trinity Industries, Inc.	574,614	19,318,523
Twin Disc, Inc.	61,145	1,124,457
WABCO Holdings, Inc. (a)	49,585	5,793,016
Wabtec Corp.	134,787	12,789,938
Woodward, Inc.	98,763	4,794,944
		170,436,665
Marine - 0.1%
Danaos Corp. (a)	125,433	788,974
Kirby Corp. (a)	123,045	9,484,309
		10,273,283
Professional Services - 0.6%
Equifax, Inc.	59,250	5,532,173
FTI Consulting, Inc. (a)	45,700	1,684,959
Huron Consulting Group, Inc. (a)	63,186	4,211,347
Korn/Ferry International (a)	225,000	6,885,000
On Assignment, Inc. (a)	179,251	6,849,181
Robert Half International, Inc.	74,550	4,619,118
Towers Watson & Co.	96,885	12,740,378
TrueBlue, Inc. (a)	152,581	3,510,889
		46,033,045
Road & Rail - 0.8%
AMERCO	50,528	16,513,561
Con-way, Inc.	269,215	11,891,227
J.B. Hunt Transport Services, Inc.	27,166	2,322,693
Kansas City Southern	36,292	4,204,065
Knight Transportation, Inc.	192,260	6,356,116
Old Dominion Freight Lines, Inc. (a)	86,353	6,745,896
Ryder System, Inc.	38,500	3,618,615
Swift Transporation Co. (a)	202,306	5,721,214
		57,373,387
Trading Companies & Distributors - 0.6%
AerCap Holdings NV (a)	320,225	14,250,013
GATX Corp.	233,600	14,541,600
MSC Industrial Direct Co., Inc. Class A	45,107	3,292,360
United Rentals, Inc. (a)	46,551	4,332,036
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - continued
Watsco, Inc.	44,132	$ 5,174,036
WESCO International, Inc. (a)	52,535	3,647,505
		45,237,550
TOTAL INDUSTRIALS		580,583,309
INFORMATION TECHNOLOGY - 10.2%
Communications Equipment - 1.0%
Arris Group, Inc. (a)	574,132	16,867,998
Aviat Networks, Inc. (a)	105,200	133,604
Brocade Communications Systems, Inc.	718,555	8,902,896
Ceragon Networks Ltd. (a)	172,700	207,240
Ciena Corp. (a)	863,241	18,059,002
Finisar Corp. (a)	283,746	5,961,503
Infinera Corp. (a)	442,883	7,551,155
JDS Uniphase Corp. (a)	852,131	11,733,844
Riverbed Technology, Inc. (a)	123,821	2,592,812
		72,010,054
Electronic Equipment & Components - 2.6%
Arrow Electronics, Inc. (a)	189,980	11,771,161
Avnet, Inc.	191,793	8,786,037
CDW Corp.	380,965	14,335,713
Cognex Corp. (a)	207,898	9,290,962
Dolby Laboratories, Inc. Class A	45,400	1,837,338
FEI Co.	69,005	5,450,705
FLIR Systems, Inc.	402,474	12,991,861
II-VI, Inc. (a)	129,600	2,266,704
Ingram Micro, Inc. Class A (a)	284,425	7,028,142
InvenSense, Inc. (a)	100,911	1,682,186
IPG Photonics Corp. (a)	174,087	16,694,943
Itron, Inc. (a)	58,800	2,145,024
Jabil Circuit, Inc.	121,840	2,676,825
Keysight Technologies, Inc. (a)	213,966	8,032,284
Littelfuse, Inc.	35,060	3,517,219
Maxwell Technologies, Inc. (a)	109,400	824,876
Mercury Systems, Inc. (a)	186,400	3,172,528
Methode Electronics, Inc. Class A	94,556	3,677,283
National Instruments Corp.	111,523	3,472,826
OSI Systems, Inc. (a)	118,247	8,569,360
Plexus Corp. (a)	89,117	3,586,959
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Rogers Corp. (a)	66,544	$ 5,209,064
ScanSource, Inc. (a)	135,452	4,925,035
SYNNEX Corp.	187,938	14,330,273
Tech Data Corp. (a)	335,238	19,946,661
Trimble Navigation Ltd. (a)	186,983	4,887,736
Universal Display Corp. (a)	203,446	6,996,508
		188,106,213
Internet Software & Services - 0.9%
AOL, Inc. (a)	85,290	3,457,657
Bankrate, Inc. (a)	146,000	1,862,960
Constant Contact, Inc. (a)	197,053	8,144,200
CoStar Group, Inc. (a)	45,866	9,134,673
DealerTrack Holdings, Inc. (a)	423,927	16,859,577
HomeAway, Inc. (a)	116,038	3,596,598
LogMeIn, Inc. (a)	228,440	12,038,788
Rackspace Hosting, Inc. (a)	151,280	7,514,078
		62,608,531
IT Services - 1.3%
Acxiom Corp. (a)	137,200	2,744,000
Amdocs Ltd.	102,480	5,380,200
Booz Allen Hamilton Holding Corp. Class A	455,373	13,551,900
Cardtronics, Inc. (a)	51,760	1,893,898
Convergys Corp.	74,400	1,662,840
CoreLogic, Inc. (a)	590,741	19,695,305
DST Systems, Inc.	21,400	2,274,606
EPAM Systems, Inc. (a)	100,913	6,224,314
Euronet Worldwide, Inc. (a)	330,711	18,685,172
Fidelity National Information Services, Inc.	77,695	5,251,405
Genpact Ltd. (a)	172,465	3,832,172
Heartland Payment Systems, Inc.	114,530	5,615,406
MoneyGram International, Inc. (a)	125,700	1,067,822
Total System Services, Inc.	139,620	5,333,484
VeriFone Systems, Inc. (a)	57,720	2,031,167
		95,243,691
Semiconductors & Semiconductor Equipment - 1.6%
Atmel Corp.	558,883	4,661,084
Cavium, Inc. (a)	81,511	5,582,688
Ceva, Inc. (a)	57,000	1,134,870
FormFactor, Inc. (a)	208,000	2,042,560
Freescale Semiconductor, Inc. (a)	117,150	4,230,287
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Integrated Device Technology, Inc. (a)	419,475	$ 8,657,964
Lam Research Corp.	33,675	2,776,841
Lattice Semiconductor Corp. (a)	247,729	1,664,739
M/A-COM Technology Solutions Holdings, Inc. (a)	178,125	6,006,375
Mellanox Technologies Ltd. (a)	201,074	9,579,165
Microsemi Corp. (a)	219,697	7,083,031
MKS Instruments, Inc.	95,064	3,361,463
Monolithic Power Systems, Inc.	90,065	4,749,127
PMC-Sierra, Inc. (a)	296,612	2,817,814
Power Integrations, Inc.	84,683	4,645,709
Rambus, Inc. (a)	301,300	3,615,600
Rudolph Technologies, Inc. (a)	64,200	791,586
Silicon Laboratories, Inc. (a)	84,749	4,291,689
Skyworks Solutions, Inc.	159,335	13,981,646
Spansion, Inc. Class A (a)	74,400	2,684,352
Synaptics, Inc. (a)	35,285	3,032,746
Teradyne, Inc.	216,276	4,178,452
Ultratech, Inc. (a)	192,250	3,468,190
Veeco Instruments, Inc. (a)	304,596	9,287,132
		114,325,110
Software - 2.5%
Aspen Technology, Inc. (a)	231,921	8,953,310
Autodesk, Inc. (a)	76,094	4,888,279
Barracuda Networks, Inc. (a)	89,690	3,416,292
CA Technologies, Inc.	75,100	2,442,252
Cadence Design Systems, Inc. (a)	407,239	7,474,872
CommVault Systems, Inc. (a)	51,102	2,466,694
Comverse, Inc. (a)	89,470	1,605,092
Covisint Corp. (a)	313,600	784,000
Electronic Arts, Inc. (a)	243,375	13,916,183
Fortinet, Inc. (a)	179,844	6,044,557
Gigamon, Inc. (a)	72,700	1,458,362
Guidewire Software, Inc. (a)	92,703	5,159,849
Infoblox, Inc. (a)	571,537	13,288,235
Informatica Corp. (a)	46,769	2,008,495
Interactive Intelligence Group, Inc. (a)	74,688	3,169,759
Manhattan Associates, Inc. (a)	260,689	12,995,347
Mentor Graphics Corp.	362,721	8,509,435
MicroStrategy, Inc. Class A (a)	29,780	5,310,965
Nuance Communications, Inc. (a)	223,200	3,191,760
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Parametric Technology Corp. (a)	280,130	$ 9,707,905
Qlik Technologies, Inc. (a)	148,322	4,811,566
Qualys, Inc. (a)	112,020	5,156,281
Rovi Corp. (a)	215,350	5,357,908
SeaChange International, Inc. (a)	223,117	1,684,533
Silver Spring Networks, Inc. (a)	145,800	1,434,672
SolarWinds, Inc. (a)	93,666	4,751,676
Solera Holdings, Inc.	134,614	7,503,384
Synchronoss Technologies, Inc. (a)	121,720	5,387,327
Synopsys, Inc. (a)	171,935	7,979,503
Ultimate Software Group, Inc. (a)	59,733	9,834,740
Verint Systems, Inc. (a)	215,484	13,117,589
		183,810,822
Technology Hardware, Storage & Peripherals - 0.3%
Cray, Inc. (a)	155,985	4,659,272
Electronics for Imaging, Inc. (a)	145,361	5,901,657
NCR Corp. (a)	197,687	5,813,975
Quantum Corp. (a)	375,200	611,576
SanDisk Corp.	35,310	2,822,328
		19,808,808
TOTAL INFORMATION TECHNOLOGY		735,913,229
MATERIALS - 2.7%
Chemicals - 1.4%
Ashland, Inc.	42,896	5,474,388
Celanese Corp. Class A	178,685	10,204,700
Chemtura Corp. (a)	479,267	12,580,759
Cytec Industries, Inc.	55,800	2,931,174
FMC Corp.	77,375	4,906,349
Intrepid Potash, Inc. (a)	775,400	10,948,648
LSB Industries, Inc. (a)	391,144	14,699,192
Methanex Corp.	101,594	5,525,459
Olin Corp.	114,025	3,197,261
PolyOne Corp.	278,486	11,067,034
Quaker Chemical Corp.	54,659	4,437,218
The Scotts Miracle-Gro Co. Class A	80,394	5,266,611
Tronox Ltd. Class A	143,112	3,096,944
Valspar Corp.	88,878	7,701,279
		102,037,016
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Construction Materials - 0.1%
Headwaters, Inc. (a)	66,670	$ 1,094,721
Martin Marietta Materials, Inc.	34,111	4,855,019
		5,949,740
Containers & Packaging - 0.6%
Avery Dennison Corp.	82,500	4,417,875
Berry Plastics Group, Inc. (a)	280,787	9,633,802
Crown Holdings, Inc. (a)	149,930	7,946,290
Rock-Tenn Co. Class A	327,857	22,504,104
Sealed Air Corp.	47,220	2,225,479
		46,727,550
Metals & Mining - 0.6%
AuRico Gold, Inc.	1,132,368	3,994,675
Carpenter Technology Corp.	60,685	2,570,617
Cliffs Natural Resources, Inc.	67,600	462,384
New Gold, Inc. (a)	1,976,365	7,572,825
Nucor Corp.	33,300	1,566,099
Royal Gold, Inc.	44,012	3,173,265
Steel Dynamics, Inc.	310,500	5,657,310
United States Steel Corp.	392,810	9,407,800
Yamana Gold, Inc.	1,459,138	6,197,922
		40,602,897
Paper & Forest Products - 0.0%
Boise Cascade Co. (a)	94,560	3,367,282
TOTAL MATERIALS		198,684,485
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.2%
Frontier Communications Corp.	447,100	3,567,858
Level 3 Communications, Inc. (a)	142,200	7,658,892
Zayo Group Holdings, Inc.	171,790	5,026,575
		16,253,325
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	73,230	9,132,513
Telephone & Data Systems, Inc.	39,500	1,004,880
U.S. Cellular Corp. (a)	28,200	1,069,626
		11,207,019
TOTAL TELECOMMUNICATION SERVICES		27,460,344
Common Stocks - continued
	Shares	Value
UTILITIES - 1.0%
Electric Utilities - 0.4%
Great Plains Energy, Inc.	198,679	$ 5,286,848
ITC Holdings Corp.	126,499	4,899,306
Portland General Electric Co.	95,575	3,563,992
UIL Holdings Corp.	134,305	6,789,118
Westar Energy, Inc.	141,539	5,498,790
		26,038,054
Gas Utilities - 0.2%
Atmos Energy Corp.	224,435	11,904,032
Independent Power and Renewable Electricity Producers - 0.03%
Atlantic Power Corp.	206,700	596,902
Dynegy, Inc. (a)	535,825	14,933,443
NRG Energy, Inc.	291,655	6,993,887
Ormat Technologies, Inc.	90,100	3,072,410
		25,596,642
Multi-Utilities - 0.1%
Ameren Corp.	239,290	10,148,262
TOTAL UTILITIES		73,686,990
TOTAL COMMON STOCKS (Cost $3,006,448,433)		3,612,716,935
Equity Funds - 43.8%

Mid-Cap Blend Funds - 9.1%
FMI Common Stock Fund	10,576,664	296,146,591
Spartan Extended Market Index Fund Investor Class (c)	6,232,967	357,772,322
TOTAL MID-CAP BLEND FUNDS		653,918,913
Mid-Cap Growth Funds - 6.9%
AllianceBernstein Discovery Growth Fund Class A	16,771,644	157,988,891
Fidelity Stock Selector Mid Cap Fund (c)	9,768,526	339,358,581
TOTAL MID-CAP GROWTH FUNDS		497,347,472
Sector Funds - 0.8%
Hennessy Small Cap Financial Fund Investor Class Shares	2,631,856	55,874,298
Equity Funds - continued
	Shares	Value
Small Blend Funds - 8.7%
Goldman Sachs Small Cap Value Fund Institutional Class	5,542,710	$ 312,497,972
T. Rowe Price Small-Cap Value Fund Advisor Class	1,957,311	90,799,644
Vulcan Value Partners Small Cap Fund	12,072,347	222,251,900
TOTAL SMALL BLEND FUNDS		625,549,516
Small Growth Funds - 15.3%
Artisan Small Cap Fund Investor Shares (a)	5,090,986	151,202,297
ASTON/TAMRO Small Cap Fund Class N	7,342,820	148,692,096
Champlain Small Company Fund Advisor Class	19,523,484	324,089,841
iShares Russell 2000 Growth Index ETF	437,710	65,284,447
Meridian Growth Fund Legacy Class	11,162,131	412,440,757
TOTAL SMALL GROWTH FUNDS		1,101,709,438
Small Value Funds - 3.0%
Fidelity Small Cap Value Fund (c)	4,893,351	93,903,412
Royce Opportunity Fund Investment Class	9,116,756	123,714,380
TOTAL SMALL VALUE FUNDS		217,617,792
TOTAL EQUITY FUNDS (Cost $2,838,936,393)		3,152,017,429
U.S. Treasury Obligations - 0.2%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.03% 3/5/15 to 5/28/15 (d) (Cost $13,879,538)	$ 13,880,000	13,879,645
Money Market Funds - 6.0%
	Shares
SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $432,018,403)	432,018,403	$ 432,018,403
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $6,291,282,776)		7,210,632,412
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(8,299,400)
NET ASSETS - 100%		$ 7,202,333,012
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
1,018 CME E-mini S&P MidCap 400 Index Contracts (United States)	March 2015	$ 153,168,280	$ 8,974,654
1,247 ICE Russell 2000 Index Contracts (United States)	March 2015	153,580,520	8,756,785
TOTAL EQUITY INDEX CONTRACTS		$ 306,748,800	$ 17,731,439

The face value of futures purchased as a percentage of net assets is 4.2% For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $338,821,344.
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated Fund
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $13,879,645.
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Stock Selector Mid Cap Fund	$ -	$ 301,779,966	$ -	$ 974,406	$ 339,358,581
Fidelity Small Cap Value Fund	36,033,900	60,213,159	-	327,892	93,903,412
Spartan Extended Market Index Fund Investor Class	390,095,198	14,508,275	60,000,000	4,362,017	357,772,322
Total	$ 426,129,098	$ 376,501,400	$ 60,000,000	$ 5,664,315	$ 791,034,315
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 483,606,182	$ 483,606,182	$ -	$ -
Consumer Staples	69,789,401	69,789,401	-	-
Energy	162,961,558	162,961,558	-	-
Financials	816,665,967	816,665,967	-	-
Health Care	463,365,470	463,365,470	-	-
Industrials	580,583,309	580,583,309	-	-
Information Technology	735,913,229	735,913,229	-	-
Materials	198,684,485	198,684,485	-	-
Telecommunication Services	27,460,344	27,460,344	-	-
Utilities	73,686,990	73,686,990	-	-
Equity Funds	3,152,017,429	3,152,017,429	-	-
U.S. Treasury Obligations	13,879,645	-	13,879,645	-
Money Market Funds	432,018,403	432,018,403	-	-
Total Investments in Securities:	$ 7,210,632,412	$ 7,196,752,767	$ 13,879,645	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 17,731,439	$ 17,731,439	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 17,731,439	$ -
Total Value of Derivatives	$ 17,731,439	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $5,607,376,322)	$ 6,419,598,097
Affiliated issuers (cost $683,906,454)	791,034,315
Total Investments (cost $6,291,282,776)		$ 7,210,632,412
Foreign currency held at value (cost $2)		2
Receivable for investments sold		44,441,528
Receivable for fund shares sold		4,954,978
Dividends receivable		2,019,124
Prepaid expenses		2,897
Other receivables		30,286
Total assets		7,262,081,227

Liabilities
Payable to custodian bank	$ 769,890
Payable for investments purchased	50,923,264
Payable for fund shares redeemed	4,084,135
Accrued management fee	1,526,930
Payable for daily variation margin for derivative instruments	1,412,190
Other affiliated payables	739,394
Other payables and accrued expenses	292,412
Total liabilities		59,748,215

Net Assets		$ 7,202,333,012
Net Assets consist of:
Paid in capital		$ 6,079,076,152
Undistributed net investment income		589,671
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		185,586,541
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		937,080,648
Net Assets, for 527,225,225 shares outstanding		$ 7,202,333,012
Net Asset Value, offering price and redemption price per share ($7,202,333,012 ÷ 527,225,225 shares)		$ 13.66

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 31,684,181
Affiliated issuers		5,664,315
Interest		2,756
Total income		37,351,252

Expenses
Management fee	$ 30,069,708
Transfer agent fees	6,897,909
Accounting fees and expenses	1,131,356
Custodian fees and expenses	144,204
Independent trustees' compensation	67,621
Registration fees	321,840
Audit	68,280
Legal	40,212
Miscellaneous	92,193
Total expenses before reductions	38,833,323
Expense reductions	(15,572,516)	23,260,807
Net investment income (loss)		14,090,445
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	63,294,993
Affiliated issuers	3,198,098
Foreign currency transactions	(671)
Futures contracts	27,537,681
Realized gain distributions from underlying funds:
Unaffiliated issuers	227,007,999
Affiliated issuers	20,031,525
Total net realized gain (loss)		341,069,625
Change in net unrealized appreciation (depreciation) on: Investment securities	78,938,681
Assets and liabilities in foreign currencies	(402)
Futures contracts	568,463
Total change in net unrealized appreciation (depreciation)		79,506,742
Net gain (loss)		420,576,367
Net increase (decrease) in net assets resulting from operations		$ 434,666,812

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,090,445	$ 5,716,433
Net realized gain (loss)	341,069,625	735,028,325
Change in net unrealized appreciation (depreciation)	79,506,742	304,898,656
Net increase (decrease) in net assets resulting from operations	434,666,812	1,045,643,414
Distributions to shareholders from net investment income	(13,400,507)	(7,083,396)
Distributions to shareholders from net realized gain	(456,903,940)	(471,127,946)
Total distributions	(470,304,447)	(478,211,342)
Share transactions Proceeds from sales of shares	2,489,121,288	1,945,066,284
Reinvestment of distributions	469,233,819	477,030,888
Cost of shares redeemed	(1,146,804,276)	(567,774,077)
Net increase (decrease) in net assets resulting from share transactions	1,811,550,831	1,854,323,095
Total increase (decrease) in net assets	1,775,913,196	2,421,755,167

Net Assets
Beginning of period	5,426,419,816	3,004,664,649
End of period (including undistributed net investment income of $589,671 and distributions in excess of net investment income of $6,585, respectively)	$ 7,202,333,012	$ 5,426,419,816
Other Information Shares
Sold	192,772,792	146,971,175
Issued in reinvestment of distributions	36,670,178	35,382,693
Redeemed	(86,606,781)	(42,286,335)
Net increase (decrease)	142,836,189	140,067,533

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 E	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 14.12	$ 12.30	$ 11.45	$ 12.00	$ 9.22
Income from Investment Operations
Net investment income (loss) B	.03	.02	.06	.02	.03
Net realized and unrealized gain (loss)	.64	3.33	1.30	(.06)	2.81
Total from investment operations	.67	3.35	1.36	(.04)	2.84
Distributions from net investment income	(.03)	(.02)	(.06)	(.02)	(.03)
Distributions from net realized gain	(1.11)	(1.51)	(.44)	(.50)	(.03)
Total distributions	(1.13) H	(1.53)	(.51) G	(.51) F	(.06)
Net asset value, end of period	$ 13.66	$ 14.12	$ 12.30	$ 11.45	$ 12.00
Total ReturnA	5.45%	28.21%	12.37%	(.05)%	30.84%
Ratios to Average Net Assets C
Expenses before reductions	.62%	.70%	.65%	.63%	.40%
Expenses net of fee waivers, if any	.37%	.45%	.40%	.38%	.15%
Expenses net of all reductions	.37%	.45%	.40%	.37%	.15%
Net investment income (loss)	.23%	.14%	.51%	.18%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,202,333	$ 5,426,420	$ 3,004,665	$ 2,676,692	$ 2,873,128
Portfolio turnover rateD	54%	84%	53%	63%	69%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

D Amount does not include the portfolio activity of any Underlying Funds.

E For the year ended February 29.

F Total distributions of $.51 per share is comprised of distributions from net investment income of $.018 and distributions from net realized gain of $.496 per share.

G Total distributions of $.51 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $.443 per share.

H Total distributions of $1.13 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $1.105 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Strategic Advisers Small-Mid Cap Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,041,287,424
Gross unrealized depreciation	(129,877,853)
Net unrealized appreciation (depreciation) on securities	$ 911,409,571

Tax Cost	$ 6,299,222,841

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 614,472
Undistributed long-term capital gain	$ 211,258,046
Net unrealized appreciation (depreciation) on securities and other investments	$ 911,409,144

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 83,347,431	$ 109,723,593
Long-term Capital Gains	386,957,016	368,487,749
Total	$ 470,304,447	$ 478,211,342

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

3. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $27,537,681 and a change in net unrealized appreciation (depreciation) of $568,463 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $4,723,468,677 and $3,143,289,598, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.10% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .48% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sub-Advisers. Advisory Research, Inc., Fisher Investments, Invesco Advisers, Inc., Kennedy Capital Management, Inc., Massachusetts Financial Services Company (MFS) (through October 31, 2014), Neuberger Berman Management, LLC, RS Investment Management Co. LLC, Systematic Financial Management, L.P. and The Boston Company Asset Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2015, the Board of Trustees approved the appointment of Portolan Capital Management, LLC (Portolan) as an additional sub-adviser for the Fund. Subsequent to period end, Portolan was allocated a portion of the Fund's assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .11% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser or Sub-adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $14,460 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $70,950.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,087 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2017. During the period, this waiver reduced the Fund's management fee by $ 15,569,210.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $3,306 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Small-Mid Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Small-Mid Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

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Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Fund voted to pay on April 13, 2015, to shareholders of record at the opening of business on April 10, 2015, a distribution of $0.405 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.002 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2015, $305,193,975, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 5% and 100% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 5% and 100% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Fund

On September 4, 2014, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement(s)) with each of The Boston Company Asset Management, LLC and Fisher Investments, Inc. (New Sub-Adviser(s)) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve each Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve each Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within each New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of each New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of each New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that each New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered each New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by each New Sub-Adviser under each Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board also considered the historical investment performance of each New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing each Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to each New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser(s).

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.10% of the fund's average daily net assets and that the Sub-Advisory Agreements will not result in a change to the maximum aggregate annual management fee payable by the fund or the portion of the management fee retained by Strategic Advisers, if any. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the fund's management fee through September 30, 2016, and its proposal to extend the management fee waiver through September 30, 2017.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because each Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve each Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser(s), the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser(s) will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Annual Report

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that each Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Advisory Research, Inc. (ARI), Invesco Advisers, Inc. (Invesco), Kennedy Capital Management, Inc. (Kennedy Capital), Massachusetts Financial Services Company (MFS), Neuberger Berman Management LLC (Neuberger Berman), Pyramis Global Advisors, LLC (Pyramis), RS Investments Management Co. LLC (RS Investments), and Systematic Financial Management, L.P. (Systematic) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, ARI, Invesco, Kennedy Capital, MFS, Neuberger Berman, Pyramis, RS Investments, and Systematic (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2013, the cumulative total returns of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Small-Mid Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one- and three-year periods and in the second quartile for the five-year period and that the fund had under-performed 62% and 65% and had out-performed 57% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2013. The Board also noted that the investment performance of the fund was lower than its benchmark for each period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2017 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.10%.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Small-Mid Cap Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and above the median of its ASPG for the fiscal year ended February 28, 2014. The Board also noted that the fund's management fee was compared on a pre-waiver basis and, therefore, did not reflect the management fee waiver noted above. Giving effect to the waiver, however, the fund's management fee was below the ASPG for the fiscal year ended February 28, 2014.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2014.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board also considered that in 2014 Strategic Advisers had negotiated lower fee schedules with certain Sub-Advisers. The Board took into consideration that Strategic Advisers had proposed to waive 0.25% of its management fee through September 30, 2017.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Advisory Research, Inc.

The Boston Company Asset Management,

LLC

Fisher Investments

Invesco Advisers, Inc.

Kennedy Capital Management, Inc.

Neuberger Berman Management LLC

Portolan Capital Management, LLC

Pyramis Global Advisors, LLC

RS Investment Management Co. LLC

Systematic Financial Management, L.P.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SMC-UANN-0415
1.926367.104

Strategic Advisers®
Small-Mid Cap Multi-Manager Fund

Annual Report

February 28, 2015

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Life of fund A
Strategic Advisers® Small-Mid Cap Multi-Manager Fund	5.88%	18.07%

A From December 20, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Multi-Manager Fund, a class of the fund, on December 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2500® Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 16.58%, while the small-cap Russell 2000® Index returned 5.63%, rallying from early-period weakness amid growth and valuation worries. Among S&P 500® sectors, all except one notched a double-digit gain, led by health care (+24%), information technology (+22%) and consumer staples (+22%). Energy (-7%) was the sole sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the index finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Barry Golden, Portfolio Manager of Strategic Advisers® Small-Mid Cap Multi-Manager Fund: For the year, Strategic Advisers® Small-Mid Cap Multi-Manager Fund (a class of the Fund) returned 5.88%, trailing the 8.24% gain of the Russell 2500® Index. Relative to the benchmark, value-oriented sub-adviser Advisory Research detracted because it was positioned for rising interest rates and higher inflation, neither of which occurred during the period. As a result, this manager's underweighting in higher-yielding groups, along with an overweighting in energy, worked against its performance. RS Investment Management was another detractor, hampered by adverse stock selection in biotechnology, diversified financials and consumer discretionary. Massachusetts Financial Services' (MFS) small-cap focused aggressive-growth style suffered amid an early-period pullback in certain high-growth industries and stock groups. Later on, MFS was hurt by underweighting health care. On the plus side, sub-adviser The Boston Company - which was added during the period - was the top contributor, led by strong selections in retail, energy and technology hardware & equipment. Quality-focused growth manager Invesco Advisers was another contributor, aided by favorable positioning in biotech, combined with solid choices in consumer services and capital goods. We also added Fisher Investments during the period, and redeployed assets away from MFS.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Small-Mid Cap Multi-Manager	1.16%
Actual		$ 1,000.00	$ 1,036.90	$ 5.86
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Class F	1.06%
Actual		$ 1,000.00	$ 1,036.80	$ 5.35
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31
Class L	1.16%
Actual		$ 1,000.00	$ 1,036.90	$ 5.86
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Class N	1.41%
Actual		$ 1,000.00	$ 1,035.50	$ 7.12
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.05

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
iShares Russell 2000 Growth Index ETF	1.9	0.0
PowerShares S&P SmallCap Financials Portfolio ETF	0.9	0.9
Voya Financial, Inc.	0.9	0.4
SVB Financial Group	0.8	0.2
Raymond James Financial, Inc.	0.7	0.5
Allison Transmission Holdings, Inc.	0.7	0.6
Allied World Assurance Co.	0.6	0.6
FNF Group	0.6	0.3
Euronet Worldwide, Inc.	0.6	0.4
Tribune Media Co. Class A	0.6	0.6
	8.3
Top Five Market Sectors as of February 28, 2015
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.6	17.1
Financials	18.7	16.9
Industrials	14.8	14.8
Health Care	12.7	9.5
Consumer Discretionary	12.3	12.9
Asset Allocation (% of fund's net assets)
As of February 28, 2015	As of August 31, 2014
Common Stocks 91.4%	Common Stocks 89.6%
Small Growth Funds 1.9%	Small Growth Funds 0.0%
Sector Funds 0.9%	Sector Funds 0.9%
Short-Term Investments and Net Other Assets (Liabilities) 5.8%	Short-Term Investments and Net Other Assets (Liabilities) 9.5%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value
CONSUMER DISCRETIONARY - 12.3%
Auto Components - 1.2%
BorgWarner, Inc.	360	$ 22,126
Dana Holding Corp.	4,990	109,032
Gentex Corp.	9,804	172,746
Remy International, Inc.	180	4,117
Tower International, Inc. (a)	1,290	34,920
Visteon Corp. (a)	560	56,297
		399,238
Automobiles - 0.0%
Harley-Davidson, Inc.	180	11,443
Distributors - 0.4%
LKQ Corp. (a)	3,222	79,181
Pool Corp.	880	60,870
		140,051
Diversified Consumer Services - 0.7%
Apollo Education Group, Inc. Class A (non-vtg.) (a)	1,890	52,259
Capella Education Co.	560	36,299
H&R Block, Inc.	2,232	76,223
LifeLock, Inc. (a)	5,916	82,706
		247,487
Hotels, Restaurants & Leisure - 2.8%
BJ's Restaurants, Inc. (a)	1,068	55,771
Bloomin' Brands, Inc.	3,680	94,797
Brinker International, Inc.	876	52,087
Choice Hotels International, Inc.	930	59,027
Domino's Pizza, Inc.	529	53,709
Hyatt Hotels Corp. Class A (a)	1,535	92,929
Jack in the Box, Inc.	1,357	131,208
La Quinta Holdings, Inc.	3,100	68,851
Marriott Vacations Worldwide Corp.	770	58,566
Papa John's International, Inc.	620	38,341
Pinnacle Entertainment, Inc. (a)	1,517	39,048
Popeyes Louisiana Kitchen, Inc. (a)	650	39,007
Royal Caribbean Cruises Ltd.	530	40,503
Sonic Corp.	940	29,883
Starwood Hotels & Resorts Worldwide, Inc.	340	27,312
The Cheesecake Factory, Inc.	984	46,760
Wendy's Co.	3,525	39,092
		966,891
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - 0.8%
D.R. Horton, Inc.	680	$ 18,571
Helen of Troy Ltd. (a)	402	30,801
iRobot Corp. (a)	1,973	64,813
M.D.C. Holdings, Inc.	2,850	77,463
Standard Pacific Corp. (a)	5,950	52,003
Toll Brothers, Inc. (a)	725	27,775
		271,426
Internet & Catalog Retail - 0.2%
Shutterfly, Inc. (a)	1,061	50,939
Leisure Products - 0.5%
Brunswick Corp.	2,329	126,325
Polaris Industries, Inc.	245	37,566
		163,891
Media - 1.6%
Cablevision Systems Corp. - NY Group Class A	1,115	20,940
Discovery Communications, Inc. Class A (a)	335	10,821
Gannett Co., Inc.	2,075	73,455
Gray Television, Inc. (a)	3,150	34,461
IMAX Corp. (a)	2,160	75,535
Lions Gate Entertainment Corp.	1,425	46,441
Media General, Inc. (a)	1,587	23,662
Starz Series A (a)	2,310	76,784
Tribune Media Co. Class A (a)	2,885	190,323
		552,422
Specialty Retail - 3.3%
American Eagle Outfitters, Inc.	6,883	103,039
ANN, Inc. (a)	1,219	43,774
Cabela's, Inc. Class A (a)	160	8,710
CST Brands, Inc.	2,990	124,474
DSW, Inc. Class A	1,407	53,030
Express, Inc. (a)	3,333	46,062
Five Below, Inc. (a)	1,128	35,797
Foot Locker, Inc.	1,805	101,387
Group 1 Automotive, Inc.	1,248	101,512
Lithia Motors, Inc. Class A (sub. vtg.)	1,226	115,808
New York & Co., Inc. (a)	900	2,016
Office Depot, Inc. (a)	17,036	159,627
Outerwall, Inc.	541	34,905
Restoration Hardware Holdings, Inc. (a)	840	74,004
Ross Stores, Inc.	110	11,639
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Select Comfort Corp. (a)	400	$ 12,840
Signet Jewelers Ltd.	615	73,726
Vitamin Shoppe, Inc. (a)	634	26,882
Williams-Sonoma, Inc.	145	11,665
		1,140,897
Textiles, Apparel & Luxury Goods - 0.8%
Carter's, Inc.	540	47,936
Crocs, Inc. (a)	770	8,586
Fossil Group, Inc. (a)	479	41,199
G-III Apparel Group Ltd. (a)	698	73,451
Hanesbrands, Inc.	495	63,132
Steven Madden Ltd. (a)	1,530	55,860
		290,164
TOTAL CONSUMER DISCRETIONARY		4,234,849
CONSUMER STAPLES - 1.9%
Beverages - 0.2%
Boston Beer Co., Inc. Class A (a)	227	60,745
Food & Staples Retailing - 0.5%
Casey's General Stores, Inc.	697	61,162
Fresh Market, Inc. (a)	1,849	70,373
United Natural Foods, Inc. (a)	415	34,462
		165,997
Food Products - 0.8%
B&G Foods, Inc. Class A	1,369	39,222
Cal-Maine Foods, Inc.	156	5,870
Ingredion, Inc.	180	14,798
Lancaster Colony Corp.	620	56,668
Pilgrims Pride Corp.	1,350	37,031
Pinnacle Foods, Inc.	3,410	123,783
		277,372
Household Products - 0.4%
Energizer Holdings, Inc.	145	19,405
Spectrum Brands Holdings, Inc.	1,197	112,135
		131,540
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 0.0%
Elizabeth Arden, Inc. (a)	450	$ 7,538
TOTAL CONSUMER STAPLES		643,192
ENERGY - 3.9%
Energy Equipment & Services - 1.0%
Atwood Oceanics, Inc.	760	23,568
Dril-Quip, Inc. (a)	767	55,730
Helmerich & Payne, Inc.	135	9,053
ION Geophysical Corp. (a)	2,800	6,384
McDermott International, Inc. (a)	1,150	2,875
Newpark Resources, Inc. (a)	4,210	39,869
Oceaneering International, Inc.	912	49,731
Patterson-UTI Energy, Inc.	1,108	20,703
Precision Drilling Corp.	10,430	63,493
SEACOR Holdings, Inc. (a)	746	54,092
Tesco Corp.	6	64
TETRA Technologies, Inc. (a)	2,000	11,940
		337,502
Oil, Gas & Consumable Fuels - 2.9%
Abraxas Petroleum Corp. (a)	6,050	18,453
Carrizo Oil & Gas, Inc. (a)	2,812	133,823
Delek U.S. Holdings, Inc.	1,770	65,986
Diamondback Energy, Inc. (a)	490	34,893
Energen Corp.	1,372	88,686
GasLog Ltd.	725	14,348
Gulfport Energy Corp. (a)	1,450	66,425
Laredo Petroleum Holdings, Inc. (a)	1,710	20,400
Newfield Exploration Co. (a)	1,855	61,271
Oasis Petroleum, Inc. (a)	1,297	18,586
PBF Energy, Inc. Class A	2,300	71,691
Pioneer Natural Resources Co.	410	62,533
SemGroup Corp. Class A	592	45,768
Sunoco Logistics Partners, LP	1,606	82,837
Synergy Resources Corp. (a)	1,766	21,104
Tesoro Corp.	270	24,797
Tsakos Energy Navigation Ltd.	8,400	63,000
Ultra Petroleum Corp. (a)	2,073	33,728
Valero Energy Corp.	240	14,806
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Western Refining, Inc.	800	$ 37,680
Whiting Petroleum Corp. (a)	376	12,720
		993,535
TOTAL ENERGY		1,331,037
FINANCIALS - 18.7%
Banks - 5.3%
BankUnited, Inc.	2,278	73,830
CIT Group, Inc.	3,735	172,744
City National Corp.	200	18,074
Columbia Banking Systems, Inc.	830	23,389
Comerica, Inc.	2,255	103,234
Cullen/Frost Bankers, Inc.	375	25,425
CVB Financial Corp.	1,320	20,658
East West Bancorp, Inc.	2,136	85,333
First Niagara Financial Group, Inc.	2,120	18,783
First Republic Bank	575	32,775
FirstMerit Corp.	1,981	35,955
Hancock Holding Co.	2,173	63,604
Home Bancshares, Inc.	1,441	45,608
Huntington Bancshares, Inc.	9,960	108,962
Investors Bancorp, Inc.	11,994	137,691
PacWest Bancorp	1,147	52,573
Pinnacle Financial Partners, Inc.	261	10,962
PrivateBancorp, Inc.	705	24,485
Prosperity Bancshares, Inc.	390	20,175
Regions Financial Corp.	2,000	19,220
SVB Financial Group (a)	2,334	286,849
Talmer Bancorp, Inc. Class A	1,163	16,433
TCF Financial Corp.	1,450	22,751
Texas Capital Bancshares, Inc. (a)	375	17,411
UMB Financial Corp.	1,389	71,589
Umpqua Holdings Corp.	5,159	85,330
United Community Bank, Inc.	4,025	76,556
Webster Financial Corp.	4,775	164,881
		1,835,280
Capital Markets - 2.7%
Affiliated Managers Group, Inc. (a)	247	53,456
American Capital Ltd. (a)	5,025	73,365
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Ameriprise Financial, Inc.	215	$ 28,730
Ares Capital Corp.	2,878	49,789
E*TRADE Financial Corp. (a)	3,657	95,210
Eaton Vance Corp. (non-vtg.)	675	28,418
Janus Capital Group, Inc.	3,833	63,168
Lazard Ltd. Class A	1,850	94,128
Raymond James Financial, Inc.	4,205	240,232
Stifel Financial Corp. (a)	2,071	113,429
T. Rowe Price Group, Inc.	180	14,868
The Blackstone Group LP	700	26,222
Waddell & Reed Financial, Inc. Class A	280	13,849
WisdomTree Investments, Inc.	2,450	45,791
		940,655
Consumer Finance - 0.8%
Ally Financial, Inc. (a)	4,135	85,925
Discover Financial Services	895	54,577
PRA Group, Inc. (a)	1,343	67,271
Santander Consumer U.S.A. Holdings, Inc.	1,075	24,220
SLM Corp.	3,390	32,103
		264,096
Diversified Financial Services - 1.3%
Leucadia National Corp.	3,643	86,448
MarketAxess Holdings, Inc.	450	35,816
Voya Financial, Inc.	7,073	312,556
		434,820
Insurance - 3.3%
Allied World Assurance Co.	5,060	204,677
American Equity Investment Life Holding Co.	2,168	61,766
American Financial Group, Inc.	413	26,019
AmTrust Financial Services, Inc.	1,246	67,159
Cincinnati Financial Corp.	455	24,006
CNO Financial Group, Inc.	6,098	99,153
FNF Group	5,429	199,353
FNFV Group (a)	2,160	32,162
HCC Insurance Holdings, Inc.	1,290	72,085
Lincoln National Corp.	1,425	82,137
Primerica, Inc.	350	18,459
Reinsurance Group of America, Inc.	443	39,564
Torchmark Corp.	425	22,631
Unum Group	500	16,780
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
White Mountains Insurance Group Ltd.	185	$ 123,423
XL Group PLC Class A	1,325	47,965
		1,137,339
Real Estate Investment Trusts - 3.7%
American Residential Properties, Inc. (a)	1,240	21,502
Ashford Hospitality Trust, Inc.	1,553	16,539
BioMed Realty Trust, Inc.	6,255	139,111
Brandywine Realty Trust (SBI)	1,450	22,983
CBL & Associates Properties, Inc.	2,500	50,050
Chesapeake Lodging Trust	1,229	43,703
Corporate Office Properties Trust (SBI)	1,276	37,514
Corrections Corp. of America	1,568	62,548
Cousins Properties, Inc.	3,183	34,154
DuPont Fabros Technology, Inc.	3,325	104,106
Essex Property Trust, Inc.	65	14,458
Extra Space Storage, Inc.	650	42,757
Hersha Hospitality Trust	4,620	31,000
iStar Financial, Inc. (a)	4,490	59,493
Kite Realty Group Trust	2,337	66,184
Liberty Property Trust (SBI)	3,365	125,245
Medical Properties Trust, Inc.	4,608	69,765
Mid-America Apartment Communities, Inc.	811	58,773
National Retail Properties, Inc.	530	21,327
Physicians Realty Trust	1,700	27,965
Prologis, Inc.	280	11,959
Ryman Hospitality Properties, Inc.	1,440	86,544
Strategic Hotel & Resorts, Inc. (a)	2,965	38,901
Sunstone Hotel Investors, Inc.	3,521	61,441
Weyerhaeuser Co.	780	27,386
		1,275,408
Real Estate Management & Development - 1.3%
Alexander & Baldwin, Inc.	3,585	144,942
CBRE Group, Inc. (a)	3,650	125,049
Jones Lang LaSalle, Inc.	365	58,856
Realogy Holdings Corp. (a)	2,750	126,500
		455,347
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.3%
BofI Holding, Inc. (a)	520	$ 45,968
EverBank Financial Corp.	3,880	69,762
		115,730
TOTAL FINANCIALS		6,458,675
HEALTH CARE - 12.7%
Biotechnology - 1.3%
Alnylam Pharmaceuticals, Inc. (a)	593	60,207
Enanta Pharmaceuticals, Inc. (a)	663	23,749
Exact Sciences Corp. (a)	3,080	69,208
Incyte Corp. (a)	1,056	90,658
Ligand Pharmaceuticals, Inc. Class B (a)	1,440	79,301
Neurocrine Biosciences, Inc. (a)	1,258	49,125
Repligen Corp. (a)	1,366	35,120
Seattle Genetics, Inc. (a)	1,131	40,999
		448,367
Health Care Equipment & Supplies - 3.5%
Accuray, Inc. (a)	1,600	14,368
Alere, Inc. (a)	1,428	64,931
Analogic Corp.	232	20,105
DexCom, Inc. (a)	1,210	73,495
Globus Medical, Inc. (a)	3,269	79,371
Halyard Health, Inc. (a)	1,235	56,859
HeartWare International, Inc. (a)	880	75,002
Hill-Rom Holdings, Inc.	195	9,344
Hologic, Inc. (a)	2,700	87,426
IDEXX Laboratories, Inc. (a)	461	72,299
NuVasive, Inc. (a)	2,505	114,604
Sirona Dental Systems, Inc. (a)	1,178	106,986
St. Jude Medical, Inc.	375	25,005
Steris Corp.	2,602	167,881
The Cooper Companies, Inc.	180	29,515
Thoratec Corp. (a)	1,048	42,675
West Pharmaceutical Services, Inc.	2,158	118,086
Zimmer Holdings, Inc.	280	33,709
		1,191,661
Health Care Providers & Services - 4.2%
Air Methods Corp. (a)	876	46,419
AMN Healthcare Services, Inc. (a)	575	12,972
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Brookdale Senior Living, Inc. (a)	3,005	$ 112,718
Catamaran Corp. (a)	635	31,702
Centene Corp. (a)	1,020	62,689
Chemed Corp.	650	75,712
Community Health Systems, Inc. (a)	1,234	59,874
Community Health Systems, Inc. rights 1/27/16 (a)	5,163	119
Envision Healthcare Holdings, Inc. (a)	1,422	52,074
ExamWorks Group, Inc. (a)	3,189	128,836
HealthSouth Corp.	3,775	164,062
Henry Schein, Inc. (a)	225	31,511
Kindred Healthcare, Inc.	2,600	55,172
Laboratory Corp. of America Holdings (a)	365	44,906
MEDNAX, Inc. (a)	1,120	80,046
Premier, Inc. (a)	1,310	48,025
Select Medical Holdings Corp.	3,583	48,585
Tenet Healthcare Corp. (a)	1,510	69,913
Universal Health Services, Inc. Class B	1,365	154,723
VCA, Inc. (a)	3,284	174,972
		1,455,030
Health Care Technology - 0.2%
Allscripts Healthcare Solutions, Inc. (a)	1,860	22,329
HMS Holdings Corp. (a)	1,017	17,838
MedAssets, Inc. (a)	1,325	25,453
		65,620
Life Sciences Tools & Services - 1.7%
Affymetrix, Inc. (a)	2,283	26,711
Bio-Techne Corp.	557	54,324
Cambrex Corp. (a)	380	13,015
Charles River Laboratories International, Inc. (a)	1,115	85,487
ICON PLC (a)	1,229	84,813
PAREXEL International Corp. (a)	2,561	165,082
PerkinElmer, Inc.	1,842	86,574
Quintiles Transnational Holdings, Inc. (a)	495	32,165
Waters Corp. (a)	327	39,364
		587,535
Pharmaceuticals - 1.8%
Catalent, Inc. (a)	1,828	51,129
GW Pharmaceuticals PLC ADR (a)	771	62,389
Horizon Pharma PLC (a)	2,807	57,628
Jazz Pharmaceuticals PLC (a)	954	162,266
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Lannett Co., Inc. (a)	385	$ 24,024
Nektar Therapeutics (a)	3,928	51,339
Pacira Pharmaceuticals, Inc. (a)	1,116	128,083
Perrigo Co. PLC	125	19,309
Salix Pharmaceuticals Ltd. (a)	360	56,592
		612,759
TOTAL HEALTH CARE		4,360,972
INDUSTRIALS - 14.8%
Aerospace & Defense - 2.0%
AeroVironment, Inc. (a)	300	8,223
BE Aerospace, Inc.	225	14,297
HEICO Corp. Class A	1,577	71,974
Hexcel Corp.	3,280	156,062
Huntington Ingalls Industries, Inc.	175	24,733
KEYW Holding Corp. (a)	1,375	12,004
KLX, Inc. (a)	112	4,473
Orbital ATK, Inc.	2	133
Spirit AeroSystems Holdings, Inc. Class A (a)	2,345	115,397
Teledyne Technologies, Inc. (a)	1,104	111,316
Textron, Inc.	540	23,927
TransDigm Group, Inc.	452	98,021
Triumph Group, Inc.	615	36,771
		677,331
Air Freight & Logistics - 0.2%
Forward Air Corp.	1,153	61,686
Airlines - 0.5%
Allegiant Travel Co.	543	99,706
JetBlue Airways Corp. (a)	3,830	65,838
		165,544
Building Products - 0.9%
A.O. Smith Corp.	2,367	149,192
Armstrong World Industries, Inc. (a)	685	38,244
Continental Building Products, Inc. (a)	1,625	33,898
Owens Corning	2,190	86,855
Universal Forest Products, Inc.	265	14,323
		322,512
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 1.5%
Clean Harbors, Inc. (a)	430	$ 23,947
Covanta Holding Corp.	1,350	29,255
Herman Miller, Inc.	550	17,034
Interface, Inc.	2,781	56,148
Knoll, Inc.	2,560	54,349
Pitney Bowes, Inc.	2,604	60,335
Ritchie Brothers Auctioneers, Inc.	2,090	52,626
Steelcase, Inc. Class A	9,098	170,315
Tetra Tech, Inc.	1,605	40,815
		504,824
Construction & Engineering - 0.3%
KBR, Inc.	1,520	24,761
MasTec, Inc. (a)	1,445	31,891
Quanta Services, Inc. (a)	1,820	52,380
		109,032
Electrical Equipment - 1.1%
Acuity Brands, Inc.	503	79,715
AZZ, Inc.	324	14,716
Encore Wire Corp.	2,195	81,852
Generac Holdings, Inc. (a)	2,239	110,360
Regal-Beloit Corp.	1,015	79,109
Rockwell Automation, Inc.	150	17,556
		383,308
Industrial Conglomerates - 0.2%
Carlisle Companies, Inc.	682	63,474
Machinery - 4.2%
Allison Transmission Holdings, Inc.	7,115	226,399
Chart Industries, Inc. (a)	232	8,106
CLARCOR, Inc.	1,034	68,048
Crane Co.	764	51,058
Flowserve Corp.	662	41,130
Harsco Corp.	760	12,532
IDEX Corp.	601	46,433
ITT Corp.	4,388	180,215
Lincoln Electric Holdings, Inc.	1,528	105,493
Manitowoc Co., Inc.	900	19,917
Meritor, Inc. (a)	1,150	16,434
Middleby Corp. (a)	429	45,736
Oshkosh Corp.	2,990	145,882
Parker Hannifin Corp.	67	8,220
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Rexnord Corp. (a)	1,488	$ 41,024
Terex Corp.	565	15,487
Trinity Industries, Inc.	4,670	157,005
Twin Disc, Inc.	530	9,747
WABCO Holdings, Inc. (a)	601	70,215
Wabtec Corp.	1,507	142,999
Woodward, Inc.	942	45,734
		1,457,814
Marine - 0.3%
Danaos Corp. (a)	850	5,347
Kirby Corp. (a)	1,263	97,352
		102,699
Professional Services - 1.1%
Equifax, Inc.	309	28,851
FTI Consulting, Inc. (a)	350	12,905
Huron Consulting Group, Inc. (a)	700	46,655
Korn/Ferry International (a)	1,700	52,020
On Assignment, Inc. (a)	1,710	65,339
Robert Half International, Inc.	820	50,807
Towers Watson & Co.	655	86,133
TrueBlue, Inc. (a)	1,300	29,913
		372,623
Road & Rail - 1.4%
AMERCO	340	111,119
Con-way, Inc.	2,030	89,665
J.B. Hunt Transport Services, Inc.	241	20,606
Kansas City Southern	200	23,168
Knight Transportation, Inc.	2,328	76,964
Old Dominion Freight Lines, Inc. (a)	995	77,729
Ryder System, Inc.	280	26,317
Swift Transporation Co. (a)	2,449	69,258
		494,826
Trading Companies & Distributors - 1.1%
AerCap Holdings NV (a)	2,420	107,690
GATX Corp.	1,760	109,560
MSC Industrial Direct Co., Inc. Class A	275	20,072
United Rentals, Inc. (a)	444	41,319
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - continued
Watsco, Inc.	535	$ 62,723
WESCO International, Inc. (a)	636	44,157
		385,521
TOTAL INDUSTRIALS		5,101,194
INFORMATION TECHNOLOGY - 19.6%
Communications Equipment - 1.8%
Arris Group, Inc. (a)	5,208	153,011
Aviat Networks, Inc. (a)	750	953
Brocade Communications Systems, Inc.	4,975	61,640
Ceragon Networks Ltd. (a)	1,350	1,620
Ciena Corp. (a)	7,525	157,423
Finisar Corp. (a)	2,559	53,765
Infinera Corp. (a)	4,259	72,616
JDS Uniphase Corp. (a)	7,210	99,282
Riverbed Technology, Inc. (a)	1,181	24,730
		625,040
Electronic Equipment & Components - 4.8%
Arrow Electronics, Inc. (a)	1,700	105,332
Avnet, Inc.	1,720	78,793
CDW Corp.	2,585	97,274
Cognex Corp. (a)	2,357	105,334
Dolby Laboratories, Inc. Class A	320	12,950
FEI Co.	611	48,263
FLIR Systems, Inc.	3,664	118,274
II-VI, Inc. (a)	980	17,140
Ingram Micro, Inc. Class A (a)	2,510	62,022
InvenSense, Inc. (a)	963	16,053
IPG Photonics Corp. (a)	1,763	169,072
Itron, Inc. (a)	440	16,051
Jabil Circuit, Inc.	1,080	23,728
Keysight Technologies, Inc. (a)	1,896	71,176
Littelfuse, Inc.	390	39,125
Maxwell Technologies, Inc. (a)	840	6,334
Mercury Systems, Inc. (a)	1,400	23,828
Methode Electronics, Inc. Class A	902	35,079
National Instruments Corp.	1,351	42,070
OSI Systems, Inc. (a)	925	67,035
Plexus Corp. (a)	850	34,213
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Rogers Corp. (a)	635	$ 49,708
ScanSource, Inc. (a)	1,151	41,850
SYNNEX Corp.	1,999	152,424
Tech Data Corp. (a)	2,050	121,975
Trimble Navigation Ltd. (a)	1,784	46,634
Universal Display Corp. (a)	1,802	61,971
		1,663,708
Internet Software & Services - 2.0%
AOL, Inc. (a)	940	38,108
Bankrate, Inc. (a)	1,090	13,908
Constant Contact, Inc. (a)	2,164	89,438
CoStar Group, Inc. (a)	555	110,534
DealerTrack Holdings, Inc. (a)	4,154	165,205
HomeAway, Inc. (a)	1,405	43,548
LogMeIn, Inc. (a)	2,510	132,277
Rackspace Hosting, Inc. (a)	1,660	82,452
		675,470
IT Services - 2.4%
Acxiom Corp. (a)	1,030	20,600
Amdocs Ltd.	775	40,688
Booz Allen Hamilton Holding Corp. Class A	4,191	124,724
Cardtronics, Inc. (a)	459	16,795
Convergys Corp.	560	12,516
CoreLogic, Inc. (a)	4,790	159,699
DST Systems, Inc.	200	21,258
EPAM Systems, Inc. (a)	1,221	75,311
Euronet Worldwide, Inc. (a)	3,457	195,321
Fidelity National Information Services, Inc.	450	30,416
Genpact Ltd. (a)	980	21,776
Heartland Payment Systems, Inc.	1,260	61,778
MoneyGram International, Inc. (a)	940	7,985
Total System Services, Inc.	905	34,571
VeriFone Systems, Inc. (a)	430	15,132
		838,570
Semiconductors & Semiconductor Equipment - 3.0%
Atmel Corp.	6,828	56,946
Cavium, Inc. (a)	981	67,189
Ceva, Inc. (a)	450	8,960
FormFactor, Inc. (a)	1,550	15,221
Freescale Semiconductor, Inc. (a)	890	32,138
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Integrated Device Technology, Inc. (a)	3,150	$ 65,016
Lam Research Corp.	230	18,966
Lattice Semiconductor Corp. (a)	2,195	14,750
M/A-COM Technology Solutions Holdings, Inc. (a)	1,833	61,809
Mellanox Technologies Ltd. (a)	1,705	81,226
Microsemi Corp. (a)	2,002	64,544
MKS Instruments, Inc.	1,150	40,664
Monolithic Power Systems, Inc.	1,104	58,214
PMC-Sierra, Inc. (a)	1,660	15,770
Power Integrations, Inc.	1,025	56,232
Rambus, Inc. (a)	2,250	27,000
Rudolph Technologies, Inc. (a)	500	6,165
Silicon Laboratories, Inc. (a)	1,020	51,653
Skyworks Solutions, Inc.	1,200	105,300
Spansion, Inc. Class A (a)	560	20,205
Synaptics, Inc. (a)	265	22,777
Teradyne, Inc.	2,618	50,580
Ultratech, Inc. (a)	1,440	25,978
Veeco Instruments, Inc. (a)	2,535	77,292
		1,044,595
Software - 5.1%
Aspen Technology, Inc. (a)	2,229	86,051
Autodesk, Inc. (a)	440	28,266
Barracuda Networks, Inc. (a)	980	37,328
CA Technologies, Inc.	455	14,797
Cadence Design Systems, Inc. (a)	4,190	76,907
CommVault Systems, Inc. (a)	619	29,879
Comverse, Inc. (a)	675	12,110
Covisint Corp. (a)	2,350	5,875
Electronic Arts, Inc. (a)	1,845	105,497
Fortinet, Inc. (a)	1,594	53,574
Gigamon, Inc. (a)	550	11,033
Guidewire Software, Inc. (a)	1,122	62,451
Infoblox, Inc. (a)	5,049	117,389
Informatica Corp. (a)	446	19,153
Interactive Intelligence Group, Inc. (a)	904	38,366
Manhattan Associates, Inc. (a)	3,161	157,576
Mentor Graphics Corp.	3,172	74,415
MicroStrategy, Inc. Class A (a)	360	64,202
Nuance Communications, Inc. (a)	1,680	24,024
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Parametric Technology Corp. (a)	2,480	$ 85,944
Qlik Technologies, Inc. (a)	1,810	58,716
Qualys, Inc. (a)	1,356	62,417
Rovi Corp. (a)	1,630	40,554
SeaChange International, Inc. (a)	1,680	12,684
Silver Spring Networks, Inc. (a)	1,100	10,824
SolarWinds, Inc. (a)	1,144	58,035
Solera Holdings, Inc.	1,284	71,570
Synchronoss Technologies, Inc. (a)	1,161	51,386
Synopsys, Inc. (a)	1,047	48,591
Ultimate Software Group, Inc. (a)	681	112,123
Verint Systems, Inc. (a)	1,875	114,141
		1,745,878
Technology Hardware, Storage & Peripherals - 0.5%
Cray, Inc. (a)	1,888	56,395
Electronics for Imaging, Inc. (a)	1,387	56,312
NCR Corp. (a)	1,681	49,438
Quantum Corp. (a)	2,600	4,238
SanDisk Corp.	85	6,794
		173,177
TOTAL INFORMATION TECHNOLOGY		6,766,438
MATERIALS - 4.9%
Chemicals - 2.5%
Ashland, Inc.	409	52,197
Celanese Corp. Class A	1,345	76,813
Chemtura Corp. (a)	4,055	106,444
Cytec Industries, Inc.	400	21,012
FMC Corp.	738	46,797
Intrepid Potash, Inc. (a)	5,260	74,271
LSB Industries, Inc. (a)	2,777	104,360
Methanex Corp.	969	52,702
Olin Corp.	850	23,834
PolyOne Corp.	3,009	119,578
Quaker Chemical Corp.	600	48,708
The Scotts Miracle-Gro Co. Class A	465	30,462
Tronox Ltd. Class A	1,365	29,539
Valspar Corp.	785	68,020
		854,737
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Construction Materials - 0.2%
Headwaters, Inc. (a)	730	$ 11,987
Martin Marietta Materials, Inc.	413	58,782
		70,769
Containers & Packaging - 1.1%
Avery Dennison Corp.	670	35,879
Berry Plastics Group, Inc. (a)	2,996	102,793
Crown Holdings, Inc. (a)	1,135	60,155
Rock-Tenn Co. Class A	2,548	174,895
Sealed Air Corp.	350	16,496
		390,218
Metals & Mining - 1.0%
AuRico Gold, Inc.	9,624	33,951
Carpenter Technology Corp.	735	31,135
Cliffs Natural Resources, Inc.	550	3,762
New Gold, Inc. (a)	17,506	67,078
Nucor Corp.	230	10,817
Royal Gold, Inc.	390	28,119
Steel Dynamics, Inc.	3,410	62,130
United States Steel Corp.	2,950	70,653
Yamana Gold, Inc.	12,401	52,675
		360,320
Paper & Forest Products - 0.1%
Boise Cascade Co. (a)	715	25,461
TOTAL MATERIALS		1,701,505
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.4%
Frontier Communications Corp.	3,375	26,933
Level 3 Communications, Inc. (a)	1,070	57,630
Zayo Group Holdings, Inc.	1,890	55,301
		139,864
Wireless Telecommunication Services - 0.4%
SBA Communications Corp. Class A (a)	886	110,493
Telephone & Data Systems, Inc.	300	7,632
U.S. Cellular Corp. (a)	210	7,965
		126,090
TOTAL TELECOMMUNICATION SERVICES		265,954
Common Stocks - continued
	Shares	Value
UTILITIES - 1.8%
Electric Utilities - 0.7%
Great Plains Energy, Inc.	1,895	$ 50,426
ITC Holdings Corp.	1,531	59,296
Portland General Electric Co.	725	27,035
UIL Holdings Corp.	1,281	64,755
Westar Energy, Inc.	1,350	52,448
		253,960
Gas Utilities - 0.3%
Atmos Energy Corp.	1,690	89,638
Independent Power and Renewable Electricity Producers - 0.6%
Atlantic Power Corp.	1,550	4,476
Dynegy, Inc. (a)	4,050	112,874
NRG Energy, Inc.	2,188	52,468
Ormat Technologies, Inc.	680	23,188
		193,006
Multi-Utilities - 0.2%
Ameren Corp.	1,805	76,550
TOTAL UTILITIES		613,154
TOTAL COMMON STOCKS (Cost $24,649,441)		31,476,970
Equity Funds - 2.8%

Sector Funds - 0.9%
PowerShares S&P SmallCap Financials Portfolio ETF	7,690	317,213
Small Growth Funds - 1.9%
iShares Russell 2000 Growth Index ETF	4,396	655,663
TOTAL EQUITY FUNDS (Cost $880,216)		972,876
U.S. Treasury Obligations - 0.2%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.03% 3/19/15 to 4/16/15 (c) (Cost $59,999)	$ 60,000	59,999
Money Market Funds - 6.0%
	Shares	Value
SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $2,063,180)	2,063,180	$ 2,063,180
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $27,652,836)		34,573,025
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(129,158)
NET ASSETS - 100%		$ 34,443,867
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
3 CME E-mini S&P MidCap 400 Index Contracts (United States)	March 2015	$ 451,380	$ 28,650
4 ICE Russell 2000 Index Contracts (United States)	March 2015	492,640	29,708
TOTAL EQUITY INDEX CONTRACTS		$ 944,020	$ 58,358

The face value of futures purchased as a percentage of net assets is 2.7%
For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $1,573,644.
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $55,000.
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,234,849	$ 4,234,849	$ -	$ -
Consumer Staples	643,192	643,192	-	-
Energy	1,331,037	1,331,037	-	-
Financials	6,458,675	6,458,675	-	-
Health Care	4,360,972	4,360,972	-	-
Industrials	5,101,194	5,101,194	-	-
Information Technology	6,766,438	6,766,438	-	-
Materials	1,701,505	1,701,505	-	-
Telecommunication Services	265,954	265,954	-	-
Utilities	613,154	613,154	-	-
Equity Funds	972,876	972,876	-	-
U.S. Treasury Obligations	59,999	-	59,999	-
Money Market Funds	2,063,180	2,063,180	-	-
Total Investments in Securities:	$ 34,573,025	$ 34,513,026	$ 59,999	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 58,358	$ 58,358	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 58,358	$ -
Total Value of Derivatives	$ 58,358	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $27,652,836)		$ 34,573,025
Receivable for investments sold		164,889
Receivable for fund shares sold		3,377
Dividends receivable		17,317
Prepaid expenses		31
Receivable from investment adviser for expense reductions		2,100
Other receivables		201
Total assets		34,760,940

Liabilities
Payable to custodian bank	$ 4,479
Payable for investments purchased	215,357
Payable for fund shares redeemed	11,722
Accrued management fee	21,552
Distribution and service plan fees payable	23
Payable for daily variation margin for derivative instruments	4,360
Audit fee payable	36,318
Custody fee payable	19,403
Other affiliated payables	3,655
Other payables and accrued expenses	204
Total liabilities		317,073

Net Assets		$ 34,443,867
Net Assets consist of:
Paid in capital		$ 26,925,195
Accumulated net investment loss		(200)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		540,328
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,978,544
Net Assets		$ 34,443,867

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2015

Small-Mid Cap Multi-Manager: Net Asset Value, offering price and redemption price per share ($32,904,339 ÷ 2,887,050 shares)	$ 11.40

Class F: Net Asset Value, offering price and redemption price per share ($1,313,688 ÷ 115,028 shares)	$ 11.42

Class L: Net Asset Value, offering price and redemption price per share ($113,101 ÷ 9,933 shares)	$ 11.39

Class N: Net Asset Value, offering price and redemption price per share ($112,739 ÷ 9,905 shares)	$ 11.38

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 347,923
Interest		7
Total income		347,930

Expenses
Management fee	$ 312,620
Transfer agent fees	37,877
Distribution and service plan fees	266
Accounting fees and expenses	15,607
Custodian fees and expenses	78,788
Independent trustees' compensation	476
Registration fees	38,107
Audit	52,600
Legal	553
Miscellaneous	1,010
Total expenses before reductions	537,904
Expense reductions	(72,933)	464,971
Net investment income (loss)		(117,041)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,481,921
Foreign currency transactions	2,881
Futures contracts	225,321
Total net realized gain (loss)		6,710,123
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,123,569)
Assets and liabilities in foreign currencies	(4,482)
Futures contracts	(116,867)
Total change in net unrealized appreciation (depreciation)		(4,244,918)
Net gain (loss)		2,465,205
Net increase (decrease) in net assets resulting from operations		$ 2,348,164

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (117,041)	$ (98,117)
Net realized gain (loss)	6,710,123	8,234,010
Change in net unrealized appreciation (depreciation)	(4,244,918)	4,105,200
Net increase (decrease) in net assets resulting from operations	2,348,164	12,241,093
Distributions to shareholders from net realized gain	(7,543,706)	(7,534,232)
Share transactions - net increase (decrease)	(18,356,959)	8,740,968
Redemption fees	418	359
Total increase (decrease) in net assets	(23,552,083)	13,448,188

Net Assets
Beginning of period	57,995,950	44,547,762
End of period (including accumulated net investment loss of $200 and accumulated net investment loss of $79, respectively)	$ 34,443,867	$ 57,995,950

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small-Mid Cap Multi-Manager

Years ended February 28,	2015	2014	2013	2012E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.46	$ 12.25	$ 11.24	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)	(.03)	.04	- I
Net realized and unrealized gain (loss)	.70	3.24	1.30	1.25
Total from investment operations	.66	3.21	1.34	1.25
Distributions from net investment income	-	-	(.04) F	-
Distributions from net realized gain	(2.72)	(2.00)	(.30) F	(.01)F
Total distributions	(2.72)	(2.00)	(.33) J	(.01)
Redemption fees added to paid in capital D	- I	- I	- I	-
Net asset value, end of period	$ 11.40	$ 13.46	$ 12.25	$ 11.24
Total ReturnB, C	5.88%	27.21%	12.26%	12.46%
Ratios to Average Net Assets G
Expenses before reductions	1.34%	1.25%	1.16%	1.58%A
Expenses net of fee waivers, if any	1.16%	1.16%	1.16%	1.16%A
Expenses net of all reductions	1.16%	1.16%	1.16%	1.16%A
Net investment income (loss)	(.29)%	(.19)%	.35%	(.19)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,904	$ 57,019	$ 44,361	$ 39,375
Portfolio turnover rateH	85%	117%	66%	11% K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 20, 2011 (commencement of operations) to February 29, 2012.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

J Total distributions of $.33 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.296 per share.

K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2015	2014	2013E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.47	$ 12.25	$ 11.49
Income from Investment Operations
Net investment income (loss) D	(.02)	(.01)	.01
Net realized and unrealized gain (loss)	.69	3.24	.91
Total from investment operations	.67	3.23	.92
Distributions from net investment income	-	-	(.04)F
Distributions from net realized gain	(2.72)	(2.01)	(.12)F
Total distributions	(2.72)	(2.01)	(.16)
Redemption fees added to paid in capital D,I	-	-	-
Net asset value, end of period	$ 11.42	$ 13.47	$ 12.25
Total ReturnB, C	5.95%	27.40%	8.11%
Ratios to Average Net Assets G
Expenses before reductions	1.29%	1.24%	1.11%A
Expenses net of fee waivers, if any	1.06%	1.06%	1.06%A
Expenses net of all reductions	1.06%	1.05%	1.06%A
Net investment income (loss)	(.19)%	(.09)%	.38%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,314	$ 763	$ 186
Portfolio turnover rateH	85%	117%	66%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended February 28,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.45	$ 14.28
Income from Investment Operations
Net investment income (loss) D	(.04)	(.01)
Net realized and unrealized gain (loss)	.70	.93
Total from investment operations	.66	.92
Distributions from net realized gain	(2.72)	(1.75)
Redemption fees added to paid in capital D,H	-	-
Net asset value, end of period	$ 11.39	$ 13.45
Total ReturnB, C	5.89%	6.84%
Ratios to Average Net Assets F
Expenses before reductions	1.37%	1.54%A
Expenses net of fee waivers, if any	1.16%	1.16%A
Expenses net of all reductions	1.16%	1.16%A
Net investment income (loss)	(.29)%	(.17)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 113	$ 107
Portfolio turnover rateG	85%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended February 28,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.44	$ 14.28
Income from Investment Operations
Net investment income (loss) D	(.07)	(.02)
Net realized and unrealized gain (loss)	.70	.92
Total from investment operations	.63	.90
Distributions from net realized gain	(2.69)	(1.74)
Redemption fees added to paid in capital D,H	-	-
Net asset value, end of period	$ 11.38	$ 13.44
Total ReturnB, C	5.62%	6.73%
Ratios to Average Net Assets F
Expenses before reductions	1.62%	1.81%A
Expenses net of fee waivers, if any	1.41%	1.41%A
Expenses net of all reductions	1.41%	1.41%A
Net investment income (loss)	(.54)%	(.42)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 113	$ 107
Portfolio turnover rateG	85%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Strategic Advisers Small-Mid Cap Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Small-Mid Cap Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the

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2. Significant Accounting Policies - continued

Investment Valuation - continued

event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible

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Income Tax Information and Distributions to Shareholders - continued

that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,574,816
Gross unrealized depreciation	(741,973)
Net unrealized appreciation (depreciation) on securities	$ 6,832,843

Tax Cost	$ 27,740,182

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 53,042
Undistributed long-term capital gain	$ 632,991
Net unrealized appreciation (depreciation) on securities and other investments	$ 6,832,840

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 1,356,523	$ 2,217,199
Long-term Capital Gains	6,187,183	5,317,033
Total	$ 7,543,706	$ 7,534,232

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

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3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

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Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts - continued

During the period the Fund recognized net realized gain (loss) of $225,321 and a change in net unrealized appreciation (depreciation) of $(116,867) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $31,782,996 and $55,232,258, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.15% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .78% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Advisory Research, Inc., Fisher Investments, Invesco Advisers, Inc., Kennedy Capital Management, Inc., Massachusetts Financial Services Company (MFS) (through October 31, 2014), Neuberger Berman Management, LLC, RS Investment Management Co. LLC, Systematic Financial Management, L.P. and The Boston Company Asset Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2015, the Board of Trustees approved the appointment of Portolan Capital Management, LLC (Portolan) as an additional sub-adviser for the Fund. Subsequent to period end, Portolan was allocated a portion of the Fund's assets.

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5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 266	$ 266

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Small-Mid Cap Multi-Manager	$ 37,664.10
Class L	107.10
Class N	106.10
	$ 37,877

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser or Sub-adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $145 for the period.

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Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $70 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive the Fund's management fee in an amount equal to .01% of the Fund's average net assets. During the period, this waiver reduced the Fund's management fee by $4,011.

The investment adviser has also contractually agreed to reimburse Small-Mid Cap Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2016. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Small-Mid Cap Multi-Manager	1.16%	$ 66,317
Class F	1.06%	2,170
Class L	1.16%	216
Class N	1.41%	219

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014A
From net realized gain
Small-Mid Cap Multi-Manager	$ 7,265,773	$ 7,432,529
Class F	233,738	77,256
Class L	22,236	12,241
Class N	21,959	12,206
Total	$ 7,543,706	$ 7,534,232

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

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9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014A	2015	2014A
Small-Mid Cap Multi-Manager
Shares sold	113,122	58,842	$ 1,444,927	$ 785,887
Reinvestment of distributions	642,246	574,917	7,265,773	7,432,529
Shares redeemed	(2,104,296)	(20,253)	(27,818,119)	(268,998)
Net increase (decrease)	(1,348,928)	613,506	$ (19,107,419)	$ 7,949,418
Class F
Shares sold	45,500	39,339	$ 572,509	$ 541,280
Reinvestment of distributions	20,962	5,950	233,738	77,256
Shares redeemed	(8,120)	(3,816)	(99,982)	(51,433)
Net increase (decrease)	58,342	41,473	$ 706,265	$ 567,103
Class L
Shares sold	-	7,003	$ -	$ 100,000
Reinvestment of distributions	1,989	941	22,236	12,241
Net increase (decrease)	1,989	7,944	$ 22,236	$ 112,241
Class N
Shares sold	-	7,003	$ -	$ 100,000
Reinvestment of distributions	1,964	938	21,959	12,206
Net increase (decrease)	1,964	7,941	$ 21,959	$ 112,206

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 95% of the total outstanding shares of the Fund.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Small-Mid Cap Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Small-Mid Cap Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2015

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Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

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Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Small-Mid Cap Multi-Manager	04/13/15	04/10/15	$0.228

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2015, $5,699,004, or, if subsequently determined to be different, the net capital gain of such year.

Small-Mid Cap Multi-Manager Fund designates 6% and 35% of the dividends distributed in April, 2014 and December, 2014, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Small-Mid Cap Multi-Manager Fund designates 5% and 39% of the dividends distributed in April, 2014 and December, 2014, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Advisory Research, Inc. (ARI), Invesco Advisers, Inc. (Invesco), Kennedy Capital Management, Inc. (Kennedy Capital), Massachusetts Financial Services Company (MFS), Neuberger Berman Management LLC (Neuberger Berman), Pyramis Global Advisors, LLC (Pyramis), RS Investments Management Co. LLC (RS Investments), and Systematic Financial Management, L.P. (Systematic) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, ARI, Invesco, Kennedy Capital, MFS, Neuberger Berman, Pyramis, RS Investments, and Systematic (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2013, the total return of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the third quartile and that the fund had under-performed 67% of its peers for the one-year period ended December 31, 2013. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to voluntarily waive 0.01% of the management fee and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.16%, 1.16%, and 1.41%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2014.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each class were above the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2014. The Board considered that, in general, various factors can affect total expenses. The total expenses for retail class and Class L ranked below median when compared to a universe of no-load funds. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The total expenses of Class F ranked above the median primarily due to small fund size, which resulted in higher expenses than other funds in the peer group.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board also considered that in 2014 Strategic Advisers had negotiated lower fee schedules with certain Sub-Advisers. The Board took into consideration Strategic Advisers' contractual reimbursement commitment.

Annual Report

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

On September 4, 2014, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement(s)) with each of The Boston Company Asset Management, LLC and Fisher Investments, Inc. (New Sub-Adviser(s)) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve each Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve each Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within each New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of each New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of each New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that each New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered each New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by each New Sub-Adviser under each Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of each New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing each Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to each New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser(s).

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets and that the Sub-Advisory Agreements will not result in a change to the maximum aggregate annual management fee payable by the fund, the portion of the management fee retained by Strategic Advisers, if any, or Strategic Advisers' voluntary agreement to waive 0.01% of the management fee for the fund, which may be terminated by Strategic Advisers at any time. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.16%, 1.16% and 1.41%, respectively, through April 30, 2015. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because each Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve each Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser(s), the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser(s) will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that each Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Advisory Research, Inc.

The Boston Company Asset
Management, LLC

Fisher Investments

Invesco Advisers, Inc.

Kennedy Capital Management, Inc.

Neuberger Berman Management LLC

Portolan Capital Management, LLC

Pyramis Global Advisors, LLC

RS Investment
Management Co. LLC

Systematic Financial Management, L.P.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
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Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers®
Small-Mid Cap Multi-Manager Fund

Class F

Annual Report

February 28, 2015

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Life of fund A
Class F B	5.95%	18.15%

A From December 20, 2011.

B The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012, are those of Strategic Advisers® Small-Mid Cap Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Multi-Manager Fund - Class F on December 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2500® Index performed over the same period. See footnote B above for additional information regarding the performance of Class F.
Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 16.58%, while the small-cap Russell 2000® Index returned 5.63%, rallying from early-period weakness amid growth and valuation worries. Among S&P 500® sectors, all except one notched a double-digit gain, led by health care (+24%), information technology (+22%) and consumer staples (+22%). Energy (-7%) was the sole sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the index finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Barry Golden, Portfolio Manager of Strategic Advisers® Small-Mid Cap Multi-Manager Fund: For the year, the Class F shares of Strategic Advisers® Small-Mid Cap Multi-Manager Fund (the Fund) returned 5.95%, trailing the 8.24% gain of the Russell 2500® Index. Relative to the benchmark, value-oriented sub-adviser Advisory Research detracted because it was positioned for rising interest rates and higher inflation, neither of which occurred during the period. As a result, this manager's underweighting in higher-yielding groups, along with an overweighting in energy, worked against its performance. RS Investment Management was another detractor, hampered by adverse stock selection in biotechnology, diversified financials and consumer discretionary. Massachusetts Financial Services' (MFS) small-cap focused aggressive-growth style suffered amid an early-period pullback in certain high-growth industries and stock groups. Later on, MFS was hurt by underweighting health care. On the plus side, sub-adviser The Boston Company - which was added during the period - was the top contributor, led by strong selections in retail, energy and technology hardware & equipment. Quality-focused growth manager Invesco Advisers was another contributor, aided by favorable positioning in biotech, combined with solid choices in consumer services and capital goods. We also added Fisher Investments during the period, and redeployed assets away from MFS.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Small-Mid Cap Multi-Manager	1.16%
Actual		$ 1,000.00	$ 1,036.90	$ 5.86
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Class F	1.06%
Actual		$ 1,000.00	$ 1,036.80	$ 5.35
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31
Class L	1.16%
Actual		$ 1,000.00	$ 1,036.90	$ 5.86
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Class N	1.41%
Actual		$ 1,000.00	$ 1,035.50	$ 7.12
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.05

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
iShares Russell 2000 Growth Index ETF	1.9	0.0
PowerShares S&P SmallCap Financials Portfolio ETF	0.9	0.9
Voya Financial, Inc.	0.9	0.4
SVB Financial Group	0.8	0.2
Raymond James Financial, Inc.	0.7	0.5
Allison Transmission Holdings, Inc.	0.7	0.6
Allied World Assurance Co.	0.6	0.6
FNF Group	0.6	0.3
Euronet Worldwide, Inc.	0.6	0.4
Tribune Media Co. Class A	0.6	0.6
	8.3
Top Five Market Sectors as of February 28, 2015
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.6	17.1
Financials	18.7	16.9
Industrials	14.8	14.8
Health Care	12.7	9.5
Consumer Discretionary	12.3	12.9
Asset Allocation (% of fund's net assets)
As of February 28, 2015	As of August 31, 2014
Common Stocks 91.4%	Common Stocks 89.6%
Small Growth Funds 1.9%	Small Growth Funds 0.0%
Sector Funds 0.9%	Sector Funds 0.9%
Short-Term Investments and Net Other Assets (Liabilities) 5.8%	Short-Term Investments and Net Other Assets (Liabilities) 9.5%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value
CONSUMER DISCRETIONARY - 12.3%
Auto Components - 1.2%
BorgWarner, Inc.	360	$ 22,126
Dana Holding Corp.	4,990	109,032
Gentex Corp.	9,804	172,746
Remy International, Inc.	180	4,117
Tower International, Inc. (a)	1,290	34,920
Visteon Corp. (a)	560	56,297
		399,238
Automobiles - 0.0%
Harley-Davidson, Inc.	180	11,443
Distributors - 0.4%
LKQ Corp. (a)	3,222	79,181
Pool Corp.	880	60,870
		140,051
Diversified Consumer Services - 0.7%
Apollo Education Group, Inc. Class A (non-vtg.) (a)	1,890	52,259
Capella Education Co.	560	36,299
H&R Block, Inc.	2,232	76,223
LifeLock, Inc. (a)	5,916	82,706
		247,487
Hotels, Restaurants & Leisure - 2.8%
BJ's Restaurants, Inc. (a)	1,068	55,771
Bloomin' Brands, Inc.	3,680	94,797
Brinker International, Inc.	876	52,087
Choice Hotels International, Inc.	930	59,027
Domino's Pizza, Inc.	529	53,709
Hyatt Hotels Corp. Class A (a)	1,535	92,929
Jack in the Box, Inc.	1,357	131,208
La Quinta Holdings, Inc.	3,100	68,851
Marriott Vacations Worldwide Corp.	770	58,566
Papa John's International, Inc.	620	38,341
Pinnacle Entertainment, Inc. (a)	1,517	39,048
Popeyes Louisiana Kitchen, Inc. (a)	650	39,007
Royal Caribbean Cruises Ltd.	530	40,503
Sonic Corp.	940	29,883
Starwood Hotels & Resorts Worldwide, Inc.	340	27,312
The Cheesecake Factory, Inc.	984	46,760
Wendy's Co.	3,525	39,092
		966,891
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - 0.8%
D.R. Horton, Inc.	680	$ 18,571
Helen of Troy Ltd. (a)	402	30,801
iRobot Corp. (a)	1,973	64,813
M.D.C. Holdings, Inc.	2,850	77,463
Standard Pacific Corp. (a)	5,950	52,003
Toll Brothers, Inc. (a)	725	27,775
		271,426
Internet & Catalog Retail - 0.2%
Shutterfly, Inc. (a)	1,061	50,939
Leisure Products - 0.5%
Brunswick Corp.	2,329	126,325
Polaris Industries, Inc.	245	37,566
		163,891
Media - 1.6%
Cablevision Systems Corp. - NY Group Class A	1,115	20,940
Discovery Communications, Inc. Class A (a)	335	10,821
Gannett Co., Inc.	2,075	73,455
Gray Television, Inc. (a)	3,150	34,461
IMAX Corp. (a)	2,160	75,535
Lions Gate Entertainment Corp.	1,425	46,441
Media General, Inc. (a)	1,587	23,662
Starz Series A (a)	2,310	76,784
Tribune Media Co. Class A (a)	2,885	190,323
		552,422
Specialty Retail - 3.3%
American Eagle Outfitters, Inc.	6,883	103,039
ANN, Inc. (a)	1,219	43,774
Cabela's, Inc. Class A (a)	160	8,710
CST Brands, Inc.	2,990	124,474
DSW, Inc. Class A	1,407	53,030
Express, Inc. (a)	3,333	46,062
Five Below, Inc. (a)	1,128	35,797
Foot Locker, Inc.	1,805	101,387
Group 1 Automotive, Inc.	1,248	101,512
Lithia Motors, Inc. Class A (sub. vtg.)	1,226	115,808
New York & Co., Inc. (a)	900	2,016
Office Depot, Inc. (a)	17,036	159,627
Outerwall, Inc.	541	34,905
Restoration Hardware Holdings, Inc. (a)	840	74,004
Ross Stores, Inc.	110	11,639
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Select Comfort Corp. (a)	400	$ 12,840
Signet Jewelers Ltd.	615	73,726
Vitamin Shoppe, Inc. (a)	634	26,882
Williams-Sonoma, Inc.	145	11,665
		1,140,897
Textiles, Apparel & Luxury Goods - 0.8%
Carter's, Inc.	540	47,936
Crocs, Inc. (a)	770	8,586
Fossil Group, Inc. (a)	479	41,199
G-III Apparel Group Ltd. (a)	698	73,451
Hanesbrands, Inc.	495	63,132
Steven Madden Ltd. (a)	1,530	55,860
		290,164
TOTAL CONSUMER DISCRETIONARY		4,234,849
CONSUMER STAPLES - 1.9%
Beverages - 0.2%
Boston Beer Co., Inc. Class A (a)	227	60,745
Food & Staples Retailing - 0.5%
Casey's General Stores, Inc.	697	61,162
Fresh Market, Inc. (a)	1,849	70,373
United Natural Foods, Inc. (a)	415	34,462
		165,997
Food Products - 0.8%
B&G Foods, Inc. Class A	1,369	39,222
Cal-Maine Foods, Inc.	156	5,870
Ingredion, Inc.	180	14,798
Lancaster Colony Corp.	620	56,668
Pilgrims Pride Corp.	1,350	37,031
Pinnacle Foods, Inc.	3,410	123,783
		277,372
Household Products - 0.4%
Energizer Holdings, Inc.	145	19,405
Spectrum Brands Holdings, Inc.	1,197	112,135
		131,540
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 0.0%
Elizabeth Arden, Inc. (a)	450	$ 7,538
TOTAL CONSUMER STAPLES		643,192
ENERGY - 3.9%
Energy Equipment & Services - 1.0%
Atwood Oceanics, Inc.	760	23,568
Dril-Quip, Inc. (a)	767	55,730
Helmerich & Payne, Inc.	135	9,053
ION Geophysical Corp. (a)	2,800	6,384
McDermott International, Inc. (a)	1,150	2,875
Newpark Resources, Inc. (a)	4,210	39,869
Oceaneering International, Inc.	912	49,731
Patterson-UTI Energy, Inc.	1,108	20,703
Precision Drilling Corp.	10,430	63,493
SEACOR Holdings, Inc. (a)	746	54,092
Tesco Corp.	6	64
TETRA Technologies, Inc. (a)	2,000	11,940
		337,502
Oil, Gas & Consumable Fuels - 2.9%
Abraxas Petroleum Corp. (a)	6,050	18,453
Carrizo Oil & Gas, Inc. (a)	2,812	133,823
Delek U.S. Holdings, Inc.	1,770	65,986
Diamondback Energy, Inc. (a)	490	34,893
Energen Corp.	1,372	88,686
GasLog Ltd.	725	14,348
Gulfport Energy Corp. (a)	1,450	66,425
Laredo Petroleum Holdings, Inc. (a)	1,710	20,400
Newfield Exploration Co. (a)	1,855	61,271
Oasis Petroleum, Inc. (a)	1,297	18,586
PBF Energy, Inc. Class A	2,300	71,691
Pioneer Natural Resources Co.	410	62,533
SemGroup Corp. Class A	592	45,768
Sunoco Logistics Partners, LP	1,606	82,837
Synergy Resources Corp. (a)	1,766	21,104
Tesoro Corp.	270	24,797
Tsakos Energy Navigation Ltd.	8,400	63,000
Ultra Petroleum Corp. (a)	2,073	33,728
Valero Energy Corp.	240	14,806
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Western Refining, Inc.	800	$ 37,680
Whiting Petroleum Corp. (a)	376	12,720
		993,535
TOTAL ENERGY		1,331,037
FINANCIALS - 18.7%
Banks - 5.3%
BankUnited, Inc.	2,278	73,830
CIT Group, Inc.	3,735	172,744
City National Corp.	200	18,074
Columbia Banking Systems, Inc.	830	23,389
Comerica, Inc.	2,255	103,234
Cullen/Frost Bankers, Inc.	375	25,425
CVB Financial Corp.	1,320	20,658
East West Bancorp, Inc.	2,136	85,333
First Niagara Financial Group, Inc.	2,120	18,783
First Republic Bank	575	32,775
FirstMerit Corp.	1,981	35,955
Hancock Holding Co.	2,173	63,604
Home Bancshares, Inc.	1,441	45,608
Huntington Bancshares, Inc.	9,960	108,962
Investors Bancorp, Inc.	11,994	137,691
PacWest Bancorp	1,147	52,573
Pinnacle Financial Partners, Inc.	261	10,962
PrivateBancorp, Inc.	705	24,485
Prosperity Bancshares, Inc.	390	20,175
Regions Financial Corp.	2,000	19,220
SVB Financial Group (a)	2,334	286,849
Talmer Bancorp, Inc. Class A	1,163	16,433
TCF Financial Corp.	1,450	22,751
Texas Capital Bancshares, Inc. (a)	375	17,411
UMB Financial Corp.	1,389	71,589
Umpqua Holdings Corp.	5,159	85,330
United Community Bank, Inc.	4,025	76,556
Webster Financial Corp.	4,775	164,881
		1,835,280
Capital Markets - 2.7%
Affiliated Managers Group, Inc. (a)	247	53,456
American Capital Ltd. (a)	5,025	73,365
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Ameriprise Financial, Inc.	215	$ 28,730
Ares Capital Corp.	2,878	49,789
E*TRADE Financial Corp. (a)	3,657	95,210
Eaton Vance Corp. (non-vtg.)	675	28,418
Janus Capital Group, Inc.	3,833	63,168
Lazard Ltd. Class A	1,850	94,128
Raymond James Financial, Inc.	4,205	240,232
Stifel Financial Corp. (a)	2,071	113,429
T. Rowe Price Group, Inc.	180	14,868
The Blackstone Group LP	700	26,222
Waddell & Reed Financial, Inc. Class A	280	13,849
WisdomTree Investments, Inc.	2,450	45,791
		940,655
Consumer Finance - 0.8%
Ally Financial, Inc. (a)	4,135	85,925
Discover Financial Services	895	54,577
PRA Group, Inc. (a)	1,343	67,271
Santander Consumer U.S.A. Holdings, Inc.	1,075	24,220
SLM Corp.	3,390	32,103
		264,096
Diversified Financial Services - 1.3%
Leucadia National Corp.	3,643	86,448
MarketAxess Holdings, Inc.	450	35,816
Voya Financial, Inc.	7,073	312,556
		434,820
Insurance - 3.3%
Allied World Assurance Co.	5,060	204,677
American Equity Investment Life Holding Co.	2,168	61,766
American Financial Group, Inc.	413	26,019
AmTrust Financial Services, Inc.	1,246	67,159
Cincinnati Financial Corp.	455	24,006
CNO Financial Group, Inc.	6,098	99,153
FNF Group	5,429	199,353
FNFV Group (a)	2,160	32,162
HCC Insurance Holdings, Inc.	1,290	72,085
Lincoln National Corp.	1,425	82,137
Primerica, Inc.	350	18,459
Reinsurance Group of America, Inc.	443	39,564
Torchmark Corp.	425	22,631
Unum Group	500	16,780
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
White Mountains Insurance Group Ltd.	185	$ 123,423
XL Group PLC Class A	1,325	47,965
		1,137,339
Real Estate Investment Trusts - 3.7%
American Residential Properties, Inc. (a)	1,240	21,502
Ashford Hospitality Trust, Inc.	1,553	16,539
BioMed Realty Trust, Inc.	6,255	139,111
Brandywine Realty Trust (SBI)	1,450	22,983
CBL & Associates Properties, Inc.	2,500	50,050
Chesapeake Lodging Trust	1,229	43,703
Corporate Office Properties Trust (SBI)	1,276	37,514
Corrections Corp. of America	1,568	62,548
Cousins Properties, Inc.	3,183	34,154
DuPont Fabros Technology, Inc.	3,325	104,106
Essex Property Trust, Inc.	65	14,458
Extra Space Storage, Inc.	650	42,757
Hersha Hospitality Trust	4,620	31,000
iStar Financial, Inc. (a)	4,490	59,493
Kite Realty Group Trust	2,337	66,184
Liberty Property Trust (SBI)	3,365	125,245
Medical Properties Trust, Inc.	4,608	69,765
Mid-America Apartment Communities, Inc.	811	58,773
National Retail Properties, Inc.	530	21,327
Physicians Realty Trust	1,700	27,965
Prologis, Inc.	280	11,959
Ryman Hospitality Properties, Inc.	1,440	86,544
Strategic Hotel & Resorts, Inc. (a)	2,965	38,901
Sunstone Hotel Investors, Inc.	3,521	61,441
Weyerhaeuser Co.	780	27,386
		1,275,408
Real Estate Management & Development - 1.3%
Alexander & Baldwin, Inc.	3,585	144,942
CBRE Group, Inc. (a)	3,650	125,049
Jones Lang LaSalle, Inc.	365	58,856
Realogy Holdings Corp. (a)	2,750	126,500
		455,347
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.3%
BofI Holding, Inc. (a)	520	$ 45,968
EverBank Financial Corp.	3,880	69,762
		115,730
TOTAL FINANCIALS		6,458,675
HEALTH CARE - 12.7%
Biotechnology - 1.3%
Alnylam Pharmaceuticals, Inc. (a)	593	60,207
Enanta Pharmaceuticals, Inc. (a)	663	23,749
Exact Sciences Corp. (a)	3,080	69,208
Incyte Corp. (a)	1,056	90,658
Ligand Pharmaceuticals, Inc. Class B (a)	1,440	79,301
Neurocrine Biosciences, Inc. (a)	1,258	49,125
Repligen Corp. (a)	1,366	35,120
Seattle Genetics, Inc. (a)	1,131	40,999
		448,367
Health Care Equipment & Supplies - 3.5%
Accuray, Inc. (a)	1,600	14,368
Alere, Inc. (a)	1,428	64,931
Analogic Corp.	232	20,105
DexCom, Inc. (a)	1,210	73,495
Globus Medical, Inc. (a)	3,269	79,371
Halyard Health, Inc. (a)	1,235	56,859
HeartWare International, Inc. (a)	880	75,002
Hill-Rom Holdings, Inc.	195	9,344
Hologic, Inc. (a)	2,700	87,426
IDEXX Laboratories, Inc. (a)	461	72,299
NuVasive, Inc. (a)	2,505	114,604
Sirona Dental Systems, Inc. (a)	1,178	106,986
St. Jude Medical, Inc.	375	25,005
Steris Corp.	2,602	167,881
The Cooper Companies, Inc.	180	29,515
Thoratec Corp. (a)	1,048	42,675
West Pharmaceutical Services, Inc.	2,158	118,086
Zimmer Holdings, Inc.	280	33,709
		1,191,661
Health Care Providers & Services - 4.2%
Air Methods Corp. (a)	876	46,419
AMN Healthcare Services, Inc. (a)	575	12,972
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Brookdale Senior Living, Inc. (a)	3,005	$ 112,718
Catamaran Corp. (a)	635	31,702
Centene Corp. (a)	1,020	62,689
Chemed Corp.	650	75,712
Community Health Systems, Inc. (a)	1,234	59,874
Community Health Systems, Inc. rights 1/27/16 (a)	5,163	119
Envision Healthcare Holdings, Inc. (a)	1,422	52,074
ExamWorks Group, Inc. (a)	3,189	128,836
HealthSouth Corp.	3,775	164,062
Henry Schein, Inc. (a)	225	31,511
Kindred Healthcare, Inc.	2,600	55,172
Laboratory Corp. of America Holdings (a)	365	44,906
MEDNAX, Inc. (a)	1,120	80,046
Premier, Inc. (a)	1,310	48,025
Select Medical Holdings Corp.	3,583	48,585
Tenet Healthcare Corp. (a)	1,510	69,913
Universal Health Services, Inc. Class B	1,365	154,723
VCA, Inc. (a)	3,284	174,972
		1,455,030
Health Care Technology - 0.2%
Allscripts Healthcare Solutions, Inc. (a)	1,860	22,329
HMS Holdings Corp. (a)	1,017	17,838
MedAssets, Inc. (a)	1,325	25,453
		65,620
Life Sciences Tools & Services - 1.7%
Affymetrix, Inc. (a)	2,283	26,711
Bio-Techne Corp.	557	54,324
Cambrex Corp. (a)	380	13,015
Charles River Laboratories International, Inc. (a)	1,115	85,487
ICON PLC (a)	1,229	84,813
PAREXEL International Corp. (a)	2,561	165,082
PerkinElmer, Inc.	1,842	86,574
Quintiles Transnational Holdings, Inc. (a)	495	32,165
Waters Corp. (a)	327	39,364
		587,535
Pharmaceuticals - 1.8%
Catalent, Inc. (a)	1,828	51,129
GW Pharmaceuticals PLC ADR (a)	771	62,389
Horizon Pharma PLC (a)	2,807	57,628
Jazz Pharmaceuticals PLC (a)	954	162,266
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Lannett Co., Inc. (a)	385	$ 24,024
Nektar Therapeutics (a)	3,928	51,339
Pacira Pharmaceuticals, Inc. (a)	1,116	128,083
Perrigo Co. PLC	125	19,309
Salix Pharmaceuticals Ltd. (a)	360	56,592
		612,759
TOTAL HEALTH CARE		4,360,972
INDUSTRIALS - 14.8%
Aerospace & Defense - 2.0%
AeroVironment, Inc. (a)	300	8,223
BE Aerospace, Inc.	225	14,297
HEICO Corp. Class A	1,577	71,974
Hexcel Corp.	3,280	156,062
Huntington Ingalls Industries, Inc.	175	24,733
KEYW Holding Corp. (a)	1,375	12,004
KLX, Inc. (a)	112	4,473
Orbital ATK, Inc.	2	133
Spirit AeroSystems Holdings, Inc. Class A (a)	2,345	115,397
Teledyne Technologies, Inc. (a)	1,104	111,316
Textron, Inc.	540	23,927
TransDigm Group, Inc.	452	98,021
Triumph Group, Inc.	615	36,771
		677,331
Air Freight & Logistics - 0.2%
Forward Air Corp.	1,153	61,686
Airlines - 0.5%
Allegiant Travel Co.	543	99,706
JetBlue Airways Corp. (a)	3,830	65,838
		165,544
Building Products - 0.9%
A.O. Smith Corp.	2,367	149,192
Armstrong World Industries, Inc. (a)	685	38,244
Continental Building Products, Inc. (a)	1,625	33,898
Owens Corning	2,190	86,855
Universal Forest Products, Inc.	265	14,323
		322,512
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 1.5%
Clean Harbors, Inc. (a)	430	$ 23,947
Covanta Holding Corp.	1,350	29,255
Herman Miller, Inc.	550	17,034
Interface, Inc.	2,781	56,148
Knoll, Inc.	2,560	54,349
Pitney Bowes, Inc.	2,604	60,335
Ritchie Brothers Auctioneers, Inc.	2,090	52,626
Steelcase, Inc. Class A	9,098	170,315
Tetra Tech, Inc.	1,605	40,815
		504,824
Construction & Engineering - 0.3%
KBR, Inc.	1,520	24,761
MasTec, Inc. (a)	1,445	31,891
Quanta Services, Inc. (a)	1,820	52,380
		109,032
Electrical Equipment - 1.1%
Acuity Brands, Inc.	503	79,715
AZZ, Inc.	324	14,716
Encore Wire Corp.	2,195	81,852
Generac Holdings, Inc. (a)	2,239	110,360
Regal-Beloit Corp.	1,015	79,109
Rockwell Automation, Inc.	150	17,556
		383,308
Industrial Conglomerates - 0.2%
Carlisle Companies, Inc.	682	63,474
Machinery - 4.2%
Allison Transmission Holdings, Inc.	7,115	226,399
Chart Industries, Inc. (a)	232	8,106
CLARCOR, Inc.	1,034	68,048
Crane Co.	764	51,058
Flowserve Corp.	662	41,130
Harsco Corp.	760	12,532
IDEX Corp.	601	46,433
ITT Corp.	4,388	180,215
Lincoln Electric Holdings, Inc.	1,528	105,493
Manitowoc Co., Inc.	900	19,917
Meritor, Inc. (a)	1,150	16,434
Middleby Corp. (a)	429	45,736
Oshkosh Corp.	2,990	145,882
Parker Hannifin Corp.	67	8,220
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Rexnord Corp. (a)	1,488	$ 41,024
Terex Corp.	565	15,487
Trinity Industries, Inc.	4,670	157,005
Twin Disc, Inc.	530	9,747
WABCO Holdings, Inc. (a)	601	70,215
Wabtec Corp.	1,507	142,999
Woodward, Inc.	942	45,734
		1,457,814
Marine - 0.3%
Danaos Corp. (a)	850	5,347
Kirby Corp. (a)	1,263	97,352
		102,699
Professional Services - 1.1%
Equifax, Inc.	309	28,851
FTI Consulting, Inc. (a)	350	12,905
Huron Consulting Group, Inc. (a)	700	46,655
Korn/Ferry International (a)	1,700	52,020
On Assignment, Inc. (a)	1,710	65,339
Robert Half International, Inc.	820	50,807
Towers Watson & Co.	655	86,133
TrueBlue, Inc. (a)	1,300	29,913
		372,623
Road & Rail - 1.4%
AMERCO	340	111,119
Con-way, Inc.	2,030	89,665
J.B. Hunt Transport Services, Inc.	241	20,606
Kansas City Southern	200	23,168
Knight Transportation, Inc.	2,328	76,964
Old Dominion Freight Lines, Inc. (a)	995	77,729
Ryder System, Inc.	280	26,317
Swift Transporation Co. (a)	2,449	69,258
		494,826
Trading Companies & Distributors - 1.1%
AerCap Holdings NV (a)	2,420	107,690
GATX Corp.	1,760	109,560
MSC Industrial Direct Co., Inc. Class A	275	20,072
United Rentals, Inc. (a)	444	41,319
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - continued
Watsco, Inc.	535	$ 62,723
WESCO International, Inc. (a)	636	44,157
		385,521
TOTAL INDUSTRIALS		5,101,194
INFORMATION TECHNOLOGY - 19.6%
Communications Equipment - 1.8%
Arris Group, Inc. (a)	5,208	153,011
Aviat Networks, Inc. (a)	750	953
Brocade Communications Systems, Inc.	4,975	61,640
Ceragon Networks Ltd. (a)	1,350	1,620
Ciena Corp. (a)	7,525	157,423
Finisar Corp. (a)	2,559	53,765
Infinera Corp. (a)	4,259	72,616
JDS Uniphase Corp. (a)	7,210	99,282
Riverbed Technology, Inc. (a)	1,181	24,730
		625,040
Electronic Equipment & Components - 4.8%
Arrow Electronics, Inc. (a)	1,700	105,332
Avnet, Inc.	1,720	78,793
CDW Corp.	2,585	97,274
Cognex Corp. (a)	2,357	105,334
Dolby Laboratories, Inc. Class A	320	12,950
FEI Co.	611	48,263
FLIR Systems, Inc.	3,664	118,274
II-VI, Inc. (a)	980	17,140
Ingram Micro, Inc. Class A (a)	2,510	62,022
InvenSense, Inc. (a)	963	16,053
IPG Photonics Corp. (a)	1,763	169,072
Itron, Inc. (a)	440	16,051
Jabil Circuit, Inc.	1,080	23,728
Keysight Technologies, Inc. (a)	1,896	71,176
Littelfuse, Inc.	390	39,125
Maxwell Technologies, Inc. (a)	840	6,334
Mercury Systems, Inc. (a)	1,400	23,828
Methode Electronics, Inc. Class A	902	35,079
National Instruments Corp.	1,351	42,070
OSI Systems, Inc. (a)	925	67,035
Plexus Corp. (a)	850	34,213
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Rogers Corp. (a)	635	$ 49,708
ScanSource, Inc. (a)	1,151	41,850
SYNNEX Corp.	1,999	152,424
Tech Data Corp. (a)	2,050	121,975
Trimble Navigation Ltd. (a)	1,784	46,634
Universal Display Corp. (a)	1,802	61,971
		1,663,708
Internet Software & Services - 2.0%
AOL, Inc. (a)	940	38,108
Bankrate, Inc. (a)	1,090	13,908
Constant Contact, Inc. (a)	2,164	89,438
CoStar Group, Inc. (a)	555	110,534
DealerTrack Holdings, Inc. (a)	4,154	165,205
HomeAway, Inc. (a)	1,405	43,548
LogMeIn, Inc. (a)	2,510	132,277
Rackspace Hosting, Inc. (a)	1,660	82,452
		675,470
IT Services - 2.4%
Acxiom Corp. (a)	1,030	20,600
Amdocs Ltd.	775	40,688
Booz Allen Hamilton Holding Corp. Class A	4,191	124,724
Cardtronics, Inc. (a)	459	16,795
Convergys Corp.	560	12,516
CoreLogic, Inc. (a)	4,790	159,699
DST Systems, Inc.	200	21,258
EPAM Systems, Inc. (a)	1,221	75,311
Euronet Worldwide, Inc. (a)	3,457	195,321
Fidelity National Information Services, Inc.	450	30,416
Genpact Ltd. (a)	980	21,776
Heartland Payment Systems, Inc.	1,260	61,778
MoneyGram International, Inc. (a)	940	7,985
Total System Services, Inc.	905	34,571
VeriFone Systems, Inc. (a)	430	15,132
		838,570
Semiconductors & Semiconductor Equipment - 3.0%
Atmel Corp.	6,828	56,946
Cavium, Inc. (a)	981	67,189
Ceva, Inc. (a)	450	8,960
FormFactor, Inc. (a)	1,550	15,221
Freescale Semiconductor, Inc. (a)	890	32,138
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Integrated Device Technology, Inc. (a)	3,150	$ 65,016
Lam Research Corp.	230	18,966
Lattice Semiconductor Corp. (a)	2,195	14,750
M/A-COM Technology Solutions Holdings, Inc. (a)	1,833	61,809
Mellanox Technologies Ltd. (a)	1,705	81,226
Microsemi Corp. (a)	2,002	64,544
MKS Instruments, Inc.	1,150	40,664
Monolithic Power Systems, Inc.	1,104	58,214
PMC-Sierra, Inc. (a)	1,660	15,770
Power Integrations, Inc.	1,025	56,232
Rambus, Inc. (a)	2,250	27,000
Rudolph Technologies, Inc. (a)	500	6,165
Silicon Laboratories, Inc. (a)	1,020	51,653
Skyworks Solutions, Inc.	1,200	105,300
Spansion, Inc. Class A (a)	560	20,205
Synaptics, Inc. (a)	265	22,777
Teradyne, Inc.	2,618	50,580
Ultratech, Inc. (a)	1,440	25,978
Veeco Instruments, Inc. (a)	2,535	77,292
		1,044,595
Software - 5.1%
Aspen Technology, Inc. (a)	2,229	86,051
Autodesk, Inc. (a)	440	28,266
Barracuda Networks, Inc. (a)	980	37,328
CA Technologies, Inc.	455	14,797
Cadence Design Systems, Inc. (a)	4,190	76,907
CommVault Systems, Inc. (a)	619	29,879
Comverse, Inc. (a)	675	12,110
Covisint Corp. (a)	2,350	5,875
Electronic Arts, Inc. (a)	1,845	105,497
Fortinet, Inc. (a)	1,594	53,574
Gigamon, Inc. (a)	550	11,033
Guidewire Software, Inc. (a)	1,122	62,451
Infoblox, Inc. (a)	5,049	117,389
Informatica Corp. (a)	446	19,153
Interactive Intelligence Group, Inc. (a)	904	38,366
Manhattan Associates, Inc. (a)	3,161	157,576
Mentor Graphics Corp.	3,172	74,415
MicroStrategy, Inc. Class A (a)	360	64,202
Nuance Communications, Inc. (a)	1,680	24,024
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Parametric Technology Corp. (a)	2,480	$ 85,944
Qlik Technologies, Inc. (a)	1,810	58,716
Qualys, Inc. (a)	1,356	62,417
Rovi Corp. (a)	1,630	40,554
SeaChange International, Inc. (a)	1,680	12,684
Silver Spring Networks, Inc. (a)	1,100	10,824
SolarWinds, Inc. (a)	1,144	58,035
Solera Holdings, Inc.	1,284	71,570
Synchronoss Technologies, Inc. (a)	1,161	51,386
Synopsys, Inc. (a)	1,047	48,591
Ultimate Software Group, Inc. (a)	681	112,123
Verint Systems, Inc. (a)	1,875	114,141
		1,745,878
Technology Hardware, Storage & Peripherals - 0.5%
Cray, Inc. (a)	1,888	56,395
Electronics for Imaging, Inc. (a)	1,387	56,312
NCR Corp. (a)	1,681	49,438
Quantum Corp. (a)	2,600	4,238
SanDisk Corp.	85	6,794
		173,177
TOTAL INFORMATION TECHNOLOGY		6,766,438
MATERIALS - 4.9%
Chemicals - 2.5%
Ashland, Inc.	409	52,197
Celanese Corp. Class A	1,345	76,813
Chemtura Corp. (a)	4,055	106,444
Cytec Industries, Inc.	400	21,012
FMC Corp.	738	46,797
Intrepid Potash, Inc. (a)	5,260	74,271
LSB Industries, Inc. (a)	2,777	104,360
Methanex Corp.	969	52,702
Olin Corp.	850	23,834
PolyOne Corp.	3,009	119,578
Quaker Chemical Corp.	600	48,708
The Scotts Miracle-Gro Co. Class A	465	30,462
Tronox Ltd. Class A	1,365	29,539
Valspar Corp.	785	68,020
		854,737
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Construction Materials - 0.2%
Headwaters, Inc. (a)	730	$ 11,987
Martin Marietta Materials, Inc.	413	58,782
		70,769
Containers & Packaging - 1.1%
Avery Dennison Corp.	670	35,879
Berry Plastics Group, Inc. (a)	2,996	102,793
Crown Holdings, Inc. (a)	1,135	60,155
Rock-Tenn Co. Class A	2,548	174,895
Sealed Air Corp.	350	16,496
		390,218
Metals & Mining - 1.0%
AuRico Gold, Inc.	9,624	33,951
Carpenter Technology Corp.	735	31,135
Cliffs Natural Resources, Inc.	550	3,762
New Gold, Inc. (a)	17,506	67,078
Nucor Corp.	230	10,817
Royal Gold, Inc.	390	28,119
Steel Dynamics, Inc.	3,410	62,130
United States Steel Corp.	2,950	70,653
Yamana Gold, Inc.	12,401	52,675
		360,320
Paper & Forest Products - 0.1%
Boise Cascade Co. (a)	715	25,461
TOTAL MATERIALS		1,701,505
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.4%
Frontier Communications Corp.	3,375	26,933
Level 3 Communications, Inc. (a)	1,070	57,630
Zayo Group Holdings, Inc.	1,890	55,301
		139,864
Wireless Telecommunication Services - 0.4%
SBA Communications Corp. Class A (a)	886	110,493
Telephone & Data Systems, Inc.	300	7,632
U.S. Cellular Corp. (a)	210	7,965
		126,090
TOTAL TELECOMMUNICATION SERVICES		265,954
Common Stocks - continued
	Shares	Value
UTILITIES - 1.8%
Electric Utilities - 0.7%
Great Plains Energy, Inc.	1,895	$ 50,426
ITC Holdings Corp.	1,531	59,296
Portland General Electric Co.	725	27,035
UIL Holdings Corp.	1,281	64,755
Westar Energy, Inc.	1,350	52,448
		253,960
Gas Utilities - 0.3%
Atmos Energy Corp.	1,690	89,638
Independent Power and Renewable Electricity Producers - 0.6%
Atlantic Power Corp.	1,550	4,476
Dynegy, Inc. (a)	4,050	112,874
NRG Energy, Inc.	2,188	52,468
Ormat Technologies, Inc.	680	23,188
		193,006
Multi-Utilities - 0.2%
Ameren Corp.	1,805	76,550
TOTAL UTILITIES		613,154
TOTAL COMMON STOCKS (Cost $24,649,441)		31,476,970
Equity Funds - 2.8%

Sector Funds - 0.9%
PowerShares S&P SmallCap Financials Portfolio ETF	7,690	317,213
Small Growth Funds - 1.9%
iShares Russell 2000 Growth Index ETF	4,396	655,663
TOTAL EQUITY FUNDS (Cost $880,216)		972,876
U.S. Treasury Obligations - 0.2%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.03% 3/19/15 to 4/16/15 (c) (Cost $59,999)	$ 60,000	59,999
Money Market Funds - 6.0%
	Shares	Value
SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $2,063,180)	2,063,180	$ 2,063,180
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $27,652,836)		34,573,025
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(129,158)
NET ASSETS - 100%		$ 34,443,867
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
3 CME E-mini S&P MidCap 400 Index Contracts (United States)	March 2015	$ 451,380	$ 28,650
4 ICE Russell 2000 Index Contracts (United States)	March 2015	492,640	29,708
TOTAL EQUITY INDEX CONTRACTS		$ 944,020	$ 58,358

The face value of futures purchased as a percentage of net assets is 2.7%
For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $1,573,644.
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $55,000.
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,234,849	$ 4,234,849	$ -	$ -
Consumer Staples	643,192	643,192	-	-
Energy	1,331,037	1,331,037	-	-
Financials	6,458,675	6,458,675	-	-
Health Care	4,360,972	4,360,972	-	-
Industrials	5,101,194	5,101,194	-	-
Information Technology	6,766,438	6,766,438	-	-
Materials	1,701,505	1,701,505	-	-
Telecommunication Services	265,954	265,954	-	-
Utilities	613,154	613,154	-	-
Equity Funds	972,876	972,876	-	-
U.S. Treasury Obligations	59,999	-	59,999	-
Money Market Funds	2,063,180	2,063,180	-	-
Total Investments in Securities:	$ 34,573,025	$ 34,513,026	$ 59,999	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 58,358	$ 58,358	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 58,358	$ -
Total Value of Derivatives	$ 58,358	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $27,652,836)		$ 34,573,025
Receivable for investments sold		164,889
Receivable for fund shares sold		3,377
Dividends receivable		17,317
Prepaid expenses		31
Receivable from investment adviser for expense reductions		2,100
Other receivables		201
Total assets		34,760,940

Liabilities
Payable to custodian bank	$ 4,479
Payable for investments purchased	215,357
Payable for fund shares redeemed	11,722
Accrued management fee	21,552
Distribution and service plan fees payable	23
Payable for daily variation margin for derivative instruments	4,360
Audit fee payable	36,318
Custody fee payable	19,403
Other affiliated payables	3,655
Other payables and accrued expenses	204
Total liabilities		317,073

Net Assets		$ 34,443,867
Net Assets consist of:
Paid in capital		$ 26,925,195
Accumulated net investment loss		(200)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		540,328
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,978,544
Net Assets		$ 34,443,867

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

February 28, 2015

Small-Mid Cap Multi-Manager: Net Asset Value, offering price and redemption price per share ($32,904,339 ÷ 2,887,050 shares)	$ 11.40

Class F: Net Asset Value, offering price and redemption price per share ($1,313,688 ÷ 115,028 shares)	$ 11.42

Class L: Net Asset Value, offering price and redemption price per share ($113,101 ÷ 9,933 shares)	$ 11.39

Class N: Net Asset Value, offering price and redemption price per share ($112,739 ÷ 9,905 shares)	$ 11.38

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 347,923
Interest		7
Total income		347,930

Expenses
Management fee	$ 312,620
Transfer agent fees	37,877
Distribution and service plan fees	266
Accounting fees and expenses	15,607
Custodian fees and expenses	78,788
Independent trustees' compensation	476
Registration fees	38,107
Audit	52,600
Legal	553
Miscellaneous	1,010
Total expenses before reductions	537,904
Expense reductions	(72,933)	464,971
Net investment income (loss)		(117,041)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,481,921
Foreign currency transactions	2,881
Futures contracts	225,321
Total net realized gain (loss)		6,710,123
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,123,569)
Assets and liabilities in foreign currencies	(4,482)
Futures contracts	(116,867)
Total change in net unrealized appreciation (depreciation)		(4,244,918)
Net gain (loss)		2,465,205
Net increase (decrease) in net assets resulting from operations		$ 2,348,164

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (117,041)	$ (98,117)
Net realized gain (loss)	6,710,123	8,234,010
Change in net unrealized appreciation (depreciation)	(4,244,918)	4,105,200
Net increase (decrease) in net assets resulting from operations	2,348,164	12,241,093
Distributions to shareholders from net realized gain	(7,543,706)	(7,534,232)
Share transactions - net increase (decrease)	(18,356,959)	8,740,968
Redemption fees	418	359
Total increase (decrease) in net assets	(23,552,083)	13,448,188

Net Assets
Beginning of period	57,995,950	44,547,762
End of period (including accumulated net investment loss of $200 and accumulated net investment loss of $79, respectively)	$ 34,443,867	$ 57,995,950

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small-Mid Cap Multi-Manager

Years ended February 28,	2015	2014	2013	2012E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.46	$ 12.25	$ 11.24	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)	(.03)	.04	- I
Net realized and unrealized gain (loss)	.70	3.24	1.30	1.25
Total from investment operations	.66	3.21	1.34	1.25
Distributions from net investment income	-	-	(.04) F	-
Distributions from net realized gain	(2.72)	(2.00)	(.30) F	(.01)F
Total distributions	(2.72)	(2.00)	(.33) J	(.01)
Redemption fees added to paid in capital D	- I	- I	- I	-
Net asset value, end of period	$ 11.40	$ 13.46	$ 12.25	$ 11.24
Total ReturnB, C	5.88%	27.21%	12.26%	12.46%
Ratios to Average Net Assets G
Expenses before reductions	1.34%	1.25%	1.16%	1.58%A
Expenses net of fee waivers, if any	1.16%	1.16%	1.16%	1.16%A
Expenses net of all reductions	1.16%	1.16%	1.16%	1.16%A
Net investment income (loss)	(.29)%	(.19)%	.35%	(.19)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,904	$ 57,019	$ 44,361	$ 39,375
Portfolio turnover rateH	85%	117%	66%	11% K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 20, 2011 (commencement of operations) to February 29, 2012.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

J Total distributions of $.33 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.296 per share.

K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2015	2014	2013E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.47	$ 12.25	$ 11.49
Income from Investment Operations
Net investment income (loss) D	(.02)	(.01)	.01
Net realized and unrealized gain (loss)	.69	3.24	.91
Total from investment operations	.67	3.23	.92
Distributions from net investment income	-	-	(.04)F
Distributions from net realized gain	(2.72)	(2.01)	(.12)F
Total distributions	(2.72)	(2.01)	(.16)
Redemption fees added to paid in capital D,I	-	-	-
Net asset value, end of period	$ 11.42	$ 13.47	$ 12.25
Total ReturnB, C	5.95%	27.40%	8.11%
Ratios to Average Net Assets G
Expenses before reductions	1.29%	1.24%	1.11%A
Expenses net of fee waivers, if any	1.06%	1.06%	1.06%A
Expenses net of all reductions	1.06%	1.05%	1.06%A
Net investment income (loss)	(.19)%	(.09)%	.38%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,314	$ 763	$ 186
Portfolio turnover rateH	85%	117%	66%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended February 28,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.45	$ 14.28
Income from Investment Operations
Net investment income (loss) D	(.04)	(.01)
Net realized and unrealized gain (loss)	.70	.93
Total from investment operations	.66	.92
Distributions from net realized gain	(2.72)	(1.75)
Redemption fees added to paid in capital D,H	-	-
Net asset value, end of period	$ 11.39	$ 13.45
Total ReturnB, C	5.89%	6.84%
Ratios to Average Net Assets F
Expenses before reductions	1.37%	1.54%A
Expenses net of fee waivers, if any	1.16%	1.16%A
Expenses net of all reductions	1.16%	1.16%A
Net investment income (loss)	(.29)%	(.17)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 113	$ 107
Portfolio turnover rateG	85%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended February 28,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.44	$ 14.28
Income from Investment Operations
Net investment income (loss) D	(.07)	(.02)
Net realized and unrealized gain (loss)	.70	.92
Total from investment operations	.63	.90
Distributions from net realized gain	(2.69)	(1.74)
Redemption fees added to paid in capital D,H	-	-
Net asset value, end of period	$ 11.38	$ 13.44
Total ReturnB, C	5.62%	6.73%
Ratios to Average Net Assets F
Expenses before reductions	1.62%	1.81%A
Expenses net of fee waivers, if any	1.41%	1.41%A
Expenses net of all reductions	1.41%	1.41%A
Net investment income (loss)	(.54)%	(.42)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 113	$ 107
Portfolio turnover rateG	85%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Strategic Advisers Small-Mid Cap Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Small-Mid Cap Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,574,816
Gross unrealized depreciation	(741,973)
Net unrealized appreciation (depreciation) on securities	$ 6,832,843

Tax Cost	$ 27,740,182

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 53,042
Undistributed long-term capital gain	$ 632,991
Net unrealized appreciation (depreciation) on securities and other investments	$ 6,832,840

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 1,356,523	$ 2,217,199
Long-term Capital Gains	6,187,183	5,317,033
Total	$ 7,543,706	$ 7,534,232

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts - continued

During the period the Fund recognized net realized gain (loss) of $225,321 and a change in net unrealized appreciation (depreciation) of $(116,867) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $31,782,996 and $55,232,258, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.15% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .78% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Advisory Research, Inc., Fisher Investments, Invesco Advisers, Inc., Kennedy Capital Management, Inc., Massachusetts Financial Services Company (MFS) (through October 31, 2014), Neuberger Berman Management, LLC, RS Investment Management Co. LLC, Systematic Financial Management, L.P. and The Boston Company Asset Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2015, the Board of Trustees approved the appointment of Portolan Capital Management, LLC (Portolan) as an additional sub-adviser for the Fund. Subsequent to period end, Portolan was allocated a portion of the Fund's assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 266	$ 266

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Small-Mid Cap Multi-Manager	$ 37,664.10
Class L	107.10
Class N	106.10
	$ 37,877

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser or Sub-adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $145 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $70 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive the Fund's management fee in an amount equal to .01% of the Fund's average net assets. During the period, this waiver reduced the Fund's management fee by $4,011.

The investment adviser has also contractually agreed to reimburse Small-Mid Cap Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2016. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Small-Mid Cap Multi-Manager	1.16%	$ 66,317
Class F	1.06%	2,170
Class L	1.16%	216
Class N	1.41%	219

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014A
From net realized gain
Small-Mid Cap Multi-Manager	$ 7,265,773	$ 7,432,529
Class F	233,738	77,256
Class L	22,236	12,241
Class N	21,959	12,206
Total	$ 7,543,706	$ 7,534,232

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

Annual Report

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014A	2015	2014A
Small-Mid Cap Multi-Manager
Shares sold	113,122	58,842	$ 1,444,927	$ 785,887
Reinvestment of distributions	642,246	574,917	7,265,773	7,432,529
Shares redeemed	(2,104,296)	(20,253)	(27,818,119)	(268,998)
Net increase (decrease)	(1,348,928)	613,506	$ (19,107,419)	$ 7,949,418
Class F
Shares sold	45,500	39,339	$ 572,509	$ 541,280
Reinvestment of distributions	20,962	5,950	233,738	77,256
Shares redeemed	(8,120)	(3,816)	(99,982)	(51,433)
Net increase (decrease)	58,342	41,473	$ 706,265	$ 567,103
Class L
Shares sold	-	7,003	$ -	$ 100,000
Reinvestment of distributions	1,989	941	22,236	12,241
Net increase (decrease)	1,989	7,944	$ 22,236	$ 112,241
Class N
Shares sold	-	7,003	$ -	$ 100,000
Reinvestment of distributions	1,964	938	21,959	12,206
Net increase (decrease)	1,964	7,941	$ 21,959	$ 112,206

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 95% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Small-Mid Cap Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Small-Mid Cap Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class F	04/13/15	04/10/15	$0.228

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2015, $5,699,004, or, if subsequently determined to be different, the net capital gain of such year.

Class F designates 6%, and 35% of the dividends distributed in April, 2014 and December, 2014, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 5% and 39% of the dividends distributed in April, 2014 and December, 2014, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Advisory Research, Inc. (ARI), Invesco Advisers, Inc. (Invesco), Kennedy Capital Management, Inc. (Kennedy Capital), Massachusetts Financial Services Company (MFS), Neuberger Berman Management LLC (Neuberger Berman), Pyramis Global Advisors, LLC (Pyramis), RS Investments Management Co. LLC (RS Investments), and Systematic Financial Management, L.P. (Systematic) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, ARI, Invesco, Kennedy Capital, MFS, Neuberger Berman, Pyramis, RS Investments, and Systematic (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2013, the total return of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the third quartile and that the fund had under-performed 67% of its peers for the one-year period ended December 31, 2013. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to voluntarily waive 0.01% of the management fee and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.16%, 1.16%, and 1.41%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2014.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each class were above the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2014. The Board considered that, in general, various factors can affect total expenses. The total expenses for retail class and Class L ranked below median when compared to a universe of no-load funds. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The total expenses of Class F ranked above the median primarily due to small fund size, which resulted in higher expenses than other funds in the peer group.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board also considered that in 2014 Strategic Advisers had negotiated lower fee schedules with certain Sub-Advisers. The Board took into consideration Strategic Advisers' contractual reimbursement commitment.

Annual Report

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

On September 4, 2014, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement(s)) with each of The Boston Company Asset Management, LLC and Fisher Investments, Inc. (New Sub-Adviser(s)) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve each Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve each Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within each New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of each New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of each New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that each New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered each New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by each New Sub-Adviser under each Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of each New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing each Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to each New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser(s).

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets and that the Sub-Advisory Agreements will not result in a change to the maximum aggregate annual management fee payable by the fund, the portion of the management fee retained by Strategic Advisers, if any, or Strategic Advisers' voluntary agreement to waive 0.01% of the management fee for the fund, which may be terminated by Strategic Advisers at any time. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.16%, 1.16% and 1.41%, respectively, through April 30, 2015. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because each Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve each Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser(s), the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser(s) will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that each Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Advisory Research, Inc.

The Boston Company Asset
Management, LLC

Fisher Investments

Invesco Advisers, Inc.

Kennedy Capital Management, Inc.

Neuberger Berman Management LLC

Portolan Capital Management, LLC

Pyramis Global Advisors, LLC

RS Investment
Management Co. LLC

Systematic Financial Management, L.P.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

AMM-F-ANN-0415
1.951525.102
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers®
Small-Mid Cap Multi-Manager Fund - Class L and Class N

Annual Report

February 28, 2015

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Life of fund A
Class LB	5.89%	18.08%
Class NC	5.62%	17.94%

A From December 20, 2011.

B The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Small-Mid Cap Multi-Manager Fund, the original class of the fund.

C Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Small-Mid Cap Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Multi-Manager Fund - Class L on December 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2500® Index performed over the same period. See footnote B on the previous page for additional information regarding the performance of Class L.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 16.58%, while the small-cap Russell 2000® Index returned 5.63%, rallying from early-period weakness amid growth and valuation worries. Among S&P 500® sectors, all except one notched a double-digit gain, led by health care (+24%), information technology (+22%) and consumer staples (+22%). Energy (-7%) was the sole sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the index finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Barry Golden, Portfolio Manager of Strategic Advisers® Small-Mid Cap Multi-Manager Fund: For the year, the Class L and Class N shares of Strategic Advisers® Small-Mid Cap Multi-Manager Fund (the Fund) returned 5.89% and 5.62%, respectively, trailing the 8.24% gain of the Russell 2500® Index. Relative to the benchmark, value-oriented sub-adviser Advisory Research detracted because it was positioned for rising interest rates and higher inflation, neither of which occurred during the period. As a result, this manager's underweighting in higher-yielding groups, along with an overweighting in energy, worked against its performance. RS Investment Management was another detractor, hampered by adverse stock selection in biotechnology, diversified financials and consumer discretionary. Massachusetts Financial Services' (MFS) small-cap focused aggressive-growth style suffered amid an early-period pullback in certain high-growth industries and stock groups. Later on, MFS was hurt by underweighting health care. On the plus side, sub-adviser The Boston Company - which was added during the period - was the top contributor, led by strong selections in retail, energy and technology hardware & equipment. Quality-focused growth manager Invesco Advisers was another contributor, aided by favorable positioning in biotech, combined with solid choices in consumer services and capital goods. We also added Fisher Investments during the period, and redeployed assets away from MFS.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Small-Mid Cap Multi-Manager	1.16%
Actual		$ 1,000.00	$ 1,036.90	$ 5.86
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Class F	1.06%
Actual		$ 1,000.00	$ 1,036.80	$ 5.35
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31
Class L	1.16%
Actual		$ 1,000.00	$ 1,036.90	$ 5.86
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Class N	1.41%
Actual		$ 1,000.00	$ 1,035.50	$ 7.12
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.05

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
iShares Russell 2000 Growth Index ETF	1.9	0.0
PowerShares S&P SmallCap Financials Portfolio ETF	0.9	0.9
Voya Financial, Inc.	0.9	0.4
SVB Financial Group	0.8	0.2
Raymond James Financial, Inc.	0.7	0.5
Allison Transmission Holdings, Inc.	0.7	0.6
Allied World Assurance Co.	0.6	0.6
FNF Group	0.6	0.3
Euronet Worldwide, Inc.	0.6	0.4
Tribune Media Co. Class A	0.6	0.6
	8.3
Top Five Market Sectors as of February 28, 2015
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.6	17.1
Financials	18.7	16.9
Industrials	14.8	14.8
Health Care	12.7	9.5
Consumer Discretionary	12.3	12.9
Asset Allocation (% of fund's net assets)
As of February 28, 2015	As of August 31, 2014
Common Stocks 91.4%	Common Stocks 89.6%
Small Growth Funds 1.9%	Small Growth Funds 0.0%
Sector Funds 0.9%	Sector Funds 0.9%
Short-Term Investments and Net Other Assets (Liabilities) 5.8%	Short-Term Investments and Net Other Assets (Liabilities) 9.5%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value
CONSUMER DISCRETIONARY - 12.3%
Auto Components - 1.2%
BorgWarner, Inc.	360	$ 22,126
Dana Holding Corp.	4,990	109,032
Gentex Corp.	9,804	172,746
Remy International, Inc.	180	4,117
Tower International, Inc. (a)	1,290	34,920
Visteon Corp. (a)	560	56,297
		399,238
Automobiles - 0.0%
Harley-Davidson, Inc.	180	11,443
Distributors - 0.4%
LKQ Corp. (a)	3,222	79,181
Pool Corp.	880	60,870
		140,051
Diversified Consumer Services - 0.7%
Apollo Education Group, Inc. Class A (non-vtg.) (a)	1,890	52,259
Capella Education Co.	560	36,299
H&R Block, Inc.	2,232	76,223
LifeLock, Inc. (a)	5,916	82,706
		247,487
Hotels, Restaurants & Leisure - 2.8%
BJ's Restaurants, Inc. (a)	1,068	55,771
Bloomin' Brands, Inc.	3,680	94,797
Brinker International, Inc.	876	52,087
Choice Hotels International, Inc.	930	59,027
Domino's Pizza, Inc.	529	53,709
Hyatt Hotels Corp. Class A (a)	1,535	92,929
Jack in the Box, Inc.	1,357	131,208
La Quinta Holdings, Inc.	3,100	68,851
Marriott Vacations Worldwide Corp.	770	58,566
Papa John's International, Inc.	620	38,341
Pinnacle Entertainment, Inc. (a)	1,517	39,048
Popeyes Louisiana Kitchen, Inc. (a)	650	39,007
Royal Caribbean Cruises Ltd.	530	40,503
Sonic Corp.	940	29,883
Starwood Hotels & Resorts Worldwide, Inc.	340	27,312
The Cheesecake Factory, Inc.	984	46,760
Wendy's Co.	3,525	39,092
		966,891
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - 0.8%
D.R. Horton, Inc.	680	$ 18,571
Helen of Troy Ltd. (a)	402	30,801
iRobot Corp. (a)	1,973	64,813
M.D.C. Holdings, Inc.	2,850	77,463
Standard Pacific Corp. (a)	5,950	52,003
Toll Brothers, Inc. (a)	725	27,775
		271,426
Internet & Catalog Retail - 0.2%
Shutterfly, Inc. (a)	1,061	50,939
Leisure Products - 0.5%
Brunswick Corp.	2,329	126,325
Polaris Industries, Inc.	245	37,566
		163,891
Media - 1.6%
Cablevision Systems Corp. - NY Group Class A	1,115	20,940
Discovery Communications, Inc. Class A (a)	335	10,821
Gannett Co., Inc.	2,075	73,455
Gray Television, Inc. (a)	3,150	34,461
IMAX Corp. (a)	2,160	75,535
Lions Gate Entertainment Corp.	1,425	46,441
Media General, Inc. (a)	1,587	23,662
Starz Series A (a)	2,310	76,784
Tribune Media Co. Class A (a)	2,885	190,323
		552,422
Specialty Retail - 3.3%
American Eagle Outfitters, Inc.	6,883	103,039
ANN, Inc. (a)	1,219	43,774
Cabela's, Inc. Class A (a)	160	8,710
CST Brands, Inc.	2,990	124,474
DSW, Inc. Class A	1,407	53,030
Express, Inc. (a)	3,333	46,062
Five Below, Inc. (a)	1,128	35,797
Foot Locker, Inc.	1,805	101,387
Group 1 Automotive, Inc.	1,248	101,512
Lithia Motors, Inc. Class A (sub. vtg.)	1,226	115,808
New York & Co., Inc. (a)	900	2,016
Office Depot, Inc. (a)	17,036	159,627
Outerwall, Inc.	541	34,905
Restoration Hardware Holdings, Inc. (a)	840	74,004
Ross Stores, Inc.	110	11,639
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Select Comfort Corp. (a)	400	$ 12,840
Signet Jewelers Ltd.	615	73,726
Vitamin Shoppe, Inc. (a)	634	26,882
Williams-Sonoma, Inc.	145	11,665
		1,140,897
Textiles, Apparel & Luxury Goods - 0.8%
Carter's, Inc.	540	47,936
Crocs, Inc. (a)	770	8,586
Fossil Group, Inc. (a)	479	41,199
G-III Apparel Group Ltd. (a)	698	73,451
Hanesbrands, Inc.	495	63,132
Steven Madden Ltd. (a)	1,530	55,860
		290,164
TOTAL CONSUMER DISCRETIONARY		4,234,849
CONSUMER STAPLES - 1.9%
Beverages - 0.2%
Boston Beer Co., Inc. Class A (a)	227	60,745
Food & Staples Retailing - 0.5%
Casey's General Stores, Inc.	697	61,162
Fresh Market, Inc. (a)	1,849	70,373
United Natural Foods, Inc. (a)	415	34,462
		165,997
Food Products - 0.8%
B&G Foods, Inc. Class A	1,369	39,222
Cal-Maine Foods, Inc.	156	5,870
Ingredion, Inc.	180	14,798
Lancaster Colony Corp.	620	56,668
Pilgrims Pride Corp.	1,350	37,031
Pinnacle Foods, Inc.	3,410	123,783
		277,372
Household Products - 0.4%
Energizer Holdings, Inc.	145	19,405
Spectrum Brands Holdings, Inc.	1,197	112,135
		131,540
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 0.0%
Elizabeth Arden, Inc. (a)	450	$ 7,538
TOTAL CONSUMER STAPLES		643,192
ENERGY - 3.9%
Energy Equipment & Services - 1.0%
Atwood Oceanics, Inc.	760	23,568
Dril-Quip, Inc. (a)	767	55,730
Helmerich & Payne, Inc.	135	9,053
ION Geophysical Corp. (a)	2,800	6,384
McDermott International, Inc. (a)	1,150	2,875
Newpark Resources, Inc. (a)	4,210	39,869
Oceaneering International, Inc.	912	49,731
Patterson-UTI Energy, Inc.	1,108	20,703
Precision Drilling Corp.	10,430	63,493
SEACOR Holdings, Inc. (a)	746	54,092
Tesco Corp.	6	64
TETRA Technologies, Inc. (a)	2,000	11,940
		337,502
Oil, Gas & Consumable Fuels - 2.9%
Abraxas Petroleum Corp. (a)	6,050	18,453
Carrizo Oil & Gas, Inc. (a)	2,812	133,823
Delek U.S. Holdings, Inc.	1,770	65,986
Diamondback Energy, Inc. (a)	490	34,893
Energen Corp.	1,372	88,686
GasLog Ltd.	725	14,348
Gulfport Energy Corp. (a)	1,450	66,425
Laredo Petroleum Holdings, Inc. (a)	1,710	20,400
Newfield Exploration Co. (a)	1,855	61,271
Oasis Petroleum, Inc. (a)	1,297	18,586
PBF Energy, Inc. Class A	2,300	71,691
Pioneer Natural Resources Co.	410	62,533
SemGroup Corp. Class A	592	45,768
Sunoco Logistics Partners, LP	1,606	82,837
Synergy Resources Corp. (a)	1,766	21,104
Tesoro Corp.	270	24,797
Tsakos Energy Navigation Ltd.	8,400	63,000
Ultra Petroleum Corp. (a)	2,073	33,728
Valero Energy Corp.	240	14,806
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Western Refining, Inc.	800	$ 37,680
Whiting Petroleum Corp. (a)	376	12,720
		993,535
TOTAL ENERGY		1,331,037
FINANCIALS - 18.7%
Banks - 5.3%
BankUnited, Inc.	2,278	73,830
CIT Group, Inc.	3,735	172,744
City National Corp.	200	18,074
Columbia Banking Systems, Inc.	830	23,389
Comerica, Inc.	2,255	103,234
Cullen/Frost Bankers, Inc.	375	25,425
CVB Financial Corp.	1,320	20,658
East West Bancorp, Inc.	2,136	85,333
First Niagara Financial Group, Inc.	2,120	18,783
First Republic Bank	575	32,775
FirstMerit Corp.	1,981	35,955
Hancock Holding Co.	2,173	63,604
Home Bancshares, Inc.	1,441	45,608
Huntington Bancshares, Inc.	9,960	108,962
Investors Bancorp, Inc.	11,994	137,691
PacWest Bancorp	1,147	52,573
Pinnacle Financial Partners, Inc.	261	10,962
PrivateBancorp, Inc.	705	24,485
Prosperity Bancshares, Inc.	390	20,175
Regions Financial Corp.	2,000	19,220
SVB Financial Group (a)	2,334	286,849
Talmer Bancorp, Inc. Class A	1,163	16,433
TCF Financial Corp.	1,450	22,751
Texas Capital Bancshares, Inc. (a)	375	17,411
UMB Financial Corp.	1,389	71,589
Umpqua Holdings Corp.	5,159	85,330
United Community Bank, Inc.	4,025	76,556
Webster Financial Corp.	4,775	164,881
		1,835,280
Capital Markets - 2.7%
Affiliated Managers Group, Inc. (a)	247	53,456
American Capital Ltd. (a)	5,025	73,365
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Ameriprise Financial, Inc.	215	$ 28,730
Ares Capital Corp.	2,878	49,789
E*TRADE Financial Corp. (a)	3,657	95,210
Eaton Vance Corp. (non-vtg.)	675	28,418
Janus Capital Group, Inc.	3,833	63,168
Lazard Ltd. Class A	1,850	94,128
Raymond James Financial, Inc.	4,205	240,232
Stifel Financial Corp. (a)	2,071	113,429
T. Rowe Price Group, Inc.	180	14,868
The Blackstone Group LP	700	26,222
Waddell & Reed Financial, Inc. Class A	280	13,849
WisdomTree Investments, Inc.	2,450	45,791
		940,655
Consumer Finance - 0.8%
Ally Financial, Inc. (a)	4,135	85,925
Discover Financial Services	895	54,577
PRA Group, Inc. (a)	1,343	67,271
Santander Consumer U.S.A. Holdings, Inc.	1,075	24,220
SLM Corp.	3,390	32,103
		264,096
Diversified Financial Services - 1.3%
Leucadia National Corp.	3,643	86,448
MarketAxess Holdings, Inc.	450	35,816
Voya Financial, Inc.	7,073	312,556
		434,820
Insurance - 3.3%
Allied World Assurance Co.	5,060	204,677
American Equity Investment Life Holding Co.	2,168	61,766
American Financial Group, Inc.	413	26,019
AmTrust Financial Services, Inc.	1,246	67,159
Cincinnati Financial Corp.	455	24,006
CNO Financial Group, Inc.	6,098	99,153
FNF Group	5,429	199,353
FNFV Group (a)	2,160	32,162
HCC Insurance Holdings, Inc.	1,290	72,085
Lincoln National Corp.	1,425	82,137
Primerica, Inc.	350	18,459
Reinsurance Group of America, Inc.	443	39,564
Torchmark Corp.	425	22,631
Unum Group	500	16,780
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
White Mountains Insurance Group Ltd.	185	$ 123,423
XL Group PLC Class A	1,325	47,965
		1,137,339
Real Estate Investment Trusts - 3.7%
American Residential Properties, Inc. (a)	1,240	21,502
Ashford Hospitality Trust, Inc.	1,553	16,539
BioMed Realty Trust, Inc.	6,255	139,111
Brandywine Realty Trust (SBI)	1,450	22,983
CBL & Associates Properties, Inc.	2,500	50,050
Chesapeake Lodging Trust	1,229	43,703
Corporate Office Properties Trust (SBI)	1,276	37,514
Corrections Corp. of America	1,568	62,548
Cousins Properties, Inc.	3,183	34,154
DuPont Fabros Technology, Inc.	3,325	104,106
Essex Property Trust, Inc.	65	14,458
Extra Space Storage, Inc.	650	42,757
Hersha Hospitality Trust	4,620	31,000
iStar Financial, Inc. (a)	4,490	59,493
Kite Realty Group Trust	2,337	66,184
Liberty Property Trust (SBI)	3,365	125,245
Medical Properties Trust, Inc.	4,608	69,765
Mid-America Apartment Communities, Inc.	811	58,773
National Retail Properties, Inc.	530	21,327
Physicians Realty Trust	1,700	27,965
Prologis, Inc.	280	11,959
Ryman Hospitality Properties, Inc.	1,440	86,544
Strategic Hotel & Resorts, Inc. (a)	2,965	38,901
Sunstone Hotel Investors, Inc.	3,521	61,441
Weyerhaeuser Co.	780	27,386
		1,275,408
Real Estate Management & Development - 1.3%
Alexander & Baldwin, Inc.	3,585	144,942
CBRE Group, Inc. (a)	3,650	125,049
Jones Lang LaSalle, Inc.	365	58,856
Realogy Holdings Corp. (a)	2,750	126,500
		455,347
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.3%
BofI Holding, Inc. (a)	520	$ 45,968
EverBank Financial Corp.	3,880	69,762
		115,730
TOTAL FINANCIALS		6,458,675
HEALTH CARE - 12.7%
Biotechnology - 1.3%
Alnylam Pharmaceuticals, Inc. (a)	593	60,207
Enanta Pharmaceuticals, Inc. (a)	663	23,749
Exact Sciences Corp. (a)	3,080	69,208
Incyte Corp. (a)	1,056	90,658
Ligand Pharmaceuticals, Inc. Class B (a)	1,440	79,301
Neurocrine Biosciences, Inc. (a)	1,258	49,125
Repligen Corp. (a)	1,366	35,120
Seattle Genetics, Inc. (a)	1,131	40,999
		448,367
Health Care Equipment & Supplies - 3.5%
Accuray, Inc. (a)	1,600	14,368
Alere, Inc. (a)	1,428	64,931
Analogic Corp.	232	20,105
DexCom, Inc. (a)	1,210	73,495
Globus Medical, Inc. (a)	3,269	79,371
Halyard Health, Inc. (a)	1,235	56,859
HeartWare International, Inc. (a)	880	75,002
Hill-Rom Holdings, Inc.	195	9,344
Hologic, Inc. (a)	2,700	87,426
IDEXX Laboratories, Inc. (a)	461	72,299
NuVasive, Inc. (a)	2,505	114,604
Sirona Dental Systems, Inc. (a)	1,178	106,986
St. Jude Medical, Inc.	375	25,005
Steris Corp.	2,602	167,881
The Cooper Companies, Inc.	180	29,515
Thoratec Corp. (a)	1,048	42,675
West Pharmaceutical Services, Inc.	2,158	118,086
Zimmer Holdings, Inc.	280	33,709
		1,191,661
Health Care Providers & Services - 4.2%
Air Methods Corp. (a)	876	46,419
AMN Healthcare Services, Inc. (a)	575	12,972
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Brookdale Senior Living, Inc. (a)	3,005	$ 112,718
Catamaran Corp. (a)	635	31,702
Centene Corp. (a)	1,020	62,689
Chemed Corp.	650	75,712
Community Health Systems, Inc. (a)	1,234	59,874
Community Health Systems, Inc. rights 1/27/16 (a)	5,163	119
Envision Healthcare Holdings, Inc. (a)	1,422	52,074
ExamWorks Group, Inc. (a)	3,189	128,836
HealthSouth Corp.	3,775	164,062
Henry Schein, Inc. (a)	225	31,511
Kindred Healthcare, Inc.	2,600	55,172
Laboratory Corp. of America Holdings (a)	365	44,906
MEDNAX, Inc. (a)	1,120	80,046
Premier, Inc. (a)	1,310	48,025
Select Medical Holdings Corp.	3,583	48,585
Tenet Healthcare Corp. (a)	1,510	69,913
Universal Health Services, Inc. Class B	1,365	154,723
VCA, Inc. (a)	3,284	174,972
		1,455,030
Health Care Technology - 0.2%
Allscripts Healthcare Solutions, Inc. (a)	1,860	22,329
HMS Holdings Corp. (a)	1,017	17,838
MedAssets, Inc. (a)	1,325	25,453
		65,620
Life Sciences Tools & Services - 1.7%
Affymetrix, Inc. (a)	2,283	26,711
Bio-Techne Corp.	557	54,324
Cambrex Corp. (a)	380	13,015
Charles River Laboratories International, Inc. (a)	1,115	85,487
ICON PLC (a)	1,229	84,813
PAREXEL International Corp. (a)	2,561	165,082
PerkinElmer, Inc.	1,842	86,574
Quintiles Transnational Holdings, Inc. (a)	495	32,165
Waters Corp. (a)	327	39,364
		587,535
Pharmaceuticals - 1.8%
Catalent, Inc. (a)	1,828	51,129
GW Pharmaceuticals PLC ADR (a)	771	62,389
Horizon Pharma PLC (a)	2,807	57,628
Jazz Pharmaceuticals PLC (a)	954	162,266
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Lannett Co., Inc. (a)	385	$ 24,024
Nektar Therapeutics (a)	3,928	51,339
Pacira Pharmaceuticals, Inc. (a)	1,116	128,083
Perrigo Co. PLC	125	19,309
Salix Pharmaceuticals Ltd. (a)	360	56,592
		612,759
TOTAL HEALTH CARE		4,360,972
INDUSTRIALS - 14.8%
Aerospace & Defense - 2.0%
AeroVironment, Inc. (a)	300	8,223
BE Aerospace, Inc.	225	14,297
HEICO Corp. Class A	1,577	71,974
Hexcel Corp.	3,280	156,062
Huntington Ingalls Industries, Inc.	175	24,733
KEYW Holding Corp. (a)	1,375	12,004
KLX, Inc. (a)	112	4,473
Orbital ATK, Inc.	2	133
Spirit AeroSystems Holdings, Inc. Class A (a)	2,345	115,397
Teledyne Technologies, Inc. (a)	1,104	111,316
Textron, Inc.	540	23,927
TransDigm Group, Inc.	452	98,021
Triumph Group, Inc.	615	36,771
		677,331
Air Freight & Logistics - 0.2%
Forward Air Corp.	1,153	61,686
Airlines - 0.5%
Allegiant Travel Co.	543	99,706
JetBlue Airways Corp. (a)	3,830	65,838
		165,544
Building Products - 0.9%
A.O. Smith Corp.	2,367	149,192
Armstrong World Industries, Inc. (a)	685	38,244
Continental Building Products, Inc. (a)	1,625	33,898
Owens Corning	2,190	86,855
Universal Forest Products, Inc.	265	14,323
		322,512
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 1.5%
Clean Harbors, Inc. (a)	430	$ 23,947
Covanta Holding Corp.	1,350	29,255
Herman Miller, Inc.	550	17,034
Interface, Inc.	2,781	56,148
Knoll, Inc.	2,560	54,349
Pitney Bowes, Inc.	2,604	60,335
Ritchie Brothers Auctioneers, Inc.	2,090	52,626
Steelcase, Inc. Class A	9,098	170,315
Tetra Tech, Inc.	1,605	40,815
		504,824
Construction & Engineering - 0.3%
KBR, Inc.	1,520	24,761
MasTec, Inc. (a)	1,445	31,891
Quanta Services, Inc. (a)	1,820	52,380
		109,032
Electrical Equipment - 1.1%
Acuity Brands, Inc.	503	79,715
AZZ, Inc.	324	14,716
Encore Wire Corp.	2,195	81,852
Generac Holdings, Inc. (a)	2,239	110,360
Regal-Beloit Corp.	1,015	79,109
Rockwell Automation, Inc.	150	17,556
		383,308
Industrial Conglomerates - 0.2%
Carlisle Companies, Inc.	682	63,474
Machinery - 4.2%
Allison Transmission Holdings, Inc.	7,115	226,399
Chart Industries, Inc. (a)	232	8,106
CLARCOR, Inc.	1,034	68,048
Crane Co.	764	51,058
Flowserve Corp.	662	41,130
Harsco Corp.	760	12,532
IDEX Corp.	601	46,433
ITT Corp.	4,388	180,215
Lincoln Electric Holdings, Inc.	1,528	105,493
Manitowoc Co., Inc.	900	19,917
Meritor, Inc. (a)	1,150	16,434
Middleby Corp. (a)	429	45,736
Oshkosh Corp.	2,990	145,882
Parker Hannifin Corp.	67	8,220
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Rexnord Corp. (a)	1,488	$ 41,024
Terex Corp.	565	15,487
Trinity Industries, Inc.	4,670	157,005
Twin Disc, Inc.	530	9,747
WABCO Holdings, Inc. (a)	601	70,215
Wabtec Corp.	1,507	142,999
Woodward, Inc.	942	45,734
		1,457,814
Marine - 0.3%
Danaos Corp. (a)	850	5,347
Kirby Corp. (a)	1,263	97,352
		102,699
Professional Services - 1.1%
Equifax, Inc.	309	28,851
FTI Consulting, Inc. (a)	350	12,905
Huron Consulting Group, Inc. (a)	700	46,655
Korn/Ferry International (a)	1,700	52,020
On Assignment, Inc. (a)	1,710	65,339
Robert Half International, Inc.	820	50,807
Towers Watson & Co.	655	86,133
TrueBlue, Inc. (a)	1,300	29,913
		372,623
Road & Rail - 1.4%
AMERCO	340	111,119
Con-way, Inc.	2,030	89,665
J.B. Hunt Transport Services, Inc.	241	20,606
Kansas City Southern	200	23,168
Knight Transportation, Inc.	2,328	76,964
Old Dominion Freight Lines, Inc. (a)	995	77,729
Ryder System, Inc.	280	26,317
Swift Transporation Co. (a)	2,449	69,258
		494,826
Trading Companies & Distributors - 1.1%
AerCap Holdings NV (a)	2,420	107,690
GATX Corp.	1,760	109,560
MSC Industrial Direct Co., Inc. Class A	275	20,072
United Rentals, Inc. (a)	444	41,319
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - continued
Watsco, Inc.	535	$ 62,723
WESCO International, Inc. (a)	636	44,157
		385,521
TOTAL INDUSTRIALS		5,101,194
INFORMATION TECHNOLOGY - 19.6%
Communications Equipment - 1.8%
Arris Group, Inc. (a)	5,208	153,011
Aviat Networks, Inc. (a)	750	953
Brocade Communications Systems, Inc.	4,975	61,640
Ceragon Networks Ltd. (a)	1,350	1,620
Ciena Corp. (a)	7,525	157,423
Finisar Corp. (a)	2,559	53,765
Infinera Corp. (a)	4,259	72,616
JDS Uniphase Corp. (a)	7,210	99,282
Riverbed Technology, Inc. (a)	1,181	24,730
		625,040
Electronic Equipment & Components - 4.8%
Arrow Electronics, Inc. (a)	1,700	105,332
Avnet, Inc.	1,720	78,793
CDW Corp.	2,585	97,274
Cognex Corp. (a)	2,357	105,334
Dolby Laboratories, Inc. Class A	320	12,950
FEI Co.	611	48,263
FLIR Systems, Inc.	3,664	118,274
II-VI, Inc. (a)	980	17,140
Ingram Micro, Inc. Class A (a)	2,510	62,022
InvenSense, Inc. (a)	963	16,053
IPG Photonics Corp. (a)	1,763	169,072
Itron, Inc. (a)	440	16,051
Jabil Circuit, Inc.	1,080	23,728
Keysight Technologies, Inc. (a)	1,896	71,176
Littelfuse, Inc.	390	39,125
Maxwell Technologies, Inc. (a)	840	6,334
Mercury Systems, Inc. (a)	1,400	23,828
Methode Electronics, Inc. Class A	902	35,079
National Instruments Corp.	1,351	42,070
OSI Systems, Inc. (a)	925	67,035
Plexus Corp. (a)	850	34,213
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Rogers Corp. (a)	635	$ 49,708
ScanSource, Inc. (a)	1,151	41,850
SYNNEX Corp.	1,999	152,424
Tech Data Corp. (a)	2,050	121,975
Trimble Navigation Ltd. (a)	1,784	46,634
Universal Display Corp. (a)	1,802	61,971
		1,663,708
Internet Software & Services - 2.0%
AOL, Inc. (a)	940	38,108
Bankrate, Inc. (a)	1,090	13,908
Constant Contact, Inc. (a)	2,164	89,438
CoStar Group, Inc. (a)	555	110,534
DealerTrack Holdings, Inc. (a)	4,154	165,205
HomeAway, Inc. (a)	1,405	43,548
LogMeIn, Inc. (a)	2,510	132,277
Rackspace Hosting, Inc. (a)	1,660	82,452
		675,470
IT Services - 2.4%
Acxiom Corp. (a)	1,030	20,600
Amdocs Ltd.	775	40,688
Booz Allen Hamilton Holding Corp. Class A	4,191	124,724
Cardtronics, Inc. (a)	459	16,795
Convergys Corp.	560	12,516
CoreLogic, Inc. (a)	4,790	159,699
DST Systems, Inc.	200	21,258
EPAM Systems, Inc. (a)	1,221	75,311
Euronet Worldwide, Inc. (a)	3,457	195,321
Fidelity National Information Services, Inc.	450	30,416
Genpact Ltd. (a)	980	21,776
Heartland Payment Systems, Inc.	1,260	61,778
MoneyGram International, Inc. (a)	940	7,985
Total System Services, Inc.	905	34,571
VeriFone Systems, Inc. (a)	430	15,132
		838,570
Semiconductors & Semiconductor Equipment - 3.0%
Atmel Corp.	6,828	56,946
Cavium, Inc. (a)	981	67,189
Ceva, Inc. (a)	450	8,960
FormFactor, Inc. (a)	1,550	15,221
Freescale Semiconductor, Inc. (a)	890	32,138
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Integrated Device Technology, Inc. (a)	3,150	$ 65,016
Lam Research Corp.	230	18,966
Lattice Semiconductor Corp. (a)	2,195	14,750
M/A-COM Technology Solutions Holdings, Inc. (a)	1,833	61,809
Mellanox Technologies Ltd. (a)	1,705	81,226
Microsemi Corp. (a)	2,002	64,544
MKS Instruments, Inc.	1,150	40,664
Monolithic Power Systems, Inc.	1,104	58,214
PMC-Sierra, Inc. (a)	1,660	15,770
Power Integrations, Inc.	1,025	56,232
Rambus, Inc. (a)	2,250	27,000
Rudolph Technologies, Inc. (a)	500	6,165
Silicon Laboratories, Inc. (a)	1,020	51,653
Skyworks Solutions, Inc.	1,200	105,300
Spansion, Inc. Class A (a)	560	20,205
Synaptics, Inc. (a)	265	22,777
Teradyne, Inc.	2,618	50,580
Ultratech, Inc. (a)	1,440	25,978
Veeco Instruments, Inc. (a)	2,535	77,292
		1,044,595
Software - 5.1%
Aspen Technology, Inc. (a)	2,229	86,051
Autodesk, Inc. (a)	440	28,266
Barracuda Networks, Inc. (a)	980	37,328
CA Technologies, Inc.	455	14,797
Cadence Design Systems, Inc. (a)	4,190	76,907
CommVault Systems, Inc. (a)	619	29,879
Comverse, Inc. (a)	675	12,110
Covisint Corp. (a)	2,350	5,875
Electronic Arts, Inc. (a)	1,845	105,497
Fortinet, Inc. (a)	1,594	53,574
Gigamon, Inc. (a)	550	11,033
Guidewire Software, Inc. (a)	1,122	62,451
Infoblox, Inc. (a)	5,049	117,389
Informatica Corp. (a)	446	19,153
Interactive Intelligence Group, Inc. (a)	904	38,366
Manhattan Associates, Inc. (a)	3,161	157,576
Mentor Graphics Corp.	3,172	74,415
MicroStrategy, Inc. Class A (a)	360	64,202
Nuance Communications, Inc. (a)	1,680	24,024
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Parametric Technology Corp. (a)	2,480	$ 85,944
Qlik Technologies, Inc. (a)	1,810	58,716
Qualys, Inc. (a)	1,356	62,417
Rovi Corp. (a)	1,630	40,554
SeaChange International, Inc. (a)	1,680	12,684
Silver Spring Networks, Inc. (a)	1,100	10,824
SolarWinds, Inc. (a)	1,144	58,035
Solera Holdings, Inc.	1,284	71,570
Synchronoss Technologies, Inc. (a)	1,161	51,386
Synopsys, Inc. (a)	1,047	48,591
Ultimate Software Group, Inc. (a)	681	112,123
Verint Systems, Inc. (a)	1,875	114,141
		1,745,878
Technology Hardware, Storage & Peripherals - 0.5%
Cray, Inc. (a)	1,888	56,395
Electronics for Imaging, Inc. (a)	1,387	56,312
NCR Corp. (a)	1,681	49,438
Quantum Corp. (a)	2,600	4,238
SanDisk Corp.	85	6,794
		173,177
TOTAL INFORMATION TECHNOLOGY		6,766,438
MATERIALS - 4.9%
Chemicals - 2.5%
Ashland, Inc.	409	52,197
Celanese Corp. Class A	1,345	76,813
Chemtura Corp. (a)	4,055	106,444
Cytec Industries, Inc.	400	21,012
FMC Corp.	738	46,797
Intrepid Potash, Inc. (a)	5,260	74,271
LSB Industries, Inc. (a)	2,777	104,360
Methanex Corp.	969	52,702
Olin Corp.	850	23,834
PolyOne Corp.	3,009	119,578
Quaker Chemical Corp.	600	48,708
The Scotts Miracle-Gro Co. Class A	465	30,462
Tronox Ltd. Class A	1,365	29,539
Valspar Corp.	785	68,020
		854,737
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Construction Materials - 0.2%
Headwaters, Inc. (a)	730	$ 11,987
Martin Marietta Materials, Inc.	413	58,782
		70,769
Containers & Packaging - 1.1%
Avery Dennison Corp.	670	35,879
Berry Plastics Group, Inc. (a)	2,996	102,793
Crown Holdings, Inc. (a)	1,135	60,155
Rock-Tenn Co. Class A	2,548	174,895
Sealed Air Corp.	350	16,496
		390,218
Metals & Mining - 1.0%
AuRico Gold, Inc.	9,624	33,951
Carpenter Technology Corp.	735	31,135
Cliffs Natural Resources, Inc.	550	3,762
New Gold, Inc. (a)	17,506	67,078
Nucor Corp.	230	10,817
Royal Gold, Inc.	390	28,119
Steel Dynamics, Inc.	3,410	62,130
United States Steel Corp.	2,950	70,653
Yamana Gold, Inc.	12,401	52,675
		360,320
Paper & Forest Products - 0.1%
Boise Cascade Co. (a)	715	25,461
TOTAL MATERIALS		1,701,505
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.4%
Frontier Communications Corp.	3,375	26,933
Level 3 Communications, Inc. (a)	1,070	57,630
Zayo Group Holdings, Inc.	1,890	55,301
		139,864
Wireless Telecommunication Services - 0.4%
SBA Communications Corp. Class A (a)	886	110,493
Telephone & Data Systems, Inc.	300	7,632
U.S. Cellular Corp. (a)	210	7,965
		126,090
TOTAL TELECOMMUNICATION SERVICES		265,954
Common Stocks - continued
	Shares	Value
UTILITIES - 1.8%
Electric Utilities - 0.7%
Great Plains Energy, Inc.	1,895	$ 50,426
ITC Holdings Corp.	1,531	59,296
Portland General Electric Co.	725	27,035
UIL Holdings Corp.	1,281	64,755
Westar Energy, Inc.	1,350	52,448
		253,960
Gas Utilities - 0.3%
Atmos Energy Corp.	1,690	89,638
Independent Power and Renewable Electricity Producers - 0.6%
Atlantic Power Corp.	1,550	4,476
Dynegy, Inc. (a)	4,050	112,874
NRG Energy, Inc.	2,188	52,468
Ormat Technologies, Inc.	680	23,188
		193,006
Multi-Utilities - 0.2%
Ameren Corp.	1,805	76,550
TOTAL UTILITIES		613,154
TOTAL COMMON STOCKS (Cost $24,649,441)		31,476,970
Equity Funds - 2.8%

Sector Funds - 0.9%
PowerShares S&P SmallCap Financials Portfolio ETF	7,690	317,213
Small Growth Funds - 1.9%
iShares Russell 2000 Growth Index ETF	4,396	655,663
TOTAL EQUITY FUNDS (Cost $880,216)		972,876
U.S. Treasury Obligations - 0.2%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.03% 3/19/15 to 4/16/15 (c) (Cost $59,999)	$ 60,000	59,999
Money Market Funds - 6.0%
	Shares	Value
SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $2,063,180)	2,063,180	$ 2,063,180
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $27,652,836)		34,573,025
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(129,158)
NET ASSETS - 100%		$ 34,443,867
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
3 CME E-mini S&P MidCap 400 Index Contracts (United States)	March 2015	$ 451,380	$ 28,650
4 ICE Russell 2000 Index Contracts (United States)	March 2015	492,640	29,708
TOTAL EQUITY INDEX CONTRACTS		$ 944,020	$ 58,358

The face value of futures purchased as a percentage of net assets is 2.7%
For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $1,573,644.
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $55,000.
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,234,849	$ 4,234,849	$ -	$ -
Consumer Staples	643,192	643,192	-	-
Energy	1,331,037	1,331,037	-	-
Financials	6,458,675	6,458,675	-	-
Health Care	4,360,972	4,360,972	-	-
Industrials	5,101,194	5,101,194	-	-
Information Technology	6,766,438	6,766,438	-	-
Materials	1,701,505	1,701,505	-	-
Telecommunication Services	265,954	265,954	-	-
Utilities	613,154	613,154	-	-
Equity Funds	972,876	972,876	-	-
U.S. Treasury Obligations	59,999	-	59,999	-
Money Market Funds	2,063,180	2,063,180	-	-
Total Investments in Securities:	$ 34,573,025	$ 34,513,026	$ 59,999	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 58,358	$ 58,358	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 58,358	$ -
Total Value of Derivatives	$ 58,358	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $27,652,836)		$ 34,573,025
Receivable for investments sold		164,889
Receivable for fund shares sold		3,377
Dividends receivable		17,317
Prepaid expenses		31
Receivable from investment adviser for expense reductions		2,100
Other receivables		201
Total assets		34,760,940

Liabilities
Payable to custodian bank	$ 4,479
Payable for investments purchased	215,357
Payable for fund shares redeemed	11,722
Accrued management fee	21,552
Distribution and service plan fees payable	23
Payable for daily variation margin for derivative instruments	4,360
Audit fee payable	36,318
Custody fee payable	19,403
Other affiliated payables	3,655
Other payables and accrued expenses	204
Total liabilities		317,073

Net Assets		$ 34,443,867
Net Assets consist of:
Paid in capital		$ 26,925,195
Accumulated net investment loss		(200)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		540,328
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,978,544
Net Assets		$ 34,443,867

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

February 28, 2015

Small-Mid Cap Multi-Manager: Net Asset Value, offering price and redemption price per share ($32,904,339 ÷ 2,887,050 shares)	$ 11.40

Class F: Net Asset Value, offering price and redemption price per share ($1,313,688 ÷ 115,028 shares)	$ 11.42

Class L: Net Asset Value, offering price and redemption price per share ($113,101 ÷ 9,933 shares)	$ 11.39

Class N: Net Asset Value, offering price and redemption price per share ($112,739 ÷ 9,905 shares)	$ 11.38

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 347,923
Interest		7
Total income		347,930

Expenses
Management fee	$ 312,620
Transfer agent fees	37,877
Distribution and service plan fees	266
Accounting fees and expenses	15,607
Custodian fees and expenses	78,788
Independent trustees' compensation	476
Registration fees	38,107
Audit	52,600
Legal	553
Miscellaneous	1,010
Total expenses before reductions	537,904
Expense reductions	(72,933)	464,971
Net investment income (loss)		(117,041)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,481,921
Foreign currency transactions	2,881
Futures contracts	225,321
Total net realized gain (loss)		6,710,123
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,123,569)
Assets and liabilities in foreign currencies	(4,482)
Futures contracts	(116,867)
Total change in net unrealized appreciation (depreciation)		(4,244,918)
Net gain (loss)		2,465,205
Net increase (decrease) in net assets resulting from operations		$ 2,348,164

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (117,041)	$ (98,117)
Net realized gain (loss)	6,710,123	8,234,010
Change in net unrealized appreciation (depreciation)	(4,244,918)	4,105,200
Net increase (decrease) in net assets resulting from operations	2,348,164	12,241,093
Distributions to shareholders from net realized gain	(7,543,706)	(7,534,232)
Share transactions - net increase (decrease)	(18,356,959)	8,740,968
Redemption fees	418	359
Total increase (decrease) in net assets	(23,552,083)	13,448,188

Net Assets
Beginning of period	57,995,950	44,547,762
End of period (including accumulated net investment loss of $200 and accumulated net investment loss of $79, respectively)	$ 34,443,867	$ 57,995,950

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small-Mid Cap Multi-Manager

Years ended February 28,	2015	2014	2013	2012E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.46	$ 12.25	$ 11.24	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)	(.03)	.04	- I
Net realized and unrealized gain (loss)	.70	3.24	1.30	1.25
Total from investment operations	.66	3.21	1.34	1.25
Distributions from net investment income	-	-	(.04) F	-
Distributions from net realized gain	(2.72)	(2.00)	(.30) F	(.01)F
Total distributions	(2.72)	(2.00)	(.33) J	(.01)
Redemption fees added to paid in capital D	- I	- I	- I	-
Net asset value, end of period	$ 11.40	$ 13.46	$ 12.25	$ 11.24
Total ReturnB, C	5.88%	27.21%	12.26%	12.46%
Ratios to Average Net Assets G
Expenses before reductions	1.34%	1.25%	1.16%	1.58%A
Expenses net of fee waivers, if any	1.16%	1.16%	1.16%	1.16%A
Expenses net of all reductions	1.16%	1.16%	1.16%	1.16%A
Net investment income (loss)	(.29)%	(.19)%	.35%	(.19)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,904	$ 57,019	$ 44,361	$ 39,375
Portfolio turnover rateH	85%	117%	66%	11% K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 20, 2011 (commencement of operations) to February 29, 2012.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

J Total distributions of $.33 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.296 per share.

K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2015	2014	2013E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.47	$ 12.25	$ 11.49
Income from Investment Operations
Net investment income (loss) D	(.02)	(.01)	.01
Net realized and unrealized gain (loss)	.69	3.24	.91
Total from investment operations	.67	3.23	.92
Distributions from net investment income	-	-	(.04)F
Distributions from net realized gain	(2.72)	(2.01)	(.12)F
Total distributions	(2.72)	(2.01)	(.16)
Redemption fees added to paid in capital D,I	-	-	-
Net asset value, end of period	$ 11.42	$ 13.47	$ 12.25
Total ReturnB, C	5.95%	27.40%	8.11%
Ratios to Average Net Assets G
Expenses before reductions	1.29%	1.24%	1.11%A
Expenses net of fee waivers, if any	1.06%	1.06%	1.06%A
Expenses net of all reductions	1.06%	1.05%	1.06%A
Net investment income (loss)	(.19)%	(.09)%	.38%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,314	$ 763	$ 186
Portfolio turnover rateH	85%	117%	66%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended February 28,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.45	$ 14.28
Income from Investment Operations
Net investment income (loss) D	(.04)	(.01)
Net realized and unrealized gain (loss)	.70	.93
Total from investment operations	.66	.92
Distributions from net realized gain	(2.72)	(1.75)
Redemption fees added to paid in capital D,H	-	-
Net asset value, end of period	$ 11.39	$ 13.45
Total ReturnB, C	5.89%	6.84%
Ratios to Average Net Assets F
Expenses before reductions	1.37%	1.54%A
Expenses net of fee waivers, if any	1.16%	1.16%A
Expenses net of all reductions	1.16%	1.16%A
Net investment income (loss)	(.29)%	(.17)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 113	$ 107
Portfolio turnover rateG	85%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended February 28,	2015	2014E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.44	$ 14.28
Income from Investment Operations
Net investment income (loss) D	(.07)	(.02)
Net realized and unrealized gain (loss)	.70	.92
Total from investment operations	.63	.90
Distributions from net realized gain	(2.69)	(1.74)
Redemption fees added to paid in capital D,H	-	-
Net asset value, end of period	$ 11.38	$ 13.44
Total ReturnB, C	5.62%	6.73%
Ratios to Average Net Assets F
Expenses before reductions	1.62%	1.81%A
Expenses net of fee waivers, if any	1.41%	1.41%A
Expenses net of all reductions	1.41%	1.41%A
Net investment income (loss)	(.54)%	(.42)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 113	$ 107
Portfolio turnover rateG	85%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Strategic Advisers Small-Mid Cap Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Small-Mid Cap Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,574,816
Gross unrealized depreciation	(741,973)
Net unrealized appreciation (depreciation) on securities	$ 6,832,843

Tax Cost	$ 27,740,182

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 53,042
Undistributed long-term capital gain	$ 632,991
Net unrealized appreciation (depreciation) on securities and other investments	$ 6,832,840

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 1,356,523	$ 2,217,199
Long-term Capital Gains	6,187,183	5,317,033
Total	$ 7,543,706	$ 7,534,232

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts - continued

During the period the Fund recognized net realized gain (loss) of $225,321 and a change in net unrealized appreciation (depreciation) of $(116,867) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $31,782,996 and $55,232,258, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.15% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .78% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Advisory Research, Inc., Fisher Investments, Invesco Advisers, Inc., Kennedy Capital Management, Inc., Massachusetts Financial Services Company (MFS) (through October 31, 2014), Neuberger Berman Management, LLC, RS Investment Management Co. LLC, Systematic Financial Management, L.P. and The Boston Company Asset Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2015, the Board of Trustees approved the appointment of Portolan Capital Management, LLC (Portolan) as an additional sub-adviser for the Fund. Subsequent to period end, Portolan was allocated a portion of the Fund's assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 266	$ 266

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Small-Mid Cap Multi-Manager	$ 37,664.10
Class L	107.10
Class N	106.10
	$ 37,877

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser or Sub-adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $145 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $70 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive the Fund's management fee in an amount equal to .01% of the Fund's average net assets. During the period, this waiver reduced the Fund's management fee by $4,011.

The investment adviser has also contractually agreed to reimburse Small-Mid Cap Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2016. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Small-Mid Cap Multi-Manager	1.16%	$ 66,317
Class F	1.06%	2,170
Class L	1.16%	216
Class N	1.41%	219

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014A
From net realized gain
Small-Mid Cap Multi-Manager	$ 7,265,773	$ 7,432,529
Class F	233,738	77,256
Class L	22,236	12,241
Class N	21,959	12,206
Total	$ 7,543,706	$ 7,534,232

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

Annual Report

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014A	2015	2014A
Small-Mid Cap Multi-Manager
Shares sold	113,122	58,842	$ 1,444,927	$ 785,887
Reinvestment of distributions	642,246	574,917	7,265,773	7,432,529
Shares redeemed	(2,104,296)	(20,253)	(27,818,119)	(268,998)
Net increase (decrease)	(1,348,928)	613,506	$ (19,107,419)	$ 7,949,418
Class F
Shares sold	45,500	39,339	$ 572,509	$ 541,280
Reinvestment of distributions	20,962	5,950	233,738	77,256
Shares redeemed	(8,120)	(3,816)	(99,982)	(51,433)
Net increase (decrease)	58,342	41,473	$ 706,265	$ 567,103
Class L
Shares sold	-	7,003	$ -	$ 100,000
Reinvestment of distributions	1,989	941	22,236	12,241
Net increase (decrease)	1,989	7,944	$ 22,236	$ 112,241
Class N
Shares sold	-	7,003	$ -	$ 100,000
Reinvestment of distributions	1,964	938	21,959	12,206
Net increase (decrease)	1,964	7,941	$ 21,959	$ 112,206

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 95% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Small-Mid Cap Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Small-Mid Cap Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class L	04/13/15	04/10/15	$0.228
Class N	04/13/15	04/10/15	$0.224

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28 2015, $5,699,004, or, if subsequently determined to be different, the net capital gain of such year.

Class L designates 6%, and 35%; and Class N designates 6%, and 39% of the dividends distributed in April, 2014 and December, 2014, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class L designates 5% and 39%; and Class N designates 5%, and 43% of the dividends distributed in April, 2014 and December, 2014, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Advisory Research, Inc. (ARI), Invesco Advisers, Inc. (Invesco), Kennedy Capital Management, Inc. (Kennedy Capital), Massachusetts Financial Services Company (MFS), Neuberger Berman Management LLC (Neuberger Berman), Pyramis Global Advisors, LLC (Pyramis), RS Investments Management Co. LLC (RS Investments), and Systematic Financial Management, L.P. (Systematic) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, ARI, Invesco, Kennedy Capital, MFS, Neuberger Berman, Pyramis, RS Investments, and Systematic (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2013, the total return of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the third quartile and that the fund had under-performed 67% of its peers for the one-year period ended December 31, 2013. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to voluntarily waive 0.01% of the management fee and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.16%, 1.16%, and 1.41%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2014.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each class were above the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2014. The Board considered that, in general, various factors can affect total expenses. The total expenses for retail class and Class L ranked below median when compared to a universe of no-load funds. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The total expenses of Class F ranked above the median primarily due to small fund size, which resulted in higher expenses than other funds in the peer group.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board also considered that in 2014 Strategic Advisers had negotiated lower fee schedules with certain Sub-Advisers. The Board took into consideration Strategic Advisers' contractual reimbursement commitment.

Annual Report

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

On September 4, 2014, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement(s)) with each of The Boston Company Asset Management, LLC and Fisher Investments, Inc. (New Sub-Adviser(s)) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve each Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve each Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within each New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of each New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of each New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that each New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered each New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by each New Sub-Adviser under each Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of each New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing each Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to each New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser(s).

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets and that the Sub-Advisory Agreements will not result in a change to the maximum aggregate annual management fee payable by the fund, the portion of the management fee retained by Strategic Advisers, if any, or Strategic Advisers' voluntary agreement to waive 0.01% of the management fee for the fund, which may be terminated by Strategic Advisers at any time. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.16%, 1.16% and 1.41%, respectively, through April 30, 2015. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because each Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve each Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser(s), the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser(s) will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that each Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Advisory Research, Inc.

The Boston Company Asset
Management, LLC

Fisher Investments

Invesco Advisers, Inc.

Kennedy Capital Management, Inc.

Neuberger Berman Management LLC

Portolan Capital Management, LLC

Pyramis Global Advisors, LLC

RS Investment
Management Co. LLC

Systematic Financial Management, L.P.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

AMM-L-AMM-N-ANN-0415
1.9585979.101
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers®
Income Opportunities Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Periods ended February 28, 2015	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® Income Opportunities Fund	1.82%	8.59%	7.28%

A From September 27, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund on September 27, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds gained modest ground for the 12 months ending February 28, 2015, cooling off considerably following a strong multiyear run. The BofA Merrill LynchSM US High Yield Constrained Index rose 2.84%, losing its momentum in July as concerns of slowing economic growth in China and Europe led to a dramatic drop in commodity prices, especially oil. The energy sector accounted for about 13% of the high-yield market during the period, with many issuers playing a significant role in financing the recent U.S. energy build-out. As a result, the plunge in oil prices had a steep negative impact on high yield. Investors exited the category at a record pace, which, combined with strong new issuance, resulted in unfavorable supply/demand dynamics. There also was concern that the U.S. Federal Reserve could begin to tighten monetary policy. Fed Chair Janet Yellen contributed to the tumult, suggesting high-yield valuations "appear stretched." This was in stark contrast to the favorable market backdrop since the beginning of 2012, with high yield benefiting from a growing U.S. economy, low default rate and monetary support from central banks worldwide. Although the index declined in the second half of 2014, it rebounded in the first two months of the new year as the price of oil stabilized and inflows into the high-yield market notably increased.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Income Opportunities Fund: For the year, Strategic Advisers® Income Opportunities Fund (the Fund) returned 1.82%, trailing the BofA Merrill Lynch index. Relative to the benchmark, Third Avenue Focused Credit Fund was the biggest detractor by far. Third Avenue uses an opportunistic strategy to run a concentrated portfolio of holdings that includes distressed bonds. When the energy sector sold off during the period's second half, lower-quality and distressed bonds were inordinately punished, and Third Avenue's performance suffered accordingly. Janus High-Yield Fund and Hotchkis & Wiley High Yield Fund were both hurt by overweighting energy. T. Rowe Price High Yield Fund - our largest manager allocation - detracted primarily because it had a lighter-than-benchmark stake in BB-rated bonds. On the plus side, Fidelity® Capital & Income Fund and Fidelity Advisor® High Income Advantage Fund, both of which employ aggressive, opportunistic strategies, were the biggest relative contributors. Both managers benefited from strong security selection among the stocks of highly indebted companies, solid bond picks and a sizable underweighting in energy. I sold the Fund's positions in Ivy High Income Fund and PIMCO High Yield Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Actual	.01%	$ 1,000.00	$ 987.40	$ .05
HypotheticalA		$ 1,000.00	$ 1,024.74	$ .05

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
T. Rowe Price High Yield Fund Advisor Class	17.5	17.1
Fidelity Capital & Income Fund	17.2	16.4
BlackRock High Yield Bond Portfolio Investor A Class	11.3	10.7
Janus High-Yield Fund Class T	11.1	11.3
Hotchkis and Wiley High Yield Fund Class A	9.2	9.0
Fidelity High Income Fund	8.8	9.1
Eaton Vance Income Fund of Boston - Class A	7.7	7.8
Fidelity Advisor High Income Advantage Fund Institutional Class	6.3	5.5
Third Avenue Focused Credit Fund Investor Class	5.8	7.1
MainStay High Yield Corporate Bond Fund Class A	4.1	4.5
	99.0
Asset Allocation (% of fund's net assets)
As of February 28, 2015	As of August 31, 2014
High Yield Fixed-Income Funds 100.0%	High Yield Fixed-Income Funds 99.9%
Short-Term Investments and Net Other Assets (Liabilities) 0.0%	Short-Term Investments and Net Other Assets (Liabilities) 0.1%

Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2015

Showing Percentage of Net Assets

Fixed-Income Funds - 100.0%
	Shares	Value
High Yield Fixed-Income Funds - 100.0%
BlackRock High Yield Bond Portfolio Investor A Class	59,337,939	$ 475,890,275
Eaton Vance Income Fund of Boston - Class A	54,363,083	324,547,608
Fidelity Advisor High Income Advantage Fund Institutional Class (b)	25,732,533	264,787,761
Fidelity Advisor High Income Fund Institutional Class (b)	5,367,238	43,206,263
Fidelity Capital & Income Fund (b)	72,924,521	727,786,715
Fidelity High Income Fund (b)	40,927,266	370,801,033
Hotchkis and Wiley High Yield Fund Class A	30,972,189	388,700,969
Janus High-Yield Fund Class T	53,854,921	467,460,712
MainStay High Yield Corporate Bond Fund Class A	30,112,873	175,859,177
T. Rowe Price High Yield Fund Advisor Class	107,715,489	741,082,568
Third Avenue Focused Credit Fund Investor Class	25,529,691	243,553,255
TOTAL FIXED-INCOME FUNDS (Cost $4,097,064,352)		4,223,676,336
Money Market Funds - 0.0%

SSgA U.S. Treasury Money Market Fund, 0% (a) (Cost $12)	12	12
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $4,097,064,364)		4,223,676,348
NET OTHER ASSETS (LIABILITIES) - 0.0%		1,485,413
NET ASSETS - 100%		$ 4,225,161,761
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor High Income Advantage Fund Institutional Class	$ 174,465,293	$ 92,101,578	$ 3,430,847	$ 9,629,181	$ 264,787,761
Fidelity Advisor High Income Fund Institutional Class	58,907,168	-	12,257,372	1,579,531	43,206,263
Fidelity Capital & Income Fund	696,697,404	82,552,372	44,005,528	3,058,286	727,786,715
Fidelity High Income Fund	453,206,526	26,742,787	90,714,912	15,793,738	370,801,033
Total	$ 1,383,276,391	$ 201,396,737	$ 150,408,659	$ 30,060,736	$ 1,406,581,772
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $2,832,386,791)	$ 2,817,094,576
Affiliated issuers (cost $1,264,677,573)	1,406,581,772
Total Investments (cost $4,097,064,364)		$ 4,223,676,348
Receivable for fund shares sold		3,053,029
Dividends receivable		1,949,585
Prepaid expenses		2,434
Other receivables		19,160
Total assets		4,228,700,556

Liabilities
Payable for investments purchased	$ 1,281,438
Payable for fund shares redeemed	2,177,099
Distributions payable	10,942
Other affiliated payables	26,517
Other payables and accrued expenses	42,799
Total liabilities		3,538,795

Net Assets		$ 4,225,161,761
Net Assets consist of:
Paid in capital		$ 4,065,838,521
Distributions in excess of net investment income		(9,078,457)
Accumulated undistributed net realized gain (loss) on investments		41,789,713
Net unrealized appreciation (depreciation) on investments		126,611,984
Net Assets, for 425,064,556 shares outstanding		$ 4,225,161,761
Net Asset Value, offering price and redemption price per share ($4,225,161,761 ÷ 425,064,556 shares)		$ 9.94

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 204,567,287
Affiliated issuers		30,060,736
Total income		234,628,023

Expenses
Management fee	$ 10,823,700
Transfer agent fees	571
Accounting fees and expenses	326,340
Custodian fees and expenses	9,607
Independent trustees' compensation	48,658
Registration fees	110,138
Audit	42,189
Legal	29,119
Interest	183
Miscellaneous	38,657
Total expenses before reductions	11,429,162
Expense reductions	(10,825,863)	603,299
Net investment income (loss)		234,024,724
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,988,165
Affiliated issuers	2,949,288
Realized gain distributions from underlying funds:
Unaffiliated issuers	32,785,047
Affiliated issuers	32,349,334
Total net realized gain (loss)		77,071,834
Change in net unrealized appreciation (depreciation) on underlying funds		(224,831,237)
Net gain (loss)		(147,759,403)
Net increase (decrease) in net assets resulting from operations		$ 86,265,321

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 234,024,724	$ 233,957,085
Net realized gain (loss)	77,071,834	43,185,322
Change in net unrealized appreciation (depreciation)	(224,831,237)	81,595,776
Net increase (decrease) in net assets resulting from operations	86,265,321	358,738,183
Distributions to shareholders from net investment income	(234,783,793)	(229,621,006)
Distributions to shareholders from net realized gain	(59,998,241)	(27,574,010)
Total distributions	(294,782,034)	(257,195,016)
Share transactions Proceeds from sales of shares	887,820,862	1,045,137,469
Reinvestment of distributions	294,521,911	256,960,361
Cost of shares redeemed	(1,191,608,104)	(729,820,439)
Net increase (decrease) in net assets resulting from share transactions	(9,265,331)	572,277,391
Total increase (decrease) in net assets	(217,782,044)	673,820,558

Net Assets
Beginning of period	4,442,943,805	3,769,123,247
End of period (including distributions in excess of net investment income of $9,078,457 and distributions in excess of net investment income of $7,275,032, respectively)	$ 4,225,161,761	$ 4,442,943,805
Other Information Shares
Sold	87,043,026	102,154,178
Issued in reinvestment of distributions	29,007,855	25,132,593
Redeemed	(116,059,617)	(71,291,737)
Net increase (decrease)	(8,736)	55,995,034

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 E	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 10.45	$ 10.21	$ 9.81	$ 10.10	$ 9.19
Income from Investment Operations
Net investment income (loss) B	.551	.579	.595	.657	.699
Net realized and unrealized gain (loss)	(.369)	.297	.430	(.286)	.910
Total from investment operations	.182	.876	1.025	.371	1.609
Distributions from net investment income	(.552)	(.569)	(.595)	(.653)	(.687)
Distributions from net realized gain	(.140)	(.067)	(.030)	(.008)	(.012)
Total distributions	(.692)	(.636)	(.625)	(.661)	(.699)
Net asset value, end of period	$ 9.94	$ 10.45	$ 10.21	$ 9.81	$ 10.10
Total Return A	1.82%	8.90%	10.82%	4.00%	18.17%
Ratios to Average Net Assets C
Expenses before reductions	.26%	.27%	.27%	.27%	.27%
Expenses net of fee waivers, if any	.01%	.02%	.02%	.02%	.01%
Expenses net of all reductions	.01%	.02%	.02%	.02%	.01%
Net investment income (loss)	5.40%	5.66%	6.01%	6.82%	7.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,225,162	$ 4,442,944	$ 3,769,123	$ 2,954,875	$ 2,047,371
Portfolio turnover rate D	16%	12%	27%	2%	2%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

D Amount does not include the portfolio activity of any Underlying Funds.

E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Strategic Advisers Income Opportunities Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds that are deemed to be return of capital are recorded as a reduction of cost of investments.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 206,073,334
Gross unrealized depreciation	(84,959,025)
Net unrealized appreciation (depreciation) on securities	$ 121,114,309

Tax Cost	$ 4,102,562,039

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 38,862,842
Net unrealized appreciation (depreciation) on securities and other investments	$ 121,114,309

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 239,001,973	$ 251,746,960
Long-term Capital Gains	55,780,061	5,448,056
Total	$ 294,782,034	$ 257,195,016

Annual Report

2. Significant Accounting Policies - continued

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $691,026,242 and $696,090,210, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .75% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .25 % of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .01% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,578 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $5,573,000. The weighted average interest rate was .59%. The interest expense amounted to $183 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2017. During the period, this waiver reduced the Fund's management fee by $10,823,700.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $2,163.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 13% of the total outstanding shares of Fidelity Advisor High Income Advantage Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Income Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Income Opportunities Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Income Opportunities Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 20, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer, and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Income Opportunities Fund voted to pay on April 13, 2015, to shareholders of record at the opening of business on April 10, 2015, a distribution of $0.111 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2015, $65,638,268, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Income Opportunities Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract is in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Annual Report

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, its use of technology, and Strategic Advisers' approach to managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered Strategic Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Strategic Advisers and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2013, the cumulative total returns of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Income Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one- and five-year periods and in the second quartile for the three-year period ended December 31, 2013. The Board also noted that the fund had out-performed 78%, 61%, and 77% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2013. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-year period shown and lower than its benchmark for the three- and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to Strategic Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2017 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.75%.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers Income Opportunities Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2014.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were above the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2014. The Board noted the fund invested a significant portion of its assets in Class A shares of underlying funds, which typically charge distribution and/or service fees. These amounts are reflected in the fund's overall expense ratio through its "Acquired fund fees and expenses."

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board took into consideration that Strategic Advisers had proposed to waive 0.25% of its management fee through September 30, 2017.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure bears a reasonable relationship to the services rendered and that the fund's Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SRQ-UANN-0415
1.926373.104

Strategic Advisers®
Income Opportunities Fund of Funds

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

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All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Life of fundA
Strategic Advisers® Income Opportunities Fund of Funds	1.95%	7.99%

A From June 19, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund of Funds, a class of the fund, on June 19, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds gained modest ground for the 12 months ending February 28, 2015, cooling off considerably following a strong multiyear run. The BofA Merrill LynchSM US High Yield Constrained Index rose 2.84%, losing its momentum in July as concerns of slowing economic growth in China and Europe led to a dramatic drop in commodity prices, especially oil. The energy sector accounted for about 13% of the high-yield market during the period, with many issuers playing a significant role in financing the recent U.S. energy build-out. As a result, the plunge in oil prices had a steep negative impact on high yield. Investors exited the category at a record pace, which, combined with strong new issuance, resulted in unfavorable supply/demand dynamics. There also was concern that the U.S. Federal Reserve could begin to tighten monetary policy. Fed Chair Janet Yellen contributed to the tumult, suggesting high-yield valuations "appear stretched." This was in stark contrast to the favorable market backdrop since the beginning of 2012, with high yield benefiting from a growing U.S. economy, low default rate and monetary support from central banks worldwide. Although the index declined in the second half of 2014, it rebounded in the first two months of the new year as the price of oil stabilized and inflows into the high-yield market notably increased.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Income Opportunities Fund of Funds: For the year, Strategic Advisers® Income Opportunities Fund of Funds (a class of the Fund) returned 1.95%, trailing the BofA Merrill Lynch index. Relative to the benchmark, Third Avenue Focused Credit Fund was the biggest detractor by far. Third Avenue uses an opportunistic strategy to run a concentrated portfolio of holdings that frequently includes distressed bonds. When the energy sector sold off during the period's second half, lower-quality and distressed bonds were inordinately punished, and Third Avenue's performance suffered accordingly. Janus High-Yield Fund and Hotchkis & Wiley High Yield Fund were both hurt by overweighting energy. T. Rowe Price High Yield Fund - our largest manager allocation - detracted primarily because it had a lighter-than-benchmark stake in BB-rated bonds. On the plus side, Fidelity® Capital & Income Fund and Fidelity Advisor® High Income Advantage Fund, both of which employ aggressive, opportunistic strategies, were the biggest relative contributors. Both managers benefited from strong security selection among the stocks of highly indebted companies, solid bond picks and a sizable underweighting in energy. I sold the Fund's position in Ivy High Income Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Income Opportunities	.10%
Actual		$ 1,000.00	$ 988.30	$ .49
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50
Class F	.10%
Actual		$ 1,000.00	$ 988.30	$ .49
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50
Class L	.10%
Actual		$ 1,000.00	$ 987.30	$ .49
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50
Class N	.35%
Actual		$ 1,000.00	$ 986.10	$ 1.72
HypotheticalA		$ 1,000.00	$ 1,023.06	$ 1.76

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
T. Rowe Price High Yield Fund	17.6	17.0
Fidelity Capital & Income Fund	16.0	15.0
BlackRock High Yield Bond Fund Institutional Class	10.7	10.7
Janus High-Yield Fund Class I Shares	10.1	10.2
Hotchkis & Wiley High Yield Fund Class I	10.1	10.1
Fidelity High Income Fund	8.2	8.8
Fidelity Advisor High Income Advantage Fund Institutional Class	7.7	6.5
Eaton Vance Income Fund of Boston Class I	7.6	7.8
Third Avenue Focused Credit Fund Institutional Class	5.5	7.6
MainStay High Yield Corporate Bond Fund Class I	5.1	5.7
	98.6
Asset Allocation (% of fund's net assets)
As of February 28, 2015	As of August 31, 2014
High Yield Fixed-Income Funds 100.3%	High Yield Fixed-Income Funds 100.1%
Short-Term Investments and Net Other Assets (Liabilities) (0.3)%†	Short-Term Investments and Net Other Assets (Liabilities) (0.1)%†

Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

†Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Investments February 28, 2015

Showing Percentage of Net Assets

Fixed-Income Funds - 100.3%
	Shares	Value
High Yield Fixed-Income Funds - 100.3%
BlackRock High Yield Bond Fund Institutional Class	99,383	$ 797,050
Eaton Vance Income Fund of Boston Class I	94,694	565,325
Fidelity Advisor High Income Advantage Fund Institutional Class (a)	55,293	568,964
Fidelity Advisor High Income Fund Institutional Class (a)	15,308	123,229
Fidelity Capital & Income Fund (a)	119,063	1,188,245
Fidelity High Income Fund (a)	66,947	606,539
Hotchkis & Wiley High Yield Fund Class I	59,106	746,505
Janus High-Yield Fund Class I Shares	86,644	752,071
MainStay High Yield Corporate Bond Fund Class I	64,719	377,956
T. Rowe Price High Yield Fund	189,163	1,305,226
Third Avenue Focused Credit Fund Institutional Class	43,086	410,606
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $7,642,463)		7,441,716
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(19,776)
NET ASSETS - 100%		$ 7,421,940
Legend
(a) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor High Income Advantage Fund Institutional Class	$ 341,810	$ 293,500	$ 70,006	$ 20,132	$ 568,964
Fidelity Advisor High Income Fund Institutional Class	46,397	80,971	-	1,170	123,229
Fidelity Capital & Income Fund	903,707	759,451	460,238	3,440	1,188,245
Fidelity High Income Fund	642,756	433,309	436,507	25,508	606,539
Total	$ 1,934,670	$ 1,567,231	$ 966,751	$ 50,250	$ 2,486,977
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $5,177,342)	$ 4,954,739
Affiliated issuers (cost $2,465,121)	2,486,977
Total Investments (cost $7,642,463)		$ 7,441,716
Receivable for investments sold		15,640
Receivable for fund shares sold		12,918
Dividends receivable		514
Prepaid expenses		3
Receivable from investment adviser for expense reductions		2,950
Other receivables		1,006
Total assets		7,474,747

Liabilities
Payable for fund shares redeemed	28,826
Distributions payable	13
Distribution and service plan fees payable	22
Audit fee payable	19,447
Custody fee payable	4,254
Other affiliated payables	76
Other payables and accrued expenses	169
Total liabilities		52,807

Net Assets		$ 7,421,940
Net Assets consist of:
Paid in capital		$ 7,575,356
Undistributed net investment income		3,470
Accumulated undistributed net realized gain (loss) on investments		43,861
Net unrealized appreciation (depreciation) on investments		(200,747)
Net Assets		$ 7,421,940

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

February 28, 2015

Income Opportunities: Net Asset Value, offering price and redemption price per share ($6,515,227 ÷ 625,466.7 shares)	$ 10.42

Class F: Net Asset Value, offering price and redemption price per share ($694,209 ÷ 66,649.8 shares)	$ 10.42

Class L: Net Asset Value, offering price and redemption price per share ($106,425 ÷ 10,218.5 shares)	$ 10.41

Class N: Net Asset Value, offering price and redemption price per share ($106,079 ÷ 10,185.4 shares)	$ 10.41

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 354,270
Affiliated issuers		50,250
Total income		404,520

Expenses
Management fee	$ 21,660
Transfer agent fees	534
Distribution and service plan fees	263
Accounting fees and expenses	901
Custodian fees and expenses	13,120
Independent trustees' compensation	78
Registration fees	42,577
Audit	31,404
Legal	44
Miscellaneous	43
Total expenses before reductions	110,624
Expense reductions	(103,136)	7,488
Net investment income (loss)		397,032
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(25,483)
Affiliated issuers	(8,392)
Realized gain distributions from underlying funds:
Unaffiliated issuers	56,872
Affiliated issuers	53,295
Total net realized gain (loss)		76,292
Change in net unrealized appreciation (depreciation) on investment securities		(353,036)
Net gain (loss)		(276,744)
Net increase (decrease) in net assets resulting from operations		$ 120,288

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 397,032	$ 144,481
Net realized gain (loss)	76,292	30,972
Change in net unrealized appreciation (depreciation)	(353,036)	116,625
Net increase (decrease) in net assets resulting from operations	120,288	292,078
Distributions to shareholders from net investment income	(397,555)	(140,955)
Distributions to shareholders from net realized gain	(53,145)	(10,221)
Total distributions	(450,700)	(151,176)
Share transactions - net increase (decrease)	1,545,269	4,836,537
Redemption fees	1,359	2,115
Total increase (decrease) in net assets	1,216,216	4,979,554

Net Assets
Beginning of period	6,205,724	1,226,170
End of period (including undistributed net investment income of $3,470 and undistributed net investment income of $3,994, respectively)	$ 7,421,940	$ 6,205,724

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Income Opportunities

Years ended February 28,	2015	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 10.60	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.585	.616	.436
Net realized and unrealized gain (loss)	(.382)	.296	.615
Total from investment operations	.203	.912	1.051
Distributions from net investment income	(.586)	(.610)	(.431)
Distributions from net realized gain	(.079)	(.031)	(.020)
Total distributions	(.665)	(.641)	(.451)
Redemption fees added to paid in capital D	.002	.009	- H
Net asset value, end of period	$ 10.42	$ 10.88	$ 10.60
Total ReturnB, C	1.95%	9.02%	10.69%
Ratios to Average Net Assets F
Expenses before reductions	1.53%	4.32%	10.12%A
Expenses net of fee waivers, if any	.10%	.10%	.10%A
Expenses net of all reductions	.10%	.10%	.10%A
Net investment income (loss)	5.50%	5.83%	6.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,515	$ 5,358	$ 1,042
Portfolio turnover rateG	39%	46%	27% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 19, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2015	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 10.60	$ 10.52
Income from Investment Operations
Net investment income (loss) D	.586	.617	.125
Net realized and unrealized gain (loss)	(.383)	.295	.096
Total from investment operations	.203	.912	.221
Distributions from net investment income	(.586)	(.610)	(.121)
Distributions from net realized gain	(.079)	(.031)	(.020)
Total distributions	(.665)	(.641)	(.141)
Redemption fees added to paid in capital D	.002	.009	- H
Net asset value, end of period	$ 10.42	$ 10.88	$ 10.60
Total ReturnB, C	1.95%	9.02%	2.11%
Ratios to Average Net Assets F
Expenses before reductions	1.53%	4.16%	7.40%A
Expenses net of fee waivers, if any	.10%	.10%	.10%A
Expenses net of all reductions	.10%	.10%	.10%A
Net investment income (loss)	5.50%	5.83%	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 694	$ 639	$ 184
Portfolio turnover rateG	39%	46%	27% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended February 28,	2015	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 10.62
Income from Investment Operations
Net investment income (loss) D	.585	.186
Net realized and unrealized gain (loss)	(.392)	.278
Total from investment operations	.193	.464
Distributions from net investment income	(.586)	(.180)
Distributions from net realized gain	(.079)	(.027)
Total distributions	(.665)	(.207)
Redemption fees added to paid in capital D	.002	.003
Net asset value, end of period	$ 10.41	$ 10.88
Total ReturnB, C	1.85%	4.44%
Ratios to Average Net Assets F
Expenses before reductions	1.54%	3.35%A
Expenses net of fee waivers, if any	.10%	.10%A
Expenses net of all reductions	.10%	.10%A
Net investment income (loss)	5.50%	5.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 106	$ 104
Portfolio turnover rateG	39%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended February 28,	2015	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 10.62
Income from Investment Operations
Net investment income (loss) D	.559	.178
Net realized and unrealized gain (loss)	(.392)	.279
Total from investment operations	.167	.457
Distributions from net investment income	(.560)	(.173)
Distributions from net realized gain	(.079)	(.027)
Total distributions	(.639)	(.200)
Redemption fees added to paid in capital D	.002	.003
Net asset value, end of period	$ 10.41	$ 10.88
Total ReturnB, C	1.60%	4.37%
Ratios to Average Net Assets F
Expenses before reductions	1.78%	3.61%A
Expenses net of fee waivers, if any	.35%	.35%A
Expenses net of all reductions	.35%	.35%A
Net investment income (loss)	5.25%	5.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 106	$ 104
Portfolio turnover rateG	39%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Strategic Advisers Income Opportunities Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Income Opportunities, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 52,078
Gross unrealized depreciation	(274,240)
Net unrealized appreciation (depreciation) on securities	$ (222,162)

Tax Cost	$ 7,663,878

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,883
Undistributed long-term capital gain	$ 61,887
Net unrealized appreciation (depreciation) on securities and other investments	$ (222,162)

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 422,004	$ 150,924
Long-term Capital Gains	28,696	252
Total	$ 450,700	$ 151,176

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $4,457,532 and $2,821,203, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .80% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 263	$ 263

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Income Opportunities	$ 530.01
Class L	2.00
Class N	2.00
	$ 534

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2016. During the period, this waiver reduced the Fund's management fee by $21,660.

The investment adviser has also contractually agreed to reimburse Income Opportunities, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2016. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Income Opportunities	.10%	$ 71,430
Class F	.10%	7,667
Class L	.10%	1,192
Class N	.35%	1,187

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014 A
From net investment income
Income Opportunities	$ 348,958	$ 119,217
Class F	37,279	18,391
Class L	5,797	1,711
Class N	5,521	1,636
Total	$ 397,555	$ 140,955
From net realized gain
Income Opportunities	$ 46,594	$ 8,322
Class F	4,997	1,389
Class L	778	255
Class N	776	255
Total	$ 53,145	$ 10,221

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sales of shares) to February 28, 2014.

Annual Report

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014 A	2015	2014 A
Income Opportunities
Shares sold	451,656	464,657	$ 4,840,883	$ 4,944,465
Reinvestment of distributions	37,241	11,967	395,140	127,488
Shares redeemed	(355,829)	(82,508)	(3,788,639)	(878,566)
Net increase (decrease)	133,068	394,116	$ 1,447,384	$ 4,193,387
Class F
Shares sold	22,962	47,356	$ 244,913	$ 503,481
Reinvestment of distributions	3,982	1,858	42,276	19,780
Shares redeemed	(19,020)	(7,873)	(202,158)	(83,968)
Net increase (decrease)	7,924	41,341	$ 85,031	$ 439,293
Class L
Shares sold	-	9,416	$ -	$ 100,000
Reinvestment of distributions	620	183	6,560	1,966
Net increase (decrease)	620	9,599	$ 6,560	$ 101,966
Class N
Shares sold	-	9,416	$ -	$ 100,000
Reinvestment of distributions	593	176	6,294	1,891
Net increase (decrease)	593	9,592	$ 6,294	$ 101,891

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 30% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Income Opportunities Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Income Opportunities Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 28, 2015, the results of its operations for the year ended February 28, 2015, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Income Opportunities Fund of Funds's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 20, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present),Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer, and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Income Opportunities Fund of Funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived for capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Strategic Advisers Income Opportunities Fund of Funds	04/13/15	04/10/15	$0.095

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2015, $67,677, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Income Opportunities Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract is in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Annual Report

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, its use of technology, and Strategic Advisers' approach to managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered Strategic Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Strategic Advisers and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2013, the total return of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Income Opportunities Fund of Funds

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the first quartile and that Class F had out-performed 80% of its peers for the one-year period ended December 31, 2013. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to Strategic Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board noted Strategic Advisers' 0.30% management fee waiver through April 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.80% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Income Opportunities Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2014.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each class were above the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2014. The Board considered that, in general, various factors can affect total expenses. The total expenses for retail class and Class L ranked below median when compared to a universe of no-load funds. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The total expenses of Class F ranked above the median primarily due to small fund size, which resulted in higher expenses than other funds in the peer group.

Annual Report

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board took into consideration that Strategic Advisers had agreed to waive 0.30% of its management fee through April 30, 2015 and the Board also took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure bears a reasonable relationship to the services rendered and that the fund's Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ODF-UANN-0415
1.941255.102

Strategic Advisers®
Income Opportunities Fund
of Funds
Class F

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Life of fund A
Class F B	1.95%	7.99%

A From June 19, 2012.

B The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012, are those of Strategic Advisers® Income Opportunities Fund of Funds, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund of Funds - Class F on June 19, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period. See footnote B above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds gained modest ground for the 12 months ending February 28, 2015, cooling off considerably following a strong multiyear run. The BofA Merrill LynchSM US High Yield Constrained Index rose 2.84%, losing its momentum in July as concerns of slowing economic growth in China and Europe led to a dramatic drop in commodity prices, especially oil. The energy sector accounted for about 13% of the high-yield market during the period, with many issuers playing a significant role in financing the recent U.S. energy build-out. As a result, the plunge in oil prices had a steep negative impact on high yield. Investors exited the category at a record pace, which, combined with strong new issuance, resulted in unfavorable supply/demand dynamics. There also was concern that the U.S. Federal Reserve could begin to tighten monetary policy. Fed Chair Janet Yellen contributed to the tumult, suggesting high-yield valuations "appear stretched." This was in stark contrast to the favorable market backdrop since the beginning of 2012, with high yield benefiting from a growing U.S. economy, low default rate and monetary support from central banks worldwide. Although the index declined in the second half of 2014, it rebounded in the first two months of the new year as the price of oil stabilized and inflows into the high-yield market notably increased.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Income Opportunities Fund of Funds: For the year, the Class F shares of Strategic Advisers® Income Opportunities Fund of Funds (the Fund) returned 1.95%, trailing the BofA Merrill Lynch index. Relative to the benchmark, Third Avenue Focused Credit Fund was the biggest detractor by far. Third Avenue uses an opportunistic strategy to run a concentrated portfolio of holdings that frequently includes distressed bonds. When the energy sector sold off during the period's second half, lower-quality and distressed bonds were inordinately punished, and Third Avenue's performance suffered accordingly. Janus High-Yield Fund and Hotchkis & Wiley High Yield Fund were both hurt by overweighting energy. T. Rowe Price High Yield Fund - our largest manager allocation - detracted primarily because it had a lighter-than-benchmark stake in BB-rated bonds. On the plus side, Fidelity® Capital & Income Fund and Fidelity Advisor® High Income Advantage Fund, both of which employ aggressive, opportunistic strategies, were the biggest relative contributors. Both managers benefited from strong security selection among the stocks of highly indebted companies, solid bond picks and a sizable underweighting in energy. I sold the Fund's position in Ivy High Income Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Income Opportunities	.10%
Actual		$ 1,000.00	$ 988.30	$ .49
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50
Class F	.10%
Actual		$ 1,000.00	$ 988.30	$ .49
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50
Class L	.10%
Actual		$ 1,000.00	$ 987.30	$ .49
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50
Class N	.35%
Actual		$ 1,000.00	$ 986.10	$ 1.72
HypotheticalA		$ 1,000.00	$ 1,023.06	$ 1.76

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
T. Rowe Price High Yield Fund	17.6	17.0
Fidelity Capital & Income Fund	16.0	15.0
BlackRock High Yield Bond Fund Institutional Class	10.7	10.7
Janus High-Yield Fund Class I Shares	10.1	10.2
Hotchkis & Wiley High Yield Fund Class I	10.1	10.1
Fidelity High Income Fund	8.2	8.8
Fidelity Advisor High Income Advantage Fund Institutional Class	7.7	6.5
Eaton Vance Income Fund of Boston Class I	7.6	7.8
Third Avenue Focused Credit Fund Institutional Class	5.5	7.6
MainStay High Yield Corporate Bond Fund Class I	5.1	5.7
	98.6
Asset Allocation (% of fund's net assets)
As of February 28, 2015	As of August 31, 2014
High Yield Fixed-Income Funds 100.3%	High Yield Fixed-Income Funds 100.1%
Short-Term Investments and Net Other Assets (Liabilities) (0.3)%†	Short-Term Investments and Net Other Assets (Liabilities) (0.1)%†

Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

†Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Investments February 28, 2015

Showing Percentage of Net Assets

Fixed-Income Funds - 100.3%
	Shares	Value
High Yield Fixed-Income Funds - 100.3%
BlackRock High Yield Bond Fund Institutional Class	99,383	$ 797,050
Eaton Vance Income Fund of Boston Class I	94,694	565,325
Fidelity Advisor High Income Advantage Fund Institutional Class (a)	55,293	568,964
Fidelity Advisor High Income Fund Institutional Class (a)	15,308	123,229
Fidelity Capital & Income Fund (a)	119,063	1,188,245
Fidelity High Income Fund (a)	66,947	606,539
Hotchkis & Wiley High Yield Fund Class I	59,106	746,505
Janus High-Yield Fund Class I Shares	86,644	752,071
MainStay High Yield Corporate Bond Fund Class I	64,719	377,956
T. Rowe Price High Yield Fund	189,163	1,305,226
Third Avenue Focused Credit Fund Institutional Class	43,086	410,606
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $7,642,463)		7,441,716
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(19,776)
NET ASSETS - 100%		$ 7,421,940
Legend
(a) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor High Income Advantage Fund Institutional Class	$ 341,810	$ 293,500	$ 70,006	$ 20,132	$ 568,964
Fidelity Advisor High Income Fund Institutional Class	46,397	80,971	-	1,170	123,229
Fidelity Capital & Income Fund	903,707	759,451	460,238	3,440	1,188,245
Fidelity High Income Fund	642,756	433,309	436,507	25,508	606,539
Total	$ 1,934,670	$ 1,567,231	$ 966,751	$ 50,250	$ 2,486,977
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $5,177,342)	$ 4,954,739
Affiliated issuers (cost $2,465,121)	2,486,977
Total Investments (cost $7,642,463)		$ 7,441,716
Receivable for investments sold		15,640
Receivable for fund shares sold		12,918
Dividends receivable		514
Prepaid expenses		3
Receivable from investment adviser for expense reductions		2,950
Other receivables		1,006
Total assets		7,474,747

Liabilities
Payable for fund shares redeemed	28,826
Distributions payable	13
Distribution and service plan fees payable	22
Audit fee payable	19,447
Custody fee payable	4,254
Other affiliated payables	76
Other payables and accrued expenses	169
Total liabilities		52,807

Net Assets		$ 7,421,940
Net Assets consist of:
Paid in capital		$ 7,575,356
Undistributed net investment income		3,470
Accumulated undistributed net realized gain (loss) on investments		43,861
Net unrealized appreciation (depreciation) on investments		(200,747)
Net Assets		$ 7,421,940

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2015

Income Opportunities: Net Asset Value, offering price and redemption price per share ($6,515,227 ÷ 625,466.7 shares)	$ 10.42

Class F: Net Asset Value, offering price and redemption price per share ($694,209 ÷ 66,649.8 shares)	$ 10.42

Class L: Net Asset Value, offering price and redemption price per share ($106,425 ÷ 10,218.5 shares)	$ 10.41

Class N: Net Asset Value, offering price and redemption price per share ($106,079 ÷ 10,185.4 shares)	$ 10.41

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 354,270
Affiliated issuers		50,250
Total income		404,520

Expenses
Management fee	$ 21,660
Transfer agent fees	534
Distribution and service plan fees	263
Accounting fees and expenses	901
Custodian fees and expenses	13,120
Independent trustees' compensation	78
Registration fees	42,577
Audit	31,404
Legal	44
Miscellaneous	43
Total expenses before reductions	110,624
Expense reductions	(103,136)	7,488
Net investment income (loss)		397,032
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(25,483)
Affiliated issuers	(8,392)
Realized gain distributions from underlying funds:
Unaffiliated issuers	56,872
Affiliated issuers	53,295
Total net realized gain (loss)		76,292
Change in net unrealized appreciation (depreciation) on investment securities		(353,036)
Net gain (loss)		(276,744)
Net increase (decrease) in net assets resulting from operations		$ 120,288

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 397,032	$ 144,481
Net realized gain (loss)	76,292	30,972
Change in net unrealized appreciation (depreciation)	(353,036)	116,625
Net increase (decrease) in net assets resulting from operations	120,288	292,078
Distributions to shareholders from net investment income	(397,555)	(140,955)
Distributions to shareholders from net realized gain	(53,145)	(10,221)
Total distributions	(450,700)	(151,176)
Share transactions - net increase (decrease)	1,545,269	4,836,537
Redemption fees	1,359	2,115
Total increase (decrease) in net assets	1,216,216	4,979,554

Net Assets
Beginning of period	6,205,724	1,226,170
End of period (including undistributed net investment income of $3,470 and undistributed net investment income of $3,994, respectively)	$ 7,421,940	$ 6,205,724

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Income Opportunities

Years ended February 28,	2015	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 10.60	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.585	.616	.436
Net realized and unrealized gain (loss)	(.382)	.296	.615
Total from investment operations	.203	.912	1.051
Distributions from net investment income	(.586)	(.610)	(.431)
Distributions from net realized gain	(.079)	(.031)	(.020)
Total distributions	(.665)	(.641)	(.451)
Redemption fees added to paid in capital D	.002	.009	- H
Net asset value, end of period	$ 10.42	$ 10.88	$ 10.60
Total ReturnB, C	1.95%	9.02%	10.69%
Ratios to Average Net Assets F
Expenses before reductions	1.53%	4.32%	10.12%A
Expenses net of fee waivers, if any	.10%	.10%	.10%A
Expenses net of all reductions	.10%	.10%	.10%A
Net investment income (loss)	5.50%	5.83%	6.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,515	$ 5,358	$ 1,042
Portfolio turnover rateG	39%	46%	27% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 19, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2015	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 10.60	$ 10.52
Income from Investment Operations
Net investment income (loss) D	.586	.617	.125
Net realized and unrealized gain (loss)	(.383)	.295	.096
Total from investment operations	.203	.912	.221
Distributions from net investment income	(.586)	(.610)	(.121)
Distributions from net realized gain	(.079)	(.031)	(.020)
Total distributions	(.665)	(.641)	(.141)
Redemption fees added to paid in capital D	.002	.009	- H
Net asset value, end of period	$ 10.42	$ 10.88	$ 10.60
Total ReturnB, C	1.95%	9.02%	2.11%
Ratios to Average Net Assets F
Expenses before reductions	1.53%	4.16%	7.40%A
Expenses net of fee waivers, if any	.10%	.10%	.10%A
Expenses net of all reductions	.10%	.10%	.10%A
Net investment income (loss)	5.50%	5.83%	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 694	$ 639	$ 184
Portfolio turnover rateG	39%	46%	27% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended February 28,	2015	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 10.62
Income from Investment Operations
Net investment income (loss) D	.585	.186
Net realized and unrealized gain (loss)	(.392)	.278
Total from investment operations	.193	.464
Distributions from net investment income	(.586)	(.180)
Distributions from net realized gain	(.079)	(.027)
Total distributions	(.665)	(.207)
Redemption fees added to paid in capital D	.002	.003
Net asset value, end of period	$ 10.41	$ 10.88
Total ReturnB, C	1.85%	4.44%
Ratios to Average Net Assets F
Expenses before reductions	1.54%	3.35%A
Expenses net of fee waivers, if any	.10%	.10%A
Expenses net of all reductions	.10%	.10%A
Net investment income (loss)	5.50%	5.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 106	$ 104
Portfolio turnover rateG	39%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended February 28,	2015	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 10.62
Income from Investment Operations
Net investment income (loss) D	.559	.178
Net realized and unrealized gain (loss)	(.392)	.279
Total from investment operations	.167	.457
Distributions from net investment income	(.560)	(.173)
Distributions from net realized gain	(.079)	(.027)
Total distributions	(.639)	(.200)
Redemption fees added to paid in capital D	.002	.003
Net asset value, end of period	$ 10.41	$ 10.88
Total ReturnB, C	1.60%	4.37%
Ratios to Average Net Assets F
Expenses before reductions	1.78%	3.61%A
Expenses net of fee waivers, if any	.35%	.35%A
Expenses net of all reductions	.35%	.35%A
Net investment income (loss)	5.25%	5.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 106	$ 104
Portfolio turnover rateG	39%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Strategic Advisers Income Opportunities Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Income Opportunities, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 52,078
Gross unrealized depreciation	(274,240)
Net unrealized appreciation (depreciation) on securities	$ (222,162)

Tax Cost	$ 7,663,878

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,883
Undistributed long-term capital gain	$ 61,887
Net unrealized appreciation (depreciation) on securities and other investments	$ (222,162)

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 422,004	$ 150,924
Long-term Capital Gains	28,696	252
Total	$ 450,700	$ 151,176

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $4,457,532 and $2,821,203, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .80% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 263	$ 263

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Income Opportunities	$ 530.01
Class L	2.00
Class N	2.00
	$ 534

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2016. During the period, this waiver reduced the Fund's management fee by $21,660.

The investment adviser has also contractually agreed to reimburse Income Opportunities, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2016. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Income Opportunities	.10%	$ 71,430
Class F	.10%	7,667
Class L	.10%	1,192
Class N	.35%	1,187

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014 A
From net investment income
Income Opportunities	$ 348,958	$ 119,217
Class F	37,279	18,391
Class L	5,797	1,711
Class N	5,521	1,636
Total	$ 397,555	$ 140,955
From net realized gain
Income Opportunities	$ 46,594	$ 8,322
Class F	4,997	1,389
Class L	778	255
Class N	776	255
Total	$ 53,145	$ 10,221

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sales of shares) to February 28, 2014.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014 A	2015	2014 A
Income Opportunities
Shares sold	451,656	464,657	$ 4,840,883	$ 4,944,465
Reinvestment of distributions	37,241	11,967	395,140	127,488
Shares redeemed	(355,829)	(82,508)	(3,788,639)	(878,566)
Net increase (decrease)	133,068	394,116	$ 1,447,384	$ 4,193,387
Class F
Shares sold	22,962	47,356	$ 244,913	$ 503,481
Reinvestment of distributions	3,982	1,858	42,276	19,780
Shares redeemed	(19,020)	(7,873)	(202,158)	(83,968)
Net increase (decrease)	7,924	41,341	$ 85,031	$ 439,293
Class L
Shares sold	-	9,416	$ -	$ 100,000
Reinvestment of distributions	620	183	6,560	1,966
Net increase (decrease)	620	9,599	$ 6,560	$ 101,966
Class N
Shares sold	-	9,416	$ -	$ 100,000
Reinvestment of distributions	593	176	6,294	1,891
Net increase (decrease)	593	9,592	$ 6,294	$ 101,891

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 30% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Income Opportunities Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Income Opportunities Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 28, 2015, the results of its operations for the year ended February 28, 2015, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Income Opportunities Fund of Funds's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 20, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in

Annual Report

Trustees and Officers - continued

Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present),Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer, and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Income Opportunities Fund of Funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived for capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class F	04/13/15	04/10/15	$0.095

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2015, $67,677, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Income Opportunities Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract is in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Annual Report

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, its use of technology, and Strategic Advisers' approach to managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered Strategic Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Strategic Advisers and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2013, the total return of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Income Opportunities Fund of Funds

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the first quartile and that Class F had out-performed 80% of its peers for the one-year period ended December 31, 2013. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to Strategic Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board noted Strategic Advisers' 0.30% management fee waiver through April 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.80% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Income Opportunities Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2014.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each class were above the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2014. The Board considered that, in general, various factors can affect total expenses. The total expenses for retail class and Class L ranked below median when compared to a universe of no-load funds. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The total expenses of Class F ranked above the median primarily due to small fund size, which resulted in higher expenses than other funds in the peer group.

Annual Report

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board took into consideration that Strategic Advisers had agreed to waive 0.30% of its management fee through April 30, 2015 and the Board also took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure bears a reasonable relationship to the services rendered and that the fund's Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ODF-F-ANN-0415
1.951505.102

Strategic Advisers®
Income Opportunities Fund of Funds -
Class L and Class N

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Life of fundA
Class LB	1.85%	7.95%
Class NC	1.60%	7.82%

A From June 19, 2012.

B The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Income Opportunities Fund of Funds, the original class of the fund.

C Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers Income Opportunities Fund of Funds, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund of Funds - Class L on June 19, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period. See footnote B on the previous page for additional information regarding the performance of Class L.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds gained modest ground for the 12 months ending February 28, 2015, cooling off considerably following a strong multiyear run. The BofA Merrill LynchSM US High Yield Constrained Index rose 2.84%, losing its momentum in July as concerns of slowing economic growth in China and Europe led to a dramatic drop in commodity prices, especially oil. The energy sector accounted for about 13% of the high-yield market during the period, with many issuers playing a significant role in financing the recent U.S. energy build-out. As a result, the plunge in oil prices had a steep negative impact on high yield. Investors exited the category at a record pace, which, combined with strong new issuance, resulted in unfavorable supply/demand dynamics. There also was concern that the U.S. Federal Reserve could begin to tighten monetary policy. Fed Chair Janet Yellen contributed to the tumult, suggesting high-yield valuations "appear stretched." This was in stark contrast to the favorable market backdrop since the beginning of 2012, with high yield benefiting from a growing U.S. economy, low default rate and monetary support from central banks worldwide. Although the index declined in the second half of 2014, it rebounded in the first two months of the new year as the price of oil stabilized and inflows into the high-yield market notably increased.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Income Opportunities Fund of Funds: For the year, the Class L and Class N shares of Strategic Advisers® Income Opportunities Fund of Funds (the Fund) returned 1.85% and 1.60%, respectively, trailing the BofA Merrill Lynch index. Relative to the benchmark, Third Avenue Focused Credit Fund was the biggest detractor by far. Third Avenue uses an opportunistic strategy to run a concentrated portfolio of holdings that frequently includes distressed bonds. When the energy sector sold off during the period's second half, lower-quality and distressed bonds were inordinately punished, and Third Avenue's performance suffered accordingly. Janus High-Yield Fund and Hotchkis & Wiley High Yield Fund were both hurt by overweighting energy. T. Rowe Price High Yield Fund - our largest manager allocation - detracted primarily because it had a lighter-than-benchmark stake in BB-rated bonds. On the plus side, Fidelity® Capital & Income Fund and Fidelity Advisor® High Income Advantage Fund, both of which employ aggressive, opportunistic strategies, were the biggest relative contributors. Both managers benefited from strong security selection among the stocks of highly indebted companies, solid bond picks and a sizable underweighting in energy. I sold the Fund's position in Ivy High Income Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Income Opportunities	.10%
Actual		$ 1,000.00	$ 988.30	$ .49
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50
Class F	.10%
Actual		$ 1,000.00	$ 988.30	$ .49
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50
Class L	.10%
Actual		$ 1,000.00	$ 987.30	$ .49
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50
Class N	.35%
Actual		$ 1,000.00	$ 986.10	$ 1.72
HypotheticalA		$ 1,000.00	$ 1,023.06	$ 1.76

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
T. Rowe Price High Yield Fund	17.6	17.0
Fidelity Capital & Income Fund	16.0	15.0
BlackRock High Yield Bond Fund Institutional Class	10.7	10.7
Janus High-Yield Fund Class I Shares	10.1	10.2
Hotchkis & Wiley High Yield Fund Class I	10.1	10.1
Fidelity High Income Fund	8.2	8.8
Fidelity Advisor High Income Advantage Fund Institutional Class	7.7	6.5
Eaton Vance Income Fund of Boston Class I	7.6	7.8
Third Avenue Focused Credit Fund Institutional Class	5.5	7.6
MainStay High Yield Corporate Bond Fund Class I	5.1	5.7
	98.6
Asset Allocation (% of fund's net assets)
As of February 28, 2015	As of August 31, 2014
High Yield Fixed-Income Funds 100.3%	High Yield Fixed-Income Funds 100.1%
Short-Term Investments and Net Other Assets (Liabilities) (0.3)%†	Short-Term Investments and Net Other Assets (Liabilities) (0.1)%†

Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

†Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Investments February 28, 2015

Showing Percentage of Net Assets

Fixed-Income Funds - 100.3%
	Shares	Value
High Yield Fixed-Income Funds - 100.3%
BlackRock High Yield Bond Fund Institutional Class	99,383	$ 797,050
Eaton Vance Income Fund of Boston Class I	94,694	565,325
Fidelity Advisor High Income Advantage Fund Institutional Class (a)	55,293	568,964
Fidelity Advisor High Income Fund Institutional Class (a)	15,308	123,229
Fidelity Capital & Income Fund (a)	119,063	1,188,245
Fidelity High Income Fund (a)	66,947	606,539
Hotchkis & Wiley High Yield Fund Class I	59,106	746,505
Janus High-Yield Fund Class I Shares	86,644	752,071
MainStay High Yield Corporate Bond Fund Class I	64,719	377,956
T. Rowe Price High Yield Fund	189,163	1,305,226
Third Avenue Focused Credit Fund Institutional Class	43,086	410,606
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $7,642,463)		7,441,716
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(19,776)
NET ASSETS - 100%		$ 7,421,940
Legend
(a) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor High Income Advantage Fund Institutional Class	$ 341,810	$ 293,500	$ 70,006	$ 20,132	$ 568,964
Fidelity Advisor High Income Fund Institutional Class	46,397	80,971	-	1,170	123,229
Fidelity Capital & Income Fund	903,707	759,451	460,238	3,440	1,188,245
Fidelity High Income Fund	642,756	433,309	436,507	25,508	606,539
Total	$ 1,934,670	$ 1,567,231	$ 966,751	$ 50,250	$ 2,486,977
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $5,177,342)	$ 4,954,739
Affiliated issuers (cost $2,465,121)	2,486,977
Total Investments (cost $7,642,463)		$ 7,441,716
Receivable for investments sold		15,640
Receivable for fund shares sold		12,918
Dividends receivable		514
Prepaid expenses		3
Receivable from investment adviser for expense reductions		2,950
Other receivables		1,006
Total assets		7,474,747

Liabilities
Payable for fund shares redeemed	28,826
Distributions payable	13
Distribution and service plan fees payable	22
Audit fee payable	19,447
Custody fee payable	4,254
Other affiliated payables	76
Other payables and accrued expenses	169
Total liabilities		52,807

Net Assets		$ 7,421,940
Net Assets consist of:
Paid in capital		$ 7,575,356
Undistributed net investment income		3,470
Accumulated undistributed net realized gain (loss) on investments		43,861
Net unrealized appreciation (depreciation) on investments		(200,747)
Net Assets		$ 7,421,940

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2015

Income Opportunities: Net Asset Value, offering price and redemption price per share ($6,515,227 ÷ 625,466.7 shares)	$ 10.42

Class F: Net Asset Value, offering price and redemption price per share ($694,209 ÷ 66,649.8 shares)	$ 10.42

Class L: Net Asset Value, offering price and redemption price per share ($106,425 ÷ 10,218.5 shares)	$ 10.41

Class N: Net Asset Value, offering price and redemption price per share ($106,079 ÷ 10,185.4 shares)	$ 10.41

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 354,270
Affiliated issuers		50,250
Total income		404,520

Expenses
Management fee	$ 21,660
Transfer agent fees	534
Distribution and service plan fees	263
Accounting fees and expenses	901
Custodian fees and expenses	13,120
Independent trustees' compensation	78
Registration fees	42,577
Audit	31,404
Legal	44
Miscellaneous	43
Total expenses before reductions	110,624
Expense reductions	(103,136)	7,488
Net investment income (loss)		397,032
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(25,483)
Affiliated issuers	(8,392)
Realized gain distributions from underlying funds:
Unaffiliated issuers	56,872
Affiliated issuers	53,295
Total net realized gain (loss)		76,292
Change in net unrealized appreciation (depreciation) on investment securities		(353,036)
Net gain (loss)		(276,744)
Net increase (decrease) in net assets resulting from operations		$ 120,288

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 397,032	$ 144,481
Net realized gain (loss)	76,292	30,972
Change in net unrealized appreciation (depreciation)	(353,036)	116,625
Net increase (decrease) in net assets resulting from operations	120,288	292,078
Distributions to shareholders from net investment income	(397,555)	(140,955)
Distributions to shareholders from net realized gain	(53,145)	(10,221)
Total distributions	(450,700)	(151,176)
Share transactions - net increase (decrease)	1,545,269	4,836,537
Redemption fees	1,359	2,115
Total increase (decrease) in net assets	1,216,216	4,979,554

Net Assets
Beginning of period	6,205,724	1,226,170
End of period (including undistributed net investment income of $3,470 and undistributed net investment income of $3,994, respectively)	$ 7,421,940	$ 6,205,724

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Income Opportunities

Years ended February 28,	2015	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 10.60	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.585	.616	.436
Net realized and unrealized gain (loss)	(.382)	.296	.615
Total from investment operations	.203	.912	1.051
Distributions from net investment income	(.586)	(.610)	(.431)
Distributions from net realized gain	(.079)	(.031)	(.020)
Total distributions	(.665)	(.641)	(.451)
Redemption fees added to paid in capital D	.002	.009	- H
Net asset value, end of period	$ 10.42	$ 10.88	$ 10.60
Total ReturnB, C	1.95%	9.02%	10.69%
Ratios to Average Net Assets F
Expenses before reductions	1.53%	4.32%	10.12%A
Expenses net of fee waivers, if any	.10%	.10%	.10%A
Expenses net of all reductions	.10%	.10%	.10%A
Net investment income (loss)	5.50%	5.83%	6.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,515	$ 5,358	$ 1,042
Portfolio turnover rateG	39%	46%	27% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 19, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2015	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 10.60	$ 10.52
Income from Investment Operations
Net investment income (loss) D	.586	.617	.125
Net realized and unrealized gain (loss)	(.383)	.295	.096
Total from investment operations	.203	.912	.221
Distributions from net investment income	(.586)	(.610)	(.121)
Distributions from net realized gain	(.079)	(.031)	(.020)
Total distributions	(.665)	(.641)	(.141)
Redemption fees added to paid in capital D	.002	.009	- H
Net asset value, end of period	$ 10.42	$ 10.88	$ 10.60
Total ReturnB, C	1.95%	9.02%	2.11%
Ratios to Average Net Assets F
Expenses before reductions	1.53%	4.16%	7.40%A
Expenses net of fee waivers, if any	.10%	.10%	.10%A
Expenses net of all reductions	.10%	.10%	.10%A
Net investment income (loss)	5.50%	5.83%	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 694	$ 639	$ 184
Portfolio turnover rateG	39%	46%	27% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended February 28,	2015	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 10.62
Income from Investment Operations
Net investment income (loss) D	.585	.186
Net realized and unrealized gain (loss)	(.392)	.278
Total from investment operations	.193	.464
Distributions from net investment income	(.586)	(.180)
Distributions from net realized gain	(.079)	(.027)
Total distributions	(.665)	(.207)
Redemption fees added to paid in capital D	.002	.003
Net asset value, end of period	$ 10.41	$ 10.88
Total ReturnB, C	1.85%	4.44%
Ratios to Average Net Assets F
Expenses before reductions	1.54%	3.35%A
Expenses net of fee waivers, if any	.10%	.10%A
Expenses net of all reductions	.10%	.10%A
Net investment income (loss)	5.50%	5.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 106	$ 104
Portfolio turnover rateG	39%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended February 28,	2015	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 10.62
Income from Investment Operations
Net investment income (loss) D	.559	.178
Net realized and unrealized gain (loss)	(.392)	.279
Total from investment operations	.167	.457
Distributions from net investment income	(.560)	(.173)
Distributions from net realized gain	(.079)	(.027)
Total distributions	(.639)	(.200)
Redemption fees added to paid in capital D	.002	.003
Net asset value, end of period	$ 10.41	$ 10.88
Total ReturnB, C	1.60%	4.37%
Ratios to Average Net Assets F
Expenses before reductions	1.78%	3.61%A
Expenses net of fee waivers, if any	.35%	.35%A
Expenses net of all reductions	.35%	.35%A
Net investment income (loss)	5.25%	5.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 106	$ 104
Portfolio turnover rateG	39%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Strategic Advisers Income Opportunities Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Income Opportunities, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 52,078
Gross unrealized depreciation	(274,240)
Net unrealized appreciation (depreciation) on securities	$ (222,162)

Tax Cost	$ 7,663,878

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,883
Undistributed long-term capital gain	$ 61,887
Net unrealized appreciation (depreciation) on securities and other investments	$ (222,162)

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 422,004	$ 150,924
Long-term Capital Gains	28,696	252
Total	$ 450,700	$ 151,176

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $4,457,532 and $2,821,203, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .80% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 263	$ 263

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Income Opportunities	$ 530.01
Class L	2.00
Class N	2.00
	$ 534

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2016. During the period, this waiver reduced the Fund's management fee by $21,660.

The investment adviser has also contractually agreed to reimburse Income Opportunities, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2016. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Income Opportunities	.10%	$ 71,430
Class F	.10%	7,667
Class L	.10%	1,192
Class N	.35%	1,187

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014 A
From net investment income
Income Opportunities	$ 348,958	$ 119,217
Class F	37,279	18,391
Class L	5,797	1,711
Class N	5,521	1,636
Total	$ 397,555	$ 140,955
From net realized gain
Income Opportunities	$ 46,594	$ 8,322
Class F	4,997	1,389
Class L	778	255
Class N	776	255
Total	$ 53,145	$ 10,221

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sales of shares) to February 28, 2014.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014 A	2015	2014 A
Income Opportunities
Shares sold	451,656	464,657	$ 4,840,883	$ 4,944,465
Reinvestment of distributions	37,241	11,967	395,140	127,488
Shares redeemed	(355,829)	(82,508)	(3,788,639)	(878,566)
Net increase (decrease)	133,068	394,116	$ 1,447,384	$ 4,193,387
Class F
Shares sold	22,962	47,356	$ 244,913	$ 503,481
Reinvestment of distributions	3,982	1,858	42,276	19,780
Shares redeemed	(19,020)	(7,873)	(202,158)	(83,968)
Net increase (decrease)	7,924	41,341	$ 85,031	$ 439,293
Class L
Shares sold	-	9,416	$ -	$ 100,000
Reinvestment of distributions	620	183	6,560	1,966
Net increase (decrease)	620	9,599	$ 6,560	$ 101,966
Class N
Shares sold	-	9,416	$ -	$ 100,000
Reinvestment of distributions	593	176	6,294	1,891
Net increase (decrease)	593	9,592	$ 6,294	$ 101,891

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 30% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Income Opportunities Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Income Opportunities Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 28, 2015, the results of its operations for the year ended February 28, 2015, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Income Opportunities Fund of Funds's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 20, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in

Annual Report

Trustees and Officers - continued

Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present),Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer, and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Income Opportunities Fund of Funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived for capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class L	04/13/15	04/10/15	$0.095
Class N	04/13/15	04/10/15	$0.095

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2015, $67,677, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Income Opportunities Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract is in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Annual Report

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, its use of technology, and Strategic Advisers' approach to managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered Strategic Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Strategic Advisers and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2013, the total return of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Income Opportunities Fund of Funds

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the first quartile and that Class F had out-performed 80% of its peers for the one-year period ended December 31, 2013. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to Strategic Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board noted Strategic Advisers' 0.30% management fee waiver through April 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.80% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Income Opportunities Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2014.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each class were above the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2014. The Board considered that, in general, various factors can affect total expenses. The total expenses for retail class and Class L ranked below median when compared to a universe of no-load funds. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The total expenses of Class F ranked above the median primarily due to small fund size, which resulted in higher expenses than other funds in the peer group.

Annual Report

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board took into consideration that Strategic Advisers had agreed to waive 0.30% of its management fee through April 30, 2015 and the Board also took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure bears a reasonable relationship to the services rendered and that the fund's Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ODF-L-ODF-N-ANN-0415
1.9585963.101
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers® Core Income Multi-Manager Fund

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Life of fund A
Strategic Advisers® Core Income Multi-Manager Fund	4.83%	3.20%

A From June 19, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Multi-Manager Fund, a class of the fund, on June 19, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. taxable investment-grade bonds posted a positive return for the 12 months ending February 28, 2015, despite a late-period price decline driven by expectations of higher interest rates and inflation. The Barclays® U.S. Aggregate Bond Index rose 5.05%, significantly outperforming the negative return of international bonds, which struggled due to a surging U.S. dollar. For much of the period, investors in many parts of the world sought the perceived safe haven of U.S. bonds, due to economic weakness throughout much of Europe and parts of Asia. Longer-maturity bonds posted the biggest advance, as the yield curve flattened substantially. Among sectors within the Barclays index, investment-grade credit rose 6.50% amid demand for higher-quality assets with relatively high yields. Treasuries rose 4.40%, driven by a preference for conservative investments for much of the period. That proclivity changed somewhat in February, when investors snapped up riskier assets amid a rally in higher-yielding bonds, especially in the beaten-down energy and materials sectors. At period end, many investors continued to expect that the U.S. Federal Reserve will raise policy interest rates later this year for the first time since 2006.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Core Income Multi-Manager Fund: For the year, Strategic Advisers® Core Income Multi-Manager Fund (a class of the Fund) gained 4.83%, trailing the Barclays® U.S. Aggregate Bond Index. Relative to the benchmark, Prudential Short-Term Corporate Bond Fund detracted because its focus on short-term bonds caused it to lag the index during a period when longer-term bond yields declined and their prices rose. The performance of PIMCO Total Return Fund was dampened by an underweighting in longer-term U.S. Treasuries, which performed exceptionally well during the period. Additionally, PIMCO's holdings of Treasury Inflation-Protected Securities (TIPS) worked against its results as the asset class underperformed amid moderating inflation expectations. On the plus side, two funds from Western Asset Management - Core Bond Fund and Core Plus Bond Fund - collectively delivered the biggest relative contribution. These funds benefited from positions in corporate bonds, both high yield and investment grade, as well as solid selections among non-government-agency mortgage-backed securities and emerging-markets debt. They also were helped by holding longer-maturity bonds, giving these funds somewhat greater interest-rate sensitivity than that of the Barclays index at a time when longer-term interest-rate risk was rewarded. I added Prudential Total Return Bond Fund during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Core Income Multi-Manager	.23%
Actual		$ 1,000.00	$ 1,020.40	$ 1.15
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15
Class F	.23%
Actual		$ 1,000.00	$ 1,020.40	$ 1.15
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15
Class L	.23%
Actual		$ 1,000.00	$ 1,021.40	$ 1.15
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15
Class N	.48%
Actual		$ 1,000.00	$ 1,020.10	$ 2.40
HypotheticalA		$ 1,000.00	$ 1,022.41	$ 2.41

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
PIMCO Total Return Fund Institutional Class	19.8	23.5
Western Asset Core Plus Bond Fund - Class IS	13.5	13.2
Metropolitan West Total Return Bond Fund Class I	11.0	10.7
JPMorgan Core Bond Fund Select Class	8.5	8.8
Western Asset Core Bond Fund Class I	6.3	6.5
U.S. Treasury Obligations	5.9	6.1
DoubleLine Total Return Bond Fund Class I	5.4	5.3
Prudential Total Return Bond Fund Class Z	4.8	0.1
Prudential Short-Term Corporate Bond Fund Class Z	3.6	3.6
Fannie Mae	2.6	5.5
	81.4
Asset Allocation (% of fund's net assets)
As of February 28, 2015	As of August 31, 2014
Corporate Bonds 10.8%	Corporate Bonds 9.6%
U.S. Government and U.S. Government Agency Obligations 11.0%	U.S. Government and U.S. Government Agency Obligations 12.9%
Asset-Backed Securities 0.2%	Asset-Backed Securities 0.0%
CMOs and Other Mortgage Related Securities 1.9%	CMOs and Other Mortgage Related Securities 2.1%
Municipal Securities 0.3%	Municipal Securities 0.3%
Intermediate-Term Bond Funds 71.6%	Intermediate-Term Bond Funds 70.6%
Other Investments 0.1%	Other Investments 0.1%
Short-Term Funds 3.6%	Short-Term Funds 3.6%
Short-Term Investments and Net Other Assets (Liabilities) 0.5%	Short-Term Investments and Net Other Assets (Liabilities) 0.8%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.
Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds - 10.8%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.1%
Automobiles - 0.4%
General Motors Co.:
3.5% 10/2/18	$ 20,000	$ 20,600
6.25% 10/2/43	7,000	8,686
General Motors Financial Co., Inc.:
2.625% 7/10/17	20,000	20,254
3% 9/25/17	31,000	31,698
3.25% 5/15/18	10,000	10,213
3.5% 7/10/19	10,000	10,287
4.25% 5/15/23	10,000	10,475
4.375% 9/25/21	55,000	58,438
4.75% 8/15/17	15,000	15,904
		186,555
Diversified Consumer Services - 0.0%
Ingersoll-Rand Global Holding Co. Ltd. 4.25% 6/15/23	9,000	9,669
Media - 0.7%
COX Communications, Inc. 3.25% 12/15/22 (c)	4,000	4,039
Discovery Communications LLC 3.25% 4/1/23	2,000	1,983
NBCUniversal, Inc. 5.15% 4/30/20	100,000	115,075
Time Warner Cable, Inc.:
4% 9/1/21	118,000	125,035
5.85% 5/1/17	4,000	4,360
8.25% 4/1/19	17,000	20,762
Viacom, Inc. 4.25% 9/1/23	22,000	22,950
		294,204
TOTAL CONSUMER DISCRETIONARY		490,428
CONSUMER STAPLES - 0.4%
Beverages - 0.0%
Heineken NV 2.75% 4/1/23 (c)	5,000	4,925
Food & Staples Retailing - 0.1%
CVS Health Corp. 4% 12/5/23	8,000	8,678
Walgreens Boots Alliance, Inc.:
1.75% 11/17/17	3,000	3,030
2.7% 11/18/19	6,000	6,106
3.3% 11/18/21	7,000	7,202
3.8% 11/18/24	6,000	6,247
		31,263
Nonconvertible Bonds - continued
	Principal Amount	Value
CONSUMER STAPLES - continued
Food Products - 0.0%
ConAgra Foods, Inc.:
1.9% 1/25/18	$ 4,000	$ 3,994
3.2% 1/25/23	3,000	2,959
		6,953
Tobacco - 0.3%
Altria Group, Inc.:
2.85% 8/9/22	7,000	6,991
4% 1/31/24	6,000	6,427
4.75% 5/5/21	20,000	22,287
5.375% 1/31/44	10,000	11,843
9.7% 11/10/18	2,000	2,573
Reynolds American, Inc.:
3.25% 11/1/22	50,000	49,867
4.75% 11/1/42	8,000	8,124
6.15% 9/15/43	4,000	4,838
		112,950
TOTAL CONSUMER STAPLES		156,091
ENERGY - 1.3%
Energy Equipment & Services - 0.2%
DCP Midstream LLC 4.75% 9/30/21 (c)	100,000	94,518
Oil, Gas & Consumable Fuels - 1.1%
BP Capital Markets PLC:
3.535% 11/4/24	11,000	11,300
4.5% 10/1/20	4,000	4,418
DCP Midstream Operating LP:
2.5% 12/1/17	5,000	4,857
2.7% 4/1/19	4,000	3,780
3.875% 3/15/23	20,000	18,132
5.6% 4/1/44	10,000	8,656
El Paso Corp. 6.5% 9/15/20	8,000	9,230
Enable Midstream Partners LP:
2.4% 5/15/19 (c)	3,000	2,928
3.9% 5/15/24 (c)	3,000	2,943
Enterprise Products Operating LP:
2.55% 10/15/19	2,000	2,022
3.75% 2/15/25	7,000	7,278
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Kinder Morgan Holding Co. LLC:
3.05% 12/1/19	$ 8,000	$ 8,075
4.3% 6/1/25	20,000	20,894
MPLX LP 4% 2/15/25	2,000	2,029
Petrobras Global Finance BV:
5.625% 5/20/43	10,000	7,982
7.25% 3/17/44	61,000	55,140
Petroleos Mexicanos:
3.5% 7/23/20 (c)	10,000	10,180
5.5% 6/27/44	120,000	121,800
6.5% 6/2/41	15,000	16,911
Southwestern Energy Co.:
3.3% 1/23/18	4,000	4,056
4.05% 1/23/20	8,000	8,195
4.95% 1/23/25	71,000	72,958
Spectra Energy Partners, LP 2.95% 9/25/18	2,000	2,064
The Williams Companies, Inc.:
3.7% 1/15/23	3,000	2,805
4.55% 6/24/24	38,000	37,127
Western Gas Partners LP 5.375% 6/1/21	2,000	2,231
Williams Partners LP 4.3% 3/4/24	8,000	8,229
		456,220
TOTAL ENERGY		550,738
FINANCIALS - 6.2%
Banks - 1.7%
Bank of America Corp.:
2.6% 1/15/19	21,000	21,330
3.3% 1/11/23	69,000	69,958
4.1% 7/24/23	10,000	10,749
4.125% 1/22/24	100,000	106,233
4.25% 10/22/26	11,000	11,254
Citigroup, Inc.:
1.85% 11/24/17	21,000	21,037
4.05% 7/30/22	4,000	4,168
5.3% 5/6/44	21,000	23,492
5.5% 9/13/25	4,000	4,530
6.125% 5/15/18	31,000	34,953
Credit Suisse AG 6% 2/15/18	2,000	2,221
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Banks - continued
JPMorgan Chase & Co.:
2.35% 1/28/19	$ 4,000	$ 4,057
3.25% 9/23/22	22,000	22,498
3.875% 9/10/24	26,000	26,511
4.125% 12/15/26	31,000	31,817
4.25% 10/15/20	4,000	4,371
4.35% 8/15/21	4,000	4,375
4.5% 1/24/22	100,000	110,563
4.625% 5/10/21	4,000	4,445
4.95% 3/25/20	4,000	4,480
Marshall & Ilsley Bank 5% 1/17/17	1,000	1,058
Regions Financial Corp. 2% 5/15/18	10,000	9,942
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	100,000	105,920
6% 12/19/23	35,000	39,182
6.1% 6/10/23	13,000	14,575
6.125% 12/15/22	29,000	32,713
		726,432
Capital Markets - 1.4%
Affiliated Managers Group, Inc.:
3.5% 8/1/25	13,000	12,939
4.25% 2/15/24	4,000	4,226
Goldman Sachs Group, Inc.:
1.748% 9/15/17	30,000	29,910
2.625% 1/31/19	24,000	24,413
2.9% 7/19/18	29,000	29,850
5.75% 1/24/22	8,000	9,355
6.75% 10/1/37	190,000	246,038
Lazard Group LLC 4.25% 11/14/20	8,000	8,518
Morgan Stanley:
2.125% 4/25/18	15,000	15,110
2.375% 7/23/19	20,000	20,122
3.7% 10/23/24	18,000	18,583
3.75% 2/25/23	36,000	37,605
4.875% 11/1/22	147,000	159,707
5% 11/24/25	13,000	14,328
		630,704
Consumer Finance - 0.1%
Discover Financial Services 3.95% 11/6/24	7,000	7,136
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Consumer Finance - continued
General Electric Capital Corp.:
4.625% 1/7/21	$ 9,000	$ 10,138
4.65% 10/17/21	4,000	4,536
Hyundai Capital America:
1.875% 8/9/16 (c)	3,000	3,032
2.125% 10/2/17 (c)	4,000	4,035
Synchrony Financial:
1.875% 8/15/17	3,000	3,004
3% 8/15/19	4,000	4,068
3.75% 8/15/21	6,000	6,226
4.25% 8/15/24	6,000	6,289
		48,464
Insurance - 0.4%
American International Group, Inc.:
2.3% 7/16/19	5,000	5,060
5.6% 10/18/16	9,000	9,643
Hartford Financial Services Group, Inc. 5.125% 4/15/22	2,000	2,301
MetLife, Inc. 4.368% 9/15/23	8,000	8,885
Pacific LifeCorp:
5.125% 1/30/43 (c)	11,000	12,477
6% 2/10/20 (c)	2,000	2,262
Prudential Financial, Inc. 4.5% 11/16/21	100,000	110,688
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (c)	13,000	14,943
TIAA Asset Management Finance LLC:
2.95% 11/1/19 (c)	3,000	3,062
4.125% 11/1/24 (c)	4,000	4,225
		173,546
Real Estate Investment Trusts - 1.3%
Alexandria Real Estate Equities, Inc. 2.75% 1/15/20	2,000	1,996
American Campus Communities Operating Partnership LP 3.75% 4/15/23	3,000	3,032
AvalonBay Communities, Inc.:
3.625% 10/1/20	5,000	5,255
4.2% 12/15/23	20,000	21,400
Boston Properties, Inc. 3.85% 2/1/23	25,000	26,351
Camden Property Trust:
2.95% 12/15/22	4,000	3,944
4.25% 1/15/24	8,000	8,496
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
DDR Corp.:
3.5% 1/15/21	$ 140,000	$ 144,221
3.625% 2/1/25	5,000	5,002
4.75% 4/15/18	132,000	141,647
9.625% 3/15/16	3,000	3,255
Duke Realty LP:
3.625% 4/15/23	5,000	5,095
3.75% 12/1/24	4,000	4,098
3.875% 10/15/22	8,000	8,326
5.95% 2/15/17	100,000	108,232
Equity One, Inc. 3.75% 11/15/22	20,000	20,209
Government Properties Income Trust 3.75% 8/15/19	10,000	10,254
Health Care REIT, Inc.:
2.25% 3/15/18	5,000	5,041
4.7% 9/15/17	2,000	2,150
Highwoods/Forsyth LP 3.2% 6/15/21	6,000	6,078
Lexington Corporate Properties Trust 4.4% 6/15/24	4,000	4,142
Omega Healthcare Investors, Inc.:
4.5% 1/15/25 (c)	3,000	3,061
4.95% 4/1/24	3,000	3,207
Retail Opportunity Investments Partnership LP:
4% 12/15/24	2,000	2,045
5% 12/15/23	2,000	2,188
Weingarten Realty Investors 3.375% 10/15/22	2,000	1,987
WP Carey, Inc.:
4% 2/1/25	11,000	10,920
4.6% 4/1/24	20,000	20,736
		582,368
Real Estate Management & Development - 1.3%
BioMed Realty LP:
2.625% 5/1/19	6,000	6,028
4.25% 7/15/22	4,000	4,210
Brandywine Operating Partnership LP:
3.95% 2/15/23	10,000	10,133
4.1% 10/1/24	10,000	10,187
4.55% 10/1/29	10,000	10,386
4.95% 4/15/18	11,000	11,830
ERP Operating LP:
2.375% 7/1/19	7,000	7,046
4.625% 12/15/21	275,000	305,444
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Essex Portfolio LP 3.875% 5/1/24	$ 7,000	$ 7,331
Liberty Property LP:
3.375% 6/15/23	25,000	24,849
5.5% 12/15/16	100,000	107,051
Mack-Cali Realty LP:
2.5% 12/15/17	9,000	9,036
3.15% 5/15/23	12,000	10,919
Mid-America Apartments LP 4.3% 10/15/23	2,000	2,133
Tanger Properties LP:
3.75% 12/1/24	7,000	7,186
3.875% 12/1/23	4,000	4,147
Ventas Realty LP:
3.5% 2/1/25	3,000	3,025
4.375% 2/1/45	2,000	2,018
Ventas Realty LP/Ventas Capital Corp. 4% 4/30/19	3,000	3,202
		546,161
TOTAL FINANCIALS		2,707,675
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co.:
2.675% 12/15/19	3,000	3,068
4.685% 12/15/44	3,000	3,276
		6,344
Health Care Providers & Services - 0.1%
Express Scripts Holding Co. 4.75% 11/15/21	2,000	2,231
UnitedHealth Group, Inc.:
2.75% 2/15/23	2,000	2,022
2.875% 3/15/23	13,000	13,287
WellPoint, Inc. 3.3% 1/15/23	21,000	21,528
		39,068
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc. 4.15% 2/1/24	3,000	3,221
Pharmaceuticals - 0.0%
AbbVie, Inc. 1.75% 11/6/17	10,000	10,077
Nonconvertible Bonds - continued
	Principal Amount	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Watson Pharmaceuticals, Inc. 1.875% 10/1/17	$ 3,000	$ 2,995
Zoetis, Inc. 3.25% 2/1/23	4,000	3,984
		17,056
TOTAL HEALTH CARE		65,689
INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.125% 1/15/18	5,000	4,981
3.75% 2/1/22	11,000	11,170
3.875% 4/1/21	9,000	9,270
4.25% 9/15/24	9,000	9,270
		34,691
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Tyco Electronics Group SA 2.375% 12/17/18	2,000	2,025
MATERIALS - 0.2%
Metals & Mining - 0.2%
Alcoa, Inc. 5.125% 10/1/24	6,000	6,526
Barrick Gold Corp.:
3.85% 4/1/22	6,000	5,953
4.1% 5/1/23	66,000	65,707
Freeport-McMoRan, Inc. 3.875% 3/15/23	5,000	4,587
		82,773
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
AT&T, Inc. 5.55% 8/15/41	48,000	52,296
CenturyLink, Inc.:
5.15% 6/15/17	2,000	2,110
6% 4/1/17	2,000	2,140
6.15% 9/15/19	2,000	2,185
Embarq Corp. 7.082% 6/1/16	6,000	6,415
Verizon Communications, Inc.:
3.45% 3/15/21	28,000	29,149
4.5% 9/15/20	103,000	113,282
Nonconvertible Bonds - continued
	Principal Amount	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Verizon Communications, Inc.: - continued
5.012% 8/21/54 (c)	$ 74,000	$ 77,307
6.55% 9/15/43	76,000	100,005
		384,889
UTILITIES - 0.5%
Electric Utilities - 0.2%
American Electric Power Co., Inc. 2.95% 12/15/22	4,000	4,011
American Transmission Systems, Inc. 5% 9/1/44 (c)	4,000	4,584
Cleveland Electric Illuminating Co. 5.7% 4/1/17	3,000	3,218
Duke Energy Corp. 2.1% 6/15/18	5,000	5,089
FirstEnergy Corp.:
2.75% 3/15/18	22,000	22,424
4.25% 3/15/23	30,000	31,586
7.375% 11/15/31	5,000	6,380
PPL Capital Funding, Inc. 3.4% 6/1/23	6,000	6,188
		83,480
Multi-Utilities - 0.3%
Dominion Resources, Inc. 2.5566% 9/30/66 (d)	6,000	5,578
NiSource Finance Corp. 4.45% 12/1/21	100,000	108,523
Puget Energy, Inc.:
6% 9/1/21	13,000	15,454
6.5% 12/15/20	4,000	4,787
		134,342
TOTAL UTILITIES		217,822
TOTAL NONCONVERTIBLE BONDS (Cost $4,504,748)		4,692,821
U.S. Government and Government Agency Obligations - 5.9%

U.S. Treasury Inflation-Protected Obligations - 0.8%
U.S. Treasury Inflation Indexed Bonds 0.75% 2/15/45	180,000	183,629
U.S. Treasury Inflation-Indexed Bonds 1.375% 2/15/44	120,902	143,696
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		327,325
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value
U.S. Treasury Obligations - 5.1%
U.S. Treasury Notes:
0.5% 1/31/17	$ 82,000	$ 81,833
0.625% 12/31/16	460,000	460,359
0.875% 10/15/17	654,000	653,489
0.875% 11/15/17	590,000	588,986
0.875% 1/15/18	100,000	99,695
1% 12/15/17	333,000	333,416
TOTAL U.S. TREASURY OBLIGATIONS		2,217,778
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $2,538,230)		2,545,103
U.S. Government Agency - Mortgage Securities - 5.1%

Fannie Mae - 2.6%
2.5% 1/1/28	97,216	99,806
3% 7/1/43 to 9/1/43	277,995	283,664
4% 3/1/42 to 8/1/42	283,184	303,818
4.5% 3/1/41 to 1/1/42	132,269	144,390
5.5% 5/1/27 to 9/1/41	271,124	304,411
TOTAL FANNIE MAE		1,136,089
Freddie Mac - 1.1%
3% 2/1/43	87,612	89,792
3.5% 4/1/43 to 8/1/43	187,960	197,360
4% 2/1/41	93,379	100,141
4.5% 3/1/41 to 4/1/41	93,503	101,861
TOTAL FREDDIE MAC		489,154
Ginnie Mae - 1.4%
3% 1/20/45	99,990	102,826
3.5% 4/20/42 to 2/20/45	175,437	184,437
4% 11/20/40	78,884	84,742
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Ginnie Mae - continued
4.5% 5/20/41	$ 98,333	$ 107,050
5% 10/15/33	113,840	127,090
TOTAL GINNIE MAE		606,145
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $2,198,524)		2,231,388
Asset-Backed Securities - 0.2%

Capital Auto Receivables Asset Trust Series 2014-2 Class D, 2.81% 8/20/19	4,000	3,997
Santander Drive Auto Receivables Trust:
Series 2013-5 Class D, 2.73% 10/15/19	11,000	11,062
Series 2014-1 Class D, 2.91% 4/15/20	11,000	11,050
Series 2014-4:
Class C, 2.6% 11/16/20	6,000	6,033
Class D, 3.1% 11/16/20	10,000	10,024
Vericrest Opportunity Loan Trust Series 2014-NPL7 Class A1, 3.125% 8/27/57 (c)	40,850	40,855
TOTAL ASSET-BACKED SECURITIES (Cost $82,974)		83,021
Commercial Mortgage Securities - 1.9%

GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	98,500	104,357
Greenwich Capital Commercial Funding Corp. sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	120,000	127,198
GS Mortgage Securities Trust sequential payer Series 2006-GG8 Class A1A, 5.547% 11/10/39	6,554	6,945
JPMorgan Chase Commercial Mortgage Securities Trust sequential payer:
Series 2006-CB17 Class A4, 5.429% 12/12/43	9,607	10,089
Series 2007-CB18 Class A4, 5.44% 6/12/47	67,256	71,191
Series 2007-LD11 Class A4, 5.7953% 6/15/49 (d)	240,000	256,920
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 5.9055% 7/15/44 (d)	10,000	10,808
Merrill Lynch-CFC Commercial Mortgage Trust sequential payer Series 2006-4 Class A3, 5.172% 12/12/49 (d)	23,501	24,724
Commercial Mortgage Securities - continued
	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust sequential payer:
Series 2007-C30 Class A5, 5.342% 12/15/43	$ 170,000	$ 181,038
Series 2007-C31 Class A4, 5.509% 4/15/47	10,000	10,514
Series 2007-C33 Class A4, 5.9428% 2/15/51 (d)	23,874	25,454
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $855,305)		829,238
Municipal Securities - 0.3%

Chicago Gen. Oblig.:
(Taxable Proj.) Series 2012 B, 5.432% 1/1/42	5,000	4,653
6.314% 1/1/44	35,000	36,602
Illinois Gen. Oblig.:
Series 2003, 5.1% 6/1/33	65,000	65,599
Series 2010-1, 6.63% 2/1/35	5,000	5,634
Series 2010-3, 6.725% 4/1/35	5,000	5,676
Series 2011, 5.877% 3/1/19	5,000	5,540
Series 2013:
1.84% 12/1/16	5,000	5,003
3.6% 12/1/19	5,000	5,066
TOTAL MUNICIPAL SECURITIES (Cost $130,797)		133,773
Foreign Government and Government Agency Obligations - 0.1%

United Mexican States 3.5% 1/21/21 (Cost $49,507)	49,000	51,205
Fixed-Income Funds - 71.6%
	Shares
Intermediate-Term Bond Funds - 71.6%
DoubleLine Total Return Bond Fund Class I	212,812	2,345,191
Fidelity GNMA Fund (b)	84,162	982,171
JPMorgan Core Bond Fund Select Class	311,977	3,690,687
Metropolitan West Total Return Bond Fund Class I	435,907	4,786,260
PIMCO Total Return Fund Institutional Class	790,545	8,569,510
Prudential Total Return Bond Fund Class Z	142,904	2,084,971
Fixed-Income Funds - continued
	Shares	Value
Intermediate-Term Bond Funds - continued
Western Asset Core Bond Fund Class I	219,146	$ 2,730,559
Western Asset Core Plus Bond Fund - Class IS	495,707	5,844,389
TOTAL FIXED-INCOME FUNDS (Cost $30,980,856)		31,033,738
Short-Term Funds - 3.6%

Short-Term Funds - 3.6%
Prudential Short-Term Corporate Bond Fund Class Z (Cost $1,572,773)	137,196	1,546,193
Money Market Funds - 0.4%

SSgA U.S. Treasury Money Market Fund, 0% (a) (Cost $172,017)	172,017	172,017
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $43,085,731)		43,318,497
NET OTHER ASSETS (LIABILITIES) - 0.1%		41,606
NET ASSETS - 100%		$ 43,360,103
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $289,376 or 0.7% of net assets.

(d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity GNMA Fund	$ 1,027,394	$ 5,909	$ 71,698	$ 21,845	$ 982,171
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 4,692,821	$ -	$ 4,692,821	$ -
U.S. Government and Government Agency Obligations	2,545,103	-	2,545,103	-
U.S. Government Agency - Mortgage Securities	2,231,388	-	2,231,388	-
Asset-Backed Securities	83,021	-	83,021	-
Commercial Mortgage Securities	829,238	-	829,238	-
Municipal Securities	133,773	-	133,773	-
Foreign Government and Government Agency Obligations	51,205	-	51,205	-
Fixed-Income Funds	31,033,738	31,033,738	-	-
Short-Term Funds	1,546,193	1,546,193	-	-
Money Market Funds	172,017	172,017	-	-
Total Investments in Securities:	$ 43,318,497	$ 32,751,948	$ 10,566,549	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $42,091,128)	$ 42,336,326
Affiliated issuers (cost $994,603)	982,171
Total Investments (cost $43,085,731)		$ 43,318,497
Receivable for investments sold		18,797
Receivable for fund shares sold		64,673
Dividends receivable		1,125
Interest receivable		72,516
Prepaid expenses		24
Receivable from investment adviser for expense reductions		1,722
Other receivables		192
Total assets		43,477,546

Liabilities
Payable for investments purchased	$ 72,101
Accrued management fee	1,182
Distribution and service plan fees payable	22
Audit fee payable	37,773
Other affiliated payables	1,936
Other payables and accrued expenses	4,429
Total liabilities		117,443

Net Assets		$ 43,360,103
Net Assets consist of:
Paid in capital		$ 43,270,844
Undistributed net investment income		7,438
Accumulated undistributed net realized gain (loss) on investments		(150,945)
Net unrealized appreciation (depreciation) on investments		232,766
Net Assets		$ 43,360,103

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2015

Core Income Multi-Manager: Net Asset Value, offering price and redemption price per share ($40,564,013 ÷ 4,046,431 shares)	$ 10.02

Class F: Net Asset Value, offering price and redemption price per share ($2,582,507 ÷ 257,491 shares)	$ 10.03

Class L: Net Asset Value, offering price and redemption price per share ($106,963 ÷ 10,668 shares)	$ 10.03

Class N: Net Asset Value, offering price and redemption price per share ($106,620 ÷ 10,634 shares)	$ 10.03

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 896,361
Affiliated issuers		21,845
Interest		373,858
Total income		1,292,064

Expenses
Management fee	$ 138,747
Transfer agent fees	6,050
Distribution and service plan fees	260
Accounting fees and expenses	17,270
Custodian fees and expenses	14,747
Independent trustees' compensation	467
Registration fees	39,712
Audit	53,205
Legal	280
Miscellaneous	389
Total expenses before reductions	271,127
Expense reductions	(173,689)	97,438
Net investment income (loss)		1,194,626
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(106,252)
Affiliated issuers	(1,533)
Realized gain distributions from underlying funds:
Unaffiliated issuers	79,194
Total net realized gain (loss)		(28,591)
Change in net unrealized appreciation (depreciation) on investment securities		816,338
Net gain (loss)		787,747
Net increase (decrease) in net assets resulting from operations		$ 1,982,373

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,194,626	$ 1,065,787
Net realized gain (loss)	(28,591)	(103,047)
Change in net unrealized appreciation (depreciation)	816,338	(820,711)
Net increase (decrease) in net assets resulting from operations	1,982,373	142,029
Distributions to shareholders from net investment income	(1,200,873)	(1,042,035)
Distributions to shareholders from net realized gain	(12,719)	(139,252)
Total distributions	(1,213,592)	(1,181,287)
Share transactions - net increase (decrease)	(1,479,047)	2,863,094
Total increase (decrease) in net assets	(710,266)	1,823,836

Net Assets
Beginning of period	44,070,369	42,246,533
End of period (including undistributed net investment income of $7,438 and undistributed net investment income of $21,488, respectively)	$ 43,360,103	$ 44,070,369

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Core Income Multi-Manager

Years ended February 28,	2015	2014	2013E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.84	$ 10.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.285	.248	.201
Net realized and unrealized gain (loss)	.184	(.222)	.151
Total from investment operations	.469	.026	.352
Distributions from net investment income	(.286)	(.243)	(.197)
Distributions from net realized gain	(.003)	(.033)	(.065)
Total distributions	(.289)	(.276)	(.262)
Net asset value, end of period	$ 10.02	$ 9.84	$ 10.09
Total ReturnB, C	4.83%	.29%	3.54%
Ratios to Average Net Assets F
Expenses before reductions	.65%	.68%	.66%A
Expenses net of fee waivers, if any	.23%	.23%	.23%A
Expenses net of all reductions	.23%	.23%	.23%A
Net investment income (loss)	2.87%	2.53%	2.84%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,564	$ 42,471	$ 41,975
Portfolio turnover rateG	115%	87%	190% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 19, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2015	2014	2013E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.84	$ 10.10	$ 10.19
Income from Investment Operations
Net investment income (loss) D	.285	.245	.072
Net realized and unrealized gain (loss)	.194	(.229)	(.029)
Total from investment operations	.479	.016	.043
Distributions from net investment income	(.286)	(.243)	(.068)
Distributions from net realized gain	(.003)	(.033)	(.065)
Total distributions	(.289)	(.276)	(.133)
Net asset value, end of period	$ 10.03	$ 9.84	$ 10.10
Total ReturnB, C	4.94%	.19%	.43%
Ratios to Average Net Assets F
Expenses before reductions	.63%	.75%	.66%A
Expenses net of fee waivers, if any	.23%	.23%	.23%A
Expenses net of all reductions	.23%	.23%	.23%A
Net investment income (loss)	2.87%	2.53%	3.62%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,583	$ 1,396	$ 272
Portfolio turnover rateG	115%	87%	190% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended February 28,	2015	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.84	$ 9.72
Income from Investment Operations
Net investment income (loss) D	.285	.073
Net realized and unrealized gain (loss)	.194	.118 E
Total from investment operations	.479	.191
Distributions from net investment income	(.286)	(.068)
Distributions from net realized gain	(.003)	(.003)
Total distributions	(.289)	(.071)
Net asset value, end of period	$ 10.03	$ 9.84
Total ReturnB, C	4.93%	1.97%
Ratios to Average Net Assets G
Expenses before reductions	.65%	.82%A
Expenses net of fee waivers, if any	.23%	.23%A
Expenses net of all reductions	.23%	.23%A
Net investment income (loss)	2.87%	2.52%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107	$ 102
Portfolio turnover rateH	115%	87%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended February 28,	2015	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.84	$ 9.72
Income from Investment Operations
Net investment income (loss) D	.261	.066
Net realized and unrealized gain (loss)	.193	.118 E
Total from investment operations	.454	.184
Distributions from net investment income	(.261)	(.061)
Distributions from net realized gain	(.003)	(.003)
Total distributions	(.264)	(.064)
Net asset value, end of period	$ 10.03	$ 9.84
Total ReturnB, C	4.68%	1.90%
Ratios to Average Net Assets G
Expenses before reductions	.90%	1.07%A
Expenses net of fee waivers, if any	.48%	.48%A
Expenses net of all reductions	.48%	.48%A
Net investment income (loss)	2.62%	2.27%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107	$ 102
Portfolio turnover rateH	115%	87%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Strategic Advisers Core Income Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Core Income Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

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2. Significant Accounting Policies - continued

Investment Valuation - continued

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 701,376
Gross unrealized depreciation	(481,804)
Net unrealized appreciation (depreciation) on securities	$ 219,572

Tax Cost	$ 43,098,925

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,877
Capital loss carryforward	$ (136,001)
Net unrealized appreciation (depreciation) on securities and other investments	$ 219,572

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (89,204)
Long-term	(46,797)
Total capital loss carryforward	$ (136,001)

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 1,213,592	$ 1,055,230
Long-term Capital Gains	-	126,057
Total	$ 1,213,592	$ 1,181,287

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $12,534,334 and $13,777,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .65% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .33% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Prudential Investment Management, Inc. (Prudential) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Prudential has not been allocated any portion of the Fund's assets. Prudential in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 260	$ 260

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Income Multi-Manager	$ 6,020.02
Class L	15.01
Class N	15.01
	$ 6,050

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $63 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2016. During the period, this waiver reduced the Fund's management fee by $124,819.

The investment adviser has also contractually agreed to reimburse Core Income Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2016. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are

Annual Report

6. Expense Reductions - continued

excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Income Multi-Manager	.20%	$ 46,733
Class F	.20%	1,880
Class L	.20%	124
Class N	.45%	121

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $12.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014 A
From net investment income
Core Income Multi-Manager	$ 1,138,079	$ 1,026,379
Class F	57,055	14,326
Class L	3,000	703
Class N	2,739	627
Total	$ 1,200,873	$ 1,042,035
From net realized gain
Core Income Multi-Manager	$ 11,915	$ 138,071
Class F	740	1,119
Class L	32	31
Class N	32	31
Total	$ 12,719	$ 139,252

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014 A	2015	2014 A
Core Income Multi-Manager
Shares sold	178,582	93,505	$ 1,772,447	$ 914,665
Reinvestment of distributions	115,800	118,224	1,149,986	1,164,449
Shares redeemed	(563,747)	(54,643)	(5,557,087)	(536,480)
Net increase (decrease)	(269,365)	157,086	$ (2,634,654)	$ 1,542,634
Class F
Shares sold	133,544	148,217	$ 1,326,339	$ 1,444,141
Reinvestment of distributions	5,812	1,575	57,795	15,445
Shares redeemed	(23,647)	(34,936)	(234,330)	(340,518)
Net increase (decrease)	115,709	114,856	$ 1,149,804	$ 1,119,068
Class L
Shares sold	-	10,288	$ -	$ 100,000
Reinvestment of distributions	305	75	3,032	734
Shares redeemed	-	-	-	-
Net increase (decrease)	305	10,363	$ 3,032	$ 100,734
Class N
Shares sold	-	10,288	$ -	$ 100,000
Reinvestment of distributions	279	67	2,771	658
Shares redeeemed	-	-	-	-
Net increase (decrease)	279	10,355	$ 2,771	$ 100,658

A Share transactions for Class L and Class N are for the period November 13, 2013 (commencement of sale of shares) to February 28, 2014.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 90% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Income Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Income Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Income Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 21, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

A total of 10.46% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Pyramis Global Advisors, LLC (Pyramis) and Prudential Investment Management, Inc. (PIM) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Pyramis and PIM (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2013, the total return of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Core Income Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the third quartile and that Class F had under-performed 53% of its peers for the one-year period ended December 31, 2013. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.65% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.20%, 0.20%, and 0.45%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.20% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Core Income Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2014.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were below, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2014. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee.

Annual Report

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had agreed to waive 0.30% of its management fee through April 30, 2015 and also took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Pyramis Global Advisors, LLC

Prudential Investment
Management, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ACF-UANN-0415
1.941269.102

Strategic Advisers®
Core Income Multi-Manager Fund

Class F

Annual Report

February 28, 2015

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Life of fund A
Class F B	4.94%	3.23%

A From June 19, 2012.

B The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012, are those of Strategic Advisers® Core Income Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hyphothetically that $10,000 was invested in Strategic Advisers® Core Income Multi-Manager Fund - Class F on June 19, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period. See footnote B above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. taxable investment-grade bonds posted a positive return for the 12 months ending February 28, 2015, despite a late-period price decline driven by expectations of higher interest rates and inflation. The Barclays® U.S. Aggregate Bond Index rose 5.05%, significantly outperforming the negative return of international bonds, which struggled due to a surging U.S. dollar. For much of the period, investors in many parts of the world sought the perceived safe haven of U.S. bonds, due to economic weakness throughout much of Europe and parts of Asia. Longer-maturity bonds posted the biggest advance, as the yield curve flattened substantially. Among sectors within the Barclays index, investment-grade credit rose 6.50% amid demand for higher-quality assets with relatively high yields. Treasuries rose 4.40%, driven by a preference for conservative investments for much of the period. That proclivity changed somewhat in February, when investors snapped up riskier assets amid a rally in higher-yielding bonds, especially in the beaten-down energy and materials sectors. At period end, many investors continued to expect that the U.S. Federal Reserve will raise policy interest rates later this year for the first time since 2006.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Core Income Multi-Manager Fund: For the year, the Class F shares of Strategic Advisers® Core Income Multi-Manager Fund (the Fund) gained 4.94%, trailing the Barclays® U.S. Aggregate Bond Index. Relative to the benchmark, Prudential Short-Term Corporate Bond Fund detracted because its focus on short-term bonds caused it to lag the index during a period when longer-term bond yields declined and their prices rose. The performance of PIMCO Total Return Fund was dampened by an underweighting in longer-term U.S. Treasuries, which performed exceptionally well during the period. Additionally, PIMCO's holdings of Treasury Inflation-Protected Securities (TIPS) worked against its results as the asset class underperformed amid moderating inflation expectations. On the plus side, two funds from Western Asset Management - Core Bond Fund and Core Plus Bond Fund - collectively delivered the biggest relative contribution. These funds benefited from positions in corporate bonds, both high yield and investment grade, as well as solid selections among non-government-agency mortgage-backed securities and emerging-markets debt. They also were helped by holding longer-maturity bonds, giving these funds somewhat greater interest-rate sensitivity than that of the Barclays index at a time when longer-term interest-rate risk was rewarded. I added Prudential Total Return Bond Fund during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Core Income Multi-Manager	.23%
Actual		$ 1,000.00	$ 1,020.40	$ 1.15
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15
Class F	.23%
Actual		$ 1,000.00	$ 1,020.40	$ 1.15
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15
Class L	.23%
Actual		$ 1,000.00	$ 1,021.40	$ 1.15
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15
Class N	.48%
Actual		$ 1,000.00	$ 1,020.10	$ 2.40
HypotheticalA		$ 1,000.00	$ 1,022.41	$ 2.41

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
PIMCO Total Return Fund Institutional Class	19.8	23.5
Western Asset Core Plus Bond Fund - Class IS	13.5	13.2
Metropolitan West Total Return Bond Fund Class I	11.0	10.7
JPMorgan Core Bond Fund Select Class	8.5	8.8
Western Asset Core Bond Fund Class I	6.3	6.5
U.S. Treasury Obligations	5.9	6.1
DoubleLine Total Return Bond Fund Class I	5.4	5.3
Prudential Total Return Bond Fund Class Z	4.8	0.1
Prudential Short-Term Corporate Bond Fund Class Z	3.6	3.6
Fannie Mae	2.6	5.5
	81.4
Asset Allocation (% of fund's net assets)
As of February 28, 2015	As of August 31, 2014
Corporate Bonds 10.8%	Corporate Bonds 9.6%
U.S. Government and U.S. Government Agency Obligations 11.0%	U.S. Government and U.S. Government Agency Obligations 12.9%
Asset-Backed Securities 0.2%	Asset-Backed Securities 0.0%
CMOs and Other Mortgage Related Securities 1.9%	CMOs and Other Mortgage Related Securities 2.1%
Municipal Securities 0.3%	Municipal Securities 0.3%
Intermediate-Term Bond Funds 71.6%	Intermediate-Term Bond Funds 70.6%
Other Investments 0.1%	Other Investments 0.1%
Short-Term Funds 3.6%	Short-Term Funds 3.6%
Short-Term Investments and Net Other Assets (Liabilities) 0.5%	Short-Term Investments and Net Other Assets (Liabilities) 0.8%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.
Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds - 10.8%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.1%
Automobiles - 0.4%
General Motors Co.:
3.5% 10/2/18	$ 20,000	$ 20,600
6.25% 10/2/43	7,000	8,686
General Motors Financial Co., Inc.:
2.625% 7/10/17	20,000	20,254
3% 9/25/17	31,000	31,698
3.25% 5/15/18	10,000	10,213
3.5% 7/10/19	10,000	10,287
4.25% 5/15/23	10,000	10,475
4.375% 9/25/21	55,000	58,438
4.75% 8/15/17	15,000	15,904
		186,555
Diversified Consumer Services - 0.0%
Ingersoll-Rand Global Holding Co. Ltd. 4.25% 6/15/23	9,000	9,669
Media - 0.7%
COX Communications, Inc. 3.25% 12/15/22 (c)	4,000	4,039
Discovery Communications LLC 3.25% 4/1/23	2,000	1,983
NBCUniversal, Inc. 5.15% 4/30/20	100,000	115,075
Time Warner Cable, Inc.:
4% 9/1/21	118,000	125,035
5.85% 5/1/17	4,000	4,360
8.25% 4/1/19	17,000	20,762
Viacom, Inc. 4.25% 9/1/23	22,000	22,950
		294,204
TOTAL CONSUMER DISCRETIONARY		490,428
CONSUMER STAPLES - 0.4%
Beverages - 0.0%
Heineken NV 2.75% 4/1/23 (c)	5,000	4,925
Food & Staples Retailing - 0.1%
CVS Health Corp. 4% 12/5/23	8,000	8,678
Walgreens Boots Alliance, Inc.:
1.75% 11/17/17	3,000	3,030
2.7% 11/18/19	6,000	6,106
3.3% 11/18/21	7,000	7,202
3.8% 11/18/24	6,000	6,247
		31,263
Nonconvertible Bonds - continued
	Principal Amount	Value
CONSUMER STAPLES - continued
Food Products - 0.0%
ConAgra Foods, Inc.:
1.9% 1/25/18	$ 4,000	$ 3,994
3.2% 1/25/23	3,000	2,959
		6,953
Tobacco - 0.3%
Altria Group, Inc.:
2.85% 8/9/22	7,000	6,991
4% 1/31/24	6,000	6,427
4.75% 5/5/21	20,000	22,287
5.375% 1/31/44	10,000	11,843
9.7% 11/10/18	2,000	2,573
Reynolds American, Inc.:
3.25% 11/1/22	50,000	49,867
4.75% 11/1/42	8,000	8,124
6.15% 9/15/43	4,000	4,838
		112,950
TOTAL CONSUMER STAPLES		156,091
ENERGY - 1.3%
Energy Equipment & Services - 0.2%
DCP Midstream LLC 4.75% 9/30/21 (c)	100,000	94,518
Oil, Gas & Consumable Fuels - 1.1%
BP Capital Markets PLC:
3.535% 11/4/24	11,000	11,300
4.5% 10/1/20	4,000	4,418
DCP Midstream Operating LP:
2.5% 12/1/17	5,000	4,857
2.7% 4/1/19	4,000	3,780
3.875% 3/15/23	20,000	18,132
5.6% 4/1/44	10,000	8,656
El Paso Corp. 6.5% 9/15/20	8,000	9,230
Enable Midstream Partners LP:
2.4% 5/15/19 (c)	3,000	2,928
3.9% 5/15/24 (c)	3,000	2,943
Enterprise Products Operating LP:
2.55% 10/15/19	2,000	2,022
3.75% 2/15/25	7,000	7,278
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Kinder Morgan Holding Co. LLC:
3.05% 12/1/19	$ 8,000	$ 8,075
4.3% 6/1/25	20,000	20,894
MPLX LP 4% 2/15/25	2,000	2,029
Petrobras Global Finance BV:
5.625% 5/20/43	10,000	7,982
7.25% 3/17/44	61,000	55,140
Petroleos Mexicanos:
3.5% 7/23/20 (c)	10,000	10,180
5.5% 6/27/44	120,000	121,800
6.5% 6/2/41	15,000	16,911
Southwestern Energy Co.:
3.3% 1/23/18	4,000	4,056
4.05% 1/23/20	8,000	8,195
4.95% 1/23/25	71,000	72,958
Spectra Energy Partners, LP 2.95% 9/25/18	2,000	2,064
The Williams Companies, Inc.:
3.7% 1/15/23	3,000	2,805
4.55% 6/24/24	38,000	37,127
Western Gas Partners LP 5.375% 6/1/21	2,000	2,231
Williams Partners LP 4.3% 3/4/24	8,000	8,229
		456,220
TOTAL ENERGY		550,738
FINANCIALS - 6.2%
Banks - 1.7%
Bank of America Corp.:
2.6% 1/15/19	21,000	21,330
3.3% 1/11/23	69,000	69,958
4.1% 7/24/23	10,000	10,749
4.125% 1/22/24	100,000	106,233
4.25% 10/22/26	11,000	11,254
Citigroup, Inc.:
1.85% 11/24/17	21,000	21,037
4.05% 7/30/22	4,000	4,168
5.3% 5/6/44	21,000	23,492
5.5% 9/13/25	4,000	4,530
6.125% 5/15/18	31,000	34,953
Credit Suisse AG 6% 2/15/18	2,000	2,221
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Banks - continued
JPMorgan Chase & Co.:
2.35% 1/28/19	$ 4,000	$ 4,057
3.25% 9/23/22	22,000	22,498
3.875% 9/10/24	26,000	26,511
4.125% 12/15/26	31,000	31,817
4.25% 10/15/20	4,000	4,371
4.35% 8/15/21	4,000	4,375
4.5% 1/24/22	100,000	110,563
4.625% 5/10/21	4,000	4,445
4.95% 3/25/20	4,000	4,480
Marshall & Ilsley Bank 5% 1/17/17	1,000	1,058
Regions Financial Corp. 2% 5/15/18	10,000	9,942
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	100,000	105,920
6% 12/19/23	35,000	39,182
6.1% 6/10/23	13,000	14,575
6.125% 12/15/22	29,000	32,713
		726,432
Capital Markets - 1.4%
Affiliated Managers Group, Inc.:
3.5% 8/1/25	13,000	12,939
4.25% 2/15/24	4,000	4,226
Goldman Sachs Group, Inc.:
1.748% 9/15/17	30,000	29,910
2.625% 1/31/19	24,000	24,413
2.9% 7/19/18	29,000	29,850
5.75% 1/24/22	8,000	9,355
6.75% 10/1/37	190,000	246,038
Lazard Group LLC 4.25% 11/14/20	8,000	8,518
Morgan Stanley:
2.125% 4/25/18	15,000	15,110
2.375% 7/23/19	20,000	20,122
3.7% 10/23/24	18,000	18,583
3.75% 2/25/23	36,000	37,605
4.875% 11/1/22	147,000	159,707
5% 11/24/25	13,000	14,328
		630,704
Consumer Finance - 0.1%
Discover Financial Services 3.95% 11/6/24	7,000	7,136
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Consumer Finance - continued
General Electric Capital Corp.:
4.625% 1/7/21	$ 9,000	$ 10,138
4.65% 10/17/21	4,000	4,536
Hyundai Capital America:
1.875% 8/9/16 (c)	3,000	3,032
2.125% 10/2/17 (c)	4,000	4,035
Synchrony Financial:
1.875% 8/15/17	3,000	3,004
3% 8/15/19	4,000	4,068
3.75% 8/15/21	6,000	6,226
4.25% 8/15/24	6,000	6,289
		48,464
Insurance - 0.4%
American International Group, Inc.:
2.3% 7/16/19	5,000	5,060
5.6% 10/18/16	9,000	9,643
Hartford Financial Services Group, Inc. 5.125% 4/15/22	2,000	2,301
MetLife, Inc. 4.368% 9/15/23	8,000	8,885
Pacific LifeCorp:
5.125% 1/30/43 (c)	11,000	12,477
6% 2/10/20 (c)	2,000	2,262
Prudential Financial, Inc. 4.5% 11/16/21	100,000	110,688
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (c)	13,000	14,943
TIAA Asset Management Finance LLC:
2.95% 11/1/19 (c)	3,000	3,062
4.125% 11/1/24 (c)	4,000	4,225
		173,546
Real Estate Investment Trusts - 1.3%
Alexandria Real Estate Equities, Inc. 2.75% 1/15/20	2,000	1,996
American Campus Communities Operating Partnership LP 3.75% 4/15/23	3,000	3,032
AvalonBay Communities, Inc.:
3.625% 10/1/20	5,000	5,255
4.2% 12/15/23	20,000	21,400
Boston Properties, Inc. 3.85% 2/1/23	25,000	26,351
Camden Property Trust:
2.95% 12/15/22	4,000	3,944
4.25% 1/15/24	8,000	8,496
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
DDR Corp.:
3.5% 1/15/21	$ 140,000	$ 144,221
3.625% 2/1/25	5,000	5,002
4.75% 4/15/18	132,000	141,647
9.625% 3/15/16	3,000	3,255
Duke Realty LP:
3.625% 4/15/23	5,000	5,095
3.75% 12/1/24	4,000	4,098
3.875% 10/15/22	8,000	8,326
5.95% 2/15/17	100,000	108,232
Equity One, Inc. 3.75% 11/15/22	20,000	20,209
Government Properties Income Trust 3.75% 8/15/19	10,000	10,254
Health Care REIT, Inc.:
2.25% 3/15/18	5,000	5,041
4.7% 9/15/17	2,000	2,150
Highwoods/Forsyth LP 3.2% 6/15/21	6,000	6,078
Lexington Corporate Properties Trust 4.4% 6/15/24	4,000	4,142
Omega Healthcare Investors, Inc.:
4.5% 1/15/25 (c)	3,000	3,061
4.95% 4/1/24	3,000	3,207
Retail Opportunity Investments Partnership LP:
4% 12/15/24	2,000	2,045
5% 12/15/23	2,000	2,188
Weingarten Realty Investors 3.375% 10/15/22	2,000	1,987
WP Carey, Inc.:
4% 2/1/25	11,000	10,920
4.6% 4/1/24	20,000	20,736
		582,368
Real Estate Management & Development - 1.3%
BioMed Realty LP:
2.625% 5/1/19	6,000	6,028
4.25% 7/15/22	4,000	4,210
Brandywine Operating Partnership LP:
3.95% 2/15/23	10,000	10,133
4.1% 10/1/24	10,000	10,187
4.55% 10/1/29	10,000	10,386
4.95% 4/15/18	11,000	11,830
ERP Operating LP:
2.375% 7/1/19	7,000	7,046
4.625% 12/15/21	275,000	305,444
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Essex Portfolio LP 3.875% 5/1/24	$ 7,000	$ 7,331
Liberty Property LP:
3.375% 6/15/23	25,000	24,849
5.5% 12/15/16	100,000	107,051
Mack-Cali Realty LP:
2.5% 12/15/17	9,000	9,036
3.15% 5/15/23	12,000	10,919
Mid-America Apartments LP 4.3% 10/15/23	2,000	2,133
Tanger Properties LP:
3.75% 12/1/24	7,000	7,186
3.875% 12/1/23	4,000	4,147
Ventas Realty LP:
3.5% 2/1/25	3,000	3,025
4.375% 2/1/45	2,000	2,018
Ventas Realty LP/Ventas Capital Corp. 4% 4/30/19	3,000	3,202
		546,161
TOTAL FINANCIALS		2,707,675
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co.:
2.675% 12/15/19	3,000	3,068
4.685% 12/15/44	3,000	3,276
		6,344
Health Care Providers & Services - 0.1%
Express Scripts Holding Co. 4.75% 11/15/21	2,000	2,231
UnitedHealth Group, Inc.:
2.75% 2/15/23	2,000	2,022
2.875% 3/15/23	13,000	13,287
WellPoint, Inc. 3.3% 1/15/23	21,000	21,528
		39,068
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc. 4.15% 2/1/24	3,000	3,221
Pharmaceuticals - 0.0%
AbbVie, Inc. 1.75% 11/6/17	10,000	10,077
Nonconvertible Bonds - continued
	Principal Amount	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Watson Pharmaceuticals, Inc. 1.875% 10/1/17	$ 3,000	$ 2,995
Zoetis, Inc. 3.25% 2/1/23	4,000	3,984
		17,056
TOTAL HEALTH CARE		65,689
INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.125% 1/15/18	5,000	4,981
3.75% 2/1/22	11,000	11,170
3.875% 4/1/21	9,000	9,270
4.25% 9/15/24	9,000	9,270
		34,691
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Tyco Electronics Group SA 2.375% 12/17/18	2,000	2,025
MATERIALS - 0.2%
Metals & Mining - 0.2%
Alcoa, Inc. 5.125% 10/1/24	6,000	6,526
Barrick Gold Corp.:
3.85% 4/1/22	6,000	5,953
4.1% 5/1/23	66,000	65,707
Freeport-McMoRan, Inc. 3.875% 3/15/23	5,000	4,587
		82,773
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
AT&T, Inc. 5.55% 8/15/41	48,000	52,296
CenturyLink, Inc.:
5.15% 6/15/17	2,000	2,110
6% 4/1/17	2,000	2,140
6.15% 9/15/19	2,000	2,185
Embarq Corp. 7.082% 6/1/16	6,000	6,415
Verizon Communications, Inc.:
3.45% 3/15/21	28,000	29,149
4.5% 9/15/20	103,000	113,282
Nonconvertible Bonds - continued
	Principal Amount	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Verizon Communications, Inc.: - continued
5.012% 8/21/54 (c)	$ 74,000	$ 77,307
6.55% 9/15/43	76,000	100,005
		384,889
UTILITIES - 0.5%
Electric Utilities - 0.2%
American Electric Power Co., Inc. 2.95% 12/15/22	4,000	4,011
American Transmission Systems, Inc. 5% 9/1/44 (c)	4,000	4,584
Cleveland Electric Illuminating Co. 5.7% 4/1/17	3,000	3,218
Duke Energy Corp. 2.1% 6/15/18	5,000	5,089
FirstEnergy Corp.:
2.75% 3/15/18	22,000	22,424
4.25% 3/15/23	30,000	31,586
7.375% 11/15/31	5,000	6,380
PPL Capital Funding, Inc. 3.4% 6/1/23	6,000	6,188
		83,480
Multi-Utilities - 0.3%
Dominion Resources, Inc. 2.5566% 9/30/66 (d)	6,000	5,578
NiSource Finance Corp. 4.45% 12/1/21	100,000	108,523
Puget Energy, Inc.:
6% 9/1/21	13,000	15,454
6.5% 12/15/20	4,000	4,787
		134,342
TOTAL UTILITIES		217,822
TOTAL NONCONVERTIBLE BONDS (Cost $4,504,748)		4,692,821
U.S. Government and Government Agency Obligations - 5.9%

U.S. Treasury Inflation-Protected Obligations - 0.8%
U.S. Treasury Inflation Indexed Bonds 0.75% 2/15/45	180,000	183,629
U.S. Treasury Inflation-Indexed Bonds 1.375% 2/15/44	120,902	143,696
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		327,325
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value
U.S. Treasury Obligations - 5.1%
U.S. Treasury Notes:
0.5% 1/31/17	$ 82,000	$ 81,833
0.625% 12/31/16	460,000	460,359
0.875% 10/15/17	654,000	653,489
0.875% 11/15/17	590,000	588,986
0.875% 1/15/18	100,000	99,695
1% 12/15/17	333,000	333,416
TOTAL U.S. TREASURY OBLIGATIONS		2,217,778
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $2,538,230)		2,545,103
U.S. Government Agency - Mortgage Securities - 5.1%

Fannie Mae - 2.6%
2.5% 1/1/28	97,216	99,806
3% 7/1/43 to 9/1/43	277,995	283,664
4% 3/1/42 to 8/1/42	283,184	303,818
4.5% 3/1/41 to 1/1/42	132,269	144,390
5.5% 5/1/27 to 9/1/41	271,124	304,411
TOTAL FANNIE MAE		1,136,089
Freddie Mac - 1.1%
3% 2/1/43	87,612	89,792
3.5% 4/1/43 to 8/1/43	187,960	197,360
4% 2/1/41	93,379	100,141
4.5% 3/1/41 to 4/1/41	93,503	101,861
TOTAL FREDDIE MAC		489,154
Ginnie Mae - 1.4%
3% 1/20/45	99,990	102,826
3.5% 4/20/42 to 2/20/45	175,437	184,437
4% 11/20/40	78,884	84,742
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Ginnie Mae - continued
4.5% 5/20/41	$ 98,333	$ 107,050
5% 10/15/33	113,840	127,090
TOTAL GINNIE MAE		606,145
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $2,198,524)		2,231,388
Asset-Backed Securities - 0.2%

Capital Auto Receivables Asset Trust Series 2014-2 Class D, 2.81% 8/20/19	4,000	3,997
Santander Drive Auto Receivables Trust:
Series 2013-5 Class D, 2.73% 10/15/19	11,000	11,062
Series 2014-1 Class D, 2.91% 4/15/20	11,000	11,050
Series 2014-4:
Class C, 2.6% 11/16/20	6,000	6,033
Class D, 3.1% 11/16/20	10,000	10,024
Vericrest Opportunity Loan Trust Series 2014-NPL7 Class A1, 3.125% 8/27/57 (c)	40,850	40,855
TOTAL ASSET-BACKED SECURITIES (Cost $82,974)		83,021
Commercial Mortgage Securities - 1.9%

GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	98,500	104,357
Greenwich Capital Commercial Funding Corp. sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	120,000	127,198
GS Mortgage Securities Trust sequential payer Series 2006-GG8 Class A1A, 5.547% 11/10/39	6,554	6,945
JPMorgan Chase Commercial Mortgage Securities Trust sequential payer:
Series 2006-CB17 Class A4, 5.429% 12/12/43	9,607	10,089
Series 2007-CB18 Class A4, 5.44% 6/12/47	67,256	71,191
Series 2007-LD11 Class A4, 5.7953% 6/15/49 (d)	240,000	256,920
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 5.9055% 7/15/44 (d)	10,000	10,808
Merrill Lynch-CFC Commercial Mortgage Trust sequential payer Series 2006-4 Class A3, 5.172% 12/12/49 (d)	23,501	24,724
Commercial Mortgage Securities - continued
	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust sequential payer:
Series 2007-C30 Class A5, 5.342% 12/15/43	$ 170,000	$ 181,038
Series 2007-C31 Class A4, 5.509% 4/15/47	10,000	10,514
Series 2007-C33 Class A4, 5.9428% 2/15/51 (d)	23,874	25,454
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $855,305)		829,238
Municipal Securities - 0.3%

Chicago Gen. Oblig.:
(Taxable Proj.) Series 2012 B, 5.432% 1/1/42	5,000	4,653
6.314% 1/1/44	35,000	36,602
Illinois Gen. Oblig.:
Series 2003, 5.1% 6/1/33	65,000	65,599
Series 2010-1, 6.63% 2/1/35	5,000	5,634
Series 2010-3, 6.725% 4/1/35	5,000	5,676
Series 2011, 5.877% 3/1/19	5,000	5,540
Series 2013:
1.84% 12/1/16	5,000	5,003
3.6% 12/1/19	5,000	5,066
TOTAL MUNICIPAL SECURITIES (Cost $130,797)		133,773
Foreign Government and Government Agency Obligations - 0.1%

United Mexican States 3.5% 1/21/21 (Cost $49,507)	49,000	51,205
Fixed-Income Funds - 71.6%
	Shares
Intermediate-Term Bond Funds - 71.6%
DoubleLine Total Return Bond Fund Class I	212,812	2,345,191
Fidelity GNMA Fund (b)	84,162	982,171
JPMorgan Core Bond Fund Select Class	311,977	3,690,687
Metropolitan West Total Return Bond Fund Class I	435,907	4,786,260
PIMCO Total Return Fund Institutional Class	790,545	8,569,510
Prudential Total Return Bond Fund Class Z	142,904	2,084,971
Fixed-Income Funds - continued
	Shares	Value
Intermediate-Term Bond Funds - continued
Western Asset Core Bond Fund Class I	219,146	$ 2,730,559
Western Asset Core Plus Bond Fund - Class IS	495,707	5,844,389
TOTAL FIXED-INCOME FUNDS (Cost $30,980,856)		31,033,738
Short-Term Funds - 3.6%

Short-Term Funds - 3.6%
Prudential Short-Term Corporate Bond Fund Class Z (Cost $1,572,773)	137,196	1,546,193
Money Market Funds - 0.4%

SSgA U.S. Treasury Money Market Fund, 0% (a) (Cost $172,017)	172,017	172,017
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $43,085,731)		43,318,497
NET OTHER ASSETS (LIABILITIES) - 0.1%		41,606
NET ASSETS - 100%		$ 43,360,103
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $289,376 or 0.7% of net assets.

(d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity GNMA Fund	$ 1,027,394	$ 5,909	$ 71,698	$ 21,845	$ 982,171
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 4,692,821	$ -	$ 4,692,821	$ -
U.S. Government and Government Agency Obligations	2,545,103	-	2,545,103	-
U.S. Government Agency - Mortgage Securities	2,231,388	-	2,231,388	-
Asset-Backed Securities	83,021	-	83,021	-
Commercial Mortgage Securities	829,238	-	829,238	-
Municipal Securities	133,773	-	133,773	-
Foreign Government and Government Agency Obligations	51,205	-	51,205	-
Fixed-Income Funds	31,033,738	31,033,738	-	-
Short-Term Funds	1,546,193	1,546,193	-	-
Money Market Funds	172,017	172,017	-	-
Total Investments in Securities:	$ 43,318,497	$ 32,751,948	$ 10,566,549	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $42,091,128)	$ 42,336,326
Affiliated issuers (cost $994,603)	982,171
Total Investments (cost $43,085,731)		$ 43,318,497
Receivable for investments sold		18,797
Receivable for fund shares sold		64,673
Dividends receivable		1,125
Interest receivable		72,516
Prepaid expenses		24
Receivable from investment adviser for expense reductions		1,722
Other receivables		192
Total assets		43,477,546

Liabilities
Payable for investments purchased	$ 72,101
Accrued management fee	1,182
Distribution and service plan fees payable	22
Audit fee payable	37,773
Other affiliated payables	1,936
Other payables and accrued expenses	4,429
Total liabilities		117,443

Net Assets		$ 43,360,103
Net Assets consist of:
Paid in capital		$ 43,270,844
Undistributed net investment income		7,438
Accumulated undistributed net realized gain (loss) on investments		(150,945)
Net unrealized appreciation (depreciation) on investments		232,766
Net Assets		$ 43,360,103

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2015

Core Income Multi-Manager: Net Asset Value, offering price and redemption price per share ($40,564,013 ÷ 4,046,431 shares)	$ 10.02

Class F: Net Asset Value, offering price and redemption price per share ($2,582,507 ÷ 257,491 shares)	$ 10.03

Class L: Net Asset Value, offering price and redemption price per share ($106,963 ÷ 10,668 shares)	$ 10.03

Class N: Net Asset Value, offering price and redemption price per share ($106,620 ÷ 10,634 shares)	$ 10.03

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 896,361
Affiliated issuers		21,845
Interest		373,858
Total income		1,292,064

Expenses
Management fee	$ 138,747
Transfer agent fees	6,050
Distribution and service plan fees	260
Accounting fees and expenses	17,270
Custodian fees and expenses	14,747
Independent trustees' compensation	467
Registration fees	39,712
Audit	53,205
Legal	280
Miscellaneous	389
Total expenses before reductions	271,127
Expense reductions	(173,689)	97,438
Net investment income (loss)		1,194,626
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(106,252)
Affiliated issuers	(1,533)
Realized gain distributions from underlying funds:
Unaffiliated issuers	79,194
Total net realized gain (loss)		(28,591)
Change in net unrealized appreciation (depreciation) on investment securities		816,338
Net gain (loss)		787,747
Net increase (decrease) in net assets resulting from operations		$ 1,982,373

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,194,626	$ 1,065,787
Net realized gain (loss)	(28,591)	(103,047)
Change in net unrealized appreciation (depreciation)	816,338	(820,711)
Net increase (decrease) in net assets resulting from operations	1,982,373	142,029
Distributions to shareholders from net investment income	(1,200,873)	(1,042,035)
Distributions to shareholders from net realized gain	(12,719)	(139,252)
Total distributions	(1,213,592)	(1,181,287)
Share transactions - net increase (decrease)	(1,479,047)	2,863,094
Total increase (decrease) in net assets	(710,266)	1,823,836

Net Assets
Beginning of period	44,070,369	42,246,533
End of period (including undistributed net investment income of $7,438 and undistributed net investment income of $21,488, respectively)	$ 43,360,103	$ 44,070,369

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Core Income Multi-Manager

Years ended February 28,	2015	2014	2013E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.84	$ 10.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.285	.248	.201
Net realized and unrealized gain (loss)	.184	(.222)	.151
Total from investment operations	.469	.026	.352
Distributions from net investment income	(.286)	(.243)	(.197)
Distributions from net realized gain	(.003)	(.033)	(.065)
Total distributions	(.289)	(.276)	(.262)
Net asset value, end of period	$ 10.02	$ 9.84	$ 10.09
Total ReturnB, C	4.83%	.29%	3.54%
Ratios to Average Net Assets F
Expenses before reductions	.65%	.68%	.66%A
Expenses net of fee waivers, if any	.23%	.23%	.23%A
Expenses net of all reductions	.23%	.23%	.23%A
Net investment income (loss)	2.87%	2.53%	2.84%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,564	$ 42,471	$ 41,975
Portfolio turnover rateG	115%	87%	190% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 19, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2015	2014	2013E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.84	$ 10.10	$ 10.19
Income from Investment Operations
Net investment income (loss) D	.285	.245	.072
Net realized and unrealized gain (loss)	.194	(.229)	(.029)
Total from investment operations	.479	.016	.043
Distributions from net investment income	(.286)	(.243)	(.068)
Distributions from net realized gain	(.003)	(.033)	(.065)
Total distributions	(.289)	(.276)	(.133)
Net asset value, end of period	$ 10.03	$ 9.84	$ 10.10
Total ReturnB, C	4.94%	.19%	.43%
Ratios to Average Net Assets F
Expenses before reductions	.63%	.75%	.66%A
Expenses net of fee waivers, if any	.23%	.23%	.23%A
Expenses net of all reductions	.23%	.23%	.23%A
Net investment income (loss)	2.87%	2.53%	3.62%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,583	$ 1,396	$ 272
Portfolio turnover rateG	115%	87%	190% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended February 28,	2015	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.84	$ 9.72
Income from Investment Operations
Net investment income (loss) D	.285	.073
Net realized and unrealized gain (loss)	.194	.118 E
Total from investment operations	.479	.191
Distributions from net investment income	(.286)	(.068)
Distributions from net realized gain	(.003)	(.003)
Total distributions	(.289)	(.071)
Net asset value, end of period	$ 10.03	$ 9.84
Total ReturnB, C	4.93%	1.97%
Ratios to Average Net Assets G
Expenses before reductions	.65%	.82%A
Expenses net of fee waivers, if any	.23%	.23%A
Expenses net of all reductions	.23%	.23%A
Net investment income (loss)	2.87%	2.52%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107	$ 102
Portfolio turnover rateH	115%	87%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended February 28,	2015	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.84	$ 9.72
Income from Investment Operations
Net investment income (loss) D	.261	.066
Net realized and unrealized gain (loss)	.193	.118 E
Total from investment operations	.454	.184
Distributions from net investment income	(.261)	(.061)
Distributions from net realized gain	(.003)	(.003)
Total distributions	(.264)	(.064)
Net asset value, end of period	$ 10.03	$ 9.84
Total ReturnB, C	4.68%	1.90%
Ratios to Average Net Assets G
Expenses before reductions	.90%	1.07%A
Expenses net of fee waivers, if any	.48%	.48%A
Expenses net of all reductions	.48%	.48%A
Net investment income (loss)	2.62%	2.27%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107	$ 102
Portfolio turnover rateH	115%	87%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Strategic Advisers Core Income Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Core Income Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

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2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 701,376
Gross unrealized depreciation	(481,804)
Net unrealized appreciation (depreciation) on securities	$ 219,572

Tax Cost	$ 43,098,925

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,877
Capital loss carryforward	$ (136,001)
Net unrealized appreciation (depreciation) on securities and other investments	$ 219,572

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (89,204)
Long-term	(46,797)
Total capital loss carryforward	$ (136,001)

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 1,213,592	$ 1,055,230
Long-term Capital Gains	-	126,057
Total	$ 1,213,592	$ 1,181,287

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $12,534,334 and $13,777,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly

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4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .65% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .33% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Prudential Investment Management, Inc. (Prudential) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Prudential has not been allocated any portion of the Fund's assets. Prudential in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 260	$ 260

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives

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Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Income Multi-Manager	$ 6,020.02
Class L	15.01
Class N	15.01
	$ 6,050

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $63 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2016. During the period, this waiver reduced the Fund's management fee by $124,819.

The investment adviser has also contractually agreed to reimburse Core Income Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2016. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are

Annual Report

6. Expense Reductions - continued

excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Income Multi-Manager	.20%	$ 46,733
Class F	.20%	1,880
Class L	.20%	124
Class N	.45%	121

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $12.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014 A
From net investment income
Core Income Multi-Manager	$ 1,138,079	$ 1,026,379
Class F	57,055	14,326
Class L	3,000	703
Class N	2,739	627
Total	$ 1,200,873	$ 1,042,035
From net realized gain
Core Income Multi-Manager	$ 11,915	$ 138,071
Class F	740	1,119
Class L	32	31
Class N	32	31
Total	$ 12,719	$ 139,252

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014 A	2015	2014 A
Core Income Multi-Manager
Shares sold	178,582	93,505	$ 1,772,447	$ 914,665
Reinvestment of distributions	115,800	118,224	1,149,986	1,164,449
Shares redeemed	(563,747)	(54,643)	(5,557,087)	(536,480)
Net increase (decrease)	(269,365)	157,086	$ (2,634,654)	$ 1,542,634
Class F
Shares sold	133,544	148,217	$ 1,326,339	$ 1,444,141
Reinvestment of distributions	5,812	1,575	57,795	15,445
Shares redeemed	(23,647)	(34,936)	(234,330)	(340,518)
Net increase (decrease)	115,709	114,856	$ 1,149,804	$ 1,119,068
Class L
Shares sold	-	10,288	$ -	$ 100,000
Reinvestment of distributions	305	75	3,032	734
Shares redeemed	-	-	-	-
Net increase (decrease)	305	10,363	$ 3,032	$ 100,734
Class N
Shares sold	-	10,288	$ -	$ 100,000
Reinvestment of distributions	279	67	2,771	658
Shares redeeemed	-	-	-	-
Net increase (decrease)	279	10,355	$ 2,771	$ 100,658

A Share transactions for Class L and Class N are for the period November 13, 2013 (commencement of sale of shares) to February 28, 2014.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 90% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Income Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Income Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Income Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 21, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

A total of 10.46% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Pyramis Global Advisors, LLC (Pyramis) and Prudential Investment Management, Inc. (PIM) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Pyramis and PIM (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2013, the total return of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Core Income Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the third quartile and that Class F had under-performed 53% of its peers for the one-year period ended December 31, 2013. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.65% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.20%, 0.20%, and 0.45%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.20% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Core Income Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2014.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were below, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2014. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee.

Annual Report

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had agreed to waive 0.30% of its management fee through April 30, 2015 and also took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Pyramis Global Advisors, LLC

Prudential Investment
Management, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ACF-F-ANN-0415
1.951464.102

Strategic Advisers® Core Income Multi-Manager Fund - Class L and Class N

Annual Report

February 28, 2015

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Life of fundA
Class L B	4.93%	3.23%
Class N C	4.68%	3.11%

A From June 19, 2012.

B The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Core Income Multi-Manager Fund, the original class of the fund.

C Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers Core Income Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Multi-Manager Fund - Class L on June 19, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period. See footnote B on the previous page for additional information regarding the performance of Class L.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. taxable investment-grade bonds posted a positive return for the 12 months ending February 28, 2015, despite a late-period price decline driven by expectations of higher interest rates and inflation. The Barclays® U.S. Aggregate Bond Index rose 5.05%, significantly outperforming the negative return of international bonds, which struggled due to a surging U.S. dollar. For much of the period, investors in many parts of the world sought the perceived safe haven of U.S. bonds, due to economic weakness throughout much of Europe and parts of Asia. Longer-maturity bonds posted the biggest advance, as the yield curve flattened substantially. Among sectors within the Barclays index, investment-grade credit rose 6.50% amid demand for higher-quality assets with relatively high yields. Treasuries rose 4.40%, driven by a preference for conservative investments for much of the period. That proclivity changed somewhat in February, when investors snapped up riskier assets amid a rally in higher-yielding bonds, especially in the beaten-down energy and materials sectors. At period end, many investors continued to expect that the U.S. Federal Reserve will raise policy interest rates later this year for the first time since 2006.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Core Income Multi-Manager Fund: For the year, the Class L and Class N shares of Strategic Advisers® Core Income Multi-Manager Fund (the Fund) gained 4.93% and 4.68%, respectively, trailing the Barclays® U.S. Aggregate Bond Index. Relative to the benchmark, Prudential Short-Term Corporate Bond Fund detracted because its focus on short-term bonds caused it to lag the index during a period when longer-term bond yields declined and their prices rose. The performance of PIMCO Total Return Fund was dampened by an underweighting in longer-term U.S. Treasuries, which performed exceptionally well during the period. Additionally, PIMCO's holdings of Treasury Inflation-Protected Securities (TIPS) worked against its results as the asset class underperformed amid moderating inflation expectations. On the plus side, two funds from Western Asset Management - Core Bond Fund and Core Plus Bond Fund - collectively delivered the biggest relative contribution. These funds benefited from positions in corporate bonds, both high yield and investment grade, as well as solid selections among non-government-agency mortgage-backed securities and emerging-markets debt. They also were helped by holding longer-maturity bonds, giving these funds somewhat greater interest-rate sensitivity than that of the Barclays index at a time when longer-term interest-rate risk was rewarded. I added Prudential Total Return Bond Fund during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Core Income Multi-Manager	.23%
Actual		$ 1,000.00	$ 1,020.40	$ 1.15
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15
Class F	.23%
Actual		$ 1,000.00	$ 1,020.40	$ 1.15
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15
Class L	.23%
Actual		$ 1,000.00	$ 1,021.40	$ 1.15
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15
Class N	.48%
Actual		$ 1,000.00	$ 1,020.10	$ 2.40
HypotheticalA		$ 1,000.00	$ 1,022.41	$ 2.41

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
PIMCO Total Return Fund Institutional Class	19.8	23.5
Western Asset Core Plus Bond Fund - Class IS	13.5	13.2
Metropolitan West Total Return Bond Fund Class I	11.0	10.7
JPMorgan Core Bond Fund Select Class	8.5	8.8
Western Asset Core Bond Fund Class I	6.3	6.5
U.S. Treasury Obligations	5.9	6.1
DoubleLine Total Return Bond Fund Class I	5.4	5.3
Prudential Total Return Bond Fund Class Z	4.8	0.1
Prudential Short-Term Corporate Bond Fund Class Z	3.6	3.6
Fannie Mae	2.6	5.5
	81.4
Asset Allocation (% of fund's net assets)
As of February 28, 2015	As of August 31, 2014
Corporate Bonds 10.8%	Corporate Bonds 9.6%
U.S. Government and U.S. Government Agency Obligations 11.0%	U.S. Government and U.S. Government Agency Obligations 12.9%
Asset-Backed Securities 0.2%	Asset-Backed Securities 0.0%
CMOs and Other Mortgage Related Securities 1.9%	CMOs and Other Mortgage Related Securities 2.1%
Municipal Securities 0.3%	Municipal Securities 0.3%
Intermediate-Term Bond Funds 71.6%	Intermediate-Term Bond Funds 70.6%
Other Investments 0.1%	Other Investments 0.1%
Short-Term Funds 3.6%	Short-Term Funds 3.6%
Short-Term Investments and Net Other Assets (Liabilities) 0.5%	Short-Term Investments and Net Other Assets (Liabilities) 0.8%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.
Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds - 10.8%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.1%
Automobiles - 0.4%
General Motors Co.:
3.5% 10/2/18	$ 20,000	$ 20,600
6.25% 10/2/43	7,000	8,686
General Motors Financial Co., Inc.:
2.625% 7/10/17	20,000	20,254
3% 9/25/17	31,000	31,698
3.25% 5/15/18	10,000	10,213
3.5% 7/10/19	10,000	10,287
4.25% 5/15/23	10,000	10,475
4.375% 9/25/21	55,000	58,438
4.75% 8/15/17	15,000	15,904
		186,555
Diversified Consumer Services - 0.0%
Ingersoll-Rand Global Holding Co. Ltd. 4.25% 6/15/23	9,000	9,669
Media - 0.7%
COX Communications, Inc. 3.25% 12/15/22 (c)	4,000	4,039
Discovery Communications LLC 3.25% 4/1/23	2,000	1,983
NBCUniversal, Inc. 5.15% 4/30/20	100,000	115,075
Time Warner Cable, Inc.:
4% 9/1/21	118,000	125,035
5.85% 5/1/17	4,000	4,360
8.25% 4/1/19	17,000	20,762
Viacom, Inc. 4.25% 9/1/23	22,000	22,950
		294,204
TOTAL CONSUMER DISCRETIONARY		490,428
CONSUMER STAPLES - 0.4%
Beverages - 0.0%
Heineken NV 2.75% 4/1/23 (c)	5,000	4,925
Food & Staples Retailing - 0.1%
CVS Health Corp. 4% 12/5/23	8,000	8,678
Walgreens Boots Alliance, Inc.:
1.75% 11/17/17	3,000	3,030
2.7% 11/18/19	6,000	6,106
3.3% 11/18/21	7,000	7,202
3.8% 11/18/24	6,000	6,247
		31,263
Nonconvertible Bonds - continued
	Principal Amount	Value
CONSUMER STAPLES - continued
Food Products - 0.0%
ConAgra Foods, Inc.:
1.9% 1/25/18	$ 4,000	$ 3,994
3.2% 1/25/23	3,000	2,959
		6,953
Tobacco - 0.3%
Altria Group, Inc.:
2.85% 8/9/22	7,000	6,991
4% 1/31/24	6,000	6,427
4.75% 5/5/21	20,000	22,287
5.375% 1/31/44	10,000	11,843
9.7% 11/10/18	2,000	2,573
Reynolds American, Inc.:
3.25% 11/1/22	50,000	49,867
4.75% 11/1/42	8,000	8,124
6.15% 9/15/43	4,000	4,838
		112,950
TOTAL CONSUMER STAPLES		156,091
ENERGY - 1.3%
Energy Equipment & Services - 0.2%
DCP Midstream LLC 4.75% 9/30/21 (c)	100,000	94,518
Oil, Gas & Consumable Fuels - 1.1%
BP Capital Markets PLC:
3.535% 11/4/24	11,000	11,300
4.5% 10/1/20	4,000	4,418
DCP Midstream Operating LP:
2.5% 12/1/17	5,000	4,857
2.7% 4/1/19	4,000	3,780
3.875% 3/15/23	20,000	18,132
5.6% 4/1/44	10,000	8,656
El Paso Corp. 6.5% 9/15/20	8,000	9,230
Enable Midstream Partners LP:
2.4% 5/15/19 (c)	3,000	2,928
3.9% 5/15/24 (c)	3,000	2,943
Enterprise Products Operating LP:
2.55% 10/15/19	2,000	2,022
3.75% 2/15/25	7,000	7,278
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Kinder Morgan Holding Co. LLC:
3.05% 12/1/19	$ 8,000	$ 8,075
4.3% 6/1/25	20,000	20,894
MPLX LP 4% 2/15/25	2,000	2,029
Petrobras Global Finance BV:
5.625% 5/20/43	10,000	7,982
7.25% 3/17/44	61,000	55,140
Petroleos Mexicanos:
3.5% 7/23/20 (c)	10,000	10,180
5.5% 6/27/44	120,000	121,800
6.5% 6/2/41	15,000	16,911
Southwestern Energy Co.:
3.3% 1/23/18	4,000	4,056
4.05% 1/23/20	8,000	8,195
4.95% 1/23/25	71,000	72,958
Spectra Energy Partners, LP 2.95% 9/25/18	2,000	2,064
The Williams Companies, Inc.:
3.7% 1/15/23	3,000	2,805
4.55% 6/24/24	38,000	37,127
Western Gas Partners LP 5.375% 6/1/21	2,000	2,231
Williams Partners LP 4.3% 3/4/24	8,000	8,229
		456,220
TOTAL ENERGY		550,738
FINANCIALS - 6.2%
Banks - 1.7%
Bank of America Corp.:
2.6% 1/15/19	21,000	21,330
3.3% 1/11/23	69,000	69,958
4.1% 7/24/23	10,000	10,749
4.125% 1/22/24	100,000	106,233
4.25% 10/22/26	11,000	11,254
Citigroup, Inc.:
1.85% 11/24/17	21,000	21,037
4.05% 7/30/22	4,000	4,168
5.3% 5/6/44	21,000	23,492
5.5% 9/13/25	4,000	4,530
6.125% 5/15/18	31,000	34,953
Credit Suisse AG 6% 2/15/18	2,000	2,221
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Banks - continued
JPMorgan Chase & Co.:
2.35% 1/28/19	$ 4,000	$ 4,057
3.25% 9/23/22	22,000	22,498
3.875% 9/10/24	26,000	26,511
4.125% 12/15/26	31,000	31,817
4.25% 10/15/20	4,000	4,371
4.35% 8/15/21	4,000	4,375
4.5% 1/24/22	100,000	110,563
4.625% 5/10/21	4,000	4,445
4.95% 3/25/20	4,000	4,480
Marshall & Ilsley Bank 5% 1/17/17	1,000	1,058
Regions Financial Corp. 2% 5/15/18	10,000	9,942
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	100,000	105,920
6% 12/19/23	35,000	39,182
6.1% 6/10/23	13,000	14,575
6.125% 12/15/22	29,000	32,713
		726,432
Capital Markets - 1.4%
Affiliated Managers Group, Inc.:
3.5% 8/1/25	13,000	12,939
4.25% 2/15/24	4,000	4,226
Goldman Sachs Group, Inc.:
1.748% 9/15/17	30,000	29,910
2.625% 1/31/19	24,000	24,413
2.9% 7/19/18	29,000	29,850
5.75% 1/24/22	8,000	9,355
6.75% 10/1/37	190,000	246,038
Lazard Group LLC 4.25% 11/14/20	8,000	8,518
Morgan Stanley:
2.125% 4/25/18	15,000	15,110
2.375% 7/23/19	20,000	20,122
3.7% 10/23/24	18,000	18,583
3.75% 2/25/23	36,000	37,605
4.875% 11/1/22	147,000	159,707
5% 11/24/25	13,000	14,328
		630,704
Consumer Finance - 0.1%
Discover Financial Services 3.95% 11/6/24	7,000	7,136
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Consumer Finance - continued
General Electric Capital Corp.:
4.625% 1/7/21	$ 9,000	$ 10,138
4.65% 10/17/21	4,000	4,536
Hyundai Capital America:
1.875% 8/9/16 (c)	3,000	3,032
2.125% 10/2/17 (c)	4,000	4,035
Synchrony Financial:
1.875% 8/15/17	3,000	3,004
3% 8/15/19	4,000	4,068
3.75% 8/15/21	6,000	6,226
4.25% 8/15/24	6,000	6,289
		48,464
Insurance - 0.4%
American International Group, Inc.:
2.3% 7/16/19	5,000	5,060
5.6% 10/18/16	9,000	9,643
Hartford Financial Services Group, Inc. 5.125% 4/15/22	2,000	2,301
MetLife, Inc. 4.368% 9/15/23	8,000	8,885
Pacific LifeCorp:
5.125% 1/30/43 (c)	11,000	12,477
6% 2/10/20 (c)	2,000	2,262
Prudential Financial, Inc. 4.5% 11/16/21	100,000	110,688
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (c)	13,000	14,943
TIAA Asset Management Finance LLC:
2.95% 11/1/19 (c)	3,000	3,062
4.125% 11/1/24 (c)	4,000	4,225
		173,546
Real Estate Investment Trusts - 1.3%
Alexandria Real Estate Equities, Inc. 2.75% 1/15/20	2,000	1,996
American Campus Communities Operating Partnership LP 3.75% 4/15/23	3,000	3,032
AvalonBay Communities, Inc.:
3.625% 10/1/20	5,000	5,255
4.2% 12/15/23	20,000	21,400
Boston Properties, Inc. 3.85% 2/1/23	25,000	26,351
Camden Property Trust:
2.95% 12/15/22	4,000	3,944
4.25% 1/15/24	8,000	8,496
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
DDR Corp.:
3.5% 1/15/21	$ 140,000	$ 144,221
3.625% 2/1/25	5,000	5,002
4.75% 4/15/18	132,000	141,647
9.625% 3/15/16	3,000	3,255
Duke Realty LP:
3.625% 4/15/23	5,000	5,095
3.75% 12/1/24	4,000	4,098
3.875% 10/15/22	8,000	8,326
5.95% 2/15/17	100,000	108,232
Equity One, Inc. 3.75% 11/15/22	20,000	20,209
Government Properties Income Trust 3.75% 8/15/19	10,000	10,254
Health Care REIT, Inc.:
2.25% 3/15/18	5,000	5,041
4.7% 9/15/17	2,000	2,150
Highwoods/Forsyth LP 3.2% 6/15/21	6,000	6,078
Lexington Corporate Properties Trust 4.4% 6/15/24	4,000	4,142
Omega Healthcare Investors, Inc.:
4.5% 1/15/25 (c)	3,000	3,061
4.95% 4/1/24	3,000	3,207
Retail Opportunity Investments Partnership LP:
4% 12/15/24	2,000	2,045
5% 12/15/23	2,000	2,188
Weingarten Realty Investors 3.375% 10/15/22	2,000	1,987
WP Carey, Inc.:
4% 2/1/25	11,000	10,920
4.6% 4/1/24	20,000	20,736
		582,368
Real Estate Management & Development - 1.3%
BioMed Realty LP:
2.625% 5/1/19	6,000	6,028
4.25% 7/15/22	4,000	4,210
Brandywine Operating Partnership LP:
3.95% 2/15/23	10,000	10,133
4.1% 10/1/24	10,000	10,187
4.55% 10/1/29	10,000	10,386
4.95% 4/15/18	11,000	11,830
ERP Operating LP:
2.375% 7/1/19	7,000	7,046
4.625% 12/15/21	275,000	305,444
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Essex Portfolio LP 3.875% 5/1/24	$ 7,000	$ 7,331
Liberty Property LP:
3.375% 6/15/23	25,000	24,849
5.5% 12/15/16	100,000	107,051
Mack-Cali Realty LP:
2.5% 12/15/17	9,000	9,036
3.15% 5/15/23	12,000	10,919
Mid-America Apartments LP 4.3% 10/15/23	2,000	2,133
Tanger Properties LP:
3.75% 12/1/24	7,000	7,186
3.875% 12/1/23	4,000	4,147
Ventas Realty LP:
3.5% 2/1/25	3,000	3,025
4.375% 2/1/45	2,000	2,018
Ventas Realty LP/Ventas Capital Corp. 4% 4/30/19	3,000	3,202
		546,161
TOTAL FINANCIALS		2,707,675
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co.:
2.675% 12/15/19	3,000	3,068
4.685% 12/15/44	3,000	3,276
		6,344
Health Care Providers & Services - 0.1%
Express Scripts Holding Co. 4.75% 11/15/21	2,000	2,231
UnitedHealth Group, Inc.:
2.75% 2/15/23	2,000	2,022
2.875% 3/15/23	13,000	13,287
WellPoint, Inc. 3.3% 1/15/23	21,000	21,528
		39,068
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc. 4.15% 2/1/24	3,000	3,221
Pharmaceuticals - 0.0%
AbbVie, Inc. 1.75% 11/6/17	10,000	10,077
Nonconvertible Bonds - continued
	Principal Amount	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Watson Pharmaceuticals, Inc. 1.875% 10/1/17	$ 3,000	$ 2,995
Zoetis, Inc. 3.25% 2/1/23	4,000	3,984
		17,056
TOTAL HEALTH CARE		65,689
INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.125% 1/15/18	5,000	4,981
3.75% 2/1/22	11,000	11,170
3.875% 4/1/21	9,000	9,270
4.25% 9/15/24	9,000	9,270
		34,691
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Tyco Electronics Group SA 2.375% 12/17/18	2,000	2,025
MATERIALS - 0.2%
Metals & Mining - 0.2%
Alcoa, Inc. 5.125% 10/1/24	6,000	6,526
Barrick Gold Corp.:
3.85% 4/1/22	6,000	5,953
4.1% 5/1/23	66,000	65,707
Freeport-McMoRan, Inc. 3.875% 3/15/23	5,000	4,587
		82,773
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
AT&T, Inc. 5.55% 8/15/41	48,000	52,296
CenturyLink, Inc.:
5.15% 6/15/17	2,000	2,110
6% 4/1/17	2,000	2,140
6.15% 9/15/19	2,000	2,185
Embarq Corp. 7.082% 6/1/16	6,000	6,415
Verizon Communications, Inc.:
3.45% 3/15/21	28,000	29,149
4.5% 9/15/20	103,000	113,282
Nonconvertible Bonds - continued
	Principal Amount	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Verizon Communications, Inc.: - continued
5.012% 8/21/54 (c)	$ 74,000	$ 77,307
6.55% 9/15/43	76,000	100,005
		384,889
UTILITIES - 0.5%
Electric Utilities - 0.2%
American Electric Power Co., Inc. 2.95% 12/15/22	4,000	4,011
American Transmission Systems, Inc. 5% 9/1/44 (c)	4,000	4,584
Cleveland Electric Illuminating Co. 5.7% 4/1/17	3,000	3,218
Duke Energy Corp. 2.1% 6/15/18	5,000	5,089
FirstEnergy Corp.:
2.75% 3/15/18	22,000	22,424
4.25% 3/15/23	30,000	31,586
7.375% 11/15/31	5,000	6,380
PPL Capital Funding, Inc. 3.4% 6/1/23	6,000	6,188
		83,480
Multi-Utilities - 0.3%
Dominion Resources, Inc. 2.5566% 9/30/66 (d)	6,000	5,578
NiSource Finance Corp. 4.45% 12/1/21	100,000	108,523
Puget Energy, Inc.:
6% 9/1/21	13,000	15,454
6.5% 12/15/20	4,000	4,787
		134,342
TOTAL UTILITIES		217,822
TOTAL NONCONVERTIBLE BONDS (Cost $4,504,748)		4,692,821
U.S. Government and Government Agency Obligations - 5.9%

U.S. Treasury Inflation-Protected Obligations - 0.8%
U.S. Treasury Inflation Indexed Bonds 0.75% 2/15/45	180,000	183,629
U.S. Treasury Inflation-Indexed Bonds 1.375% 2/15/44	120,902	143,696
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		327,325
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value
U.S. Treasury Obligations - 5.1%
U.S. Treasury Notes:
0.5% 1/31/17	$ 82,000	$ 81,833
0.625% 12/31/16	460,000	460,359
0.875% 10/15/17	654,000	653,489
0.875% 11/15/17	590,000	588,986
0.875% 1/15/18	100,000	99,695
1% 12/15/17	333,000	333,416
TOTAL U.S. TREASURY OBLIGATIONS		2,217,778
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $2,538,230)		2,545,103
U.S. Government Agency - Mortgage Securities - 5.1%

Fannie Mae - 2.6%
2.5% 1/1/28	97,216	99,806
3% 7/1/43 to 9/1/43	277,995	283,664
4% 3/1/42 to 8/1/42	283,184	303,818
4.5% 3/1/41 to 1/1/42	132,269	144,390
5.5% 5/1/27 to 9/1/41	271,124	304,411
TOTAL FANNIE MAE		1,136,089
Freddie Mac - 1.1%
3% 2/1/43	87,612	89,792
3.5% 4/1/43 to 8/1/43	187,960	197,360
4% 2/1/41	93,379	100,141
4.5% 3/1/41 to 4/1/41	93,503	101,861
TOTAL FREDDIE MAC		489,154
Ginnie Mae - 1.4%
3% 1/20/45	99,990	102,826
3.5% 4/20/42 to 2/20/45	175,437	184,437
4% 11/20/40	78,884	84,742
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Ginnie Mae - continued
4.5% 5/20/41	$ 98,333	$ 107,050
5% 10/15/33	113,840	127,090
TOTAL GINNIE MAE		606,145
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $2,198,524)		2,231,388
Asset-Backed Securities - 0.2%

Capital Auto Receivables Asset Trust Series 2014-2 Class D, 2.81% 8/20/19	4,000	3,997
Santander Drive Auto Receivables Trust:
Series 2013-5 Class D, 2.73% 10/15/19	11,000	11,062
Series 2014-1 Class D, 2.91% 4/15/20	11,000	11,050
Series 2014-4:
Class C, 2.6% 11/16/20	6,000	6,033
Class D, 3.1% 11/16/20	10,000	10,024
Vericrest Opportunity Loan Trust Series 2014-NPL7 Class A1, 3.125% 8/27/57 (c)	40,850	40,855
TOTAL ASSET-BACKED SECURITIES (Cost $82,974)		83,021
Commercial Mortgage Securities - 1.9%

GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	98,500	104,357
Greenwich Capital Commercial Funding Corp. sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	120,000	127,198
GS Mortgage Securities Trust sequential payer Series 2006-GG8 Class A1A, 5.547% 11/10/39	6,554	6,945
JPMorgan Chase Commercial Mortgage Securities Trust sequential payer:
Series 2006-CB17 Class A4, 5.429% 12/12/43	9,607	10,089
Series 2007-CB18 Class A4, 5.44% 6/12/47	67,256	71,191
Series 2007-LD11 Class A4, 5.7953% 6/15/49 (d)	240,000	256,920
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 5.9055% 7/15/44 (d)	10,000	10,808
Merrill Lynch-CFC Commercial Mortgage Trust sequential payer Series 2006-4 Class A3, 5.172% 12/12/49 (d)	23,501	24,724
Commercial Mortgage Securities - continued
	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust sequential payer:
Series 2007-C30 Class A5, 5.342% 12/15/43	$ 170,000	$ 181,038
Series 2007-C31 Class A4, 5.509% 4/15/47	10,000	10,514
Series 2007-C33 Class A4, 5.9428% 2/15/51 (d)	23,874	25,454
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $855,305)		829,238
Municipal Securities - 0.3%

Chicago Gen. Oblig.:
(Taxable Proj.) Series 2012 B, 5.432% 1/1/42	5,000	4,653
6.314% 1/1/44	35,000	36,602
Illinois Gen. Oblig.:
Series 2003, 5.1% 6/1/33	65,000	65,599
Series 2010-1, 6.63% 2/1/35	5,000	5,634
Series 2010-3, 6.725% 4/1/35	5,000	5,676
Series 2011, 5.877% 3/1/19	5,000	5,540
Series 2013:
1.84% 12/1/16	5,000	5,003
3.6% 12/1/19	5,000	5,066
TOTAL MUNICIPAL SECURITIES (Cost $130,797)		133,773
Foreign Government and Government Agency Obligations - 0.1%

United Mexican States 3.5% 1/21/21 (Cost $49,507)	49,000	51,205
Fixed-Income Funds - 71.6%
	Shares
Intermediate-Term Bond Funds - 71.6%
DoubleLine Total Return Bond Fund Class I	212,812	2,345,191
Fidelity GNMA Fund (b)	84,162	982,171
JPMorgan Core Bond Fund Select Class	311,977	3,690,687
Metropolitan West Total Return Bond Fund Class I	435,907	4,786,260
PIMCO Total Return Fund Institutional Class	790,545	8,569,510
Prudential Total Return Bond Fund Class Z	142,904	2,084,971
Fixed-Income Funds - continued
	Shares	Value
Intermediate-Term Bond Funds - continued
Western Asset Core Bond Fund Class I	219,146	$ 2,730,559
Western Asset Core Plus Bond Fund - Class IS	495,707	5,844,389
TOTAL FIXED-INCOME FUNDS (Cost $30,980,856)		31,033,738
Short-Term Funds - 3.6%

Short-Term Funds - 3.6%
Prudential Short-Term Corporate Bond Fund Class Z (Cost $1,572,773)	137,196	1,546,193
Money Market Funds - 0.4%

SSgA U.S. Treasury Money Market Fund, 0% (a) (Cost $172,017)	172,017	172,017
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $43,085,731)		43,318,497
NET OTHER ASSETS (LIABILITIES) - 0.1%		41,606
NET ASSETS - 100%		$ 43,360,103
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $289,376 or 0.7% of net assets.

(d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity GNMA Fund	$ 1,027,394	$ 5,909	$ 71,698	$ 21,845	$ 982,171
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 4,692,821	$ -	$ 4,692,821	$ -
U.S. Government and Government Agency Obligations	2,545,103	-	2,545,103	-
U.S. Government Agency - Mortgage Securities	2,231,388	-	2,231,388	-
Asset-Backed Securities	83,021	-	83,021	-
Commercial Mortgage Securities	829,238	-	829,238	-
Municipal Securities	133,773	-	133,773	-
Foreign Government and Government Agency Obligations	51,205	-	51,205	-
Fixed-Income Funds	31,033,738	31,033,738	-	-
Short-Term Funds	1,546,193	1,546,193	-	-
Money Market Funds	172,017	172,017	-	-
Total Investments in Securities:	$ 43,318,497	$ 32,751,948	$ 10,566,549	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $42,091,128)	$ 42,336,326
Affiliated issuers (cost $994,603)	982,171
Total Investments (cost $43,085,731)		$ 43,318,497
Receivable for investments sold		18,797
Receivable for fund shares sold		64,673
Dividends receivable		1,125
Interest receivable		72,516
Prepaid expenses		24
Receivable from investment adviser for expense reductions		1,722
Other receivables		192
Total assets		43,477,546

Liabilities
Payable for investments purchased	$ 72,101
Accrued management fee	1,182
Distribution and service plan fees payable	22
Audit fee payable	37,773
Other affiliated payables	1,936
Other payables and accrued expenses	4,429
Total liabilities		117,443

Net Assets		$ 43,360,103
Net Assets consist of:
Paid in capital		$ 43,270,844
Undistributed net investment income		7,438
Accumulated undistributed net realized gain (loss) on investments		(150,945)
Net unrealized appreciation (depreciation) on investments		232,766
Net Assets		$ 43,360,103

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2015

Core Income Multi-Manager: Net Asset Value, offering price and redemption price per share ($40,564,013 ÷ 4,046,431 shares)	$ 10.02

Class F: Net Asset Value, offering price and redemption price per share ($2,582,507 ÷ 257,491 shares)	$ 10.03

Class L: Net Asset Value, offering price and redemption price per share ($106,963 ÷ 10,668 shares)	$ 10.03

Class N: Net Asset Value, offering price and redemption price per share ($106,620 ÷ 10,634 shares)	$ 10.03

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends: Unaffiliated issuers		$ 896,361
Affiliated issuers		21,845
Interest		373,858
Total income		1,292,064

Expenses
Management fee	$ 138,747
Transfer agent fees	6,050
Distribution and service plan fees	260
Accounting fees and expenses	17,270
Custodian fees and expenses	14,747
Independent trustees' compensation	467
Registration fees	39,712
Audit	53,205
Legal	280
Miscellaneous	389
Total expenses before reductions	271,127
Expense reductions	(173,689)	97,438
Net investment income (loss)		1,194,626
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(106,252)
Affiliated issuers	(1,533)
Realized gain distributions from underlying funds:
Unaffiliated issuers	79,194
Total net realized gain (loss)		(28,591)
Change in net unrealized appreciation (depreciation) on investment securities		816,338
Net gain (loss)		787,747
Net increase (decrease) in net assets resulting from operations		$ 1,982,373

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,194,626	$ 1,065,787
Net realized gain (loss)	(28,591)	(103,047)
Change in net unrealized appreciation (depreciation)	816,338	(820,711)
Net increase (decrease) in net assets resulting from operations	1,982,373	142,029
Distributions to shareholders from net investment income	(1,200,873)	(1,042,035)
Distributions to shareholders from net realized gain	(12,719)	(139,252)
Total distributions	(1,213,592)	(1,181,287)
Share transactions - net increase (decrease)	(1,479,047)	2,863,094
Total increase (decrease) in net assets	(710,266)	1,823,836

Net Assets
Beginning of period	44,070,369	42,246,533
End of period (including undistributed net investment income of $7,438 and undistributed net investment income of $21,488, respectively)	$ 43,360,103	$ 44,070,369

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Core Income Multi-Manager

Years ended February 28,	2015	2014	2013E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.84	$ 10.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.285	.248	.201
Net realized and unrealized gain (loss)	.184	(.222)	.151
Total from investment operations	.469	.026	.352
Distributions from net investment income	(.286)	(.243)	(.197)
Distributions from net realized gain	(.003)	(.033)	(.065)
Total distributions	(.289)	(.276)	(.262)
Net asset value, end of period	$ 10.02	$ 9.84	$ 10.09
Total ReturnB, C	4.83%	.29%	3.54%
Ratios to Average Net Assets F
Expenses before reductions	.65%	.68%	.66%A
Expenses net of fee waivers, if any	.23%	.23%	.23%A
Expenses net of all reductions	.23%	.23%	.23%A
Net investment income (loss)	2.87%	2.53%	2.84%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,564	$ 42,471	$ 41,975
Portfolio turnover rateG	115%	87%	190% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 19, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2015	2014	2013E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.84	$ 10.10	$ 10.19
Income from Investment Operations
Net investment income (loss) D	.285	.245	.072
Net realized and unrealized gain (loss)	.194	(.229)	(.029)
Total from investment operations	.479	.016	.043
Distributions from net investment income	(.286)	(.243)	(.068)
Distributions from net realized gain	(.003)	(.033)	(.065)
Total distributions	(.289)	(.276)	(.133)
Net asset value, end of period	$ 10.03	$ 9.84	$ 10.10
Total ReturnB, C	4.94%	.19%	.43%
Ratios to Average Net Assets F
Expenses before reductions	.63%	.75%	.66%A
Expenses net of fee waivers, if any	.23%	.23%	.23%A
Expenses net of all reductions	.23%	.23%	.23%A
Net investment income (loss)	2.87%	2.53%	3.62%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,583	$ 1,396	$ 272
Portfolio turnover rateG	115%	87%	190% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Years ended February 28,	2015	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.84	$ 9.72
Income from Investment Operations
Net investment income (loss) D	.285	.073
Net realized and unrealized gain (loss)	.194	.118 E
Total from investment operations	.479	.191
Distributions from net investment income	(.286)	(.068)
Distributions from net realized gain	(.003)	(.003)
Total distributions	(.289)	(.071)
Net asset value, end of period	$ 10.03	$ 9.84
Total ReturnB, C	4.93%	1.97%
Ratios to Average Net Assets G
Expenses before reductions	.65%	.82%A
Expenses net of fee waivers, if any	.23%	.23%A
Expenses net of all reductions	.23%	.23%A
Net investment income (loss)	2.87%	2.52%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107	$ 102
Portfolio turnover rateH	115%	87%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Years ended February 28,	2015	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.84	$ 9.72
Income from Investment Operations
Net investment income (loss) D	.261	.066
Net realized and unrealized gain (loss)	.193	.118 E
Total from investment operations	.454	.184
Distributions from net investment income	(.261)	(.061)
Distributions from net realized gain	(.003)	(.003)
Total distributions	(.264)	(.064)
Net asset value, end of period	$ 10.03	$ 9.84
Total ReturnB, C	4.68%	1.90%
Ratios to Average Net Assets G
Expenses before reductions	.90%	1.07%A
Expenses net of fee waivers, if any	.48%	.48%A
Expenses net of all reductions	.48%	.48%A
Net investment income (loss)	2.62%	2.27%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107	$ 102
Portfolio turnover rateH	115%	87%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Strategic Advisers Core Income Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Core Income Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

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2. Significant Accounting Policies - continued

Investment Valuation - continued

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 701,376
Gross unrealized depreciation	(481,804)
Net unrealized appreciation (depreciation) on securities	$ 219,572

Tax Cost	$ 43,098,925

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,877
Capital loss carryforward	$ (136,001)
Net unrealized appreciation (depreciation) on securities and other investments	$ 219,572

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (89,204)
Long-term	(46,797)
Total capital loss carryforward	$ (136,001)

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 1,213,592	$ 1,055,230
Long-term Capital Gains	-	126,057
Total	$ 1,213,592	$ 1,181,287

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $12,534,334 and $13,777,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .65% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .33% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Prudential Investment Management, Inc. (Prudential) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Prudential has not been allocated any portion of the Fund's assets. Prudential in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 260	$ 260

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Income Multi-Manager	$ 6,020.02
Class L	15.01
Class N	15.01
	$ 6,050

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $63 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2016. During the period, this waiver reduced the Fund's management fee by $124,819.

The investment adviser has also contractually agreed to reimburse Core Income Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2016. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are

Annual Report

6. Expense Reductions - continued

excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Income Multi-Manager	.20%	$ 46,733
Class F	.20%	1,880
Class L	.20%	124
Class N	.45%	121

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $12.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014 A
From net investment income
Core Income Multi-Manager	$ 1,138,079	$ 1,026,379
Class F	57,055	14,326
Class L	3,000	703
Class N	2,739	627
Total	$ 1,200,873	$ 1,042,035
From net realized gain
Core Income Multi-Manager	$ 11,915	$ 138,071
Class F	740	1,119
Class L	32	31
Class N	32	31
Total	$ 12,719	$ 139,252

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014 A	2015	2014 A
Core Income Multi-Manager
Shares sold	178,582	93,505	$ 1,772,447	$ 914,665
Reinvestment of distributions	115,800	118,224	1,149,986	1,164,449
Shares redeemed	(563,747)	(54,643)	(5,557,087)	(536,480)
Net increase (decrease)	(269,365)	157,086	$ (2,634,654)	$ 1,542,634
Class F
Shares sold	133,544	148,217	$ 1,326,339	$ 1,444,141
Reinvestment of distributions	5,812	1,575	57,795	15,445
Shares redeemed	(23,647)	(34,936)	(234,330)	(340,518)
Net increase (decrease)	115,709	114,856	$ 1,149,804	$ 1,119,068
Class L
Shares sold	-	10,288	$ -	$ 100,000
Reinvestment of distributions	305	75	3,032	734
Shares redeemed	-	-	-	-
Net increase (decrease)	305	10,363	$ 3,032	$ 100,734
Class N
Shares sold	-	10,288	$ -	$ 100,000
Reinvestment of distributions	279	67	2,771	658
Shares redeeemed	-	-	-	-
Net increase (decrease)	279	10,355	$ 2,771	$ 100,658

A Share transactions for Class L and Class N are for the period November 13, 2013 (commencement of sale of shares) to February 28, 2014.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 90% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Income Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Income Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Income Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 21, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, and as Chairman of the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Chairman (2012-2014) and Member (2006-present) of the Executive Committee of the Greater Boston Chamber of Commerce, Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of DSM (dba Dental and DentaQuest) (2004-2014), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2014), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Brian Blackburn (1975)
Year of Election or Appointment: 2014 Assistant Secretary
Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John Hitt (1967)
Year of Election or Appointment: 2014 Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

A total of 10.46% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Pyramis Global Advisors, LLC (Pyramis) and Prudential Investment Management, Inc. (PIM) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Pyramis and PIM (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2013, the total return of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Core Income Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the third quartile and that Class F had under-performed 53% of its peers for the one-year period ended December 31, 2013. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.65% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.20%, 0.20%, and 0.45%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.20% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Core Income Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2014.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were below, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2014. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee.

Annual Report

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had agreed to waive 0.30% of its management fee through April 30, 2015 and also took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Pyramis Global Advisors, LLC

Prudential Investment
Management, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ACF-L-ACF-N-ANN-0415
1.9585972.101

Item 2. Code of Ethics

As of the end of the period, February 28, 2015, Fidelity Rutland Square Trust II (the "trust") has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Amy Butte Liebowitz is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Butte Liebowitz is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Strategic Advisers Core Income Multi-Manager Fund, Strategic Advisers Emerging Markets Fund, Strategic Adviser Emerging Markets Fund of Funds, Strategic Advisers Income Opportunities Fund, Strategic Advisers Income Opportunities Fund of Funds, Strategic Advisers International Fund, Strategic Advisers International Multi-Manager Fund, Strategic Advisers International II Fund, Strategic Advisers Small-Mid Cap Fund and Strategic Advisers Small-Mid Cap Multi-Manager Fund (the "Funds"):

Services Billed by PwC

February 28, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Multi-Manager Fund	$41,000	$-	$4,700	$2,600
Strategic Advisers Emerging Markets Fund	$25,000	$-	$1,800	$3,500
Strategic Advisers Emerging Markets Fund of Funds	$23,000	$-	$2,500	$2,600
Strategic Advisers Income Opportunities Fund	$26,000	$-	$1,600	$5,200
Strategic Advisers Income Opportunities Fund of Funds	$22,000	$-	$1,900	$2,600
Strategic Advisers International Fund	$55,000	$-	$4,400	$9,800
Strategic Advisers International Multi-Manager Fund	$39,000	$-	$4,700	$2,600
Strategic Advisers International II Fund	$43,000	$-	$4,400	$3,500
Strategic Advisers Small-Mid Cap Fund	$47,000	$-	$4,100	$6,400
Strategic Advisers Small-Mid Cap Multi-Manager Fund	$40,000	$-	$4,700	$2,600

February 28, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Multi-Manager Fund	$41,000	$-	$3,400	$1,400
Strategic Advisers Emerging Markets Fund	$25,000	$-	$1,700	$2,100
Strategic Advisers Emerging Markets Fund of Funds	$22,000	$-	$1,200	$1,300
Strategic Advisers Income Opportunities Fund	$27,000	$-	$1,400	$3,000
Strategic Advisers Income Opportunities Fund of Funds	$22,000	$-	$1,200	$1,300
Strategic Advisers International Fund	$58,000	$-	$4,300	$8,100
Strategic Advisers International Multi-Manager Fund	$39,000	$-	$3,400	$1,400
Strategic Advisers International II Fund	$43,000	$-	$4,300	$1,700
Strategic Advisers Small-Mid Cap Fund	$47,000	$-	$4,000	$2,900
Strategic Advisers Small-Mid Cap Multi-Manager Fund	$39,000	$-	$3,400	$1,400

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Strategic Advisers, Inc. ("Strategic Advisers") and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	February 28, 2015A	February 28, 2014A
Audit-Related Fees	$5,900,000	$4,970,000
Tax Fees	$-	$-
All Other Fees	$-	$50,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the Fund audit or the review of the Fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the Fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider relating to Covered Services and Non-Covered Services (each as defined below) for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2015 A	February 28, 2014 A,B
PwC	$8,175,000	$5,540,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and Strategic Advisers' review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of the trust ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust ("Non-Covered Service") are not required to be approved, but are reported to the Audit Committee annually.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 29, 2015
By:	/s/Nicholas E. Steck
Nicholas E. Steck
Chief Financial Officer

Date:	April 29, 2015